                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-7822
                                    --------------------------------------------

                       AMERICAN CENTURY INVESTMENT TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           4500 MAIN STREET, KANSAS CITY, MISSOURI        64111
--------------------------------------------------------------------------------
          (Address of principal executive offices)      (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                    ----------------------------

Date of fiscal year end:              03-31
                           -----------------------------------------------------

Date of reporting period:             09-30-2008
                          ------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[front cover]

SEMIANNUAL REPORT
SEPTEMBER 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

PRIME MONEY MARKET FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
September 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan S. Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

PRIME MONEY MARKET

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

UNPRECEDENTED EVENTS

The six months ended September 30, 2008, were characterized by unprecedented market turmoil, including the spectacular failure of major financial institutions and direct U.S. government intervention. In that environment, investors favored higher-quality securities, while credit-related risk aversion hurt lower-quality sectors of the market.

The Federal Reserve (the Fed) faced the dual challenges of keeping recession at bay and fending off inflation. Early in the period, the Fed favored anti-recessionary measures, cutting the federal funds target rate in April
2008. But as commodity prices reached record highs in June, the Fed seemed to focus on inflation, holding interest rates steady during the remainder of the reporting period. Inflation, as measured by the one-year change in the
Consumer Price Index, ended the period at 4.9%.

Despite the Fed's best efforts, economic prospects dimmed--credit markets seized up, housing and the consumer took further hits, and the unemployment rate broke above 6%. With the very health of the financial system at stake, the government seized several tottering financial giants and began work on a massive bank recapitalization program.

HIGH-QUALITY BONDS DID BEST

In this schizophrenic environment that pitted worry about inflation against worry about economic depression, fixed-income returns were disappointing, though we should point out that longer-term investment-grade bond returns are positive. For the six months, higher-quality bonds held up better than lower-rated debt--highly rated government agency mortgages and some Treasury bonds were the only segments of the taxable bond market to manage positive results. Meanwhile, corporate bonds tracked the equity markets, posting sharply negative returns (see accompanying table).

RATES HIGHER, CURVE LITTLE CHANGED

Sharp volatility and inflation concerns meant bond yields finished the six months higher. The yield on the two-year Treasury note went from 1.59% to
1.97%, while the 10-year Treasury yield rose from 3.41% to 3.83%. As a result, the shape of the yield curve (a graphic representation of bond yields at different maturities) was little changed--the difference in yield between two-
and 10-year Treasury securities inched up from 182 to 186 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2008*

TREASURY SECURITIES
3-Month Bill                                  0.99%
2-Year Note                                   0.91%
10-Year Note                                 -1.26%
30-Year Bond                                  2.36%

CITIGROUP U.S. BOND MARKET INDICES
Mortgage (mortgage-backed)                    1.54%
Treasury                                      0.19%
Agency                                       -0.68%
Broad Investment-Grade (multi-sector)        -1.30%
Inflation-Linked Securities                  -3.86%
Credit (investment-grade corporate)          -7.41%
High-Yield Market (corporate)                -7.78%

* Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Prime Money Market

Total Returns as of September 30, 2008
                                                    Average Annual Returns
                                                                         Since      Inception
                   6 months(1)     1 year      5 years     10 years    Inception      Date

INVESTOR CLASS        1.21%       3.31%(2)      3.06%       3.29%        3.88%      11/17/93

90-DAY U.S.
TREASURY BILL
INDEX(3)              0.80%         2.22%       3.01%       3.26%      3.84%(4)        --

LIPPER MONEY
MARKET
INSTRUMENT
FUNDS AVERAGE
RETURN(3)             0.92%         2.78%       2.68%       2.98%      3.67%(4)        --

Fund's Lipper
Ranking among
Money Market
Instrument            31 of         48 of       44 of       41 of        26 of
Funds(3)               337           336         293         196        114(4)         --

A Class(5)
 No sales
 charge*              1.09%       3.05%(2)      2.80%       3.04%        3.06%

 With sales
 charge*              0.09%       3.05%(2)      2.80%       3.04%        3.06%       8/28/98

B Class
 No sales
 charge*              0.71%       2.29%(2)     2.12%(2)       --       1.93%(2)

 With sales
 charge*             -4.29%       -1.71%(2)    1.94%(2)       --       1.77%(2)      1/31/03

C Class
 No sales
 charge*              0.84%       2.55%(2)     2.35%(2)       --       1.91%(2)

 With sales
 charge*             -0.16%       2.55%(2)     2.35%(2)       --       1.91%(2)      5/7/02

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fees or its distribution and service fees, as applicable.

(3) Data provided by Lipper Inc. -- A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Since 11/30/93, the date nearest the Investor Class's inception for which data are available.

(5) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

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3

PORTFOLIO COMMENTARY

Prime Money Market

Portfolio Managers: Denise Latchford and Steven Permut

PERFORMANCE SUMMARY

Prime Money Market returned 1.21%* for the six months ended September 30,
2008, outperforming the 0.92% average return of the 337 funds in Lipper Inc.'s
Money Market Funds category. The portfolio's return ranked in the top 10% of the Lipper category, and its five- and 10-year returns ranked in the top 15%
and 21%, respectively, of the Lipper group (see the previous page).

CREDIT CRISIS TOOK CENTER STAGE

Battling the double whammy of a weak economy and rising inflation, the Federal
Reserve (the Fed) seemed to shift to a slight anti-inflation bias when, after steadily cutting rates between September 2007 and April 2008, it held the federal funds rate target steady at 2% at its June, August, and September policy meetings. But greater challenges were brewing, as the persistent credit crunch turned into a full-blown financial crisis.

Long-standing concerns about economic growth, inflation (which actually eased on a severe selloff in the commodities market late in the period), and the tumbling housing market took a back seat to fallout from the U.S. government's takeover of mortgage lender IndyMac and mortgage giants Fannie Mae and Freddie
Mac; Lehman Brothers' bankruptcy filing; the Fed's rescue plan for American
International Group (AIG); and other extraordinary events in the financial sector. Businesses and consumers faced stringent borrowing standards, banks stopped lending to each other, and a large institutional money market fund
"broke the buck." The stress culminated with a massive taxpayer-funded recapitalization plan for financial companies.

TREASURY LAUNCHED MONEY MARKET GUARANTEE PROGRAM

Among its many efforts to address credit-market dislocations, the U.S.
Treasury initiated the Temporary Guarantee Program for Money Market Funds
(TGPMMF). The Treasury will guarantee the share price of any eligible money market fund that applies and pays a fee to participate. The program covers shareholder balances as of the close of business on September 19, 2008, and kicks in when the share price of a participating fund falls below $0.995 and the fund is liquidated. (For more information on TGPMMF, see paragraph at bottom of page 5.)

Portfolio Composition by Credit Rating
              % of fund              % of fund
             investments            investments
                as of                  as of
               9/30/08                3/31/08
A-1+             81%                    77%

A-1              19%                    23%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

Yields and Weighted Average Maturity

7-DAY CURRENT YIELD(1) AS OF SEPTEMBER 30, 2008
Investor Class                                3.06%
A Class                                       2.81%
B Class                                       2.06%
C Class                                       2.31%

7-DAY EFFECTIVE YIELD(1) AS OF SEPTEMBER 30, 2008
Investor Class                                3.11%
A Class                                       2.85%
B Class                                       2.08%
C Class                                       2.33%

                                  9/30/08    3/31/08
Weighted Average Maturity         42 days    50 days

(1) The yields presented reflect the waiver of a portion of the fund's management fees. Without such waiver, the 7-day yields would have been lower.

* All fund returns referenced in this commentary are for Investor Class shares. Class returns would have been lower had management fees not been waived. Total returns for periods less than one year are not annualized.

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4

Prime Money Market

Although our money market portfolios did not own any securities issued by
Lehman Brothers, Washington Mutual or AIG, all American Century Investments
money market funds are participating in the Treasury's program. The added level of safety provided by the TGPMMF should help promote stability of money market funds industry-wide and restore investor confidence in the financial system. Management believes our participation in the program will help reassure fund shareholders that their investments are safe and should reduce the risk of mass redemptions.

PORTFOLIO STRATEGY

Prime Money Market's seven-day current yield started the reporting period at
2.93%, and for the next five months it generally declined along with interest rates. At the end of August, the fund's yield was 2.25%. Then the turmoil of
September unleashed a barrage of pessimism. By the end of the month the fund's yield had climbed to 3.06%, reflecting the upward trend in LIBOR (London interbank offered rate), a widely used money market benchmark that was pushed higher by mounting stress in the global credit markets as banks and investors became reluctant to lend to one another.

For much of the reporting period we sought to extend the fund's weighted average maturity (WAM) to capture incrementally higher yields from longer-term money market securities. But as the credit crisis worsened, enhancing portfolio liquidity became paramount. We increased the purchase of overnight commercial paper, the majority of which reset according to changes in LIBOR, which gave the fund a yield advantage. We also held variable-rate corporate and municipal notes, which reset higher due to an onslaught of supply. The fund's WAM started the period at 50 days, reached a high of 60 days in mid-June, and finished September at 42 days, reflecting our focus on floating-rate securities.

OUTLOOK

We expect the economy to face a more traditional, consumer-led recession as the credit bubble is excised and the deleveraging process works its way through the system. The unwinding/deleveraging process is healthy and necessary, but is rarely orderly. We think continued Fed action is likely as the economy slows and the unemployment rate rises.

ADDITIONAL INFORMATION ON THE TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET
FUNDS (TGPMMF)

The U.S. Treasury Temporary Guarantee Program for Money Market Funds provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on
September 19, 2008. Any additional shares purchased by an investor after the close of business on September 19, 2008, will not be guaranteed. If an investor closes his/her money market account, future investments in the fund will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The Program expires on December 18, 2008, unless extended by the United States Treasury.

Portfolio Composition by Maturity
                          % of fund        % of fund
                         investments      investments
                            as of            as of
                           9/30/08          3/31/08
1 - 30 days                  56%              50%
31 - 90 days                 33%              31%
91 - 180 days                 7%              14%
More than 180 days            4%               5%

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5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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6

                                                       Expenses
                                                         Paid
                                         Ending         During
                       Beginning         Account       Period(1)      Annualized
                     Account Value        Value        4/1/08 -        Expense
                        4/1/08           9/30/08        9/30/08        Ratio(1)
ACTUAL

Investor Class
(after waiver)(2)       $1,0000         $1,012.10        $2.82          0.56%

Investor Class
(before waiver)         $1,000        $1,012.10(3)       $2.98          0.59%

A Class
(after waiver)(2)       $1,000          $1,010.90        $4.08          0.81%

A Class
(before waiver)         $1,000        $1,010.90(3)       $4.23          0.84%

B Class
(after waiver)(2)       $1,000          $1,007.10        $7.85          1.56%

B Class
(before waiver)         $1,000        $1,007.10(3)       $8.00          1.59%

C Class
(after waiver)(2)       $1,000          $1,008.40        $6.60          1.31%

C Class
(before waiver)         $1,000        $1,008.40(3)       $6.75          1.34%

HYPOTHETICAL

Investor Class
(after waiver)(2)       $1,000          $1,022.26        $2.84          0.56%

Investor Class
(before waiver)         $1,000          $1,022.11        $2.99          0.59%

A Class
(after waiver)(2)       $1,000          $1,021.01        $4.10          0.81%

A Class
(before waiver)         $1,000          $1,020.86        $4.26          0.84%

B Class
(after waiver)(2)       $1,000          $1,017.25        $7.89          1.56%

B Class
(before waiver)         $1,000          $1,017.10        $8.04          1.59%

C Class
(after waiver)(2)       $1,000          $1,018.50        $6.63          1.31%

C Class
(before waiver)         $1,000          $1,018.35        $6.78          1.34%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended September 30, 2008, the class received a partial waiver of its management fee.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

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7

SCHEDULE OF INVESTMENTS
Prime Money Market

SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount                                                             Value

Commercial Paper(1) -- 45.4%

    $10,000,000  Allied Irish Banks N.A., 3.07%, 12/10/08(2)           $ 9,940,306
     22,000,000  Amsterdam Funding Corp., 2.71%, 10/17/08(2)            21,973,502
     20,000,000  Amsterdam Funding Corp., 2.70%, 10/22/08(2)            19,968,500
     30,000,000  Amsterdam Funding Corp., 2.80%, 11/12/08(2)            29,902,700
     10,000,000  Amsterdam Funding Corp., 3.00%, 1/16/09(2)              9,911,725
     35,000,000  Australia and New Zealand Banking Group Ltd.,
                 3.08%, 5/12/09(2)                                      34,345,247
     35,000,000  Canadian Imperial Holdings, Inc., 3.10%, 2/2/09        34,629,894
     70,000,000  Chariot Funding LLC, 5.50%, 10/1/08(2)                 70,000,000
     27,000,000  Charta LLC, 2.73%, 10/8/08(2)                          26,985,667
      7,000,000  Charta LLC, 3.06%, 1/28/09(2)                           6,929,889
     20,000,000  Citibank Credit Card Issuance Trust, 2.96%,
                 11/5/08(2)                                             19,942,639
     10,000,000  Citibank Credit Card Issuance Trust, 2.86%,
                 12/8/08(2)                                              9,946,356
     55,000,000  Citibank Credit Card Issuance Trust, 2.84%,
                 12/10/08(2)                                            54,698,417
     38,000,000  CRC Funding LLC, 2.75%, 10/16/08(2)                    37,956,458
     11,300,000  CRC Funding LLC, 3.13%, 1/6/09(2)                      11,205,614
     16,000,000  CRC Funding LLC, 3.06%, 1/28/09(2)                     15,839,747
     15,000,000  Crown Point Capital Co. LLC, 2.90%, 10/6/08(2)         14,993,958
     10,000,000  Crown Point Capital Co. LLC, 2.68%, 11/4/08(2)          9,973,083
      3,200,000  Crown Point Capital Co. LLC, 2.76%, 11/14/08(2)         3,189,244
     30,000,000  Crown Point Capital Co. LLC, 2.80%, 11/20/08(2)        29,883,333
     10,000,000  Depfa Bank plc, 2.70%, 10/15/08(2)                      9,989,500
     69,000,000  Enterprise Funding Co. LLC, 2.73%, 11/4/08(2)          68,822,747
     45,000,000  Falcon Asset Securities Co. LLC, 2.65%,
                 10/6/08(2)                                             44,983,438
     17,473,000  Falcon Asset Securities Co. LLC, 2.77%,
                 10/15/08(2)                                            17,454,178

Principal Amount                                                             Value

    $45,000,000  General Electric Capital Services, Inc., 2.64%,
                 12/2/08                                              $ 44,796,175
     28,000,000  Govco LLC, 2.74%, 10/22/08(2)                          27,955,247
     42,000,000  Govco LLC, 2.65%, 12/23/08(2)                          41,707,563
     35,000,000  ING (U.S.) Funding LLC, 2.72%, 10/10/08                34,976,200
     28,000,000  Legacy Capital LLC, 2.90%, 10/7/08(2)                  27,986,467
     35,000,000  Legacy Capital LLC, 2.92%, 11/7/08(2)                  34,901,076
      5,000,000  Lexington Parker Capital, 3.10%, 10/10/08(2)            4,996,437
     23,000,000  Lexington Parker Capital, 2.75%, 10/15/08(2)           22,975,403
      9,500,000  Lexington Parker Capital, 2.80%, 11/7/08(2)             9,472,173
      7,000,000  Lexington Parker Capital, 2.76%, 11/10/08(2)            6,978,611
     20,000,000  Lexington Parker Capital, 2.86%, 11/18/08(2)           19,924,000
     50,000,000  Ranger Funding Co. LLC, 4.31%, 10/17/08(2)             49,904,444
      9,700,000  Reckitt Benckiser Treasury Services plc, 2.84%,
                 11/3/08(2)                                              9,674,837
      9,000,000  Reckitt Benckiser Treasury Services plc, 2.71%,
                 11/4/08(2)                                              8,977,050
        920,000  Reckitt Benckiser Treasury Services plc, 2.81%,
                 11/10/08(2)                                               917,138
     15,000,000  Reckitt Benckiser Treasury Services plc, 2.84%,
                 11/21/08(2)                                            14,939,863
     20,000,000  Reckitt Benckiser Treasury Services plc, 2.84%,
                 11/24/08(2)                                            19,915,100
     57,000,000  Swedbank AB, 2.70%, 10/8/08                            56,970,075
      9,000,000  Swedbank Mortgage AB, 2.96%, 11/13/08                   8,968,288
     24,000,000  Toyota Motor Credit Corp., 2.56%, 12/15/08             23,872,500
     27,000,000  Toyota Motor Credit Corp., 3.03%, 2/5/09               26,714,250
     30,000,000  Tulip Funding Corp., 7.25%, 10/1/08(2)                 30,000,000
     22,000,000  Tulip Funding Corp., 2.50%, 10/6/08(2)                 21,992,361

------
8

Prime Money Market
Principal Amount                                                             Value

    $28,000,000  Tulip Funding Corp., 2.78%, 10/23/08(2)              $ 27,952,431
     21,400,000  Westpac Securities NZ Ltd., 2.71%, 11/14/08(2)         21,329,249
     11,000,000  Windmill Funding Corp., 4.11%, 10/21/08(2)             10,974,944
     30,000,000  Yorktown Capital LLC, 2.68%, 10/21/08(2)               29,955,333
                                                                    --------------
TOTAL COMMERCIAL PAPER                                               1,253,193,357
                                                                    --------------
Corporate Bonds -- 17.2%

     65,000,000  ANZ National (Int'l) Ltd., 3.03%, 3/16/09(2)           65,000,000
     10,000,000  Bank of Scotland plc (New York), VRN, 2.89%,
                 10/9/08, resets quarterly off the 3-month LIBOR
                 plus 0.10% with no caps                                10,000,000
     45,000,000  Bank of Scotland plc (New York), VRN, 3.01%,
                 11/6/08, resets quarterly off the 3-month LIBOR
                 plus 0.21% with no caps                                45,000,000
     15,000,000  Barclays Bank plc (New York), VRN, 2.78%,
                 10/6/08, resets monthly off the 1-month LIBOR
                 plus 0.29% with no caps                                15,000,000
     50,000,000  Barclays Bank plc (New York), VRN, 2.89%,
                 10/7/08, resets monthly off the 1-month LIBOR
                 plus 0.40% with no caps                                50,000,000
     10,000,000  Berkshire Hathaway Finance Corp., 3.375%,
                 10/15/08                                               10,003,681
      5,650,000  Brosis Finance LLC, VRN, 2.90%, 10/8/08                 5,650,000
        840,000  Capital Markets Access Co. LLC, Series 2006 H,
                 VRN, 6.00%, 10/9/08                                       840,000
      1,855,000  Capital Markets Access Co. LLC, Series 2006 I,
                 VRN, 6.00%, 10/9/08                                     1,855,000
      5,460,000  Capital Markets Access Co. LLC, Series 2006 J,
                 VRN, 6.00%, 10/9/08                                     5,460,000
      3,225,000  Colorado Natural Gas, Inc., Series 2003 A, VRN,
                 4.41%, 10/9/08 (LOC: Harris Trust & Savings
                 Bank)                                                   3,225,000
      8,105,000  Fiore Capital LLC, VRN, 8.00%, 10/9/08                  8,105,000
      9,000,000  General Electric Capital Corp., VRN, 2.83%,
                 10/6/08, resets quarterly off the 3-month LIBOR
                 plus 0.04% with no caps                                 8,992,367

Principal Amount                                                             Value

    $10,000,000  General Electric Capital Corp., VRN, 2.86%,
                 12/12/08, resets quarterly off the 3-month
                 LIBOR plus 0.04% with no caps                         $ 9,993,986
     21,910,000  Great Falls Clinic, LLP, VRN, 11.22%, 10/8/08
                 (LOC: Bank of America N.A.)                            21,910,000
      1,440,000  Herman & Kittle Capital LLC, VRN, 8.35%,
                 10/9/08 (LOC: FHLB)                                     1,440,000
      3,600,000  J.P. Morgan & Co. Inc., 6.00%, 1/15/09                  3,625,365
      1,374,000  JPMorgan Chase & Co., VRN, 3.25%, 12/22/08,
                 resets quarterly off the 3-month LIBOR plus
                 0.50% with no caps                                      1,373,739
        300,000  JPMorgan Chase Bank N.A., 6.125%, 11/1/08                 300,457
      3,225,000  Lammert Building LP, VRN, 5.49%, 10/8/08                3,225,000
     18,000,000  MetLife Insurance Co. of Connecticut, VRN,
                 2.99%, 11/15/08, resets quarterly off the
                 3-month LIBOR plus 0.18% with no caps(2)               18,000,000
      4,900,000  Oklahoma Christian University, Inc., VRN,
                 3.53%, 10/9/08 (LOC: FHLB)                              4,900,000
     35,000,000  Royal Bank of Canada, VRN, 2.99%, 10/15/08,
                 resets quarterly off the 3-month LIBOR plus
                 0.20% with no caps                                     35,000,000
     50,000,000  Royal Bank of Canada (New York), VRN, 2.54%,
                 10/14/08, resets monthly off the 1-month LIBOR
                 plus 0.05% with no caps                                50,000,000
      7,500,000  Salvation Army, Series 2003 A, VRN, 4.05%,
                 10/8/08 (LOC: Bank of New York)                         7,500,000
      8,000,000  Salvation Army, Series 2004 A, VRN, 3.92%,
                 10/9/08 (LOC: Bank of New York)                         8,000,000
     13,900,000  Signal International LLC/Signal International
                 Texas LP, VRN, 7.50%, 10/9/08(2)                       13,900,000
     41,000,000  Travelers Insurance Co. Group, VRN, 2.97%,
                 11/1/08, resets quarterly off the 3-month LIBOR
                 plus 0.06% with no caps(2)                             41,000,000
      6,000,000  Wachovia Bank N.A., 5.80%, 12/1/08                      6,027,496

------
9

Prime Money Market

Principal Amount                                                             Value

    $11,000,000  Wells Fargo & Co., 3.125%, 4/1/09                    $ 10,997,281
      8,390,000  Woodgrain Millwork, VRN, 8.50%, 10/9/08 (LOC:
                 General Electric Capital Corp.)                         8,390,000
                                                                    --------------
TOTAL CORPORATE BONDS                                                  474,714,372
                                                                    --------------
Certificates of Deposit -- 14.9%

     28,000,000  ABN Amro Bank NV, 3.03%, 10/24/08                      28,000,511
     30,000,000  Allied Irish Banks N.A., 3.04%, 10/24/08               30,002,073
     40,000,000  American Express Centurion Bank, 2.81%, 10/9/08        40,000,000
     45,000,000  American Express Centurion Bank, 3.14%, 1/7/09         45,000,000
     50,000,000  Branch Banking & Trust Co., 2.80%, 10/27/08            50,000,000
     50,000,000  Canadian Imperial Bank of Commerce (New York),
                 2.93%, 12/1/08                                         50,000,000
     50,000,000  Royal Bank of Scotland plc (New York), 2.80%,
                 11/3/08                                                50,000,000
     25,000,000  Royal Bank of Scotland plc (New York), 2.93%,
                 11/14/08                                               25,000,301
     36,500,000  Toronto Dominion Holdings, 2.61%, 10/20/08             36,500,190
     33,000,000  U.S. Bank N.A., 2.89%, 2/27/09                         33,000,000
     25,000,000  Wells Fargo & Co., 3.12%, 6/15/09                      25,000,000
                                                                    --------------
TOTAL CERTIFICATES OF DEPOSIT                                          412,503,075
                                                                    --------------
Municipal Securities -- 11.1%

      4,115,000  Babylon Industrial Development Agency Rev.,
                 Series 2004 A, (Topiderm, Inc.), VRDN, 6.00%,
                 10/2/08 (LOC: Citibank N.A.)                            4,115,000
      4,500,000  California Statewide Communities Development
                 Auth. Rev., Series 2008 C, (Children's
                 Hospital), VRDN, 4.25%, 10/1/08 (LOC: Bank of
                 America N.A.)                                           4,500,000
     30,000,000  Catholic Health Initiatives, 2.90%, 11/5/08            30,000,000
      1,400,000  Concordia College Rev., VRDN, 2.71%, 10/2/08
                 (LOC: Bank of America N.A.)                             1,400,000
     49,200,000  Connecticut Housing Finance Auth. Rev., Series
                 2008 A5, (Housing Mortgage Finance), VRDN,
                 8.00%, 10/2/08 (SBBPA: JPMorgan Chase Bank)            49,200,000

Principal Amount                                                             Value

    $ 2,540,000  El Monte COP, Series 2003 B, (Community
                 Improvement), VRDN, 4.42%, 10/2/08 (LOC:
                 California State Teacher's Retirement System)         $ 2,540,000
      5,420,000  Fairfield Pension Obligation Rev., Series 2005
                 A, VRDN, 9.85%, 10/2/08 (LOC: Landesbank
                 Hessen-Thuringen Girozentrale)                          5,420,000
      5,750,000  JJB Properties LLC Rev., (Rental Property),
                 VRDN, 3.86%, 10/2/08 (LOC: Arvest Bank and FHLB)        5,750,000
      7,000,000  Kentucky Housing Corp. Rev., Series 2008 B,
                 VRDN, 10.25%, 10/7/08 (SBBPA: Lloyds TSB Bank
                 plc)                                                    7,000,000
      1,200,000  Las Cruces Industrial Rev., (F&A Dairy
                 Products), VRDN, 2.86%, 12/1/08 (LOC: Wells
                 Fargo Bank N.A.)                                        1,200,000
      4,300,000  Lower Colorado River Auth. Rev., Series 2008 A,
                 2.75%, 12/3/08                                          4,300,000
      6,065,000  Mississippi Business Finance Corp. Rev.,
                 (Medical Development Properties), VRDN, 7.50%,
                 10/7/08 (LOC: BancorpSouth Bank and FHLB)               6,065,000
      4,745,000  Mississippi Business Finance Corp. Rev., Series
                 2006 R1, (Brown Bottling Group, Inc.), VRDN,
                 7.50%, 10/7/08 (LOC: Trustmark National Bank
                 and FHLB)                                               4,745,000
      3,455,000  New Jersey Economic Development Auth. Rev.,
                 (Business Project A), 6.00%, 11/1/08 (AGC)              3,463,266
      5,290,000  New Jersey Economic Development Auth. Rev.,
                 (Business Project B), 6.00%, 11/1/08 (AGC)              5,302,685
     50,900,000  New York GO, Series 2008 J13, VRDN, 6.00%,
                 10/1/08 (SBBPA: Lloyds TSB Bank plc)                   50,900,000
      9,100,000  Pasadena COP, (Los Robles Avenue Parking
                 Facilities), VRDN, 3.70%, 10/7/08 (LOC: Bank of
                 New York and California State Teacher's
                 Retirement System)                                      9,100,000
        740,000  Plymouth Rev., (Carlson Center), VRDN, 8.30%,
                 10/2/08 (LOC: U.S. Bank N.A.)                             740,000

------
10

Prime Money Market
Principal Amount                                                             Value

    $38,000,000  Portland GO, (Taxable Pension), VRDN, 8.00%,
                 10/1/08 (SBBPA: Landesbank Hessen-Thuringen
                 Girozentrale)                                        $ 37,999,657
      9,990,000  Putnam County Industrial Development Agency
                 Rev., (Sincerity Facility LLC), VRDN, 3.93%,
                 10/2/08 (LOC: Bank of New York)                         9,990,000
      4,400,000  Roman Catholic Diocese of Raleigh Rev., Series
                 2002 A, VRDN, 3.48%, 10/2/08 (LOC: Bank of
                 America N.A.)                                           4,400,000
     20,745,000  San Jose Finance Auth. Rev., Series 2008 F,
                 9.00%, 10/2/08 (LOC: Bank of America N.A.)             20,745,000
      4,680,000  Santa Rosa Pension Obligation Rev., Series 2003
                 A, VRDN, 9.85%, 10/2/08 (LOC: Landesbank
                 Hessen-Thuringen Girozentrale)                          4,680,000
      6,261,331  Savannah College of Art & Design, Inc. Rev.,
                 Series 2004 BD, VRDN, 6.00%, 10/2/08 (LOC: Bank
                 of America N.A.)                                        6,261,331
      5,500,000  Sunnyvale School District Rev., 4.00%, 5/15/09          5,509,963
     21,000,000  Utah Telecommunication Open Infrastructure
                 Agency Rev., 10.00%, 10/2/08 (LOC: Keybank N.A.)       21,000,000
                                                                    --------------
TOTAL MUNICIPAL SECURITIES                                             306,326,902
                                                                    --------------
U.S. Government Agency Securities -- 4.7%

     50,000,000  FHLB, VRN 2.08%, 10/1/08                               50,000,000
     10,000,000  FHLB, VRN 2.12%, 10/1/08                               10,000,000
     35,000,000  FHLB, VRN 2.82%, 12/10/08                              35,000,000
     10,000,000  FHLB, 2.90%, 2/27/09                                   10,000,000
     25,000,000  FHLB, 3.00%, 6/18/09                                   25,000,000
                                                                    --------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                      130,000,000
                                                                    --------------

Principal Amount                                                             Value

U.S. Treasury Securities -- 1.3%
    $35,000,000  U.S. Treasury Bills, 0.67%, 10/30/08(1)              $ 34,981,110
                                                                    --------------
TOTAL INVESTMENT
SECURITIES -- 94.6%                                                  2,611,718,816
                                                                    --------------
OTHER ASSETS
AND LIABILITIES -- 5.4%                                                147,834,072
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $2,759,552,888
                                                                    ==============

Notes to Schedule of Investments

AGC = American Guarantee Corp.

COP = Certificates of Participation

FHLB = Federal Home Loan Bank

GO = General Obligation

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

(1) The rate indicated is the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at September 30, 2008 was
$1,160,165,975 or 42.0% of total net assets, of which 2.1% were considered illiquid.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008 (UNAUDITED)

ASSETS

Investment securities, at value (amortized
cost and cost for federal income tax purposes)                $2,611,718,816

Cash                                                               4,047,409

Receivable for investments sold                                  135,805,045

Interest receivable                                                9,444,803

Prepaid portfolio insurance                                          155,340
                                                              --------------
                                                              $2,761,171,413
                                                              --------------

LIABILITIES

Payable for capital shares redeemed                                   53,250

Accrued management fees                                            1,238,672

Distribution fees payable                                              2,749

Service fees (and distribution fees -- A Class) payable               35,483

Dividends payable                                                    288,371
                                                              --------------
                                                                   1,618,525
                                                              --------------

NET ASSETS                                                    $2,759,552,888
                                                              ==============

NET ASSETS CONSIST OF:
Capital paid in                                               $2,759,707,480

Accumulated net realized loss
on investment transactions                                         (154,592)
                                                              --------------
                                                              $2,759,552,888
                                                              ==============

INVESTOR CLASS

Net assets                                                    $2,595,050,050

Shares outstanding                                             2,595,196,238

Net asset value per share                                              $1.00

A CLASS

Net assets                                                      $158,456,248

Shares outstanding                                               158,464,515

Net asset value per share                                              $1.00

B CLASS

Net assets                                                        $1,633,739

Shares outstanding                                                 1,633,867

Net asset value per share                                              $1.00

C CLASS

Net assets                                                        $4,412,851

Shares outstanding                                                 4,412,982

Net asset value per share                                              $1.00

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                    $41,906,625
                                                            -----------

EXPENSES:

Management fees                                               8,008,318

Distribution fees:

 B Class                                                          4,870

 C Class                                                          7,095

Service fees:

 B Class                                                          1,623

 C Class                                                          3,548

Distribution and service fees - A Class                         211,343

Trustees' fees and expenses                                      60,145

Portfolio insurance and other expenses                          232,940
                                                            -----------
                                                              8,529,882
                                                            -----------
Amount waived                                                 (401,459)
                                                            -----------
                                                              8,128,423
                                                            -----------

NET INVESTMENT INCOME (LOSS)                                 33,778,202
                                                            -----------

NET REALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS                                        (11,941)
                                                            -----------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                   $33,766,261
                                                            ===========

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED) AND YEAR ENDED MARCH 31, 2008

Increase (Decrease) in Net Assets:                 Sept. 30, 2008   March 31, 2008

OPERATIONS

Net investment income (loss)                          $33,778,202     $114,490,941

Net realized gain (loss)                                 (11,941)        (100,131)
                                                   --------------   --------------
Net increase (decrease) in net assets
resulting from operations                              33,766,261      114,390,810
                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income:

Investor Class                                       (31,922,102)    (108,868,604)

 A Class                                              (1,823,184)      (3,328,348)

 A Class (old) (Note 6)                                        --      (2,221,170)

 B Class                                                  (9,222)         (34,844)

 C Class                                                 (23,694)         (37,975)
                                                   --------------   --------------
Decrease in net assets from distributions            (33,778,202)    (114,490,941)
                                                   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                             40,402,721      443,914,072
                                                   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS                  40,390,780      443,813,941

NET ASSETS

Beginning of period                                 2,719,162,108    2,275,348,167
                                                   --------------   --------------
End of period                                      $2,759,552,888   $2,719,162,108
                                                  ===============   ==============

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund's investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the A
Class (formerly Advisor Class), the B Class and the C Class. The A Class, B
Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS --Securities are generally valued at amortized cost, which approximates current market value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME-- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund has adopted the provisions of Financial Accounting
Standards Board Interpretation No. 48, "Accounting for Income Taxes" during the current fiscal year. The fund is no longer subject to examination by the tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

------
15

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370%
to 0.3500% and the rates for the Complex Fee (Investor Class, A Class, B Class and C Class) range from 0.2500% to 0.3100%. From April 1, 2008 to July 31,
2008, the investment advisor voluntarily agreed to waive 0.021% of its management fee. Effective August 1, 2008, the investment advisor voluntarily agreed to waive 0.043% of its management fee. The total amount of the waiver for each class of the fund for the six months ended September 30, 2008, was
$376,751, $24,069, $191, and $448 for the Investor Class, A Class, B Class and
C Class, respectively. This fee waiver may be revised or terminated at any time without notice. The effective annual management fee before waiver for each class of the fund for the six months ended September 30, 2008 was 0.57%.
The effective annual management fee after waiver for each class of the fund for the six months ended September 30, 2008 was 0.54%.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of
0.50% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2008, are detailed in the Statement of Operations.

MONEY MARKET INSURANCE -- The fund, along with other money market funds managed by ACIM, has entered into an insurance agreement with Ambac Assurance
Corporation (Ambac). Ambac provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. The fund pays annual premiums to
Ambac, which are amortized daily over one year. For the six months ended
September 30, 2008, the annualized ratio of money market insurance expense to average net assets was 0.02%.

TEMPORARY GUARANTEE PROGRAM -- On October 3, 2008, the Board of Trustees
approved the fund to participate in the U.S. Treasury Department's Temporary
Guarantee Program for Money Market Funds (the program). The program provides coverage to eligible shareholders for share balances held in participating money market funds as of the close of business on September 19, 2008 and provides coverage through December 19, 2008. Participation in the program requires the fund to pay an upfront fee of 0.01% of the net assets as of the close of business on September 19, 2008, which is amortized daily over the three month period. Participation in any extensions of the program by the U.S.
Treasury Department will be evaluated by the Board of Trustees. For the six months ended September 30, 2008, the annualized ratio of the program expense to average net assets was less than 0.01%.

------
16

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust,
ACIS, and the trust's transfer agent, American Century Services, LLC.

Effective May 15, 2008, the fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co.
(JPM). JPM is an equity investor in ACC. JPMorgan Chase Bank is a custodian of the fund and a wholly owned subsidiary of JPM.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                         Six months ended                          Year Ended
                                       September 30, 2008                      March 31, 2008
                                 Shares            Amount            Shares            Amount

INVESTOR CLASS

Sold                      1,118,660,494    $1,118,660,494     3,014,610,183    $3,014,610,183

Issued in
reinvestment of
distributions                30,188,595        30,188,595       102,724,887       102,724,887

Redeemed                (1,093,618,563)   (1,093,618,563)   (2,733,209,054)   (2,733,209,054)

                        ---------------   ---------------   ---------------   ---------------
                             55,230,526        55,230,526       384,126,016       384,126,016
                        ---------------   ---------------   ---------------   ---------------
A CLASS

Sold                        103,504,327       103,504,327       159,233,357       159,233,357

Issued in
connection with
reclassification
(Note 6)                             --                --       109,222,892       109,218,798

Issued in
reinvestment of
distributions                 1,602,292         1,602,292         2,901,684         2,901,684

Redeemed                  (122,824,503)     (122,824,503)      (99,360,293)      (99,360,293)
                        ---------------   ---------------   ---------------   ---------------
                           (17,717,884)      (17,717,884)       171,997,640       171,993,546
                        ---------------   ---------------   ---------------   ---------------
A CLASS (OLD)

Sold                                N/A                          64,249,272        64,249,272

Issued in
reinvestment of
distributions                                                     1,551,046         1,551,046

Redeemed in
connection with
reclassification
(Note 6)                                                      (109,222,892)     (109,218,798)

Redeemed                                                       (70,578,778)      (70,578,778)
                        ---------------   ---------------   ---------------   ---------------
                                                              (114,001,352)     (113,997,258)
                        ---------------   ---------------   ---------------   ---------------
B CLASS

Sold                            551,578           551,578           702,736           702,736

Issued in
reinvestment of
distributions                     7,378             7,378            29,451            29,451

Redeemed                      (118,836)         (118,836)         (376,910)         (376,910)
                        ---------------   ---------------   ---------------   ---------------
                                440,120           440,120           355,277           355,277
                        ---------------   ---------------   ---------------   ---------------
C CLASS

Sold                          3,865,846         3,865,846         2,801,986         2,801,986

Issued in
reinvestment of
distributions                    13,687            13,687            33,813            33,813

Redeemed                    (1,429,574)       (1,429,574)       (1,399,308)       (1,399,308)
                        ---------------   ---------------   ---------------   ---------------
                              2,449,959         2,449,959         1,436,491         1,436,491
                        ---------------   ---------------   ---------------   ---------------
Net increase
(decrease)                   40,402,721       $40,402,721       443,914,072      $443,914,072
                       ================   ===============   ===============   ===============

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17

4. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities as of September 30, 2008:

                                                                          Value of
Valuation Inputs                                             Investment Securities

Level 1 - Quoted Prices                                                         --

Level 2 - Other Significant Observable Inputs                       $2,611,718,816

Level 3 - Significant Unobservable Inputs                                       --
                                                              --------------------
                                                                    $2,611,718,816
                                                              ====================

5. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2008, the fund had accumulated net realized capital loss carryovers for federal income dtax purposes of $(70,864), which may be used to offset future taxable gains. The capital loss carryovers expire as follows:

    2010       2011    2012      2013        2014        2015         2016
 $(13,456)    $(36)     --    $(11,584)    $(2,029)    $(20,223)    $(23,536)

Capital loss deferrals of $(77,493) represent net capital losses incurred in the five-month period ended March 31, 2008. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

6. CORPORATE EVENT

Effective September 4, 2007, the A Class (old) shares of the fund were reclassified as Advisor Class shares. Subsequent to the reclassification, the
Advisor Class was renamed A Class. The change was approved by the Board of
Trustees on December 8, 2006.

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18

7. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

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19

FINANCIAL HIGHLIGHTS
Prime Money Market

Investor Class

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2008(1)         2008         2007         2006         2005         2004
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                      --------     --------     --------     --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                   0.01         0.04         0.05         0.03         0.01         0.01
                      --------     --------     --------     --------     --------     --------
Distributions

 From Net
 Investment
 Income                 (0.01)       (0.04)       (0.05)       (0.03)       (0.01)       (0.01)
                      --------     --------     --------     --------     --------     --------
Net Asset
Value,
End of Period            $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                      ========     ========     ========     ========     ========     ========

TOTAL RETURN(2)          1.21%        4.58%        4.83%        3.28%        1.19%        0.58%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             0.56%(3)(4)     0.56%(3)     0.55%(3)     0.57%(3)        0.60%        0.61%

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       0.59%(4)        0.59%        0.59%        0.59%        0.60%        0.61%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             2.41%(3)(4)     4.47%(3)     4.73%(3)     3.24%(3)        1.17%        0.58%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets
(Before
Expense Waiver)       2.38%(4)        4.44%        4.69%        3.22%        1.17%        0.58%

Net Assets, End
of Period
(in thousands)      $2,595,050   $2,539,830   $2,155,800   $1,981,964   $1,964,135   $2,126,433

(1) Six months ended September 30, 2008 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) Annualized.

See Notes to Financial Statements.

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20

Prime Money Market

A Class(1)

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                         2008(2)       2008       2007       2006    2005     2004
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                     $1.00      $1.00      $1.00      $1.00   $1.00    $1.00
                     -----------   --------   --------   --------  ------   ------
Income From
Investment
Operations

 Net
 Investment
 Income (Loss)              0.01       0.04       0.04       0.03    0.01    --(3)
                     -----------   --------   --------   --------  ------   ------
Distributions

 From Net
 Investment
 Income                   (0.01)     (0.04)     (0.04)     (0.03)  (0.01)    --(3)
                     -----------   --------   --------   --------  ------   ------
Net Asset Value,
End of Period              $1.00      $1.00      $1.00      $1.00   $1.00    $1.00
                     ===========   ========   ========   ========  ======   ======

TOTAL RETURN(4)            1.09%      4.32%      4.58%      3.02%   0.94%    0.33%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average
Net Assets           0.81%(5)(6)   0.81%(5)   0.80%(5)   0.82%(5)   0.85%    0.86%

Ratio of
Operating
Expenses to
Average Net
Assets
(Before Expense
Waiver)                 0.84%(6)      0.84%      0.84%      0.84%   0.85%    0.86%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets   2.16%(5)(6)   4.22%(5)   4.48%(5)   2.99%(5)   0.92%    0.33%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets
(Before
Expense Waiver)         2.13%(6)      4.19%      4.44%      2.97%   0.92%    0.33%

Net Assets, End
of Period
(in thousands)          $158,456   $176,175     $4,185     $3,145  $2,560   $3,055

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended September 30, 2008 (unaudited).

(3) Per share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized.

(5) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6) Annualized.

See Notes to Financial Statements.

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21

Prime Money Market

B Class

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                       2008(1)       2008       2007       2006       2005          2004
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $1.00      $1.00      $1.00      $1.00      $1.00         $1.00
                   -----------   --------   --------   --------   --------      --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                   0.01       0.03       0.04       0.02      --(2)         --(2)
                   -----------   --------   --------   --------   --------      --------
Distributions
 From Net
 Investment
 Income                 (0.01)     (0.03)     (0.04)     (0.02)      --(2)         --(2)
                   -----------   --------   --------   --------   --------      --------
Net Asset
Value,
End of Period            $1.00      $1.00      $1.00      $1.00      $1.00         $1.00
                   ===========   ========   ========   ========   ========      ========

TOTAL RETURN(3)          0.71%      3.54%      3.80%      2.26%      0.34%         0.22%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.56%(4)(5)   1.56%(4)   1.55%(4)   1.57%(4)   1.48%(6)      0.99%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       1.59%(5)      1.59%      1.59%      1.59%      1.60%         1.61%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             1.41%(4)(5)   3.47%(4)   3.73%(4)   2.24%(4)   0.29%(6)      0.20%(6)

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets
(Before
Expense Waiver)       1.38%(5)      3.44%      3.69%      0.22%      0.17%       (0.42)%

Net Assets, End
of Period
(in thousands)          $1,634     $1,194       $838       $134        $97           $74

(1) Six months ended September 30, 2008 (unaudited).

(2) Per share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5) Annualized.

(6) The distributor voluntarily waived a portion of its distribution and service fees.

See Notes to Financial Statements.

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22

Prime Money Market

C Class

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                       2008(1)       2008       2007       2006       2005       2004
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                   -----------   --------   --------   --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                   0.01       0.04       0.04       0.02       0.01      --(2)
                   -----------   --------   --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                 (0.01)     (0.04)     (0.04)     (0.02)     (0.01)      --(2)
                   -----------   --------   --------   --------   --------   --------
Net Asset
Value,
End of Period            $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                   ===========   ========   ========   ========   ========   ========

TOTAL RETURN(3)          0.84%      3.81%      4.06%      2.51%      0.57%      0.09%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.31%(4)(5)   1.31%(4)   1.30%(4)   1.32%(4)   1.28%(6)   1.10%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       1.34%(5)      1.34%      1.34%      1.34%      1.35%      1.36%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets         1.66%(4)(5)   3.72%(4)   3.98%(4)   2.49%(4)   0.49%(6)   0.09%(6)

Net Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       1.63%(5)      3.69%      3.94%      2.47%      0.42%    (0.17)%

Net Assets, End
of Period
(in thousands)          $4,413     $1,963       $527       $863       $604        $96

(1) Six months ended September 30, 2008 (unaudited).

(2) Per share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5) Annualized.

(6) The distributor voluntarily waived a portion of its distribution and service fees.

See Notes to Financial Statements.

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23

APPROVAL OF MANAGEMENT AGREEMENT

Prime Money Market

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning Prime Money Market (the
"fund") and the services provided to the fund under the management agreement.
The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

------
24

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES - GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information

------
25

technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its
Portfolio Committee, reviews investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund's performance for both the one- and three-year periods was above the median of its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

------
26

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

------
27

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors negotiated a renewal of the one-year waiver by the advisor of a portion of the management fee that was in place during the previous year. These changes were proposed by the Directors based on their review of the fund's percentile rank in its peer group universe and the fact that the Directors seek as a general rule to have total expense ratios of existing fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds. Although the adviser agreed to such a waiver in the past, the adviser argued this year that it was no longer appropriate. After discussions with the Directors, the adviser agreed to continue the waiver for another year. Also as part of this negotiation, the adviser and the Directors concluded that it would be appropriate to discuss over the coming year the possibility of changes in the overall fee structure of the fund. The renewal of the fee waiver, effective August 1, 2008, will result in a lowering of the management fee by 4.3 basis points. Following these negotiations with the advisor, the Directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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28

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
29

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)(SM) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

------
30

NOTES

------
31

NOTES

------
32

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .            1-800-345-8765

                                                                    1-800-345-2021
                                                                                or
INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .              816-531-5575

INVESTORS USING ADVISORS . . . . . . . . . . . . . . . .            1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .            1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .            1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .            1-800-634-4113

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200
                                                         PRSRT STD
American Century Investments                             U.S. POSTAGE PAID
P.O. Box 419200                                          AMERICAN CENTURY
Kansas City, MO 64141-6200                               COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0811
CL-SAN-61610S

[front cover]

SEMIANNUAL REPORT
SEPTEMBER 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

DIVERSIFIED BOND FUND
HIGH-YIELD FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
September 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/ Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .    2

DIVERSIFIED BOND

HIGH-YIELD

FINANCIAL STATEMENTS

OTHER INFORMATION

     Approval of Management Agreements for Diversified Bond

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By David MacEwen, Chief Investment Officer, Fixed Income

UNPRECEDENTED EVENTS

The six months ended September 30, 2008, were characterized by unprecedented market turmoil, including the spectacular failure of major financial institutions and direct U.S. government intervention. In that environment, investors favored higher-quality securities, while credit-related risk aversion hurt lower-quality sectors of the market.

The Federal Reserve (the Fed) faced the dual challenges of keeping recession at bay and fending off inflation. Early in the period, the Fed favored anti-recessionary measures, cutting the federal funds target rate in April
2008. But as commodity prices reached record highs in June, the Fed seemed to focus on inflation, holding interest rates steady during the remainder of the reporting period. Inflation, as measured by the one-year change in the
Consumer Price Index, ended the period at 4.9%.

Despite the Fed's best efforts, economic prospects dimmed--credit markets seized up, housing and the consumer took further hits, and the unemployment rate broke above 6%. With the very health of the financial system at stake, the government seized several tottering financial giants and began work on a massive bank recapitalization program.

HIGH-QUALITY BONDS DID BEST

In this schizophrenic environment that pitted worry about inflation against worry about economic depression, fixed-income returns were disappointing, though we should point out that longer-term investment-grade bond returns are positive. For the six months, higher-quality bonds held up better than lower-rated debt--highly rated government agency mortgages and some Treasury bonds were the only segments of the taxable bond market to manage positive results. Meanwhile, corporate bonds tracked the equity markets, posting sharply negative returns (see table at right).

RATES HIGHER, CURVE LITTLE CHANGED

Sharp volatility and inflation concerns meant bond yields finished the six months higher. The yield on the two-year Treasury note went from 1.59% to
1.97%, while the 10-year Treasury yield rose from 3.41% to 3.83%. As a result, the shape of the yield curve (a graphic representation of bond yields at different maturities) was little changed--the difference in yield between two-
and 10-year Treasury securities inched up from 182 to 186 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2008*

TREASURY SECURITIES
3-Month Bill                                 0.99%
2-Year Note                                  0.91%
10-Year Note                                -1.26%
30-Year Bond                                 2.36%

CITIGROUP U.S. BOND MARKET INDICES
Mortgage (mortgage-backed)                   1.54%
Treasury                                     0.19%
Agency                                      -0.68%
Broad Investment-Grade (multi-sector)       -1.30%
Inflation-Linked Securities                 -3.86%
Credit (investment-grade corporate)         -7.41%
High-Yield Market (corporate)               -7.78%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Diversified Bond

Total Returns as of September 30, 2008
                                                Average Annual Returns
                                         1       5      10      Since     Inception
                          6 months(1)   year   years  years   Inception      Date

INVESTOR CLASS              -1.21%     5.52%   3.84%    --      4.41%      12/3/01

CITIGROUP US BROAD
INVESTMENT-GRADE
BOND INDEX                  -1.30%     4.48%   4.03%    --     4.88%(2)       --

Institutional Class         -1.11%     5.73%   4.05%  4.98%     5.70%       4/1/93

A Class(3)
 No sales charge*           -1.32%     5.26%   3.58%    --      4.15%
 With sales charge*         -5.73%     0.55%   2.64%    --      3.45%      12/3/01

B Class
 No sales charge*           -1.70%     4.48%   2.81%    --      2.99%
 With sales charge*         -6.70%     0.48%   2.63%    --      2.84%      1/31/03

C Class
 No sales charge*           -1.70%     4.47%   2.82%    --      3.03%
 With sales charge*         -2.66%     4.47%   2.82%    --      3.03%      1/31/03

R Class                     -1.45%     5.00%    --      --      3.87%      7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Diversified Bond acquired all of the net assets of the American Century
Intermediate-Term Bond Fund, the American Century Bond Fund, and the American
Century Premium Bond Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds' shareholders on November 16,
2001. Financial information prior to December 3, 2001 is that of American
Century Premium Bond Fund and is used in calculating the performance of
Diversified Bond.

(1) Total returns for periods less than one year are not annualized.

(2) Since 11/30/01, the date nearest the Investor Class's inception for which data are available.

(3) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Diversified Bond

Growth of $10,000 Over Life of Class
$10,000 investment made December 3, 2001

One-Year Returns Over Life of Class
Periods ended September 30
                        2002*   2003    2004    2005   2006    2007    2008

Investor Class          5.72%  5.19%   2.66%   2.82%   3.22%  5.05%   5.52%

Citigroup US Broad
Investment-Grade
Bond Index              7.72%  5.49%   3.82%   2.92%   3.71%  5.25%   4.48%

* From 12/3/01, the Investor Class's inception date. Index data from 11/30/01, the date nearest the Investor Class's inception for which data are available.
Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Diversified Bond

Portfolio Managers: David MacEwen, Bob Gahagan, Jeff Houston, Brian Howell,
Mike Difley, Hando Aguilar, John Walsh, Dan Shiffman, Jim Platz, and Seth
Plunkett

PERFORMANCE SUMMARY

Diversified Bond returned -1.21%* for the six months ended September 30, 2008.
By comparison, the Citigroup US Broad Investment-Grade (BIG) Bond Index had a
return of -1.30%. See page 3 for additional performance comparisons. Portfolio returns reflect operating expenses, while Citigroup index returns do not.

The portfolio's performance reflected a period of extreme volatility in interest rates and returns, particularly for credit-sensitive bonds. Amid significant economic and financial market disruptions, few bonds managed positive returns (see page 2). Diversified Bond performed in line with its benchmark as some of our sector allocation decisions had a mixed effect, while we began to take profits from some long-running, profitable trades and looked for opportunities to add high-quality securities offering compelling risk/reward profiles.

But the bigger performance story was favorable relative results compared with key competitors who had exposure to Lehman Brothers and other financial sector debt issuers whose bonds experienced significant credit-related volatility during the period. Our security selection in the corporate sector gave the portfolio a significant advantage over competing funds.

SECTOR ALLOCATION MIXED

Sector allocation had a mixed effect. On a positive note, it was beneficial to hold an underweight position in the hard-hit corporate sector. In addition, within our corporate allocation, we avoided the poorest-performing financial companies, favoring high-quality, shorter-term bonds from defensive sectors of the economy.

It also helped to hold more mortgage-backed securities than the index. These securities were among the best-performing segments of the market for the six months despite volatility in interest rates and the housing market.

However, not all of our sector allocation decisions worked as well. First, our underweight position in Treasury bonds detracted from relative results.
Second, some of the Treasuries we did hold were Treasury inflation-protected securities (TIPS). Falling commodity prices and ebbing inflation hurt TIPS.
Third, some of our mortgage exposure was in collateralized mortgage obligations (CMOs). CMOs are structured mortgage securities, which we liked for their more stable cash flows during a period of sharp interest rate volatility. Nevertheless, non-agency CMOs underperformed for the period.
Finally, Diversified Bond held a small stake in municipal bonds, which lagged the Citigroup BIG Index.

Portfolio at a Glance
                                    As of       As of
                                   9/30/08     3/31/08

Average Duration (effective)      4.9 years   4.6 years
Weighted Average Life             6.5 years   7.4 years

Yields as of September 30, 2008
30-day SEC Yield

Investor Class                                     4.39%
Institutional Class                                4.59%
A Class                                            3.94%
B Class                                            3.37%
C Class                                            3.35%
R Class                                            3.88%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------
5

Diversified Bond

FINDING ATTRACTIVE VALUES

We've been working hard in recent months to build positions in select, high-quality segments of the market that we believe have been oversold in the current crisis. Examples are pre-refunded municipal bonds (refinanced municipal bonds backed by Treasury bonds) and government agency bonds that offer yields above Treasuries, but that now carry explicit Treasury backing.
From the point of view of a long-term investor, we think these trades have significant upside relative to their risk. And in the short run, these sorts of investments have extremely low default risk even in these volatile markets--a risk much more prevalent in corporate bonds right now.

In addition, we're taking profits and trimming some of our long-running trades. Our yield curve positioning is a good example--for more than a year we've maintained a yield curve steepening trade intended to profit from changes in the shape of the curve (the trade is based on the expectation that the yield difference between two- and 10-year Treasury notes would widen, which it has). But in recent months we began to take some profits as the yield relationship between short- and long-term bonds moved closer to its wider historical spread.

OUTLOOK

"Our economic outlook is negative--we're experiencing the worst housing market since the Great Depression and perhaps the greatest unwinding of leverage ever," said Portfolio Manager Bob Gahagan. "We're encouraged by the government's attempts to restore confidence in the system; nevertheless, we don't see any compelling reasons for consumers to begin spending again. In fixed-income markets we remain very cautious on the corporate sector, though we are encouraged that prices now reflect the risk in the market. That's something we couldn't say this time last year."

Types of Investments in Portfolio
                                                         % of fund     % of fund
                                                        investments   investments
                                                           as of         as of
                                                          9/30/08       3/31/08

U.S. Government Agency Mortgage-Backed Securities          34.5%         24.5%
Corporate Bonds                                            15.1%         14.0%
U.S. Treasury Securities                                   14.7%         14.4%
U.S. Government Agency Securities                           8.0%          5.1%
Commercial Mortgage-Backed Securities                       6.6%          9.7%
Collateralized Mortgage Obligations                         6.5%          6.7%
Municipal Securities                                        4.8%          4.2%
Asset-Backed Securities                                     0.9%          1.3%
Sovereign Governments & Agencies                            0.2%          0.2%
Temporary Cash Investments                                  5.6%          4.3%
Temporary Cash Investments -- Securities Lending
Collateral                                                  3.1%         15.6%

Portfolio Composition by Credit Rating
                                                         % of fund     % of fund
                                                        investments   investments
                                                           as of         as of
                                                          9/30/08       3/31/08

AAA                                                         82%           80%
AA                                                           3%            3%
A                                                            8%           10%
BBB                                                          7%            7%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

------
6

PERFORMANCE
High-Yield

Total Returns as of September 30, 2008
                                                         Average Annual Returns
                           6                                                Since     Inception
                           months(1)     1 year      5 years   10 years   Inception     Date

INVESTOR CLASS             -5.00%(2)    -7.10%(2)   3.93%(2)   3.00%(2)     2.68%      9/30/97

MERRILL LYNCH US HIGH
YIELD MASTER II
CONSTRAINED INDEX            -7.48%      -11.09%      4.23%      4.42%      4.25%        --

LIPPER HIGH CURRENT
YIELD FUNDS AVERAGE
RETURN(3)                    -6.60%      -10.99%      3.59%      3.59%      2.90%        --

Investor Class's                                    164 of     130 of
Lipper Ranking(3)             N/A       63 of 466      338        185     87 of 142      --

Institutional
Class(2)                     -4.90%      -6.91%        --         --        3.14%      8/2/04

A Class(2)(4)
 No sales charge*            -5.12%      -7.33%       3.67%       --        5.05%
 With sales charge*          -9.37%      -11.53%      2.73%       --        4.33%      3/8/02

B Class(2)
 No sales charge*            -5.47%      -8.02%       2.90%       --        4.57%
 With sales charge*         -10.47%      -12.02%      2.72%       --        4.42%      1/31/03

C Class(2)
 No sales charge*            -5.47%      -8.02%       2.91%       --        4.24%
 With sales charge*          -6.38%      -8.02%       2.91%       --        4.24%     12/10/01

R Class(2)                   -5.23%      -7.56%        --         --        0.83%      7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fees and reimbursed a portion of its distribution and services fees, as applicable.

(3) Data provided by Lipper Inc. -- A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
7

High-Yield

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 1998

One-Year Returns Over 10 Years
Periods ended September 30
                 1999    2000      2001      2002      2003    2004     2005   2006*   2007*    2008*

Investor
Class           3.37%   -1.80%   -11.54%     3.86%    18.81%  10.67%   4.51%   5.90%   6.59%   -7.10%

Merrill
Lynch US
High Yield
Master II
Constrained
Index           3.86%    0.89%    -6.13%    -1.08%    28.80%  12.33%   6.59%   7.22%   7.79%   -11.09%

*Returns would have been lower, along with ending value, if a portion of the class's management fees had not been waived during the period.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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8

PORTFOLIO COMMENTARY
High-Yield

Portfolio Managers: Mike Difley and David MacEwen

PERFORMANCE SUMMARY

High-Yield returned -5.00%* for the six months ended September 30, 2008. By comparison, the Lipper High Current Yield Funds Average Return and Merrill
Lynch US High Yield Master II Constrained Index had returns of -6.60% and
-7.48%, respectively. See page 7 for additional performance comparisons.
Portfolio and Lipper returns reflect operating expenses, while the Merrill
Lynch index returns do not.

The portfolio held up better than its index and Lipper average during difficult market conditions because of credit, sector, and security selection decisions.

NEGATIVE HIGH-YIELD RETURNS

The unprecedented events sweeping capital markets sent high-yield bonds reeling, and included the market's worst month ever in September, according to analysts at Merrill Lynch. The fallout from the credit crisis led to massive deleveraging and forced selling for hedge funds and other large high-yield market players. Those negative technical factors simply overwhelmed the market in the last six months. In that environment, the spread (yield over
Treasuries) on the high-yield market approached a record high.

In terms of returns by quality, all credit tranches had negative returns, though bonds rated BB and B held up best, while those rated CCC suffered double-digit losses. Looking at returns by sector, bonds in more defensive segments such as health care did best, while securities related to finance or economically sensitive industries generally performed worst.

KEY CONTRIBUTION: CREDIT ALLOCATION

The portfolio's outperformance of the index can largely be attributed to a bias toward the higher-quality portion of the high-yield market given the current economic environment. The portfolio has been overweight in bonds rated
BB and B and underweight in bonds rated CCC since about early 2007 because we didn't think we were being compensated with enough additional yield to hold
CCC bonds. That positioning benefited relative results because lower-quality bonds have underperformed during the credit crisis.

Portfolio at a Glance
                                    As of       As of
                                   9/30/08     3/31/08

Weighted Average Maturity         5.6 years   4.3 years
Average Duration (effective)      3.7 years   3.8 years

Yields as of September 30, 2008(1)
30-day SEC Yield

Investor Class                                     9.32%
Institutional Class                                9.54%
A Class                                            8.63%
B Class                                            8.25%
C Class                                            8.26%
R Class                                            8.79%

(1) The yields presented reflect the waiver of a portion of the fund's management fees. Without such waiver, the 30-day yields would have been lower.

*All fund returns referenced in this commentary are for Investor Class shares.
Class returns would have been lower had management fees not been waived. Total returns for periods less than one year are not annualized.

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9

High-Yield

SECTOR, SECURITY PICKS HELPED

Our sector and security selection also helped the portfolio hold up better than the market. It was beneficial to hold an overweight position in the health care and food and staples retailing industry segments. At the same time, it helped to have less exposure than the benchmark to automotive and finance bonds. In addition, our bond picks in the entertainment and cable industries aided performance.

That said, relative performance would have been better but for exposure to casino and gaming bonds. These companies have been hit hard by the economic slowdown--as well as worries about competition, overbuilding, and too much leverage. Their bonds were among the poorest performers for the period. We also had some non-food and drug retail exposure, and these bonds lagged.

OUTLOOK

"Record declines driven largely by forced selling from hedge funds and other levered market participants have pushed high-yield market spreads to unprecedented levels," said Portfolio Manager Mike Difley. "And while the economic outlook for 2009 looks challenging, high-yield spreads have already priced in a very pessimistic default scenario."

"We now have the opportunity to buy high-yielding bonds of companies that have the ability to weather the economic downturn at large discounts. These securities should also offer significant capital appreciation potential once the economy recovers. As always, we will be driven by careful credit analysis as we seek to uncover the most attractive opportunities in the high-yield market," concluded Difley.

Top Five Industries as of September 30, 2008
                                              % of net       % of net
                                            assets as of   assets as of
                                               9/30/08        3/31/08

Media                                           10.6%          8.2%
Oil, Gas & Consumable Fuels                     9.1%           9.5%
Diversified Telecommunication Services          5.8%           5.1%
Health Care Providers & Services                4.8%           4.9%
Hotels, Restaurants & Leisure                   4.7%           5.8%

Portfolio Composition by Credit Rating
                                              % of fund      % of fund
                                             investments    investments
                                                as of          as of
                                               9/30/08        3/31/08

AAA                                              9%             11%
BBB                                              1%             1%
BB                                               37%            38%
B                                                46%            43%
CCC or lower                                     7%             7%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

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10

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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11

                                                Expenses Paid
                         Beginning    Ending        During
                          Account    Account      Period(1)     Annualized
                           Value      Value        4/1/08 -       Expense
                          4/1/08     9/30/08       9/30/08       Ratio(1)
Diversified Bond

ACTUAL
Investor Class            $1,000     $987.90        $3.09          0.62%
Institutional Class       $1,000     $988.90        $2.09          0.42%
A Class                   $1,000     $986.80        $4.33          0.87%
B Class                   $1,000     $983.00        $8.05          1.62%
C Class                   $1,000     $983.00        $8.05          1.62%
R Class                   $1,000     $985.50        $5.57          1.12%

HYPOTHETICAL
Investor Class            $1,000    $1,021.96       $3.14          0.62%
Institutional Class       $1,000    $1,022.96       $2.13          0.42%
A Class                   $1,000    $1,020.71       $4.41          0.87%
B Class                   $1,000    $1,016.95       $8.19          1.62%
C Class                   $1,000    $1,016.95       $8.19          1.62%
R Class                   $1,000    $1,019.45       $5.67          1.12%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

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12

                                                                        Expenses
                                           Beginning     Ending           Paid
                                            Account      Account    During Period(1)  Annualized
                                             Value        Value         4/1/08 -        Expense
                                             4/1/08      9/30/08        9/30/08        Ratio(1)
High-Yield

ACTUAL
Investor Class (after waiver)(2)             $1,000      $950.00         $3.91           0.80%
Investor Class (before waiver)               $1,000    $950.00(3)        $4.25           0.87%
Institutional Class (after waiver)(2)        $1,000      $951.00         $2.93           0.60%
Institutional Class (before waiver)          $1,000    $951.00(3)        $3.28           0.67%
A Class (after waiver)(2)                    $1,000      $948.80         $5.13           1.05%
A Class (before waiver)                      $1,000    $948.80(3)        $5.47           1.12%
B Class (after waiver)(2)                    $1,000      $945.30         $8.78           1.80%
B Class (before waiver)                      $1,000    $945.30(3)        $9.12           1.87%
C Class (after waiver)(2)                    $1,000      $945.30         $8.78           1.80%
C Class (before waiver)                      $1,000    $945.30(3)        $9.12           1.87%
R Class (after waiver)(2)                    $1,000      $947.70         $6.35           1.30%
R Class (before waiver)                      $1,000    $947.70(3)        $6.69           1.37%

HYPOTHETICAL
Investor Class (after waiver)(2)             $1,000     $1,021.06        $4.05           0.80%
Investor Class (before waiver)               $1,000     $1,020.71        $4.41           0.87%
Institutional Class (after waiver)(2)        $1,000     $1,022.06        $3.04           0.60%
Institutional Class (before waiver)          $1,000     $1,021.71        $3.40           0.67%
A Class (after waiver)(2)                    $1,000     $1,019.80        $5.32           1.05%
A Class (before waiver)                      $1,000     $1,019.45        $5.67           1.12%
B Class (after waiver)(2)                    $1,000     $1,016.04        $9.10           1.80%
B Class (before waiver)                      $1,000     $1,015.69        $9.45           1.87%
C Class (after waiver)(2)                    $1,000     $1,016.04        $9.10           1.80%
C Class (before waiver)                      $1,000     $1,015.69        $9.45           1.87%
R Class (after waiver)(2)                    $1,000     $1,018.55        $6.58           1.30%
R Class (before waiver)                      $1,000     $1,018.20        $6.93           1.37%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended September 30, 2008, the class received a partial waiver of its management fee.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

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13

SCHEDULE OF INVESTMENTS
Diversified Bond

SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount                                                             Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 41.1%

FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 37.8%

       $ 1,758  FHLMC, 6.50%, 2/1/09(2)                                     $1,776
     1,318,060  FHLMC, 5.00%, 10/1/10(2)                                 1,341,747
        11,341  FHLMC, 6.50%, 12/1/12                                       11,751
       147,947  FHLMC, 6.00%, 1/1/13                                       150,688
        22,670  FHLMC, 7.00%, 11/1/13                                       23,875
        45,205  FHLMC, 7.00%, 6/1/14(2)                                     47,667
       139,923  FHLMC, 6.50%, 6/1/16                                       145,002
        85,484  FHLMC, 6.50%, 6/1/16                                        89,653
     2,019,447  FHLMC, 5.00%, 11/1/17(2)                                 2,025,405
       207,135  FHLMC, 4.50%, 1/1/19                                       203,894
     8,890,705  FHLMC, 5.00%, 1/1/21(2)                                  8,850,256
     3,473,262  FHLMC, 5.00%, 4/1/21(2)                                  3,457,460
        17,054  FHLMC, 7.00%, 9/1/27                                        18,003
        28,338  FHLMC, 6.50%, 1/1/28                                        29,359
         4,316  FHLMC, 7.00%, 2/1/28                                         4,556
       166,407  FHLMC, 6.50%, 3/1/29                                       172,404
       104,367  FHLMC, 6.50%, 6/1/29                                       108,063
        15,930  FHLMC, 7.00%, 8/1/29                                        16,779
        26,584  FHLMC, 7.50%, 8/1/29                                        28,854
         2,794  FHLMC, 6.50%, 5/1/31(2)                                      2,890
        82,896  FHLMC, 6.50%, 5/1/31                                        85,754
         3,953  FHLMC, 6.50%, 6/1/31(2)                                      4,089
        62,951  FHLMC, 6.50%, 6/1/31                                        65,121
         2,730  FHLMC, 6.50%, 6/1/31                                         2,824
         1,482  FHLMC, 6.50%, 6/1/31(2)                                      1,534
         8,585  FHLMC, 6.50%, 6/1/31                                         8,881
         8,908  FHLMC, 6.50%, 6/1/31                                         9,215
     2,083,465  FHLMC, 5.50%, 12/1/33(2)                                 2,078,937
    15,421,109  FHLMC, 5.50%, 1/1/38(2)                                 15,356,271
    19,999,999  FHLMC, 5.50%, 4/1/38                                    19,912,783
     3,196,515  FHLMC, 6.00%, 8/1/38(2)                                  3,239,362
       649,601  FHLMC, 6.50%, 7/1/47                                       655,691
    20,000,000  FNMA, 5.50%, settlement date 10/14/08(3)                19,946,880
    13,694,000  FNMA, 6.50%, settlement date 10/14/08(3)                14,042,772
    67,112,623  FNMA, 6.00%, settlement date 11/13/08(3)                67,857,170
         5,038  FNMA, 6.00%, 2/1/09                                          5,093
        15,063  FNMA, 6.00%, 5/1/13                                         15,421
         9,846  FNMA, 6.00%, 5/1/13                                         10,067
        48,198  FNMA, 6.00%, 7/1/13                                         49,343
        80,359  FNMA, 6.00%, 12/1/13                                        82,269

Principal Amount                                                             Value

      $ 60,660  FNMA, 6.00%, 1/1/14                                        $62,101
       109,753  FNMA, 6.00%, 2/1/14                                        112,361
       112,592  FNMA, 6.00%, 4/1/14                                        115,267
       857,842  FNMA, 5.50%, 12/1/16                                       874,202
       430,771  FNMA, 5.50%, 12/1/16                                       438,987
     3,524,214  FNMA, 4.50%, 5/1/19(2)                                   3,462,476
        95,593  FNMA, 6.50%, 1/1/26                                         99,085
        10,159  FNMA, 7.00%, 12/1/27                                        10,732
         6,227  FNMA, 6.50%, 1/1/28                                          6,451
         5,977  FNMA, 7.00%, 1/1/28                                          6,314
        26,400  FNMA, 7.50%, 4/1/28                                         28,614
       100,644  FNMA, 7.00%, 5/1/28                                        105,930
         4,378  FNMA, 7.00%, 6/1/28                                          4,608
        21,585  FNMA, 6.50%, 1/1/29                                         22,360
        62,215  FNMA, 6.50%, 4/1/29                                         64,409
        39,098  FNMA, 7.00%, 7/1/29(2)                                      41,128
        33,388  FNMA, 7.00%, 7/1/29                                         35,142
       104,288  FNMA, 7.50%, 7/1/29                                        112,889
        99,008  FNMA, 7.50%, 8/1/30                                        106,985
        41,209  FNMA, 7.50%, 9/1/30                                         44,533
       238,862  FNMA, 7.00%, 9/1/31                                        251,151
       133,042  FNMA, 6.50%, 1/1/32                                        137,611
     1,146,315  FNMA, 7.00%, 6/1/32(2)                                   1,204,995
       494,586  FNMA, 6.50%, 8/1/32                                        511,571
     3,044,807  FNMA, 5.50%, 6/1/33(2)                                   3,045,802
    14,697,106  FNMA, 5.50%, 7/1/33(2)                                  14,701,907
     2,474,580  FNMA, 5.50%, 8/1/33(2)                                   2,475,389
     3,189,794  FNMA, 5.50%, 9/1/33(2)                                   3,190,836
    21,185,784  FNMA, 5.00%, 11/1/33(2)                                 20,713,216
     6,705,947  FNMA, 5.50%, 1/1/34(2)                                   6,710,507
     2,292,994  FNMA, 5.00%, 8/1/35(2)                                   2,238,264
     8,052,543  FNMA, 4.50%, 9/1/35(2)                                   7,631,539
     9,733,362  FNMA, 5.00%, 2/1/36(2)                                   9,501,042
    12,410,056  FNMA, 5.50%, 4/1/36(2)                                  12,394,720
    25,819,952  FNMA, 5.50%, 5/1/36                                     25,788,043
     8,797,223  FNMA, 5.50%, 7/1/36(2)                                   8,782,228
     5,030,681  FNMA, 5.50%, 2/1/37(2)                                   5,022,106
     7,752,568  FNMA, 6.50%, 8/1/37(2)                                   7,911,384
       316,150  FNMA, 6.50%, 6/1/47                                        319,114
     1,058,958  FNMA, 6.50%, 8/1/47(2)                                   1,068,885
       765,643  FNMA, 6.50%, 8/1/47                                        772,821
     1,797,234  FNMA, 6.50%, 9/1/47(2)                                   1,814,083
       130,194  FNMA, 6.50%, 9/1/47                                        131,415
     1,263,642  FNMA, 6.50%, 9/1/47(2)                                   1,275,489
       896,496  FNMA, 6.50%, 9/1/47                                        904,900
     1,037,307  FNMA, 6.50%, 9/1/47(2)                                   1,047,032
        39,804  GNMA, 7.50%, 8/20/17                                        42,667
        50,422  GNMA, 7.00%, 11/15/22                                       53,339

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14

Diversified Bond

Principal Amount                                                             Value

      $ 50,997  GNMA, 8.75%, 3/15/25(2)                                    $55,892
        11,632  GNMA, 7.00%, 4/20/26(2)                                     12,214
        22,276  GNMA, 7.50%, 8/15/26                                        24,067
        11,474  GNMA, 8.00%, 8/15/26                                        12,599
         1,440  GNMA, 7.50%, 4/15/27                                         1,555
        26,777  GNMA, 7.50%, 5/15/27                                        28,916
        20,064  GNMA, 8.00%, 6/15/27                                        22,023
         2,269  GNMA, 7.50%, 11/15/27                                        2,450
        10,280  GNMA, 7.00%, 2/15/28                                        10,842
        16,009  GNMA, 7.50%, 2/15/28                                        17,277
        15,634  GNMA, 6.50%, 3/15/28                                        16,115
         2,854  GNMA, 7.00%, 4/15/28                                         3,010
         2,180  GNMA, 6.50%, 5/15/28                                         2,247
        51,681  GNMA, 6.50%, 5/15/28                                        53,270
         6,008  GNMA, 6.50%, 5/15/28                                         6,193
        17,030  GNMA, 7.00%, 12/15/28                                       17,961
         1,761  GNMA, 8.00%, 12/15/29                                        1,933
       114,831  GNMA, 7.00%, 5/15/31                                       120,943
    22,000,000  GNMA, 6.00%, 9/20/38                                    22,324,152
                                                                     -------------
                                                                       328,289,848
                                                                     -------------

ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 3.3%

     4,427,434  FHLMC, 6.80%, 8/1/36                                     4,533,009
     5,891,046  FHLMC, 6.01%, 11/1/36                                    6,032,555
     3,404,520  FNMA, 6.49%, 5/1/36(2)                                   3,474,890
     2,378,794  FNMA, 6.42%, 9/1/36(2)                                   2,451,964
     2,846,048  FNMA, 6.46%, 9/1/36(2)                                   2,929,246
     3,069,403  FNMA, 5.95%, 6/1/37(2)                                   3,129,488
     5,880,545  FNMA, 5.62%, 12/1/37(2)                                  5,970,421
                                                                     -------------
                                                                        28,521,573
                                                                     -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $355,682,519)                                                    356,811,421
                                                                     -------------

Corporate Bonds -- 18.0%

AEROSPACE & DEFENSE -- 0.6%
       675,000  Honeywell International, Inc., 5.30%, 3/15/17(2)           643,797
       610,000  Honeywell International, Inc., 5.30%, 3/1/18(2)            575,203
       853,000  Lockheed Martin Corp., Series 2006 B, 6.15%,
                9/1/36(2)                                                  813,133
     1,183,000  United Technologies Corp., 4.375%, 5/1/10(2)             1,203,588
     1,027,000  United Technologies Corp., 6.05%, 6/1/36(2)                957,761
       650,000  United Technologies Corp., 6.125%, 7/15/38(2)              628,429
                                                                     -------------
                                                                         4,821,911
                                                                     -------------

Principal Amount                                                             Value

AUTOMOBILES -- 0.3%
     $ 800,000  American Honda Finance Corp., 7.625%, 10/1/18(4)          $796,798
       710,000  DaimlerChrysler N.A. Holding Corp., 5.875%,
                3/15/11(2)                                                 708,132
       800,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
                11/15/13(2)                                                781,541
                                                                     -------------
                                                                         2,286,471
                                                                     -------------
BEVERAGES -- 0.5%
     1,400,000  Coca-Cola Co. (The), 5.35%, 11/15/17(2)                  1,386,491
     1,150,000  Diageo Capital plc, 5.75%, 10/23/17(2)                   1,105,463
     1,490,000  SABMiller plc, 6.20%, 7/1/11(2)(4)                       1,529,817
                                                                     -------------
                                                                         4,021,771
                                                                     -------------
CAPITAL MARKETS -- 0.8%
     1,580,000  Bear Stearns Cos., Inc. (The), 6.40%, 10/2/17(2)         1,478,013
     1,630,000  Credit Suisse (New York), 5.00%, 5/15/13(2)              1,512,025
       810,000  Deutsche Bank AG (London), 4.875%, 5/20/13(2)              774,479
     1,376,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(2)              1,302,026
       930,000  Merrill Lynch & Co., Inc., 6.875%, 4/25/18(2)              824,197
       630,000  Morgan Stanley, 6.00%, 4/28/15(2)                          429,192
       980,000  Morgan Stanley, 6.625%, 4/1/18(2)                          649,559
                                                                     -------------
                                                                         6,969,491
                                                                     -------------
CHEMICALS -- 0.2%
       830,000  Air Products & Chemicals, Inc., 4.15%, 2/1/13(2)           796,407
       700,000  E.I. du Pont de Nemours & Co., 5.00%, 1/15/13(2)           692,385
       550,000  Rohm & Haas Co., 5.60%, 3/15/13(2)                         540,344
                                                                     -------------
                                                                         2,029,136
                                                                     -------------
COMMERCIAL BANKS -- 0.9%
       810,000  KeyCorp, 6.50%, 5/14/13(2)                                 583,625
     1,012,000  PNC Bank N.A., 4.875%, 9/21/17(2)                          846,944
       730,000  PNC Bank N.A., 6.00%, 12/7/17(2)                           662,834
       741,000  PNC Funding Corp., 5.125%, 12/14/10(2)                     737,411
       320,000  SunTrust Bank, 7.25%, 3/15/18(2)                           283,722
       845,000  Wachovia Bank N.A., 4.80%, 11/1/14(2)                      501,765
     1,320,000  Wachovia Bank N.A., 4.875%, 2/1/15(2)                      783,490

------
15

Diversified Bond

Principal Amount                                                             Value

    $1,167,000  Wells Fargo & Co., 4.625%, 8/9/10(2)                   $ 1,162,879
       880,000  Wells Fargo & Co., 4.375%, 1/31/13(2)                      809,694
       900,000  Wells Fargo Bank N.A., 6.45%, 2/1/11(2)                    914,437
                                                                     -------------
                                                                         7,286,801
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
       540,000  Pitney Bowes, Inc., 5.75%, 9/15/17(2)                      528,727
                                                                     -------------
COMPUTERS & PERIPHERALS -- 0.2%
     1,550,000  Hewlett-Packard Co., 4.50%, 3/1/13(2)                    1,490,826
                                                                     -------------
CONSUMER FINANCE -- 0.8%
       571,000  American Express Centurion Bank, 4.375%,
                7/30/09(2)                                                 551,617
     1,700,000  American Express Centurion Bank, 5.55%,
                10/17/12(2)                                              1,571,667
       773,000  General Electric Capital Corp., 6.125%,
                2/22/11(2)                                                 768,719
       620,000  General Electric Capital Corp., 4.80%, 5/1/13(2)           566,068
     1,080,000  General Electric Capital Corp., 5.625%,
                9/15/17(2)                                                 928,468
       600,000  John Deere Capital Corp., 4.50%, 4/3/13(2)                 573,252
     1,200,000  John Deere Capital Corp., 4.90%, 9/9/13(2)               1,162,096
     1,205,000  John Deere Capital Corp., 5.50%, 4/13/17(2)              1,119,053
                                                                     -------------
                                                                         7,240,940
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES -- 0.8%
       961,000  Bank of America Corp., 4.375%, 12/1/10(2)                  922,438
     1,550,000  Bank of America Corp., 4.90%, 5/1/13(2)                  1,403,598
       949,000  Bank of America N.A., 5.30%, 3/15/17(2)                    789,612
       825,000  Bank of America N.A., 6.00%, 10/15/36(2)                   687,986
       910,000  Citigroup, Inc., 5.50%, 4/11/13(2)                         795,069
       834,000  Citigroup, Inc., 5.00%, 9/15/14(2)                         640,213
       950,000  Citigroup, Inc., 6.125%, 5/15/18(2)                        787,953
     1,000,000  Pricoa Global Funding I, 5.40%, 10/18/12(2)(4)           1,002,650
                                                                     -------------
                                                                         7,029,519
                                                                     -------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
     1,167,000  AT&T Corp., 7.30%, 11/15/11(2)                           1,212,653
     1,580,000  AT&T, Inc., 6.25%, 3/15/11(2)                            1,597,617

Principal Amount                                                             Value

    $1,000,000  AT&T, Inc., 6.80%, 5/15/36(2)                             $881,670
       310,000  AT&T, Inc., 6.40%, 5/15/38(2)                              260,279
       176,000  BellSouth Corp., 6.875%, 10/15/31(2)                       157,946
       870,000  British Telecommunications plc, 5.95%, 1/15/18(2)          772,319
       494,000  Embarq Corp., 7.08%, 6/1/16(2)                             400,693
       280,000  Qwest Corp., 7.875%, 9/1/11(2)                             270,200
       800,000  Qwest Corp., 7.50%, 10/1/14(2)                             696,000
     1,263,000  Telecom Italia Capital SA, 4.00%, 1/15/10(2)             1,226,916
       750,000  Telefonica Emisiones SAU, 5.98%, 6/20/11(2)                742,178
       680,000  Telefonica Emisiones SAU, 7.05%, 6/20/36(2)                615,312
       686,000  Verizon Communications, Inc., 5.55%, 2/15/16(2)            632,773
       580,000  Verizon Communications, Inc., 5.50%, 2/15/18(2)            513,236
       610,000  Verizon Communications, Inc., 6.10%, 4/15/18(2)            563,872
       489,000  Verizon Communications, Inc., 6.25%, 4/1/37(2)             403,092
       870,000  Verizon Communications, Inc., 6.40%, 2/15/38(2)            726,459
                                                                     -------------
                                                                        11,673,215
                                                                     -------------
ELECTRIC UTILITIES -- 1.3%
     1,123,000  Carolina Power & Light Co., 5.15%, 4/1/15(2)             1,081,606
       545,000  Carolina Power & Light Co., 5.25%, 12/15/15(2)             526,268
       908,000  Cleveland Electric Illuminating Co. (The),
                5.70%, 4/1/17(2)                                           814,040
     2,150,000  FirstEnergy Corp., 6.45%, 11/15/11(2)                    2,161,567
       602,000  Florida Power Corp., 4.50%, 6/1/10(2)                      606,985
       790,000  Florida Power Corp., 5.65%, 6/15/18(2)                     756,378
       540,000  Florida Power Corp., 6.35%, 9/15/37(2)                     507,843
     2,247,000  Pacific Gas & Electric Co., 4.20%, 3/1/11(2)             2,196,398
       367,000  Pacific Gas & Electric Co., 5.80%, 3/1/37(2)               313,205
       610,000  Pacific Gas & Electric Co., 6.35%, 2/15/38(2)              554,216
       790,000  Public Service Co. of Colorado, 5.80%, 8/1/18(2)           763,543
       780,000  Southern California Edison Co., 5.625%, 2/1/36(2)          680,339
       425,000  Toledo Edison Co. (The), 6.15%, 5/15/37(2)                 346,183
                                                                     -------------
                                                                        11,308,571
                                                                     -------------

------
16

Diversified Bond

Principal Amount                                                             Value

ELECTRICAL EQUIPMENT -- 0.1%
     $ 900,000  Rockwell Automation, Inc., 6.25%, 12/1/37(2)             $ 894,526
                                                                     -------------
FOOD & STAPLES RETAILING -- 1.0%
       820,000  CVS Caremark Corp., 5.75%, 6/1/17(2)                       767,558
     1,330,000  Kroger Co. (The), 6.80%, 4/1/11(2)                       1,370,568
     1,580,000  Kroger Co. (The), 5.00%, 4/15/13(2)                      1,509,911
     1,170,000  SYSCO Corp., 4.20%, 2/12/13(2)                           1,160,528
     1,014,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10(2)                 1,034,511
       640,000  Wal-Mart Stores, Inc., 4.25%, 4/15/13(2)                   628,800
     1,060,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(2)                   990,342
       850,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37(2)                   798,023
       640,000  Wal-Mart Stores, Inc., 6.20%, 4/15/38(2)                   584,182
                                                                     -------------
                                                                         8,844,423
                                                                     -------------
FOOD PRODUCTS -- 0.8%
     1,566,000  Cadbury Schweppes U.S. Finance LLC, 3.875%,
                10/1/08(2)(4)                                            1,566,000
       880,000  Cargill, Inc., 5.20%, 1/22/13(2)(4)                        851,789
     1,460,000  General Mills, Inc., 5.65%, 9/10/12(2)                   1,474,950
       790,000  General Mills, Inc., 5.25%, 8/15/13(2)                     784,745
       540,000  Kellogg Co., 6.60%, 4/1/11(2)                              560,988
       900,000  Kellogg Co., 5.125%, 12/3/12(2)                            898,268
       830,000  Kraft Foods, Inc., 6.00%, 2/11/13(2)                       825,696
                                                                     -------------
                                                                         6,962,436
                                                                     -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.4%
     1,531,000  Baxter Finco BV, 4.75%, 10/15/10(2)                      1,561,972
     1,130,000  Baxter International, Inc., 5.90%, 9/1/16(2)             1,136,101
       650,000  Baxter International, Inc., 5.375%, 6/1/18(2)              622,540
       590,000  Baxter International, Inc., 6.25%, 12/1/37(2)              560,075
                                                                     -------------
                                                                         3,880,688
                                                                     -------------
HEALTH CARE PROVIDERS & SERVICES -- 0.2%
     1,826,000  Laboratory Corp. of America Holdings, 5.625%,
                12/15/15(2)                                              1,682,349
                                                                     -------------

Principal Amount                                                             Value

HOTELS, RESTAURANTS & LEISURE -- 0.4%
    $1,550,000  McDonald's Corp., 5.35%, 3/1/18(2)                     $ 1,502,598
       560,000  McDonald's Corp., 6.30%, 10/15/37(2)                       543,665
       700,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(2)            605,500
       560,000  Yum! Brands, Inc., 6.875%, 11/15/37(2)                     473,058
                                                                     -------------
                                                                         3,124,821
                                                                     -------------
HOUSEHOLD PRODUCTS -- 0.2%
       560,000  Kimberly-Clark Corp., 6.125%, 8/1/17(2)                    561,834
     1,030,000  Procter & Gamble Co. (The), 5.55%, 3/5/37(2)               958,490
                                                                     -------------
                                                                         1,520,324
                                                                     -------------
INDUSTRIAL CONGLOMERATES -- 0.3%
     2,734,000  General Electric Co., 5.00%, 2/1/13(2)                   2,520,450
       560,000  General Electric Co., 5.25%, 12/6/17(2)                    490,877
                                                                     -------------
                                                                         3,011,327
                                                                     -------------
INSURANCE -- 1.0%
       790,000  Berkshire Hathaway Finance Corp., 5.00%,
                8/15/13(2)(4)                                              788,763
       956,000  Hartford Financial Services Group, Inc. (The),
                5.375%, 3/15/17(2)                                         821,999
       610,000  Hartford Financial Services Group, Inc. (The),
                6.30%, 3/15/18(2)                                          553,840
       630,000  Hartford Financial Services Group, Inc. (The),
                6.00%, 1/15/19(2)                                          552,144
     1,120,000  Lincoln National Corp., 6.30%, 10/9/37(2)                  939,640
     2,170,000  MetLife Global Funding I, 5.125%, 4/10/13(2)(4)          2,110,195
     1,630,000  New York Life Global Funding, 4.65%, 5/9/13(2)(4)        1,630,636
       900,000  Prudential Financial, Inc., 6.00%, 12/1/17(2)              803,620
       600,000  Prudential Financial, Inc., 5.40%, 6/13/35(2)              431,233
       570,000  Travelers Cos., Inc. (The), 6.25%, 6/15/37(2)              494,456
                                                                     -------------
                                                                         9,126,526
                                                                     -------------
MACHINERY -- 0.4%
       560,000  Caterpillar Financial Services Corp., 4.85%,
                12/7/12(2)                                                 545,582
     3,180,000  Caterpillar Financial Services Corp., 5.45%,
                4/15/18(2)                                               2,850,056
                                                                     -------------
                                                                         3,395,638
                                                                     -------------

------
17

Diversified Bond

Principal Amount                                                             Value

MEDIA -- 1.1%
     $ 750,000  Comcast Cable Communications LLC, 6.75%,
                1/30/11(2)                                                $761,078
     1,104,000  Comcast Corp., 5.90%, 3/15/16(2)                         1,012,765
       650,000  Comcast Corp., 5.70%, 5/15/18(2)                           567,957
       650,000  Comcast Corp., 6.40%, 5/15/38(2)                           520,208
       635,000  News America Holdings, Inc., 7.75%, 1/20/24(2)             633,181
       920,000  Pearson Dollar Finance Two plc, 6.25%,
                5/6/18(2)(4)                                               884,074
     1,600,000  Rogers Cable, Inc., 6.25%, 6/15/13(2)                    1,601,488
     1,650,000  Time Warner Cable, Inc., 5.40%, 7/2/12(2)                1,570,652
     1,630,000  Time Warner Cable, Inc., 6.75%, 7/1/18(2)                1,523,887
       445,000  Time Warner, Inc., 5.50%, 11/15/11(2)                      427,467
       176,000  Time Warner, Inc., 7.625%, 4/15/31(2)                      152,891
                                                                     -------------
                                                                         9,655,648
                                                                     -------------
METALS & MINING -- 0.4%
     1,130,000  ArcelorMittal, 6.125%, 6/1/18(2)(4)                      1,002,355
     1,950,000  Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(2)           1,913,340
       447,000  Xstrata Finance Canada Ltd., 5.80%,
                11/15/16(2)(4)                                             403,136
                                                                     -------------
                                                                         3,318,831
                                                                     -------------
MULTI-UTILITIES -- 0.4%
       560,000  CenterPoint Energy Resources Corp., 6.125%,
                11/1/17(2)                                                 501,082
       950,000  CenterPoint Energy Resources Corp., 6.25%,
                2/1/37(2)                                                  751,956
       584,000  Dominion Resources, Inc., 4.75%, 12/15/10(2)               581,588
       670,000  Dominion Resources, Inc., 6.40%, 6/15/18(2)                641,492
     1,120,000  NSTAR Electric Co., 5.625%, 11/15/17(2)                  1,078,594
                                                                     -------------
                                                                         3,554,712
                                                                     -------------
MULTILINE RETAIL -- 0.2%
       396,000  Federated Retail Holdings, Inc., 5.35%,
                3/15/12(2)                                                 365,104
       560,000  Kohl's Corp., 6.875%, 12/15/37(2)                          482,724
     1,390,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13(2)         1,260,816
                                                                     -------------
                                                                         2,108,644
                                                                     -------------

Principal Amount                                                             Value

OIL, GAS & CONSUMABLE FUELS -- 1.0%
     $ 560,000  Canadian Natural Resources Ltd., 5.70%,
                5/15/17(2)                                                $490,027
       580,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39(2)          478,396
       790,000  ConocoPhillips, 5.20%, 5/15/18(2)                          738,509
     1,240,000  Enbridge Energy Partners LP, 6.50%, 4/15/18(2)           1,145,463
     1,776,000  Enterprise Products Operating LP, 4.95%,
                6/1/10(2)                                                1,762,177
       600,000  Enterprise Products Operating LP, 6.30%,
                9/15/17(2)                                                 560,483
       810,000  Nexen, Inc., 6.40%, 5/15/37(2)                             641,556
     1,386,000  Premcor Refining Group, Inc. (The), 6.125%,
                5/1/11(2)                                                1,405,121
       280,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37(2)             240,563
       773,000  XTO Energy, Inc., 5.30%, 6/30/15(2)                        719,775
       615,000  XTO Energy, Inc., 6.10%, 4/1/36(2)                         509,531
       320,000  XTO Energy, Inc., 6.375%, 6/15/38(2)                       261,431
                                                                     -------------
                                                                         8,953,032
                                                                     -------------
PHARMACEUTICALS -- 0.9%
     1,021,000  Abbott Laboratories, 5.875%, 5/15/16(2)                  1,020,318
       630,000  Abbott Laboratories, 5.60%, 11/30/17(2)                    611,738
     2,420,000  AstraZeneca plc, 5.40%, 9/15/12(2)                       2,433,237
       830,000  AstraZeneca plc, 5.90%, 9/15/17(2)                         818,089
     1,630,000  GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(2)         1,601,845
       980,000  GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38(2)          920,603
       780,000  Wyeth, 5.95%, 4/1/37(2)                                    703,759
                                                                     -------------
                                                                         8,109,589
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
     1,080,000  ProLogis, 5.625%, 11/15/16(2)                              921,389
                                                                     -------------
ROAD & RAIL -- 0.4%
     2,400,000  Norfolk Southern Corp., 5.75%, 4/1/18(2)                 2,317,521
       810,000  Union Pacific Corp., 5.75%, 11/15/17(2)                    751,024
                                                                     -------------
                                                                         3,068,545
                                                                     -------------

------
18

Diversified Bond

Principal Amount                                                             Value

SOFTWARE -- 0.6%
     $ 573,000  Intuit, Inc., 5.75%, 3/15/17(2)                           $507,592
     1,733,000  Oracle Corp., 5.00%, 1/15/11(2)                          1,775,526
     3,170,000  Oracle Corp., 5.75%, 4/15/18(2)                          2,948,617
                                                                     -------------
                                                                         5,231,735
                                                                     -------------
SPECIALTY RETAIL -- 0.1%
       560,000  Lowe's Cos., Inc., 5.60%, 9/15/12(2)                       571,681
                                                                     -------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
     1,370,000  Rogers Communications, Inc., 6.80%, 8/15/18(2)           1,297,431
       708,000  Vodafone Group plc, 5.625%, 2/27/17(2)                     629,950
                                                                     -------------
                                                                         1,927,381
                                                                     -------------
TOTAL CORPORATE BONDS
(Cost $167,636,048)                                                    156,551,624
                                                                     -------------

U.S. Treasury Securities and Equivalents -- 17.4%

     1,500,000  U.S. Treasury Bonds, 10.625%, 8/15/15(2)                 2,156,720
    11,000,000  U.S. Treasury Bonds, 8.125%, 8/15/19(2)                 14,785,551
     2,180,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)(5)               2,992,392
    11,817,000  U.S. Treasury Bonds, 7.125%, 2/15/23(2)                 15,213,466
     7,206,000  U.S. Treasury Bonds, 6.125%, 11/15/27(2)                 8,753,604
     5,160,000  U.S. Treasury Bonds, 4.75%, 2/15/37(2)                   5,503,465
    20,793,890  U.S. Treasury Inflation Indexed Notes, 3.00%,
                7/15/12(2)                                              21,632,624
     8,926,800  U.S. Treasury Inflation Indexed Notes, 2.00%,
                1/15/14(2)                                               8,902,572
    14,172,030  U.S. Treasury Inflation Indexed Notes, 1.625%,
                1/15/18(2)                                              13,395,006
     7,000,000  U.S. Treasury Notes, 4.75%, 5/31/12(2)                   7,525,553
    24,585,000  U.S. Treasury Notes, 3.125%, 8/31/13(2)(5)              24,792,448
     8,015,000  U.S. Treasury Notes, 4.00%, 2/15/14(2)                   8,421,393
    16,293,000  U.S. Treasury Notes, 4.75%, 8/15/17(2)                  17,452,605
                                                                     -------------
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS
(Cost $150,471,330)                                                    151,527,399
                                                                     -------------

Principal Amount                                                             Value

U.S. Government Agency Securities -- 9.5%
   $20,000,000  FHLMC, 5.625%, 3/15/11(2)                             $ 21,126,580
    20,000,000  FHLMC, 4.125%, 9/27/13(2)(5)                            20,178,600
     8,600,000  FHLMC, 5.00%, 1/30/14(2)                                 8,918,811
     5,395,000  FHLMC, 4.875%, 6/13/18(2)                                5,478,428
    14,150,000  FNMA, 3.00%, 7/12/10(2)                                 14,126,270
     5,461,000  FNMA, 4.375%, 7/17/13(2)                                 5,547,300
     7,175,000  FNMA, 5.00%, 2/13/17(2)                                  7,346,490
                                                                     -------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $82,452,368)                                                      82,722,479
                                                                     -------------

Commercial Mortgage-Backed Securities(1) -- 7.8%

PRIVATE SPONSOR -- 7.8%
     6,766,366  Banc of America Commercial Mortgage, Inc.,
                Series 2000-2, Class B, VRN, 7.38%, 10/1/08(2)           6,890,920
     8,250,000  Banc of America Commercial Mortgage, Inc.,
                Series 2004-2, Class A3 SEQ, 4.05%, 11/10/38(2)          7,978,103
     5,830,000  Banc of America Commercial Mortgage, Inc.,
                Series 2006-6, Class A3 SEQ, 5.37%, 10/10/45(2)          5,295,425
    14,620,247  Banc of America Commercial Mortgage, Inc.
                STRIPS-COUPON, Series 2004-1, Class XP, VRN,
                0.63%, 10/1/08                                             217,337
     1,040,972  Banc of America Large Loan, Series 2005 MIB1,
                Class A1, VRN, 2.64%, 10/15/08, resets monthly
                off the 1-month LIBOR plus 0.15% with no
                caps(2)(4)                                                 957,659
     3,452,222  Bear Stearns Commercial Mortgage Securities
                Trust, Series 2006 BBA7, Class A1, VRN, 2.60%,
                10/15/08, resets monthly off the 1-month LIBOR
                plus 0.11% with no caps(4)                               3,223,502
    25,045,432  Bear Stearns Commercial Mortgage Securities
                Trust STRIPS-COUPON, Series 2004 T16, Class X2,
                VRN, 0.72%, 10/1/08                                        566,643
     3,272,626  Commercial Mortgage Acceptance Corp.
                STRIPS-COUPON, Series 1998 C2, Class X, VRN,
                1.52%, 10/1/08                                             189,000

------
19

Diversified Bond

Principal Amount                                                             Value

     $ 129,004  Commercial Mortgage Pass-Through Certificates,
                Series 2005 F10A, Class A1, VRN, 2.59%,
                10/15/08, resets monthly off the 1-month LIBOR
                plus 0.10% with no caps(4)                                $122,773
     3,200,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2000 C1, Class B, VRN, 7.90%,
                10/11/08(2)                                              3,284,031
     2,000,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2001 CK3, Class A4 SEQ, 6.53%,
                6/15/34(2)                                               2,009,320
     3,750,000  Credit Suisse Mortgage Capital Certificates,
                Series 2007 TF2A, Class A1, VRN, 2.67%,
                10/15/08, resets monthly off the 1-month LIBOR
                plus 0.18% with no caps(2)(4)                            3,438,522
     6,617,528  GMAC Commercial Mortgage Securities, Inc.,
                Series 2005 C1, Class A2 SEQ, 4.47%, 5/10/43(2)          6,493,756
     4,150,000  Greenwich Capital Commercial Funding Corp.,
                Series 2005 GG3, Class A2 SEQ, 4.31%, 8/10/42(2)         4,069,427
       630,833  Greenwich Capital Commercial Funding Corp.,
                Series 2006 FL4A, Class A1, VRN, 2.58%, 10/5/08,
                resets monthly off the 1-month LIBOR plus 0.09%
                with no caps(4)                                            567,560
     1,072,787  GS Mortgage Securities Corp. II, Series 2007
                EOP, Class A1, VRN, 2.58%, 10/6/08, resets
                monthly off the 1-month LIBOR plus 0.09% with no
                caps(2)(4)                                                 964,122
     8,200,000  LB-UBS Commercial Mortgage Trust, Series 2003
                C3, Class A3 SEQ, 3.85%, 5/15/27(2)                      7,735,910
     2,400,000  LB-UBS Commercial Mortgage Trust, Series 2004
                C1, Class A2 SEQ, 3.62%, 1/15/29(2)                      2,362,919
     5,729,000  LB-UBS Commercial Mortgage Trust, Series 2005
                C3, Class A3 SEQ, 4.65%, 7/15/30(2)                      5,455,565
       629,662  Lehman Brothers Floating Rate Commercial
                Mortgage Trust, Series 2006 LLFA, Class A1, VRN,
                2.57%, 10/15/08, resets monthly off the 1-month
                LIBOR plus 0.08% with no caps(4)                           570,833

Principal Amount                                                             Value

   $ 2,573,427  Merrill Lynch Floating Trust, Series 2006-1,
                Class A1, VRN, 2.56%, 10/15/08, resets monthly
                off the 1-month LIBOR plus 0.07% with no
                caps(2)(4)                                             $ 2,341,074
     3,607,178  Morgan Stanley Capital I, Series 2004 HQ3, Class
                A2 SEQ, 4.05%, 1/13/41(2)                                3,525,269
                                                                     -------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $70,970,724)                                                      68,259,670
                                                                     -------------

Collateralized Mortgage Obligations(1) -- 7.7%

PRIVATE SPONSOR -- 2.9%
     3,509,938  Banc of America Alternative Loan Trust, Series
                2007-2, Class 2A4, 5.75%, 6/25/37(2)                     3,202,949
       738,348  Countrywide Home Loans Mortgage Pass-Through
                Trust, Series 2003-37, Class 2A2, VRN, 5.11%,
                10/1/08                                                    726,571
    10,502,191  Countrywide Home Loans Mortgage Pass-Through
                Trust, Series 2007-16, Class A1, 6.50%,
                10/25/37(2)                                              8,264,701
     4,374,571  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2003 AR28, Class 2A1, VRN, 4.48%,
                10/1/08(2)                                               4,370,219
       116,627  MASTR Alternative Loans Trust, Series 2003-8,
                Class 4A1, 7.00%, 12/25/33                                  98,792
     2,336,214  Thornburg Mortgage Securities Trust, Series
                2006-5, Class A1, VRN, 3.33%, 10/25/08, resets
                monthly off the 1-month LIBOR plus 0.12% with no
                caps(2)                                                  2,190,172
     2,325,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A3, VRN,
                4.59%, 10/1/08(2)                                        2,253,794
     4,497,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A4B, VRN,
                4.67%, 10/1/08(2)                                        4,478,016
                                                                     -------------
                                                                        25,585,214
                                                                     -------------

U.S. GOVERNMENT AGENCY -- 4.8%

     3,290,852  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(2)          3,313,990
     1,540,154  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14(2)          1,543,784

------
20

Diversified Bond

Principal Amount                                                             Value

   $ 3,054,000  FHLMC, Series 2926, Class EW SEQ, 5.00%,
                1/15/25(2)                                             $ 2,906,891
       854,612  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14(2)           856,559
    10,000,000  FHLMC, Series 3203, Class VN SEQ, 5.00%,
                6/15/22(2)                                               9,550,661
        25,912  FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19           28,040
     6,549,924  FNMA, Series 2003-10, Class HW SEQ, 5.00%,
                11/25/16                                                 6,602,855
     1,085,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17(2)        1,080,061
    15,510,209  FNMA, Series 2006-44, Class OA, 5.50%,
                12/25/26(2)                                             15,772,016
                                                                     -------------
                                                                        41,654,857
                                                                     -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $69,802,805)                                                      67,240,071
                                                                     -------------

Municipal Securities -- 5.8%

     4,400,000  California Educational Facilities Auth. Rev.,
                Series 2007 T1, (Stanford University), 5.00%,
                3/15/39(2)                                               4,213,000
     9,600,000  California Infrastructure & Economic Development
                Bank Rev., Series 2003 A, (Bay Area Toll Bridges
                Seismic Retrofit 1st Lien), 5.00%, 1/1/28,
                Prerefunded at 100% of Par (Ambac)(2)(6)                 9,499,776
    10,200,000  Clark County School District GO, Series 2004 D,
                (Building Bonds), 5.00%, 12/15/14, Prerefunded
                at 100% of Par (MBIA)(2)(6)                             10,979,994
    10,100,000  Clark County School District GO, Series 2005 C,
                (Building Bonds), 5.00%, 12/15/15, Prerefunded
                at 100% of Par (FSA)(2)(6)                              10,869,923
     4,000,000  Georgia GO, Series 2008 B, 5.00%, 7/1/18(2)              4,216,000
     1,477,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2)         1,393,077
     8,600,000  Massachusetts Health & Educational Facilities
                Auth. Rev., Series 2002 K, (Mass Institute
                Technology), 5.50%, 7/1/32 (GO of Institute)             8,877,264
                                                                     -------------
TOTAL MUNICIPAL SECURITIES
(Cost $52,462,554)                                                      50,049,034
                                                                     -------------

Principal Amount                                                             Value

Asset-Backed Securities(1) -- 1.1%

     $ 482,191  Accredited Mortgage Loan Trust, Series 2006-2,
                Class A1, VRN, 3.25%, 10/25/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps             $477,143
     3,102,000  CNH Equipment Trust, Series 2007 C, Class A3A
                SEQ, 5.21%, 12/15/11(2)                                  3,098,816
       994,800  Detroit Edison Securitization Funding LLC,
                Series 2001-1, Class A4 SEQ, 6.19%, 3/1/13(2)            1,017,959
       535,048  Long Beach Mortgage Loan Trust, Series 2006-6,
                Class 2A1, VRN, 3.25%, 10/25/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps              529,344
         2,888  Nomura Home Equity Loan, Inc., Series 2006 HE2,
                Class A1, VRN, 3.27%, 10/25/08, resets monthly
                off the 1-month LIBOR plus 0.06% with no caps                2,877
     1,068,563  SLM Student Loan Trust, Series 2006-5, Class A2,
                VRN, 2.79%, 10/25/08, resets quarterly off the
                3-month LIBOR minus 0.01% with no caps(2)                1,064,606
       644,700  SLM Student Loan Trust, Series 2006-10, Class
                A2, VRN, 2.81%, 10/25/08, resets quarterly off
                the 3-month LIBOR plus 0.01% with no caps(2)               642,809
     2,430,100  SLM Student Loan Trust, Series 2007-8, Class A1,
                VRN, 3.03%, 10/25/08, resets quarterly off the
                3-month LIBOR plus 0.23% with no caps(2)                 2,362,433
                                                                     -------------
TOTAL ASSET-BACKED SECURITIES
(Cost $9,257,122)                                                        9,195,987
                                                                     -------------

Sovereign Governments & Agencies -- 0.2%

       246,000  Hydro-Quebec, 8.40%, 1/15/22(2)                            328,622
     1,305,000  Province of Quebec, 5.00%, 7/17/09(2)                    1,328,333
                                                                     -------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $1,605,460)                                                        1,656,955
                                                                     -------------

------
21

Diversified Bond

Principal Amount/Shares                                                      Value

Temporary Cash Investments -- 6.6%

   $ 13,442,000  FHLB Discount Notes, 0.10%, 10/1/08(7)                $13,442,000
        176,449  JPMorgan U.S. Treasury Plus Money Market Fund(2)          176,449

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 3.00%,
7/15/12, valued at $44,683,927), in a joint trading account at
0.03%, dated 9/30/08, due 10/1/08 (Delivery value $43,915,037)          43,915,000
                                                                     -------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $57,533,449)                                                      57,533,449
                                                                     -------------

Temporary Cash Investments -- Securities Lending Collateral(8) -- 3.7%

      6,000,000  K2 (USA) LLC, VRN, 2.09%, 12/15/08, resets
                 quarterly off the Federal Reserve Prime Loan
                 Rate minus 2.91% with no caps(4)                        5,934,756
      6,000,000  Links Finance LLC, VRN, 2.10%, 10/9/08, resets
                 quarterly off the Federal Reserve Prime Loan
                 Rate minus 2.91% with no caps(4)                        5,915,454
      5,000,000  Merrill Lynch & Co., Inc., VRN, 2.17%, 12/29/08,
                 resets quarterly off the Federal Reserve Prime
                 Loan Rate minus 2.83% with no caps                      4,811,200
      3,000,000  Nationwide Building Society, VRN, 2.94%,
                 12/8/08, resets quarterly off the 3-month LIBOR
                 plus 0.13% with no caps                                 2,981,559

Principal Amount                                                             Value

     $5,000,000  Tango Finance Corp., VRN, 2.09%, 12/29/08,
                 resets quarterly off the Federal Reserve Prime
                 Loan Rate minus 2.91% with no caps(4)                 $ 4,955,255

Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.00%, dated 9/30/08, due
10/1/08 (Delivery value $373,274)                                          373,264

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.00%, dated 9/30/08, due
10/1/08 (Delivery value $5,000,278)                                      5,000,000

Repurchase Agreement, UBS Securities LLC, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.75%, dated 9/30/08, due 10/1/08 (Delivery
value $2,000,097)                                                        2,000,000
                                                                     -------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $32,370,907)                                                      31,971,488
                                                                     -------------
TOTAL INVESTMENT SECURITIES -- 118.9%
(Cost $1,050,245,286)                                                1,033,519,577
                                                                     -------------
OTHER ASSETS AND LIABILITIES -- (18.9)%                              (164,400,508)
                                                                     -------------
TOTAL NET ASSETS -- 100.0%                                           $ 869,119,069
                                                                     =============

Futures Contracts
                              Expiration     Underlying Face    Unrealized
   Contracts Purchased           Date        Amount at Value   Gain (Loss)

   1,078  U.S. Treasury     December 2008
          2-Year Notes                         $230,085,625     $1,328,232
                                              =============    ===========

                                             Underlying Face    Unrealized
     Contracts Sold        Expiration Date   Amount at Value   Gain (Loss)

     525  U.S. Long Bond    December 2008      $61,515,234       $288,662
                                              =============    ===========

Swap Agreements

                                                                       Unrealized
Notional                                                  Expiration      Gain
Amount         Description of Agreement                      Date        (Loss)

CREDIT DEFAULT

    $ 550,000  Pay quarterly a fixed rate equal to        March 2013     $ (8,004)
               0.70% multiplied by the notional amount
               and receive from Barclays Bank plc upon
               each default event of Rohm & Haas Co.,
               par value of the proportional notional
               amount of Rohm & Haas Co., 7.85%,
               7/15/29.

    2,850,000  Pay quarterly a fixed rate equal to         June 2013       (1,943)
               0.60% multiplied by the notional amount
               and receive from Deutsche Bank AG upon
               each default event of Marsh & McLennan
               Cos., Inc., par value of the
               proportional notional amount of Marsh &
               McLennan Cos., Inc., 5.375%, 7/15/14.

------
22

Diversified Bond

                                                                       Unrealized
Notional                                                  Expiration      Gain
Amount          Description of Agreement                     Date        (Loss)

    $3,500,000  Pay quarterly a fixed rate equal to        June 2013      $ 42,756
                1.28% multiplied by the notional amount
                and receive from Barclays Bank plc upon
                each default event of Staples, Inc.,
                par value of the proportional notional
                amount of Staples, Inc., 7.375%,
                10/1/12.

     7,600,000  Pay quarterly a fixed rate equal to       March 2017       208,153
                0.12% multiplied by the notional amount
                and receive from Barclays Bank plc upon
                each default event of Pfizer, Inc., par
                value of the proportional notional
                amount of Pfizer, Inc., 4.65%, 3/1/18.

     3,010,000  Pay quarterly a fixed rate equal to        September       279,269
                0.64% multiplied by the notional amount      2017
                and receive from Deutsche Bank AG upon
                each default event of JPMorgan Chase &
                Co., par value of the proportional
                notional amount of JPMorgan Chase &
                Co., 6.75%, 2/1/11.
                                                                         ---------
                                                                          $520,231
                                                                         =========

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

Equivalent = Security whose principal payments are secured by U.S. Treasuries

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

MBIA = MBIA Insurance Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $393,988,000.

(3) Forward commitment.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at September 30, 2008 was $41,557,723, which represented 4.8% of total net assets.

(5) Security, or a portion thereof, was on loan as of September 30, 2008.

(6) Escrowed to maturity in U.S. government securities or state and local government securities.

(7) The rate indicated is the yield to maturity at purchase.

(8) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
23

High-Yield

SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount                                                             Value

Corporate Bonds -- 88.8%

AEROSPACE & DEFENSE -- 1.2%
      $ 400,000  DRS Technologies, Inc., 7.625%, 2/1/18(1)               $ 420,000
        350,000  L-3 Communications Corp., 6.125%, 7/15/13(1)              327,250
        250,000  L-3 Communications Corp., 6.375%, 10/15/15(1)             231,250
                                                                       -----------
                                                                           978,500
                                                                       -----------
AUTO COMPONENTS -- 0.5%
        500,000  Tenneco, Inc., 8.125%, 11/15/15(1)                        430,000
                                                                       -----------
AUTOMOBILES -- 0.9%
        500,000  Ford Motor Co., 7.45%, 7/16/31(1)                         217,500
      1,300,000  General Motors Corp., 8.375%, 7/15/33(1)(2)               526,500
                                                                       -----------
                                                                           744,000
                                                                       -----------
BUILDING PRODUCTS -- 0.7%
        650,000  Nortek, Inc., 10.00%, 12/1/13(1)(2)(3)                    575,250
                                                                       -----------
CHEMICALS -- 1.2%
        750,000  Ineos Group Holdings plc, 8.50%, 2/15/16(1)(3)            408,750
        750,000  Momentive Performance Materials, Inc., 9.75%,
                 12/1/14(1)                                                596,250
                                                                       -----------
                                                                         1,005,000
                                                                       -----------
COMMERCIAL BANKS -- 0.4%
        500,000  KeyCorp, 6.50%, 5/14/13(1)                                360,262
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 3.8%
        750,000  Allied Waste North America, Inc., 6.375%,
                 4/15/11(1)                                                731,250
        750,000  Allied Waste North America, Inc., 7.875%,
                 4/15/13(1)                                                748,125
        750,000  ARAMARK Corp., 8.50%, 2/1/15(1)(2)                        708,750
        500,000  Cenveo Corp., 7.875%, 12/1/13(1)                          387,500
        700,000  Corrections Corp of America, 6.25%, 3/15/13(1)            658,000
                                                                       -----------
                                                                         3,233,625
                                                                       -----------
COMMUNICATIONS EQUIPMENT -- 0.7%
        675,000  Nordic Telephone Co. Holdings ApS, 8.875%,
                 5/1/16(1)(3)                                              617,625
                                                                       -----------
CONSUMER FINANCE -- 3.2%
      1,600,000  Ford Motor Credit Co. LLC, 7.375%, 10/28/09(1)(2)       1,286,656

Principal Amount                                                             Value

    $ 1,100,000  Ford Motor Credit Co. LLC, 7.25%, 10/25/11(1)           $ 700,664
      1,000,000  GMAC LLC, 6.875%, 9/15/11(1)(2)                           446,872
        750,000  GMAC LLC, 6.75%, 12/1/14(1)                               288,154
                                                                       -----------
                                                                         2,722,346
                                                                       -----------
CONTAINERS & PACKAGING -- 3.4%
        500,000  Ball Corp., 6.875%, 12/15/12(1)                           501,875
        250,000  Ball Corp., 6.625%, 3/15/18(1)                            233,125
        250,000  Graham Packaging Co., Inc., 8.50%, 10/15/12(1)            232,500
      1,000,000  Graham Packaging Co., Inc., 9.875%, 10/15/14(1)           875,000
        750,000  Rock-Tenn Co., 9.25%, 3/15/16(1)(3)                       765,000
        400,000  Smurfit-Stone Container Enterprises, Inc., 8.00%,
                 3/15/17(1)                                                314,000
                                                                       -----------
                                                                         2,921,500
                                                                       -----------
DIVERSIFIED -- 4.2%
      4,000,000  Dow Jones CDX N.A. High Yield Secured Note, Series
                 10-T, 8.875%, 6/29/13(1)(3)                             3,600,000
                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.8%
        325,000  Citizens Communications Co., 6.25%, 1/15/13(1)            305,906
        500,000  Embarq Corp., 7.08%, 6/1/16(1)                            405,560
        700,000  Intelsat Jackson Holdings Ltd., 8.875%,
                 1/15/15(1)(3)                                             644,000
        525,000  Level 3 Financing, Inc., 9.25%, 11/1/14(1)                399,000
      1,000,000  MetroPCS Wireless, Inc., 9.25%, 11/1/14(1)(2)             940,000
        550,000  Qwest Corp., 7.875%, 9/1/11(1)                            530,750
        750,000  Qwest Corp., 7.50%, 10/1/14(1)                            652,500
        750,000  Sprint Capital Corp., 8.375%, 3/15/12(1)                  675,485
        500,000  Sprint Capital Corp., 6.90%, 5/1/19(1)                    388,166
                                                                       -----------
                                                                         4,941,367
                                                                       -----------
ELECTRIC UTILITIES -- 2.0%
        800,000  Edison Mission Energy, 7.00%, 5/15/17(1)                  724,000
      1,100,000  Energy Future Holdings Corp., 10.875%,
                 11/1/17(1)(3)                                             998,250
                                                                       -----------
                                                                         1,722,250
                                                                       -----------
ELECTRICAL EQUIPMENT -- 0.9%
        750,000  Baldor Electric Co., 8.625%, 2/15/17(1)                   720,000
                                                                       -----------

------
24

High-Yield

Principal Amount                                                             Value

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.1%
    $ 1,500,000  Celestica, Inc., 7.625%, 7/1/13(1)                    $ 1,372,500
        500,000  Flextronics International Ltd., 6.50%, 5/15/13(1)         446,250
                                                                       -----------
                                                                         1,818,750
                                                                       -----------
FOOD & STAPLES RETAILING -- 2.2%
        500,000  Ingles Markets, Inc., 8.875%, 12/1/11(1)                  503,750
        750,000  Rite Aid Corp., 7.50%, 3/1/17(1)                          573,750
        550,000  SUPERVALU, Inc., 7.50%, 11/15/14(1)                       536,250
        250,000  Susser Holdings LLC, 10.625%, 12/15/13(1)                 246,875
                                                                       -----------
                                                                         1,860,625
                                                                       -----------
FOOD PRODUCTS -- 0.7%
        750,000  Smithfield Foods, Inc., 7.75%, 7/1/17(1)                  592,500
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.2%
        650,000  Bausch & Lomb, Inc., 9.875%, 11/1/15(1)(3)                619,125
        600,000  Biomet, Inc, 10.00%, 10/15/17(1)                          615,000
        600,000  Biomet, Inc, 11.625%, 10/15/17(1)                         606,000
                                                                       -----------
                                                                         1,840,125
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.8%
      1,400,000  Community Health Systems, Inc., 8.875%, 7/15/15(1)      1,337,000
        750,000  HCA, Inc., 6.50%, 2/15/16(1)                              598,125
      1,250,000  HCA, Inc., 9.25%, 11/15/16(1)(2)                        1,218,750
        250,000  Omnicare, Inc., 6.875%, 12/15/15(1)                       223,750
        750,000  Sun Healthcare Group, Inc., 9.125%, 4/15/15(1)            720,000
                                                                       -----------
                                                                         4,097,625
                                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 4.7%
         34,000  Mandalay Resort Group, 9.375%, 2/15/10(1)                  31,450
      1,000,000  MGM Mirage, 8.50%, 9/15/10(1)                             925,000
        300,000  MGM Mirage, 6.75%, 9/1/12(1)                              236,250
        500,000  Pinnacle Entertainment, Inc., 8.25%, 3/15/12(1)(2)        485,625
        750,000  Pinnacle Entertainment, Inc., 7.50%, 6/15/15(1)           558,750
        300,000  Royal Caribbean Cruises Ltd., 6.875%, 12/1/13(1)          252,000
        575,000  Six Flags Operations, Inc., 12.25%,
                 7/15/16(1)(2)(3)                                          529,000

Principal Amount                                                             Value

      $ 500,000  Station Casinos, Inc., 6.875%, 3/1/16(1)(2)             $ 142,500
        750,000  Station Casinos, Inc., 7.75%, 8/15/16(1)(2)               410,625
        500,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
                 6.625%, 12/1/14(1)                                        428,750
                                                                       -----------
                                                                         3,999,950
                                                                       -----------
HOUSEHOLD DURABLES -- 2.6%
        500,000  KB Home, 6.375%, 8/15/11(1)                               455,000
        500,000  Meritage Homes Corp., 7.00%, 5/1/14(1)                    387,500
        800,000  Pulte Homes, Inc., 7.875%, 8/1/11(1)                      768,000
        750,000  Sealy Mattress Co., 8.25%, 6/15/14(1)                     592,500
                                                                       -----------
                                                                         2,203,000
                                                                       -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 2.8%
        409,000  AES Corp. (The), 8.75%, 5/15/13(1)(3)                     413,090
        750,000  AES Corp. (The), 8.00%, 10/15/17(1)(2)                    680,625
        750,000  NRG Energy, Inc., 7.375%, 2/1/16(1)                       676,875
        750,000  Reliant Energy, Inc., 7.625%, 6/15/14(1)                  566,250
                                                                       -----------
                                                                         2,336,840
                                                                       -----------
INSURANCE -- 0.7%
        675,000  Fairfax Financial Holdings Ltd., 7.75%, 6/15/17(1)        617,625
                                                                       -----------
IT SERVICES -- 0.8%
        450,000  SunGard Data Systems, Inc., 9.125%, 8/15/13(1)            407,250
        350,000  SunGard Data Systems, Inc., 10.25%, 8/15/15(1)            305,375
                                                                       -----------
                                                                           712,625
                                                                       -----------
MACHINERY -- 1.9%
        500,000  RBS Global, Inc./Rexnord LLC, 9.50%, 8/1/14(1)            472,500
        600,000  Rental Service Corp., 9.50%, 12/1/14(1)(2)                457,500
        650,000  SPX Corp., 7.625%, 12/15/14(1)(3)                         650,812
                                                                       -----------
                                                                         1,580,812
                                                                       -----------
MEDIA -- 10.6%
        700,000  Cablevision Systems Corp., 8.00%, 4/15/12(1)              661,500
        350,000  Cadmus Communications Corp., 8.375%, 6/15/14(1)           262,500
      1,298,000  CCH I, LLC/CCH I Capital Corp., 11.00%,
                 10/1/15(1)(2)                                             863,170

------
25

High-Yield

Principal Amount                                                             Value

    $ 1,000,000  Cinemark, Inc., 0.00%, 3/15/14(1)(4)                    $ 966,250
        500,000  CSC Holdings, Inc., 8.125%, 8/15/09(1)                    496,250
        250,000  CSC Holdings, Inc., 6.75%, 4/15/12(1)                     230,312
        500,000  Dex Media, Inc., 8.00%, 11/15/13(1)                       232,500
        500,000  DIRECTV Holdings LLC/DIRECTV Financing Co.,
                 8.375%, 3/15/13(1)                                        496,250
        500,000  EchoStar DBS Corp., 6.375%, 10/1/11(1)                    461,250
      1,000,000  EchoStar DBS Corp., 7.00%, 10/1/13(1)(2)                  867,500
        250,000  Harland Clarke Holdings Corp., VRN, 7.55%,
                 11/15/08, resets quarterly off the 3-month LIBOR
                 plus 4.75% with no caps(1)                                163,750
        750,000  Harland Clarke Holdings Corp., 9.50%, 5/15/15(1)          536,250
        350,000  Idearc, Inc., 8.00%, 11/15/16(1)                           97,125
        500,000  Mediacom LLC/Mediacom Capital Corp., 9.50%,
                 1/15/13(1)                                                450,000
        599,000  R.H. Donnelley, Inc., 11.75%, 5/15/15(1)(3)               368,385
        750,000  Shaw Communications, Inc., 8.25%, 4/11/10(1)              750,000
        555,000  Valassis Communications, Inc., 8.25%, 3/1/15(1)           385,725
        750,000  Videotron Ltee, 9.125%, 4/15/18(1)(3)                     761,250
                                                                       -----------
                                                                         9,049,967
                                                                       -----------
METALS & MINING -- 2.3%
        300,000  Freeport-McMoRan Copper & Gold, Inc., 8.25%,
                 4/1/15(1)                                                 295,114
        950,000  Freeport-McMoRan Copper & Gold, Inc., 8.375%,
                 4/1/17(1)                                                 937,147
        775,000  Tube City IMS Corp., 9.75%, 2/1/15(1)                     693,625
                                                                       -----------
                                                                         1,925,886
                                                                       -----------
MULTI-UTILITIES -- 0.6%
        500,000  CMS Energy Corp., 7.75%, 8/1/10(1)                        518,742
                                                                       -----------
MULTILINE RETAIL -- 0.2%
        500,000  Bon-Ton Department Stores, Inc. (The), 10.25%,
                 3/15/14(1)(2)                                             152,500
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 9.1%
        500,000  Chesapeake Energy Corp., 7.625%, 7/15/13(1)               480,000
        600,000  Chesapeake Energy Corp., 7.50%, 6/15/14(1)                577,500

Principal Amount                                                             Value

      $ 750,000  Cimarex Energy Co., 7.125%, 5/1/17(1)                   $ 693,750
        650,000  Forest Oil Corp., 7.75%, 5/1/14(1)                        617,500
        750,000  Massey Energy Co., 6.875%, 12/15/13(1)                    682,500
        800,000  OPTI Canada, Inc., 7.875%, 12/15/14(1)                    712,000
        520,000  Pacific Energy Partners LP/Pacific Energy Finance
                 Corp., 7.125%, 6/15/14(1)                                 511,624
        500,000  Peabody Energy Corp., 7.375%, 11/1/16(1)(2)               482,500
        800,000  Petrohawk Energy Corp., 7.875%, 6/1/15(1)(3)              700,000
        500,000  Range Resources Corp., 7.375%, 7/15/13(1)                 485,000
        750,000  Sabine Pass LNG LP, 7.50%, 11/30/16(1)                    588,750
        700,000  Southwestern Energy Co., 7.50%, 2/1/18(1)(3)              682,500
        500,000  Williams Cos., Inc. (The), 8.125%, 3/15/12(1)             505,490
                                                                       -----------
                                                                         7,719,114
                                                                       -----------
PAPER & FOREST PRODUCTS -- 1.8%
        149,000  Boise Cascade LLC, 7.125%, 10/15/14(1)                    102,810
        500,000  Georgia-Pacific LLC, 7.70%, 6/15/15(1)                    460,000
        150,000  Georgia-Pacific LLC, 7.125%, 1/15/17(1)(3)                134,625
        521,000  Jefferson Smurfit Corp., 8.25%, 10/1/12(1)                437,640
        500,000  Verso Paper Holdings LLC/Verso Paper, Inc.,
                 9.125%, 8/1/14(1)                                         432,500
                                                                       -----------
                                                                         1,567,575
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.7%
        400,000  Host Hotels & Resorts LP, 7.00%, 8/15/12(1)               359,000
        250,000  Host Hotels & Resorts LP, 6.75%, 6/1/16(1)                205,625
                                                                       -----------
                                                                           564,625
                                                                       -----------
ROAD & RAIL -- 1.1%
        550,000  Hertz Corp. (The), 8.875%, 1/1/14(1)                      477,125
        500,000  Hertz Corp. (The), 10.50%, 1/1/16(1)(2)                   420,000
                                                                       -----------
                                                                           897,125
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.7%
        750,000  Amkor Technology, Inc., 9.25%, 6/1/16(1)                  633,750
                                                                       -----------

------
26

High-Yield

Principal Amount                                                             Value

SPECIALTY RETAIL -- 2.7%
      $ 250,000  Asbury Automotive Group, Inc., 8.00%, 3/15/14(1)        $ 176,875
        650,000  Asbury Automotive Group, Inc., 7.625%, 3/15/17(1)         419,250
        600,000  Couche-Tard US LP/Couche-Tard Finance Corp.,
                 7.50%, 12/15/13(1)                                        555,000
        650,000  GSC Holdings Corp., 8.00%, 10/1/12(1)                     656,500
        425,000  Michaels Stores, Inc., 10.00%, 11/1/14(1)(2)              269,875
        350,000  Toys "R" Us, Inc., 7.375%, 10/15/18(1)                    229,250
                                                                       -----------
                                                                         2,306,750
                                                                       -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.7%
        850,000  Hanesbrands, Inc., VRN, 6.51%, 12/15/08, resets
                 semiannually off the 6-month LIBOR plus 3.375%
                 with no caps(1)                                           709,750
        875,000  Perry Ellis International, Inc., 8.875%, 9/15/13(1)       774,375
                                                                       -----------
                                                                         1,484,125
                                                                       -----------
TRADING COMPANIES & DISTRIBUTORS -- 1.3%
        675,000  Ashtead Capital, Inc., 9.00%, 8/15/16(1)(3)               583,875
                 United Rentals North America, Inc., 6.50%,
        400,000  2/15/12(1)                                                336,000
                 United Rentals North America, Inc., 7.75%,
        271,000  11/15/13(1)(2)                                            206,637
                                                                       -----------
                                                                         1,126,512
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 1.6%
        600,000  Alltel Corp., 7.00%, 7/1/12(1)                            589,500
        525,000  Cricket Communications, Inc., 9.375%, 11/1/14(1)          490,875
        300,000  Syniverse Technologies, Inc., 7.75%, 8/15/13(1)           279,000
                                                                       -----------
                                                                         1,359,375
                                                                       -----------
TOTAL CORPORATE BONDS
(Cost $87,859,109)                                                      75,538,248
                                                                       -----------

Principal Amount/Shares                                                      Value

Temporary Cash Investments -- 9.0%

   $ 3,380,000  FHLB Discount Notes, 0.10%, 10/1/08(5)                  $3,380,000
           673  JPMorgan U.S. Treasury Plus Money Market Fund(1)               673

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 3.00%,
7/15/12, valued at $4,363,080), in a joint trading account at
0.03%, dated 9/30/08, due 10/1/08 (Delivery value $4,288,004)(1)         4,288,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $7,668,673)                                                        7,668,673
                                                                       -----------

Temporary Cash Investments -- Securities Lending Collateral(6) -- 11.2%

     1,000,000  K2 (USA) LLC, VRN, 2.09%, 12/15/08, resets
                quarterly off the Federal Reserve Prime Loan Rate
                minus 2.91% with no caps(3)                                989,126
     1,000,000  Links Finance LLC, VRN, 2.10%, 10/9/08, resets
                quarterly off the Federal Reserve Prime Loan Rate
                minus 2.91% with no caps(3)                                985,909
     1,000,000  Merrill Lynch & Co., Inc., VRN, 2.17%, 12/29/08,
                resets quarterly off the Federal Reserve Prime Loan
                Rate minus 2.83% with no caps                              962,240
     1,000,000  Nationwide Building Society, VRN, 2.94%, 12/8/08,
                resets quarterly off the 3-month LIBOR plus 0.13%
                with no caps                                               993,854
     1,000,000  Tango Finance Corp., VRN, 2.09%, 12/29/08, resets quarterly off the Federal Reserve Prime Loan Rate
                minus 2.91% with no caps(3)                                991,051

Repurchase Agreement, Barclays Capital, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.00%, dated 9/30/08, due 10/1/08 (Delivery
value $1,000,056)                                                        1,000,000

------
27

High-Yield

Principal Amount                                                             Value

Repurchase Agreement, BNP Paribas Securities Corp., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.00%, dated 9/30/08, due 10/1/08 (Delivery
value $500,014)                                                          $ 500,000

Repurchase Agreement, Credit Suisse (USA) LLC, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.50%, dated 9/30/08, due 10/1/08 (Delivery
value $1,000,042)                                                          999,991

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.00%, dated 9/30/08, due
10/1/08 (Delivery value $1,000,056)                                      1,000,000

Principal Amount                                                             Value

Repurchase Agreement, UBS Securities LLC, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.75%, dated 9/30/08, due 10/1/08 (Delivery
value $1,075,007)                                                      $ 1,074,955
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $9,574,763)                                                        9,497,126
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 109.0%
(Cost $105,102,545)                                                     92,704,047
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (9.0)%                                 (7,645,023)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $85,059,024
                                                                       ===========

Swap Agreements
                                                                       Unrealized
Notional                                                  Expiration      Gain
Amount          Description of Agreement                     Date        (Loss)

CREDIT DEFAULT

    $3,400,000  Pay semiannually a fixed rate equal to     June 2012      $198,784
                1.25% multiplied by the notional amount
                and receive from Barclays Bank plc upon
                each default event of one of the issues
                of Dow Jones CDX Emerging Markets 7,
                par value of the proportional notional
                amount.

       500,000  Pay quarterly a fixed rate equal to        June 2013         6,108
                1.28% multiplied by the notional amount
                and receive from Barclays Bank plc upon
                each default event of Staples, Inc.,
                par value of the proportional notional
                amount of Staples, Inc., 7.375%,
                10/1/12.
                                                                        ----------
                                                                          $204,892
                                                                        ==========

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLB = Federal Home Loan Bank

GMAC = General Motors Acceptance Corporation

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

(1) Security, or a portion thereof, has been segregated for swap agreements.
At the period end, the aggregate value of securities pledged was $205,000.

(2) Security, or a portion thereof, was on loan as of September 30, 2008.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at September 30, 2008 was $16,017,623, which represented 18.8% of total net assets. None of these securities were considered illiquid.

(4) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective September
30, 2008.

(5) The rate indicated is the yield to maturity at purchase.

(6) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
28

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008 (UNAUDITED)
                                                       Diversified
                                                          Bond         High-Yield
ASSETS

Investment securities, at value (cost of
$1,017,874,379 and $95,527,782, respectively) --
including $33,105,727 and $9,200,535 of securities
on loan, respectively                                 $1,001,548,089   $83,206,921

Investments made with cash collateral received for
securities on loan, at value (cost of $32,370,907
and $9,574,763, respectively)                             31,971,488     9,497,126
                                                      --------------   -----------
Total investment securities, at value (cost of
$1,050,245,286 and $105,102,545, respectively)         1,033,519,577    92,704,047

Receivable for investments sold                           78,669,514            --

Receivable for capital shares sold                         4,793,911       163,873

Receivable for variation margin on futures
contracts                                                     80,719            --

Unrealized appreciation on swap agreements                   530,178       204,892

Interest receivable                                        6,901,996     2,094,937
                                                      --------------   -----------
                                                       1,124,495,895    95,167,749
                                                      --------------   -----------

LIABILITIES

Disbursements in excess of demand deposit cash                79,288            --

Payable for collateral received for securities on
loan                                                      32,370,907     9,574,763

Payable for investments purchased                        214,783,550            --

Payable for capital shares redeemed                        6,229,145       100,158

Accrued management fees                                      401,193        53,870

Distribution fees payable                                      7,861         1,722

Service fees (and distribution fees -- A Class and
R Class) payable                                              16,796         2,177

Dividends payable                                          1,478,139       376,035

Unrealized depreciation on swap agreements                     9,947            --
                                                      --------------   -----------
                                                         255,376,826    10,108,725
                                                      --------------   -----------

NET ASSETS                                             $ 869,119,069   $85,059,024
                                                      ==============   ===========

See Notes to Financial Statements.

------
29

SEPTEMBER 30, 2008 (UNAUDITED)
                                                      Diversified
                                                         Bond         High-Yield
NET ASSETS CONSIST OF:

Capital paid in                                        $877,501,903   $111,965,091

Accumulated net investment loss                           (208,202)          (593)

Accumulated undistributed net realized gain
(loss) on investment transactions                         6,411,076   (14,731,942)

Net unrealized depreciation on investments             (14,585,708)   (12,173,532)
                                                       ------------   ------------
                                                       $869,119,069   $ 85,059,024
                                                       ============   ============

INVESTOR CLASS

Net assets                                             $581,008,485    $49,080,194

Shares outstanding                                       57,700,579      9,037,929

Net asset value per share                                    $10.07          $5.43

INSTITUTIONAL CLASS

Net assets                                             $191,506,394    $25,998,610

Shares outstanding                                       19,018,673      4,787,531

Net asset value per share                                    $10.07          $5.43

A CLASS

Net assets                                              $81,201,788     $7,220,096

Shares outstanding                                        8,063,866      1,329,552

Net asset value per share                                    $10.07          $5.43

Maximum offering price (net asset value divided
by 0.955)                                                    $10.54          $5.69

B CLASS

Net assets                                               $1,468,013     $1,019,099

Shares outstanding                                          145,790        187,664

Net asset value per share                                    $10.07          $5.43

C CLASS

Net assets                                              $13,902,568     $1,715,068

Shares outstanding                                        1,380,553        315,826

Net asset value per share                                    $10.07          $5.43

R CLASS

Net assets                                                  $31,821        $25,957

Shares outstanding                                            3,160          4,780

Net asset value per share                                    $10.07          $5.43

See Notes to Financial Statements.

------
30

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)
                                                       Diversified
                                                          Bond          High-Yield
INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                $ 20,482,890      $ 3,752,893

Securities lending, net                                      197,536           29,573
                                                       -------------    -------------
                                                          20,680,426        3,782,466
                                                       -------------    -------------
EXPENSES:

Management fees                                            2,236,455          370,559

Distribution fees:

 B Class                                                       4,941            4,171

 C Class                                                      27,455            6,569

Service fees:

 B Class                                                       1,647            1,390

 C Class                                                       9,151            2,190

Distribution and service fees:

 A Class                                                      51,823           10,354

 R Class                                                          78               69

Trustees' fees and expenses                                   16,567            1,974

Other expenses                                                   783            1,119
                                                       -------------    -------------
                                                           2,348,900          398,395

Amount waived                                                     --         (32,250)
                                                       -------------    -------------
                                                           2,348,900          366,145
                                                       -------------    -------------

NET INVESTMENT INCOME (LOSS)                              18,331,526        3,416,321
                                                       -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                    (650,413)      (1,696,471)

Futures and swaps transactions                             1,273,524          146,127
                                                       -------------    -------------
                                                             623,111      (1,550,344)
                                                       -------------    -------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                             (28,306,816)      (6,497,102)

Futures and swaps                                             30,360         (71,892)
                                                       -------------    -------------
                                                        (28,276,456)      (6,568,994)
                                                       -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                 (27,653,345)      (8,119,338)
                                                       -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                        $ (9,321,819)     $(4,703,017)
                                                       =============    =============

See Notes to Financial Statements.

------
31

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED) AND YEAR ENDED MARCH 31, 2008
                             Diversified Bond                      High-Yield
Increase
(Decrease) in Net
Assets                Sept. 30, 2008   March 31, 2008    Sept. 30, 2008   March 31, 2008

OPERATIONS

Net investment
income (loss)            $ 18,331,526     $ 29,933,248       $ 3,416,321      $ 5,991,764

Net realized gain
(loss)                        623,111       16,816,301       (1,550,344)          213,279

Change in net
unrealized
appreciation
(depreciation)           (28,276,456)       12,146,098       (6,568,994)      (7,570,100)
                       --------------   --------------    --------------   --------------
Net increase
(decrease) in net
assets resulting
from operations           (9,321,819)       58,895,647       (4,703,017)      (1,365,057)
                       --------------   --------------    --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:

 Investor Class          (15,196,536)     (20,392,198)       (2,352,913)      (3,545,634)

 Institutional
 Class                    (5,475,335)      (8,622,452)       (1,185,428)      (1,529,504)

 A Class                  (1,041,105)        (417,664)         (349,661)        (388,007)

 A Class (old)
 (Note 10)                         --        (144,687)                --        (277,389)

 B Class                     (29,939)         (28,897)          (42,621)         (72,559)

 C Class                    (158,141)        (119,364)          (67,082)        (106,684)

 R Class                        (788)          (1,117)           (1,128)          (1,746)
                       --------------   --------------    --------------   --------------
Decrease in net
assets from
distributions            (21,901,844)     (29,726,379)       (3,998,833)      (5,921,523)
                       --------------   --------------    --------------   --------------

CAPITAL SHARE
TRANSACTIONS

Net increase
(decrease) in net
assets from
capital share
transactions              169,955,782     (97,521,587)         6,491,489        9,462,625
                       --------------   --------------    --------------   --------------

NET INCREASE
(DECREASE) IN NET
ASSETS                    138,732,119     (68,352,319)       (2,210,361)        2,176,045

NET ASSETS

Beginning of period       730,386,950      798,739,269        87,269,385       85,093,340
                       --------------   --------------    --------------   --------------
End of period            $869,119,069     $730,386,950       $85,059,024      $87,269,385
                       ==============   ==============    ==============   ==============

Accumulated
undistributed net
investment income
(loss)                     $(208,202)       $3,472,405            $(593)         $614,385
                       ==============   ==============    ==============   ==============

See Notes to Financial Statements.

------
32

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Diversified Bond Fund (Diversified Bond) and
High-Yield Fund (High-Yield) (the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940 Act. Diversified Bond's investment objective is to seek a high level of income by investing in non-money market debt securities. High-Yield's investment objective is to seek high current income by investing in high-yield corporate bonds and other debt securities. High-Yield invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yields. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly Advisor Class), the B Class, the C
Class and the R Class. The A Class may incur an initial sales charge. The A
Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
33

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

CREDIT-LINKED TRUST CERTIFICATES -- Credit-linked trust certificates are investments in a limited purpose trust formed under state law which invests in a basket of derivative instruments, such as credit default swaps.
Credit-linked trust certificates represent the right to receive periodic income payments and payment of principal at the end of the term of the certificate. The risks of investing in credit-linked trust certificates include the payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

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34

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board Interpretation No. 48, "Accounting for Income Taxes" during the current fiscal year. The funds are no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925%
to 0.4100% for Diversified Bond and from 0.5425% to 0.6600% for High-Yield.
The rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R
Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The investment advisor voluntarily agreed to waive 0.070% of its management fee for High-Yield for the six months ended September 30, 2008. The total amount of the waiver was $18,964, $9,375,
$2,899, $389, $613 and $10 for the Investor Class, Institutional Class, A
Class, B Class, C Class and R Class, respectively. The fee waiver may be revised or terminated at any time without notice.

------
35

The effective annual management fee for each class of each fund for the six months ended September 30, 2008, was as follows:

                                Investor, A, B, C & R   Institutional

Diversified Bond                        0.61%               0.41%

High-Yield (before waiver)              0.86%               0.66%

High-Yield (after waiver)               0.79%               0.59%

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust,
ACIS, and the trust's transfer agent, American Century Services, LLC. American
Century Asset Allocation Portfolios, Inc. (ACAAP) owns 44% and 62% of the shares of Diversified Bond and High-Yield, respectively. ACAAP does not invest in the funds for the purpose of exercising management or control.

Effective May 15, 2008, the funds are eligible to invest a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended September 30, 2008, were as follows:

                                                       Diversified
                                                          Bond         High-Yield
PURCHASES

U.S. Treasury & Government Agency Obligations           $935,357,275            --

Investment securities other than U.S. Treasury &
Government Agency Obligations                           $152,396,742   $20,514,855

PROCEEDS FROM SALES

U.S. Treasury & Government Agency Obligations           $797,170,831            --

Investment securities other than U.S. Treasury &
Government Agency Obligations                           $ 78,290,485   $11,602,625

------
36

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                              Six months ended                  Year ended
                             September 30, 2008               March 31, 2008
                           Shares          Amount         Shares          Amount
Diversified Bond

INVESTOR CLASS

Sold                       13,612,156    $139,295,260     18,106,408    $183,275,887

Issued in
reinvestment of
distributions                 391,734       3,998,925        510,470       5,172,682

Redeemed                  (5,469,881)    (56,026,291)    (8,793,263)    (89,411,203)
                         ------------   -------------   ------------   -------------
                            8,534,009      87,267,894      9,823,615      99,037,366
                         ------------   -------------   ------------   -------------
INSTITUTIONAL CLASS

Sold                        3,170,275      32,563,517     22,983,628     230,672,072

Issued in
reinvestment of
distributions                 534,685       5,460,857        729,783       7,399,365

Redeemed                  (2,440,172)    (24,921,066)   (44,851,813)   (448,429,707)
                         ------------   -------------   ------------   -------------
                            1,264,788      13,103,308   (21,138,402)   (210,358,270)
                         ------------   -------------   ------------   -------------
A CLASS

Sold                        6,368,843      65,096,876      1,307,233      13,563,416

Issued in connection
with
reclassification
(Note 10)                          --              --        847,474       8,460,890

Issued in
reinvestment of
distributions                  94,108         958,867         36,554         375,150

Redeemed                    (596,012)     (6,109,255)      (334,066)     (3,405,819)
                         ------------   -------------   ------------   -------------
                            5,866,939      59,946,488      1,857,195      18,993,637
                         ------------   -------------   ------------   -------------
A CLASS (OLD)

Sold                              N/A                        178,372       1,764,421

Issued in
reinvestment of
distributions                                                 10,124         100,181

Redeemed in
connection with
reclassification
(Note 10)                                                  (847,474)     (8,460,890)

Redeemed                                                   (100,169)       (991,431)
                                                        ------------   -------------
                                                           (759,147)     (7,587,719)
                                                        ------------   -------------
B CLASS

Sold                           48,106         494,436         38,315         396,821

Issued in
reinvestment of
distributions                   2,025          20,679          2,170          22,010

Redeemed                      (9,761)        (99,481)       (15,462)       (156,358)
                         ------------   -------------   ------------   -------------
                               40,370         415,634         25,023         262,473
                         ------------   -------------   ------------   -------------
C CLASS

Sold                          959,499       9,811,578        273,481       2,788,572

Issued in
reinvestment of
distributions                  10,180         103,852          8,373          85,075

Redeemed                     (67,823)       (694,958)       (74,300)       (746,217)
                         ------------   -------------   ------------   -------------
                              901,856       9,220,472        207,554       2,127,430
                         ------------   -------------   ------------   -------------
R CLASS

Sold                              117           1,198            713           7,424

Issued in
reinvestment of
distributions                      77             788            108           1,096

Redeemed                           --              --          (479)         (5,024)
                         ------------   -------------   ------------   -------------
                                  194           1,986            342           3,496
                         ------------   -------------   ------------   -------------
Net increase
(decrease)                 16,608,156    $169,955,782    (9,983,820)   $(97,521,587)
                         ============   =============   ============   =============

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37

                                Six months ended                  Year ended
                               September 30, 2008               March 31, 2008
                              Shares         Amount          Shares         Amount
High-Yield

INVESTOR CLASS

Sold                           2,071,804   $ 12,491,491       3,322,689   $ 20,785,681

Issued in reinvestment
of distributions                 137,088        805,815         192,227      1,195,047

Redeemed                     (1,775,377)   (10,518,758)     (2,893,149)   (17,926,486)
                            ------------   ------------    ------------   ------------
                                 433,515      2,778,548         621,767      4,054,242
                            ------------   ------------    ------------   ------------
INSTITUTIONAL CLASS

Sold                             880,214      5,228,159       1,883,900     11,736,790

Issued in reinvestment
of distributions                  13,484         79,188          17,900        111,143

Redeemed                       (258,917)    (1,504,325)       (554,708)    (3,426,895)
                            ------------   ------------    ------------   ------------
                                 634,781      3,803,022       1,347,092      8,421,038
                            ------------   ------------    ------------   ------------
A CLASS

Sold                             248,750      1,480,648         199,562      1,240,943

Issued in connection
with reclassification
(Note 10)                             --             --       1,531,917      9,523,342

Issued in reinvestment
of distributions                  51,451        302,533          55,413        340,937

Redeemed                       (356,526)    (2,080,563)       (539,964)    (3,321,710)
                            ------------   ------------    ------------   ------------
                                (56,325)      (297,382)       1,246,928      7,783,512
                            ------------   ------------    ------------   ------------
A CLASS (OLD)

Sold                                 N/A                        128,872        822,538

Issued in reinvestment
of distributions                                                 31,139        198,358

Redeemed in connection
with reclassification
(Note 10)                                                   (1,531,917)    (9,523,342)

Redeemed                                                      (312,246)    (1,982,035)
                                                           ------------   ------------
                                                            (1,684,152)   (10,484,481)
                                                           ------------   ------------
B CLASS

Sold                              12,528         73,411          36,829        230,313

Issued in reinvestment
of distributions                   4,638         26,980           7,180         44,606

Redeemed                        (16,888)       (98,746)        (66,192)      (415,106)
                            ------------   ------------    ------------   ------------
                                     278          1,645        (22,183)      (140,187)
                            ------------   ------------    ------------   ------------
C CLASS

Sold                              53,877        316,050          62,746        387,238

Issued in reinvestment
of distributions                   5,769         33,840           7,007         43,479

Redeemed                        (24,885)      (145,376)        (97,624)      (603,749)
                            ------------   ------------    ------------   ------------
                                  34,761        204,514        (27,871)      (173,032)
                            ------------   ------------    ------------   ------------
R CLASS

Sold                                  23            134             461          2,777

Issued in reinvestment
of distributions                     192          1,128             278          1,726

Redeemed                            (21)          (120)           (495)        (2,970)
                            ------------   ------------    ------------   ------------
                                     194          1,142             244          1,533
                            ------------   ------------    ------------   ------------
Net increase (decrease)        1,047,204    $ 6,491,489       1,481,825    $ 9,462,625
                            ============   ============    ============   ============

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38

5. SECURITIES LENDING

As of September 30, 2008, securities in Diversified Bond and High-Yield valued at $33,105,727 and $9,200,535, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by
ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments.
Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day.
The total market value of all collateral received, at this date, was
$33,577,656 and $9,497,126, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. FAIR VALUE MEASUREMENTS

The funds' securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as the funds' own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds' securities and other financial instruments as of September
30, 2008:

                                                                        Unrealized
                                                                        Gain (Loss)
                                                         Value of        on Other
                                                        Investment       Financial
Fund/Valuation Inputs                                   Securities     Instruments*

DIVERSIFIED BOND

Level 1 -- Quoted Prices                                     $176,449     $1,616,894
Level 2 -- Other Significant Observable Inputs          1,033,343,128        520,231
Level 3 -- Significant Unobservable Inputs                         --             --
                                                       --------------   ------------
                                                       $1,033,519,577     $2,137,125
                                                       ==============   ============

HIGH-YIELD

Level 1 -- Quoted Prices                                         $673             --
Level 2 -- Other Significant Observable Inputs             92,703,374       $204,892
Level 3 -- Significant Unobservable Inputs                         --             --
                                                       --------------   ------------
                                                          $92,704,047       $204,892
                                                       ==============   ============
*Includes futures contracts and swap agreements.

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39

7. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with Bank of America,
N.A. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended September 30, 2008.

8. RISK FACTORS

High-Yield invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

9. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. Reclassifications between income and realized gain relate primarily to the character of interest on swap agreements.

As of September 30, 2008, the components of investments for federal income tax purposes were as follows:

                                                    Diversified
                                                       Bond          High-Yield
Federal tax cost of investments                    $1,050,301,601     $105,102,545
                                                   ==============   ==============

Gross tax appreciation of investments                 $ 7,418,022        $ 138,460

Gross tax depreciation of investments                (24,200,046)     (12,536,958)
                                                   --------------   --------------
Net tax appreciation (depreciation) of
investments                                         $(16,782,024)    $(12,398,498)
                                                   ==============   ==============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2008, High-Yield had capital losses of $(12,803,330), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers for High-Yield expire as follows:

                   2009            2010       2011   2012   2013     2014

High-Yield     $(2,497,586)   $(10,290,680)    --     --     --    $(15,064)

High-Yield had capital loss deferrals of $(345,689), which represent net capital losses incurred in the five-month period ended March 31, 2008.
High-Yield has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

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40

10. CORPORATE EVENT

Effective September 4, 2007, the A Class (old) shares of Diversified Bond and
High-Yield were reclassified as Advisor Class shares of the same fund.
Subsequent to the reclassification, the Advisor Class was renamed A Class. The changes were approved by the Board of Trustees on December 8, 2006.

11. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

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41

FINANCIAL HIGHLIGHTS
Diversified Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                      2008(1)       2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period              $10.48     $10.02     $9.89     $10.10     $10.49     $10.47
                     --------   --------  --------   --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.24       0.46      0.45       0.41       0.33       0.36

 Net Realized
 and
 Unrealized
 Gain (Loss)           (0.37)       0.45      0.13     (0.21)     (0.27)       0.14
                     --------   --------  --------   --------   --------   --------
 Total From
 Investment
 Operations            (0.13)       0.91      0.58       0.20       0.06       0.50
                     --------   --------  --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                (0.28)     (0.45)    (0.45)     (0.41)     (0.34)     (0.37)

 From Net
 Realized
 Gains                     --         --        --         --     (0.11)     (0.11)
                     --------   --------  --------   --------   --------   --------
 Total
 Distributions         (0.28)     (0.45)    (0.45)     (0.41)     (0.45)     (0.48)
                     --------   --------  --------   --------   --------   --------
Net Asset
Value,
End of Period          $10.07     $10.48    $10.02      $9.89     $10.10     $10.49
                     ========   ========  ========   ========   ========   ========

TOTAL RETURN(3)       (1.21)%      9.38%     6.05%      1.97%      0.63%      4.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               0.62%(4)      0.62%     0.62%      0.62%      0.63%      0.64%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets           4.58%(4)      4.53%     4.58%      4.04%      3.25%      3.38%

Portfolio
Turnover Rate            114%       250%      323%       341%       386%       324%

Net Assets,
End of Period
(in
thousands)           $581,008   $515,184  $394,346   $225,187   $180,346   $177,791

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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42

Diversified Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                      2008(1)       2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period              $10.48     $10.02     $9.89     $10.10     $10.49     $10.47
                     --------   --------  --------   --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.25       0.48      0.47       0.43       0.35       0.38

 Net Realized
 and
 Unrealized
 Gain (Loss)           (0.37)       0.45      0.13     (0.21)     (0.27)       0.14
                     --------   --------  --------   --------   --------   --------
 Total From
 Investment
 Operations            (0.12)       0.93      0.60       0.22       0.08       0.52
                     --------   --------  --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                (0.29)     (0.47)    (0.47)     (0.43)     (0.36)     (0.39)

 From Net
 Realized
 Gains                     --         --        --         --     (0.11)     (0.11)
                     --------   --------  --------   --------   --------   --------
 Total
 Distributions         (0.29)     (0.47)    (0.47)     (0.43)     (0.47)     (0.50)
                     --------   --------  --------   --------   --------   --------
Net Asset
Value,
End of Period          $10.07     $10.48    $10.02      $9.89     $10.10     $10.49
                     ========   ========  ========   ========   ========   ========

TOTAL
RETURN(3)             (1.11)%      9.60%     6.26%      2.17%      0.83%      5.13%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               0.42%(4)      0.42%     0.42%      0.42%      0.43%      0.44%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets           4.78%(4)      4.73%     4.78%      4.24%      3.45%      3.58%

Portfolio
Turnover Rate            114%       250%      323%       341%       386%       324%

Net Assets,
End of Period
(in
thousands)           $191,506   $186,031  $389,829   $440,579   $336,207   $309,579

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
43

Diversified Bond

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                          2008(2)      2008      2007      2006       2005      2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $10.48    $10.02     $9.89    $10.10     $10.49    $10.47
                          -------   -------   -------   -------    -------   -------
Income From
Investment
Operations

 Net Investment
 Income (Loss)(3)            0.22      0.44      0.43      0.38       0.31      0.33

 Net Realized and
 Unrealized Gain
 (Loss)                    (0.36)      0.45      0.13    (0.21)     (0.28)      0.14
                          -------   -------   -------   -------    -------   -------
 Total From
 Investment
 Operations                (0.14)      0.89      0.56      0.17       0.03      0.47
                          -------   -------   -------   -------    -------   -------
Distributions

 From Net
 Investment Income         (0.27)    (0.43)    (0.43)    (0.38)     (0.31)    (0.34)

 From Net
 Realized Gains                --        --        --        --     (0.11)    (0.11)
                          -------   -------   -------   -------    -------   -------
 Total
 Distributions             (0.27)    (0.43)    (0.43)    (0.38)     (0.42)    (0.45)
                          -------   -------   -------   -------    -------   -------
Net Asset Value,
End of Period              $10.07    $10.48    $10.02     $9.89     $10.10    $10.49
                          =======   =======   =======   =======    =======   =======

TOTAL RETURN(4)           (1.32)%     9.11%     5.77%     1.72%      0.38%     4.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               0.87%(5)     0.87%     0.87%     0.87%      0.88%     0.89%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets               4.33%(5)     4.28%     4.33%     3.79%      3.00%     3.13%

Portfolio Turnover
Rate                         114%      250%      323%      341%       386%      324%

Net Assets,
End of Period
(in thousands)            $81,202   $23,020    $3,405    $5,642     $5,421    $7,107

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended September 30, 2008 (unaudited).

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
44

Diversified Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                             2008(1)       2008      2007      2006      2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period           $10.48     $10.02     $9.89    $10.10    $10.49     $10.47
                             -------    -------   -------   -------   -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)               0.18       0.36      0.35      0.31      0.23       0.26

 Net Realized and
 Unrealized Gain
 (Loss)                       (0.36)       0.45      0.13    (0.21)    (0.27)       0.14
                             -------    -------   -------   -------   -------    -------
 Total From
 Investment
 Operations                   (0.18)       0.81      0.48      0.10    (0.04)       0.40
                             -------    -------   -------   -------   -------    -------
Distributions

 From Net
 Investment Income            (0.23)     (0.35)    (0.35)    (0.31)    (0.24)     (0.27)

 From Net
 Realized Gains                   --         --        --        --    (0.11)     (0.11)
                             -------    -------   -------   -------   -------    -------
 Total Distributions          (0.23)     (0.35)    (0.35)    (0.31)    (0.35)     (0.38)
                             -------    -------   -------   -------   -------    -------
Net Asset Value,
End of Period                 $10.07     $10.48    $10.02     $9.89    $10.10     $10.49
                             =======    =======   =======   =======   =======    =======

TOTAL RETURN(3)              (1.70)%      8.30%     5.00%     0.96%   (0.37)%      3.87%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                  1.62%(4)      1.62%     1.62%     1.62%     1.63%      1.64%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                  3.58%(4)      3.53%     3.58%     3.04%     2.25%      2.38%

Portfolio
Turnover Rate                   114%       250%      323%      341%      386%       324%

Net Assets, End
of Period
(in thousands)                $1,468     $1,105      $806      $750      $753       $615

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
45

Diversified Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                           2008(1)      2008      2007       2006     2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period         $10.48    $10.02     $9.89     $10.10   $10.49     $10.47
                           -------   -------   -------    -------  -------    -------
Income From
Investment
Operations

 Net Investment
 Income (Loss)(2)             0.18      0.36      0.35       0.31     0.23       0.28

 Net Realized and
 Unrealized Gain
 (Loss)                     (0.36)      0.45      0.13     (0.21)   (0.27)       0.14
                           -------   -------   -------    -------  -------    -------
 Total From
 Investment
 Operations                 (0.18)      0.81      0.48       0.10   (0.04)       0.42
                           -------   -------   -------    -------  -------    -------
Distributions

 From Net
 Investment Income          (0.23)    (0.35)    (0.35)     (0.31)   (0.24)     (0.29)

 From Net
 Realized Gains                 --        --        --         --   (0.11)     (0.11)
                           -------   -------   -------    -------  -------    -------
 Total
 Distributions              (0.23)    (0.35)    (0.35)     (0.31)   (0.35)     (0.40)
                           -------   -------   -------    -------  -------    -------
Net Asset Value,
End of Period               $10.07    $10.48    $10.02      $9.89   $10.10     $10.49
                           =======   =======   =======    =======  =======    =======

TOTAL RETURN(3)            (1.70)%     8.30%     4.99%      0.96%  (0.37)%      4.07%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                1.62%(4)     1.62%     1.62%      1.62%    1.63%      1.47%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                3.58%(4)     3.53%     3.58%      3.04%    2.25%      2.55%

Portfolio
Turnover Rate                 114%      250%      323%       341%     386%       324%

Net Assets,
End of Period
(in thousands)             $13,903    $5,016    $2,718     $1,334   $1,418     $1,347

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
46

Diversified Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                          2008(1)        2008        2007    2006(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                        $10.48      $10.02       $9.89     $10.17
                                         --------    --------    --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)             0.21        0.41        0.40       0.25

 Net Realized and Unrealized
 Gain (Loss)                               (0.36)        0.45        0.13     (0.28)
                                         --------    --------    --------   --------
 Total From Investment Operations          (0.15)        0.86        0.53     (0.03)
                                         --------    --------    --------   --------
Distributions

 From Net Investment Income                (0.26)      (0.40)      (0.40)     (0.25)
                                         --------    --------    --------   --------
Net Asset Value, End of Period             $10.07      $10.48      $10.02      $9.89
                                         ========    ========    ========   ========

TOTAL RETURN(4)                           (1.45)%       8.84%       5.52%    (0.33)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                    1.12%(5)       1.12%       1.12%   1.12%(5)

Ratio of Net Investment
Income (Loss)
to Average Net Assets                    4.08%(5)       4.03%       4.08%   3.68%(5)

Portfolio Turnover Rate                      114%        250%        323%    341%(6)

Net Assets, End of Period
(in thousands)                                $32         $31         $26        $25

(1) Six months ended September 30, 2008 (unaudited).

(2) July 29, 2005 (commencement of sale) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

------
47

High-Yield

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2008(1)       2008       2007       2006        2005        2004
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period                $5.97      $6.48      $6.38      $6.42       $6.55       $6.13
                      --------   --------   --------   --------    --------    --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                0.22(2)       0.42       0.42       0.43        0.46        0.50

 Net Realized
 and
 Unrealized
 Gain (Loss)            (0.50)     (0.51)       0.10     (0.04)      (0.13)        0.42
                      --------   --------   --------   --------    --------    --------
 Total From
 Investment
 Operations             (0.28)     (0.09)       0.52       0.39        0.33        0.92
                      --------   --------   --------   --------    --------    --------
Distributions

 From Net
 Investment
 Income                 (0.26)     (0.42)     (0.42)     (0.43)      (0.46)      (0.50)
                      --------   --------   --------   --------    --------    --------
Net Asset
Value,
End of Period            $5.43      $5.97      $6.48      $6.38       $6.42       $6.55
                      ========   ========   ========   ========    ========    ========

TOTAL RETURN(3)        (5.00)%    (1.41)%      8.54%      6.29%       5.17%      15.53%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average
Net Assets         0.80%(4)(5)   0.80%(4)   0.79%(4)   0.81%(4)       0.88%       0.89%

Ratio of
Operating
Expenses
to Average
Net Assets
(Before
Expense
Waiver)               0.87%(5)      0.87%      0.87%      0.87%       0.88%       0.89%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets         7.39%(4)(5)   6.87%(4)   6.69%(4)   6.74%(4)       7.04%       7.82%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets
(Before
Expense
Waiver)               7.32%(5)      6.80%      6.61%      6.68%       7.04%       7.82%

Portfolio
Turnover Rate              15%        40%        45%        40%         64%         80%

Net Assets,
End of
Period (in
thousands)             $49,080    $51,375    $51,717    $42,650     $40,746     $54,074

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5) Annualized.

See Notes to Financial Statements.

------
48

High-Yield

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                2008(1)      2008       2007       2006    2005(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $5.97     $6.48      $6.38      $6.42      $6.43
                               --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                  0.23(3)      0.44       0.44       0.44       0.30

 Net Realized and
 Unrealized Gain
 (Loss)                          (0.51)    (0.51)       0.10     (0.04)     (0.01)
                               --------  --------   --------   --------   --------
 Total From
 Investment
 Operations                      (0.28)    (0.07)       0.54       0.40       0.29
                               --------  --------   --------   --------   --------
Distributions

 From Net
 Investment Income               (0.26)    (0.44)     (0.44)     (0.44)     (0.30)
                               --------  --------   --------   --------   --------
Net Asset Value,
End of Period                     $5.43     $5.97      $6.48      $6.38      $6.42
                               ========  ========   ========   ========   ========

TOTAL RETURN(4)                 (4.90)%   (1.21)%      8.76%      6.50%      4.53%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average Net Assets       0.60%(5)(6)  0.60%(5)   0.59%(5)   0.61%(5)   0.68%(6)

Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)                0.67%(6)     0.67%      0.67%      0.67%   0.68%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net Assets       7.59%(5)(6)  7.07%(5)   6.89%(5)   6.94%(5)   4.37%(6)

Ratio of Net
Investment Income
(Loss) to
Average Net Assets
(Before Expense
Waiver)                     7.52%(5)(6)     7.00%      6.81%      6.88%   4.37%(6)

Portfolio
Turnover Rate                       15%       40%        45%        40%     64%(7)

Net Assets, End of
Period (in thousands)           $25,999   $24,795    $18,177     $9,387     $3,021

(1) Six months ended September 30, 2008 (unaudited).

(2) August 2, 2004 (commencement of sale) through March 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2005.

See Notes to Financial Statements.

------
49

High-Yield

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2008(2)       2008       2007       2006        2005       2004
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period                $5.97      $6.48      $6.38      $6.42       $6.55      $6.13
                      --------   --------   --------   --------    --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                0.21(3)       0.41       0.41       0.42        0.44       0.49

 Net Realized
 and
 Unrealized
 Gain (Loss)            (0.50)     (0.51)       0.10     (0.04)      (0.13)       0.42
                      --------   --------   --------   --------    --------   --------
 Total From
 Investment
 Operations             (0.29)     (0.10)       0.51       0.38        0.31       0.91
                      --------   --------   --------   --------    --------   --------
Distributions

 From Net
 Investment
 Income                 (0.25)     (0.41)     (0.41)     (0.42)      (0.44)     (0.49)
                      --------   --------   --------   --------    --------   --------
Net Asset
Value,
End of Period            $5.43      $5.97      $6.48      $6.38       $6.42      $6.55
                      ========   ========   ========   ========    ========   ========

TOTAL
RETURN(4)              (5.12)%    (1.65)%      8.27%      6.02%       4.91%     15.35%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average
Net Assets         1.05%(5)(6)   1.05%(5)   1.04%(5)   1.06%(5)       1.13%   1.12%(7)

Ratio of
Operating
Expenses
to Average
Net Assets
(Before
Expense
Waiver)               1.12%(6)      1.12%      1.12%      1.12%       1.13%      1.14%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets         7.14%(5)(6)   6.62%(5)   6.44%(5)   6.49%(5)       6.79%   7.59%(7)

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets
(Before
Expense Waiver)       7.07%(6)      6.55%      6.36%      6.43%       6.79%      7.57%

Portfolio
Turnover Rate              15%        40%        45%        40%         64%        80%

Net Assets,
End of
Period (in
thousands)              $7,220     $8,275       $900       $407        $385       $242

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Six months ended September 30, 2008 (unaudited).

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6) Annualized.

(7) During the year ended March 31, 2004, the distributor voluntarily waived a portion of its distribution and service fees.

See Notes to Financial Statements.

------
50

High-Yield

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                        2008(1)      2008       2007       2006       2005         2004
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period                 $5.97     $6.48      $6.38      $6.42      $6.55        $6.13
                       --------  --------   --------   --------   --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                 0.19(2)      0.36       0.36       0.37       0.39         0.44

 Net Realized
 and
 Unrealized
 Gain (Loss)             (0.50)    (0.51)       0.10     (0.04)     (0.13)         0.42
                       --------  --------   --------   --------   --------     --------
 Total From
 Investment
 Operations              (0.31)    (0.15)       0.46       0.33       0.26         0.86
                       --------  --------   --------   --------   --------     --------

Distributions

 From Net
 Investment
 Income                  (0.23)    (0.36)     (0.36)     (0.37)     (0.39)       (0.44)
                       --------  --------   --------   --------   --------     --------
Net Asset
Value,
End of Period             $5.43     $5.97      $6.48      $6.38      $6.42        $6.55
                       ========  ========   ========   ========   ========     ========

TOTAL
RETURN(3)               (5.47)%   (2.39)%      7.47%      5.23%      4.13%       14.38%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average
Net Assets          1.80%(4)(5)  1.80%(4)   1.79%(4)   1.81%(4)      1.88%        1.89%

Ratio of
Operating
Expenses
to Average
Net Assets
(Before
Expense
Waiver)                1.87%(5)     1.87%      1.87%      1.87%      1.88%        1.89%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets          6.39%(4)(5)  5.87%(4)   5.69%(4)   5.74%(4)      6.04%        6.82%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets
(Before
Expense
Waiver)                6.32%(5)     5.80%      5.61%      5.68%      6.04%        6.82%

Portfolio
Turnover Rate               15%       40%        45%        40%        64%          80%

Net Assets,
End of Period
(in
thousands)               $1,019    $1,119     $1,358     $1,182     $1,105         $855

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5) Annualized.

See Notes to Financial Statements.

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51

High-Yield

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                        2008(1)       2008       2007       2006       2005        2004
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period                 $5.97      $6.48      $6.38      $6.42      $6.55       $6.13
                       --------   --------   --------   --------   --------    --------
Income From
Investment
Operations

 Net
 Investment
 Income (Loss)          0.19(2)       0.36       0.36       0.37       0.39        0.45

 Net Realized
 and
 Unrealized
 Gain (Loss)             (0.50)     (0.51)       0.10     (0.04)     (0.13)        0.42
                       --------   --------   --------   --------   --------    --------
 Total From
 Investment
 Operations              (0.31)     (0.15)       0.46       0.33       0.26        0.87
                       --------   --------   --------   --------   --------    --------
Distributions

 From Net
 Investment
 Income                  (0.23)     (0.36)     (0.36)     (0.37)     (0.39)      (0.45)
                       --------   --------   --------   --------   --------    --------
Net Asset
Value,
End of Period             $5.43      $5.97      $6.48      $6.38      $6.42       $6.55
                       ========   ========   ========   ========   ========    ========

TOTAL
RETURN(3)               (5.47)%    (2.39)%      7.46%      5.23%      4.13%      14.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average
Net Assets          1.80%(4)(5)   1.80%(4)   1.79%(4)   1.81%(4)      1.88%       1.72%

Ratio of
Operating
Expenses
to Average
Net Assets
(Before
Expense
Waiver)                1.87%(5)      1.87%      1.87%      1.87%      1.88%       1.72%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets          6.39%(4)(5)   5.87%(4)   5.69%(4)   5.74%(4)      6.04%       6.99%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets
(Before
Expense
Waiver)                6.32%(5)      5.80%      5.61%      5.68%      6.04%       6.99%

Portfolio
Turnover Rate               15%        40%        45%        40%        64%         80%

Net Assets,
End of Period
(in thousands)           $1,715     $1,678     $2,002     $1,823     $3,351      $3,590

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5) Annualized.

See Notes to Financial Statements.

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52

High-Yield

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                           2008(1)         2008        2007    2006(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                          $5.97        $6.48       $6.38      $6.51
                                          --------     --------    --------   --------
Income From Investment Operations

 Net Investment Income (Loss)              0.22(3)         0.39        0.39       0.27

 Net Realized and Unrealized
 Gain (Loss)                                (0.52)       (0.51)        0.10     (0.13)
                                          --------     --------    --------   --------
 Total From Investment Operations           (0.30)       (0.12)        0.49       0.14
                                          --------     --------    --------   --------
Distributions

 From Net Investment Income                 (0.24)       (0.39)      (0.39)     (0.27)
                                          --------     --------    --------   --------
Net Asset Value, End of Period               $5.43        $5.97       $6.48      $6.38
                                          ========     ========    ========   ========

TOTAL RETURN(4)                            (5.23)%      (1.90)%       8.00%      2.23%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets(5)                  1.30%(6)        1.30%       1.29%   1.27%(6)

Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver)                   1.37%(6)        1.37%       1.37%   1.37%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets(5)                  6.89%(6)        6.37%       6.19%   6.39%(6)

Ratio of Net Investment Income
(Loss) to Average
Net Assets (Before Expense Waiver)        6.82%(6)        6.30%       6.11%   6.29%(6)

Portfolio Turnover Rate                        15%          40%         45%     40%(7)

Net Assets, End of Period
(in thousands)                                 $26          $27         $28        $26

(1) Six months ended September 30, 2008 (unaudited).

(2) July 29, 2005 (commencement of sale) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level . Percentage indicated
was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

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53

APPROVAL OF MANAGEMENT AGREEMENTS
Diversified Bond and High-Yield

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning Diversified Bond and
High-Yield (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds;

* reports on the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

------
54

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal

------
55

of the advisory contract, the Directors, directly and through its Portfolio
Committee, reviews investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. Diversified Bond's performance for both the one- and three-year periods was above its benchmark. High-Yield's performance fell below the median of its peer group for both the one- and three-year periods during the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, and the expenses incurred by the advisor in providing various functions to the funds. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

------
56

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of Diversified Bond was in the lowest quartile of the total expense ratios of its peer group. The unified fee charged to shareholders of High-Yield was below the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

------
57

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between Diversified Bond and the advisor is fair and reasonable in light of the services provided and should be renewed.

The Directors negotiated a renewal of the one-year waiver by the advisor of a portion of the management fee of High-Yield that was in place last year. These changes were proposed by the Directors based on their review of the fund's percentile rank in its peer group universe and the fact that the Directors seek as a general rule to have total expense ratios of existing fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds. Although the adviser agreed to such a waiver in the past, the adviser argued this year that it was no longer appropriate. After discussions with the
Directors, the adviser agreed to continue the waiver for another year. Also as part of this negotiation, the adviser and the Directors concluded that it would be appropriate to discuss over the coming year the possibility of changes in the overall fee structure of the fund. The renewal of the fee waiver, effective August 1, 2008, will result in a lowering of the management fee of the fund by seven basis points. Following these negotiations with the advisor, the Directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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58

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
59

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)(SM) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

The MERRILL LYNCH US HIGH YIELD MASTER II CONSTRAINED INDEX tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic markets and limits any single issuer to no more than 2% of the index.

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60

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . .       1-800-345-2021 or
                                                             816-531-5575

INVESTORS USING ADVISORS . . . . . . . . . . . . . . .       1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT
PLANS . . . . . . . . . . . . . . . . . . .                  1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . .       1-800-634-4113

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0811
CL-SAN-61612N

[front cover]

SEMIANNUAL REPORT
SEPTEMBER 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

PREMIUM MONEY MARKET FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
September 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/ Jonathan Thomas
Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .   2

PREMIUM MONEY MARKET

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By David MacEwen, Chief Investment Officer, Fixed Income

UNPRECEDENTED EVENTS

The six months ended September 30, 2008, were characterized by unprecedented market turmoil, including the spectacular failure of major financial institutions and direct U.S. government intervention. In that environment, investors favored higher-quality securities, while credit-related risk aversion hurt lower-quality sectors of the market.

The Federal Reserve (the Fed) faced the dual challenges of keeping recession at bay and fending off inflation. Early in the period, the Fed favored anti-recessionary measures, cutting the federal funds target rate in April
2008. But as commodity prices reached record highs in June, the Fed seemed to focus on inflation, holding interest rates steady during the remainder of the reporting period. Inflation, as measured by the one-year change in the
Consumer Price Index, ended the period at 4.9%.

Despite the Fed's best efforts, economic prospects dimmed--credit markets seized up, housing and the consumer took further hits, and the unemployment rate broke above 6%. With the very health of the financial system at stake, the government seized several tottering financial giants and began work on a massive bank recapitalization program.

HIGH-QUALITY BONDS DID BEST

In this schizophrenic environment that pitted worry about inflation against worry about economic depression, fixed-income returns were disappointing, though we should point out that longer-term investment-grade bond returns are positive. For the six months, higher-quality bonds held up better than lower-rated debt--highly rated government agency mortgages and some Treasury bonds were the only segments of the taxable bond market to manage positive results. Meanwhile, corporate bonds tracked the equity markets, posting sharply negative returns (see accompanying table).

RATES HIGHER, CURVE LITTLE CHANGED

Sharp volatility and inflation concerns meant bond yields finished the six months higher. The yield on the two-year Treasury note went from 1.59% to
1.97%, while the 10-year Treasury yield rose from 3.41% to 3.83%. As a result, the shape of the yield curve (a graphic representation of bond yields at different maturities) was little changed--the difference in yield between two-
and 10-year Treasury securities inched up from 182 to 186 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2008*
TREASURY SECURITIES
3-Month Bill                                 0.99%
2-Year Note                                  0.91%
10-Year Note                                -1.26%
30-Year Bond                                 2.36%
CITIGROUP U.S. BOND MARKET INDICES
Mortgage (mortgage-backed)                   1.54%
Treasury                                     0.19%
Agency                                      -0.68%
Broad Investment-Grade (multi-sector)       -1.30%
Inflation-Linked Securities                 -3.86%
Credit (investment-grade corporate)         -7.41%
High-Yield Market (corporate)               -7.78%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Premium Money Market

Total Returns as of September 30, 2008

                                            Average Annual Returns

                    6                              10         Since     Inception
                    months(1)   1 year   5 years   years    Inception      Date

Investor Class        1.27%     3.41%   3.19%(2)   3.44%      3.91%       4/1/93

90-Day U.S.
Treasury Bill
Index(3)              0.80%     2.22%     3.01%    3.26%      3.80%         --

Lipper Money
Market Instrument
Funds Average
Return(3)             0.92%     2.78%     2.68%    2.98%       --           --

Fund's Lipper
Ranking among
Money Market
Instrument                      17 of              16 of
Funds(3)            17 of 337    336    19 of 293   196        --           --

Premium Money Market acquired all of the net assets of American Century
Premium Capital Reserve Fund and the American Century Premium Government
Reserve Fund on December 3, 2001, pursuant to a plan approved by the acquired funds' shareholders on November 16, 2001. Performance information prior to
December 3, 2001 is that of the American Century Premium Capital Reserve Fund.

(1) Total returns for periods less than one year are not annualized.

(2) Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fees.

(3) Data provided by Lipper Inc. - A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

------
3

PORTFOLIO COMMENTARY
Premium Money Market

Portfolio Managers: Lynn Paschen and Steven Permut

PERFORMANCE SUMMARY

Premium Money Market returned 1.27%* for the six months ended September 30,
2008, outperforming the 0.92% average return of the 337 funds in Lipper Inc.'s
Money Market Funds category. The portfolio's return ranked in the top 6% of the Lipper category, and its five- and 10-year returns ranked in the top 7%
and 9%, respectively, of the Lipper group (see the previous page).

CREDIT CRISIS TOOK CENTER STAGE

Battling the double whammy of a weak economy and rising inflation, the Federal
Reserve (the Fed) seemed to shift to a slight anti-inflation bias when, after steadily cutting rates between September 2007 and April 2008, it held the federal funds rate target steady at 2% at its June, August, and September policy meetings. But greater challenges were brewing, as the persistent credit crunch turned into a full-blown financial crisis.

Long-standing concerns about economic growth, inflation (which actually eased on a severe selloff in the commodities market late in the period), and the tumbling housing market took a back seat to fallout from the U.S. government's takeover of mortgage lender IndyMac and mortgage giants Fannie Mae and Freddie
Mac; Lehman Brothers' bankruptcy filing; the Fed's rescue plan for American
International Group (AIG); and other extraordinary events in the financial sector. Businesses and consumers faced stringent borrowing standards, banks stopped lending to each other, and a large institutional money market fund
"broke the buck." The stress culminated with a massive taxpayer-funded recapitalization plan for financial companies.

  Portfolio Composition by Credit Rating
             % of fund        % of fund
            investments      investments
               as of            as of
              9/30/08          3/31/08
A-1+            80%              77%
A-1             20%              23%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

        Portfolio Composition by Maturity
                         % of fund    % of fund
                        investments  investments
                           as of        as of
                          9/30/08      3/31/08
1 - 30 days                 55%          61%
31 - 90 days                33%          23%
91 - 180 days               11%          10%
More than 180 days          1%            6%

TREASURY LAUNCHED TEMPORARY MONEY MARKET GUARANTEE PROGRAM

Among its many efforts to address credit-market dislocations, the U.S.
Treasury initiated the Temporary Guarantee Program for Money Market Funds
(TGPMMF). The Treasury will guarantee the share price of any eligible money market fund that applies and pays a fee to participate. The program covers shareholder balances as of the close of business on September 19, 2008, and kicks in when the share price of a participating fund falls below $0.995 and the fund is liquidated. (For more information on TGPMMF, see paragraph at bottom of page 5.)

Although our money market portfolios did not own any securities issued by
Lehman Brothers, Washington Mutual, or AIG, all American Century Investments
money

*Total returns for periods less than one year are not annualized. Class returns would have been lower had management fees not been waived.

------
4

Premium Money Market

market funds are participating in the Treasury's program. The added level of safety provided by the TGPMMF should help promote stability of money market funds industry-wide and restore investor confidence in the financial system.
Management believes our participation in the program will help reassure fund shareholders their investments are safe and should reduce the risk of mass redemptions.

PORTFOLIO STRATEGY

Premium Money Market's seven-day current yield started the reporting period at
3.06%, and for the next five months it generally declined along with interest rates. At the end of August, the fund's yield was 2.37%. Then the turmoil of
September unleashed a barrage of pessimism. By the end of the month the fund's yield had climbed to 3.14%, reflecting the upward trend in LIBOR (London interbank offered rate), a widely used money market benchmark that was pushed higher by mounting stress in the global credit markets as banks and investors became reluctant to lend to one another.

For much of the reporting period we sought to extend the fund's weighted average maturity (WAM) to capture incrementally higher yields from longer-term money market securities. But as the credit crisis worsened, enhancing portfolio liquidity became paramount. We increased the purchase of overnight commercial paper, the majority of which reset according to changes in LIBOR, which gave the fund a yield advantage. We also held variable-rate corporate and municipal notes, which reset higher due to an onslaught of supply. The fund's WAM started the period at 44 days, reached a high of 59 days in early
August, and finished September at 42 days, reflecting our focus on floating-rate securities.

OUTLOOK

We expect the economy to face a more traditional, consumer-led recession as the credit bubble is excised and the deleveraging process works its way through the system. The unwinding/deleveraging process is healthy and necessary, but is rarely orderly. We think continued Fed action is likely as the economy slows and the unemployment rate rises.

      Yields and Weighted Average Maturity
                                    9/30/08
7-Day Current Yield(1)               3.14%
7-Day Effective Yield(1)             3.19%
                               9/30/08   3/31/08
Weighted Average Maturity      42 days   44 days

(1) The yields presented reflect the waiver of a portion of the fund's management fees. Without such waiver, the 7-day yields would have been lower.

ADDITIONAL INFORMATION ON THE TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET
FUNDS (TGPMMF)

The U.S. Treasury Temporary Guarantee Program for Money Market Funds provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on
September 19, 2008. Any additional shares purchased by an investor after the close of business on September 19, 2008, will not be guaranteed. If an investor closes his/her money market account, future investments in the fund will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The Program expires on December 18, 2008, unless extended by the United States Treasury.

------
5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     Expenses Paid
                                                        During
                      Beginning                        Period(1)      Annualized
                       Account     Ending Account      4/1/08 -         Expense
                    Value 4/1/08    Value 9/30/08       9/30/08        Ratio(1)
Actual (after
waiver)(2)             $1,000         $1,012.70          $2.27           0.45%
Actual (before
waiver)                $1,000       $1,012.70(3)         $2.37           0.47%
Hypothetical
(after waiver)(2)      $1,000         $1,022.81          $2.28           0.45%
Hypothetical
(before waiver)        $1,000         $1,022.71          $2.38           0.47%

(1) Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended September 30, 2008, the fund received a partial waiver of its management fee.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

------
7

SCHEDULE OF INVESTMENTS
Premium Money Market

Principal Amount                                                        Value

Commercial Paper(1) -- 44.3%
   $ 4,700,000  Allied Irish Banks N.A., 2.65%, 10/9/08(2)             $ 4,697,232
     8,000,000  Amsterdam Funding Corp., 2.72%, 10/17/08(2)              7,990,364
    10,000,000  Amsterdam Funding Corp., 3.00%, 1/5/09(2)                9,920,800
     4,200,000  Amsterdam Funding Corp., 3.04%, 1/29/09(2)               4,158,000
    12,000,000  Amsterdam Funding Corp., 3.11%, 2/18/09(2)              11,856,733
    17,000,000  Australia and New Zealand Banking Group Ltd.
                (New York), 2.87%, 12/5/08(2)                           16,912,828
    15,000,000  Australia and New Zealand Banking Group Ltd.
                (New York), 2.94%, 12/19/08(2)                          14,903,225
     6,500,000  Canadian Imperial Holdings, Inc., 2.89%, 11/26/08        6,470,779
     8,500,000  Canadian Imperial Holdings, Inc., 3.10%, 1/30/09         8,412,863
     5,000,000  Canadian Imperial Holdings, Inc., 3.12%, 2/2/09          4,947,128
    22,000,000  Charta LLC, 2.75%, 10/8/08(2)                           21,988,322
    13,000,000  Charta LLC, 2.77%, 10/14/08(2)                          12,987,090
     5,000,000  Citibank Credit Card Issuance Trust, 2.98%,
                11/5/08(2)                                               4,985,660
    10,000,000  Citibank Credit Card Issuance Trust, 2.85%,
                12/8/08(2)                                               9,946,356
    20,000,000  Citibank Credit Card Issuance Trust, 2.70%,
                12/10/08(2)                                             19,886,833
    15,000,000  CRC Funding LLC, 2.77%, 10/16/08(2)                     14,982,812
     1,200,000  CRC Funding LLC, 3.15%, 1/6/09(2)                        1,189,977
    19,000,000  CRC Funding LLC, 3.08%, 1/28/09(2)                      18,809,699
     1,000,000  Crown Point Capital Co. LLC, 2.92%, 10/6/08(2)             999,597
    14,000,000  Crown Point Capital Co. LLC, 2.77%, 11/4/08(2)          13,963,639
     6,800,000  Crown Point Capital Co. LLC, 2.76%, 11/14/08(2)          6,777,144
     8,600,000  Enterprise Funding Co. LLC, 2.75%, 10/24/08(2)           8,585,000
    20,000,000  Enterprise Funding Co. LLC, 2.76%, 11/10/08(2)          19,939,111
     5,700,000  Falcon Asset Securities Co. LLC, 2.79%,
                10/15/08(2)                                              5,693,860
    10,440,000  Govco LLC, 2.90%, 11/3/08(2)                            10,412,267
    14,600,000  Govco LLC, 3.09%, 12/8/08(2)                            14,515,888

Principal Amount                                                        Value

   $10,000,000  Govco LLC, 3.02%, 12/17/08(2)                          $ 9,935,406
    15,000,000  ING (U.S.) Funding LLC, 2.60%, 2/2/09                   14,846,550
     6,700,000  ING (U.S.) Funding LLC, 3.04%, 3/4/09                    6,614,160
    33,000,000  Jupiter Securitization Co. LLC, 5.50%, 10/1/08(2)       33,000,000
    10,000,000  Legacy Capital LLC, 3.82%, 10/7/08(2)                    9,995,167
    12,000,000  Legacy Capital LLC, 3.15%, 10/10/08(2)                  11,991,750
     5,500,000  Lexington Parker Capital, 2.76%, 10/6/08(2)              5,497,899
    15,000,000  Ranger Funding Co. LLC, 2.77%, 12/4/08(2)               14,926,667
    10,000,000  Reckitt Benckiser Treasury Services plc, 2.85%,
                11/14/08(2)                                              9,965,411
     6,700,000  Reckitt Benckiser Treasury Services plc, 2.85%,
                11/19/08(2)                                              6,674,192
    10,000,000  Toronto Dominion Holdings, 3.01%, 2/13/09(2)             9,889,000
    20,000,000  Tulip Funding Corp., 7.25%, 10/1/08(2)                  20,000,000
    12,700,000  Tulip Funding Corp., 2.80%, 10/23/08(2)                 12,678,424
    10,000,000  UnionBanCal Commercial Funding Corp., 2.77%,
                11/5/08                                                  9,973,264
    15,000,000  Westpac Banking Corp., 2.71%, 10/27/08(2)               14,970,858
    12,000,000  Windmill Funding Corp., 2.80%, 10/31/08(2)              11,972,200
    15,500,000  Windmill Funding Corp., 2.80%, 11/4/08(2)               15,459,304
                                                                    --------------
TOTAL COMMERCIAL PAPER                                                 494,323,459
                                                                    --------------
Corporate Bonds -- 19.7%
    10,000,000  American Honda Finance Corp., 3.85%, 11/6/08(2)         10,008,182
     2,620,000  ANZ National (Int'l) Ltd., VRN, 3.03%, 2/27/09(2)        2,619,894
    10,000,000  ANZ National (Int'l) Ltd., 3.03%, 3/16/09(2)            10,000,000
     3,500,000  Astin Redevelopment LP, VRN, 7.50%, 10/9/08              3,500,000
     5,000,000  Bank of Scotland plc (New York), VRN, 2.89%,
                10/9/08, resets quarterly off the 3-month LIBOR
                plus 0.10% with no caps                                  5,000,000
    15,000,000  Bank of Scotland plc (New York), VRN, 3.01%,
                11/6/08, resets quarterly off the 3-month LIBOR
                plus 0.21% with no caps                                 15,000,000

------
8

Premium Money Market

Principal Amount                                                        Value

   $ 2,965,000  Banque Paribas (New York), 6.88%, 3/1/09               $ 3,008,646
    25,000,000  Barclays Bank plc (New York), VRN, 2.78%,
                10/6/08, resets monthly off the 1-month LIBOR
                plus 0.29% with no caps                                 25,000,000
     5,000,000  Berkshire Hathaway Finance Corp., 3.375%,
                10/15/08                                                 5,001,840
     3,000,000  Castleton United Methodist Church, Inc., VRN,
                3.08%, 10/1/08 (LOC: U.S. Bank N.A.)                     3,000,000
    15,000,000  Dexia Credit Local (New York), VRN, 2.74%,
                10/20/08, resets quarterly off the 3-month LIBOR
                minus 0.04% with no caps                                14,993,943
     4,885,000  First Baptist Church of Opelika, VRN, 7.50%,
                10/10/08 (LOC: FHLB)                                     4,885,000
     5,700,000  General Electric Capital Corp., VRN, 2.86%,
                12/12/08, resets quarterly off the 3-month LIBOR
                plus 0.40% with no caps                                  5,696,572
     1,000,000  General Electric Capital Corp., 3.125%, 4/1/09             998,824
     2,070,000  Grace Community Church of Amarillo, VRN, 7.48%,
                10/2/08 (LOC: Wells Fargo Bank N.A.)                     2,070,000
     5,790,000  JBR, Inc., VRN, 4.45%, 10/8/08                           5,790,000
     2,500,000  JPMorgan Chase & Co., VRN, 3.25%, 12/22/08,
                resets quarterly off the 3-month LIBOR plus
                0.50% with no caps                                       2,500,192
     7,000,000  MetLife Insurance Co. of Connecticut, VRN,
                2.99%, 11/15/08, resets quarterly off the
                3-month LIBOR plus 0.18% with no caps(2)                 7,000,000
     1,670,000  Ness Family Partners LP, VRN, 5.00%, 10/15/08            1,670,000
     4,400,000  Pfizer, Inc., 3.30%, 3/2/09                              4,414,851
     8,000,000  Relay Relay LLC, VRN, 4.20%, 10/9/08                     8,000,000
    15,000,000  Royal Bank of Canada, VRN, 2.99%, 10/15/08,
                resets quarterly off the 3-month LIBOR plus
                0.02% with no caps                                      15,000,000
     5,000,000  Royal Bank of Canada, 3.875%, 5/4/09                     5,026,184

Principal Amount                                                        Value

   $10,000,000  Royal Bank of Canada (New York), VRN, 2.54%,
                10/14/08, resets monthly off the 1-month LIBOR
                plus 0.05% with no caps                               $ 10,000,000
     3,400,000  Royal Bank of Canada (New York), VRN, 3.73%,
                12/30/08, resets quarterly off the 3-month LIBOR
                minus 0.03% with no caps                                 3,394,883
     6,000,000  Rupert E. Phillips, VRN, 7.50%, 10/10/08 (LOC:
                FHLB)                                                    6,000,000
     7,500,000  Salvation Army, Series 2003 A, VRN, 4.05%,
                10/8/08 (LOC: Bank of New York)                          7,500,000
     2,000,000  Salvation Army, Series 2004 A, VRN, 3.92%,
                10/9/08 (LOC: Bank of New York)                          2,000,000
     1,540,000  St. Mary's Congregation, VRN, 3.58%, 10/9/08
                (LOC: M&I Marshall & Ilsley Bank)                        1,540,000
     9,000,000  Travelers Insurance Co. Group, VRN, 2.97%,
                11/1/08, resets quarterly off the 3-month LIBOR
                plus 0.06% with no caps(2)                               9,000,000
     5,232,000  Wells Fargo & Co., 3.125%, 4/1/09                        5,230,707
    15,000,000  Wells Fargo Bank N.A., VRN, 3.91%, 10/28/08,
                resets monthly off the 3-month LIBOR plus 0.15%
                with no caps                                            15,000,000
                                                                    --------------
TOTAL CORPORATE BONDS                                                  219,849,718
                                                                    --------------
Municipal Securities -- 15.3%

    14,000,000  Alachua County Health Facilities Auth. Rev.,
                Series 2002 A, (Shands Teaching Hospital), VRDN,
                5.50%, 10/1/08 (LOC: Suntrust Bank)                     14,000,000
     1,680,000  Alameda County Industrial Development Auth.
                Rev., Series 2005 B, (Ettore Products Co.),
                VRDN, 5.00%, 10/2/08 (LOC: Comerica Bank)                1,680,000
     5,100,000  Albany-Dougherty Inner City Auth. Economic
                Development Rev., (Albany Hilton Garden Inn and
                Conference Center), VRDN, 7.50%, 10/2/08 (LOC:
                SunTrust Bank)                                           5,100,000
     3,300,000  California Enterprise Development Auth. Rev.,
                Series 2008 B, (Sconza Candy), 8.00%, 10/1/08
                (LOC: Wells Fargo Bank N.A.)                             3,300,000

------
9

Premium Money Market

Principal Amount                                                        Value

   $ 1,160,000  California Infrastructure & Economic Development
                Bank Rev., Series 2000 B, (Metrotile
                Manufacturing), VRDN, 4.45%, 10/2/08 (LOC:
                Comerica Bank)                                         $ 1,160,000
     1,800,000  California Infrastructure & Economic Development
                Bank Rev., Series 2003 B, (Surtec, Inc.), VRDN,
                4.45%, 10/2/08 (LOC: Comerica Bank)                      1,800,000
     1,050,000  California Infrastructure & Economic Development
                Bank Rev., Series 2007 B, (Tobinworld), VRDN,
                4.45%, 10/2/08 (LOC: Comerica Bank)                      1,050,000
       600,000  California Infrastructure & Economic Development
                Bank Rev., Series 2008 B, (Hillview Mental),
                VRDN, 4.45%, 10/2/08 (LOC: Comerica Bank)                  600,000
    17,000,000  Catholic Health Initiatives, 2.90%, 11/5/08             17,000,000
     1,840,000  City of Houston Higher Education Finance Corp.
                Housing Rev., Series 2003 C, (Tierwester Oaks &
                Richfield Manor), VRDN, 2.58%, 10/1/08 (LOC:
                Bank of New York)                                        1,840,000
     1,325,000  City of Salinas Economic Development Rev.,
                Series 2007 B, (Monterey County Public
                Building), VRDN, 7.53%, 10/2/08 (LOC: Bank of
                New York)                                                1,325,000
     4,660,000  City of Salinas Rev., (Fairways Golf), VRDN,
                9.85%, 10/2/08 (LOC: Rabobank N.A.)                      4,660,000
       305,000  Colorado Housing & Finance Auth. Economic
                Development Rev., Series 2004 B, (Corey
                Building), VRDN, 4.42%, 10/2/08 (LOC: Wells
                Fargo Bank N.A.)                                           305,000
       385,000  Colorado Housing & Finance Auth. Economic
                Development Rev., Series 2004 B, (Taxable POPIEL
                Properties), VRDN, 4.42%, 10/2/08 (LOC: Guaranty
                Bank & Trust and Wells Fargo Bank N.A.)                    385,000
       875,000  Colorado Housing & Finance Auth. Economic
                Development Rev., Series 2005 B, (Closet
                Factory), VRDN, 4.42%, 10/2/08 (LOC: Colorado
                Business Bank and Bank of New York)                        875,000

Principal Amount                                                        Value

     $ 870,000  Colorado Housing & Finance Auth. Economic
                Development Rev., Series 2007 B, (Monaco LLC),
                VRDN, 4.42%, 10/2/08 (LOC: JPMorgan Chase Bank)           $870,000
       320,000  Crawford Education Facilities Corp. Rev., Series
                2004 B, (Refunding Taxable University Package),
                VRDN, 3.52%, 10/2/08 (LOC: BNP Paribas)                    320,000
     2,800,000  Fairfield Rev., Series 2005 A2, 9.85%, 10/2/08
                (LOC: Landesbank Hessen-Thuringen Girozentrale)          2,800,000
       400,000  Greenville Memorial Auditorium District COP,
                Series 1996 C, (BI-LO Center), VRDN, 8.25%,
                10/1/08 (LOC: Bank of America N.A.)                        400,000
     3,750,000  Griffin - Spalding County Development Auth.
                Rev., (Norcom Industrial Development), VRDN,
                9.00%, 10/2/08 (LOC: Bank of America N.A.)               3,750,000
    11,000,000  Hart Family Holdings LLC Rev. VRDN, 3.63%,
                10/2/08 (LOC: Community Bank & Trust and FHLB)          11,000,000
     3,000,000  Kentucky Housing Corp. Rev., Series 2008 B,
                VRDN, 10.25%, 10/7/08 (SBBPA: Lloyds TSB Bank
                plc)                                                     3,000,000
    12,500,000  Lower Colorado River Auth. Rev., Series 2008 A,
                2.75%, 12/3/08                                          12,500,000
    12,500,000  Mississippi Business Finance Corp. Rev., (Aurora
                Flight Sciences Corp.), VRDN, 7.50%, 10/7/08
                (LOC: Branch Banking & Trust)                           12,500,000
     9,505,000  Mississippi Business Finance Corp. Rev., Series
                2006 R1, (Brown Bottling Group, Inc.), VRDN,
                7.50%, 10/7/08 (LOC: Trustmark National Bank and
                FHLB)                                                    9,505,000
     7,065,000  Montebello COP, VRDN, 4.73%, 10/1/08 (LOC: Union
                Bank of California and California State
                Teacher's Retirement System)                             7,065,000
    13,630,000  Morgan Hill Redevelopment Agency Tax Allocation
                Rev., Series 2008 B, (Ojo de Agua Redevelopment
                Area), VRDN, 9.75%, 10/2/08 (LOC: Scotiabank)           13,630,000

------
10

Premium Money Market

Principal Amount                                                        Value

   $ 1,045,000  New Jersey Economic Development Auth. Rev.,
                Series 2006 B, (Accurate Box Co., Inc.), VRDN,
                6.75%, 10/2/08 (LOC: Sun Bank N.A. and Wells
                Fargo Bank N.A.)                                       $ 1,045,000
    10,000,000  New York GO, Series 2008 J13, VRDN, 6.00%,
                10/1/08 (SBBPA: Lloyds TSB Bank plc)                    10,000,000
     1,635,000  North Carolina Medical Care Commission Health
                Care Facilities Rev., Series 2007 B, VRDN,
                9.00%, 10/2/08 (LOC: RBS Citizens Bank N.A.)             1,635,000
     1,200,000  Ontario County Industrial Development Agency
                Rev., Series 2005 B, (Friends of the Finger
                Lakes Performing Arts Center, Inc. Civic
                Facility), VRDN, 3.00%, 10/1/08 (LOC: RBS
                Citizens Bank N.A.)                                      1,200,000
       315,000  Ontario County Industrial Development Agency
                Rev., Series 2006 B, (CHF - Finger Lakes, LLC
                Civic Facility), VRDN, 8.50%, 10/2/08 (LOC: RBS
                Citizens Bank N.A.)                                        315,000
       400,000  Pasadena COP, (Los Robles Avenue Parking
                Facilities), VRDN, 3.70%, 10/7/08 (LOC: Bank of
                New York and California State Teacher's
                Retirement System)                                         400,000
     3,330,000  Putnam Hospital Center Rev., VRDN, 2.70%,
                10/1/08 (LOC: JPMorgan Chase Bank)                       3,330,000
     2,500,000  Southeast Industrial Development Agency Rev.,
                (Powers Fasteners, Inc.), VRDN, 3.93%, 10/2/08
                (LOC: Bank of New York)                                  2,500,000
     2,290,000  Southeast Industrial Development Agency Rev.,
                (Powers Fasteners, Inc.), VRDN, 3.93%, 10/2/08
                (LOC: JPMorgan Chase Bank)                               2,290,000
     2,200,000  University of Delaware Rev., Series 2001 B,
                VRDN, 5.00%, 10/1/08 (SBBPA: Landesbank
                Hessen-Thuringen Giruzentrale)                           2,200,000
     9,000,000  Utah Telecommunication Open Infrastructure
                Agency Rev., 10.00%, 10/2/08 (LOC: Keybank N.A.)         9,000,000

Principal Amount                                                        Value

   $ 1,800,000  Washington Economic Development Finance Auth.
                Rev., Series 2006 G, (Wesmar Company, Inc.),
                VRDN, 4.42%, 10/2/08 (LOC: U.S. Bank N.A.)             $ 1,800,000
     2,610,000  Washington Economic Development Finance Auth.
                Rev., Series 2007 K, (Ocean Gold Seafoods,
                Inc.), VRDN, 4.42%, 10/2/08 (LOC: Wells Fargo
                Bank N.A.)                                               2,610,000
                                                                    --------------
TOTAL MUNICIPAL SECURITIES                                             170,745,000
                                                                    --------------
Certificates of Deposit -- 6.6%

    15,600,000  ABN Amro Bank NV, 3.03%, 10/24/08                       15,600,285
    10,000,000  Allied Irish Banks N.A., 3.04%, 10/24/08                10,000,691
    13,000,000  American Express Centurion Bank, 2.81%, 10/9/08         13,000,000
    20,000,000  Canadian Imperial Bank of Commerce (New York),
                2.93%, 12/1/08                                          20,000,000
    10,000,000  Royal Bank of Scotland plc (New York), 3.24%,
                12/12/08(2)                                             10,000,000
     4,600,000  Westpac Securities NZ Ltd., VRN, 2.88%,
                10/30/08(2)                                              4,599,591
                                                                    --------------
TOTAL CERTIFICATES OF DEPOSIT                                           73,200,567
                                                                    --------------
U.S. Government Agency Securities -- 3.5%

    15,000,000  FHLB, 2.75%, 2/20/09                                    15,000,000
    15,000,000  FHLB, VRN, 2.57%, 10/1/08                               15,000,000
     4,000,000  FHLB, 3.10%, 6/30/09                                     4,000,000
     5,000,000  FHLB, VRN, 2.82%, 12/10/08                               5,000,000
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                 39,000,000
                                                                    --------------
U.S. Treasury Securities -- 3.1%

    35,000,000  U.S. Treasury Bills, 0.34%, 10/30/08(1)                 34,990,293
                                                                    --------------

Shares

Temporary Cash Investments(3)
       287,102  JPMorgan U.S. Treasury Plus Money Market Fund              287,102
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 92.5%                                 1,032,396,139
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 7.5%                                    83,307,030
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,115,703,169
                                                                    ==============

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11

Premium Money Market

Notes to Schedule of Investments
COP = Certificates of Participation
FHLB = Federal Home Loan Bank
GO = General Obligation
LIBOR = London Interbank Offered Rate
LOC = Letter of Credit
resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

(1) The rate indicated is the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at September 30, 2008 was
$496,286,382 or 43.9% of total net assets, of which 1.4% were considered illiquid.

(3) Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

------
12

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008 (UNAUDITED)

ASSETS

Investment securities, at value (amortized cost and cost for
federal income tax purposes)                                        $1,032,396,139

Cash                                                                     1,834,220

Receivable for investments sold                                         93,423,947

Receivable for capital shares sold                                       7,268,889

Interest receivable                                                      2,730,932

Prepaid portfolio insurance                                                 70,481
                                                                    --------------
                                                                     1,137,724,608
                                                                     -------------

LIABILITIES

Payable for capital shares redeemed                                     21,036,405

Accrued management fees                                                    409,187

Dividends payable                                                          575,847
                                                                     -------------
                                                                        22,021,439
                                                                    --------------

NET ASSETS                                                          $1,115,703,169
                                                                    ==============

CAPITAL SHARES

Outstanding (unlimited number of shares authorized)                  1,115,896,028
                                                                    ==============

NET ASSET VALUE PER SHARE                                                    $1.00
                                                                    ==============

NET ASSETS CONSIST OF:

Capital paid in                                                     $1,115,891,220

Accumulated net realized loss on investment transactions                 (188,051)
                                                                    --------------

                                                                    $1,115,703,169
                                                                    ==============

See Notes to Financial Statements.

------
13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                               $17,520,869
                                                                       -----------

EXPENSES:

Management fees                                                          2,646,970

Trustees' fees and expenses                                                 25,600

Portfolio insurance and other expenses                                     105,624
                                                                       -----------
                                                                         2,778,194
                                                                       -----------

Amount waived                                                            (118,028)
                                                                       -----------
                                                                         2,660,166
                                                                       -----------

NET INVESTMENT INCOME (LOSS)                                            14,860,703
                                                                       -----------

NET REALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS                      (143,680)
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $14,717,023
                                                                       ===========

See Notes to Financial Statements.

------
14

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED) AND YEAR ENDED MARCH 31, 2008

Increase (Decrease) in Net Assets                  Sept. 30, 2008   March 31, 2008

OPERATIONS

Net investment income (loss)                         $ 14,860,703     $ 49,573,443

Net realized gain (loss)                                (143,680)         (39,565)
                                                    -------------    -------------

Net increase (decrease) in net assets resulting
from operations                                        14,717,023       49,533,878
                                                    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                           (14,860,703)     (49,573,443)
                                                    -------------    -------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                             433,153,897    1,198,681,958

Proceeds from reinvestment of distributions            11,450,308       38,354,931

Payments for shares redeemed                        (520,503,503)    (963,029,587)
                                                    -------------    -------------

Net increase (decrease) in net assets from
capital share transactions                           (75,899,298)      274,007,302
                                                    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS                (76,042,978)      273,967,737

NET ASSETS

Beginning of period                                 1,191,746,147      917,778,410
                                                   --------------   --------------

End of period                                      $1,115,703,169   $1,191,746,147
                                                   ==============   ==============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                  433,153,897    1,198,681,958

Issued in reinvestment of distributions                11,450,308       38,354,931

Redeemed                                            (520,503,503)    (963,029,587)
                                                   --------------   --------------

Net increase (decrease) in shares of the fund        (75,899,298)      274,007,302
                                                   --------------   --------------

See Notes to Financial Statements.

------
15

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Premium Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund's investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities are generally valued at amortized cost, which approximates current market value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of
Trustees.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board Interpretation No. 48, "Accounting for Income Taxes" during the current fiscal year. The fund is no longer subject to examination by the tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

------
16

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940
Act (including counsel fees) and extraordinary expenses, will be paid by ACIM.
The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment manager that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investment family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300%
and the rates for the Complex Fee range from 0.2500% to 0.3100%. The investment advisor voluntarily agreed to waive 0.020% of its management fee for the six months ended September 30, 2008. This fee waiver may be revised or terminated any time without notice. The effective annual management fee before waiver for the fund for the six months ended September 30, 2008, was 0.45%.
The effective annual management fee after waiver for the fund for the six months ended September 30, 2008, was 0.43%.

MONEY MARKET INSURANCE -- The fund, along with other money market funds managed by ACIM, has entered into an insurance agreement with Ambac Assurance
Corporation (Ambac). Ambac provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. The fund pays annual premiums to
Ambac, which are amortized daily over one year. For the six months ended
September 30, 2008, the annualized ratio of money market insurance expense to average net assets was 0.02%.

TEMPORARY GUARANTEE PROGRAM -- On October 3, 2008, the Board of Trustees
approved the fund to participate in the U.S. Treasury Department's Temporary
Guarantee Program for Money Market Funds (the program). The program provides coverage to eligible shareholders for share balances held in participating money market funds as of the close of business on September 19, 2008 and provides coverage through December 19, 2008. Participation in the program requires the fund to pay an upfront fee of 0.01% of the net assets as of the close of business on September 19, 2008, which is amortized daily over the three month period. Participation in any extensions of the program by the U.S.
Treasury Department will be evaluated by the Board of Trustees. For the six months ended September 30, 2008, the annualized ratio of the program expense to average net assets was less than 0.01%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust,
American Century Investment Services, Inc., and the trust's transfer agent,
American Century Services, LLC.

Effective May 15, 2008, the fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co.
(JPM). JPM is an equity investor in ACC. JPMorgan Chase Bank is a custodian of the fund and a wholly owned subsidiary of JPM.

------
17

3. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities as of September 30, 2008:

                                                       Value of Investment
Valuation Inputs                                           Securities
Level 1 - Quoted Prices                                            $287,102
Level 2 - Other Significant Observable Inputs                 1,032,109,037
Level 3 - Significant Unobservable Inputs                                --
                                                            ---------------
                                                             $1,032,396,139
                                                            ===============

4. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2008, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(14,922), which may be used to offset future taxable realized gains. Capital loss carryovers of $(446),
$(885), ($3,164) and $(10,427) expire in 2013, 2014, 2015 and 2016, respectively.

Capital loss deferrals of $(29,449) represent net capital losses incurred in the five-month period ended March 31, 2008. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

5. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
18

FINANCIAL HIGHLIGHTS
Premium Money Market

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                    2008(1)        2008        2007       2006       2005       2004

PER-SHARE DATA

Net Asset
Value,
Beginning of
Period               $1.00         $1.00       $1.00      $1.00      $1.00      $1.00
                    --------     --------    --------   --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)               0.01         0.05        0.05       0.03       0.01       0.01
                    -------       -------     -------    -------    -------    -------

Distributions

 From Net
 Investment
 Income              (0.01)       (0.05)      (0.05)     (0.03)     (0.01)     (0.01)
                    -------       -------     -------    -------    -------    -------

Net Asset
Value, End of
Period               $1.00         $1.00       $1.00      $1.00      $1.00      $1.00
                    =======       =======     =======    =======    =======    =======

TOTAL RETURN(2)      1.27%         4.70%       4.98%      3.41%      1.33%      0.74%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets            0.45%(3)(4)    0.43%(3)    0.41%(3)   0.45%(3)     0.48%      0.47%

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)     0.47%(4)       0.47%       0.47%      0.47%      0.48%      0.47%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets            2.51%(3)(4)    4.58%(3)    4.89%(3)   3.41%(3)     1.31%      0.73%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)     2.49%(4)       4.54%       4.83%      3.39%      1.31%      0.73%

Net Assets, End
of Period (in
thousands)         $1,115,703   $1,191,746   $917,778   $641,249   $472,954   $479,341
                   ----------   ----------   --------   --------   --------   --------

(1) Six months ended September 30, 2008 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

(4) Annualized.

See Notes to Financial Statements.

------
19

APPROVAL OF MANAGEMENT AGREEMENT
Premium Money Market

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning Premium Money Market (the
"fund") and the services provided to the fund under the management agreement.
The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

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20

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

Nature, Extent and Quality of Services - Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

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21

At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its Portfolio
Committee, reviews investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund's performance for both the one-
and three-year periods was above the median of its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

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22

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors negotiated a renewal of the one-year waiver by the advisor of a portion of the management fee that was in place last year. These changes were proposed by the Directors based on their review of the fund's percentile rank in its peer group universe and the fact that the Directors seek as a general rule to have total expense ratios of existing fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds. Although the adviser agreed to such a waiver in the past, the adviser argued this year that it was no longer

------
23

appropriate. After discussions with the Directors, the adviser agreed to continue the waiver for another year. Also as part of this negotiation, the adviser and the Directors concluded that it would be appropriate to discuss over the coming year the possibility of changes in the overall fee structure of the fund. The renewal of the fee waiver, effective August 1, 2008, will result in a lowering of the management fee by two basis points. Following these negotiations with the advisor, the Directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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24

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION
As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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25

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)(SM) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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26

NOTES

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27

NOTES

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28

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . .                     1-800-345-8765
                                                                 1-800-345-2021 or
INVESTOR SERVICES REPRESENTATIVE. . . . . . . .                       816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS. . . . . . . . . . . . . . . .                     1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. .                     1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . .                     1-800-634-4113

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

0811
CL-SAN-61611N

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

SEMIANNUAL REPORT
SEPTEMBER 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

INFLATION PROTECTION BOND FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
September 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan S. Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .    2

INFLATION PROTECTION BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

UNPRECEDENTED EVENTS

The six months ended September 30, 2008, were characterized by unprecedented market turmoil, including the spectacular failure of major financial institutions and direct U.S. government intervention. In that environment, investors favored higher-quality securities, while credit-related risk aversion hurt lower-quality sectors of the market.

The Federal Reserve (the Fed) faced the dual challenges of keeping recession at bay and fending off inflation. Early in the period, the Fed favored anti-recessionary measures, cutting the federal funds target rate in April
2008. But as commodity prices reached record highs in June, the Fed seemed to focus on inflation, holding interest rates steady during the remainder of the reporting period. Inflation, as measured by the one-year change in the
Consumer Price Index, ended the period at 4.9%.

Despite the Fed's best efforts, economic prospects dimmed--credit markets seized up, housing and the consumer took further hits, and the unemployment rate broke above 6%. With the very health of the financial system at stake, the government seized several tottering financial giants and began work on a massive bank recapitalization program.

HIGH-QUALITY BONDS DID BEST

In this schizophrenic environment that pitted worry about inflation against worry about economic depression, fixed-income returns were disappointing, though we should point out that longer-term investment-grade bond returns are positive. For the six months, higher-quality bonds held up better than lower-rated debt--highly rated government agency mortgages and some Treasury bonds were the only segments of the taxable bond market to manage positive results. Meanwhile, corporate bonds tracked the equity markets, posting sharply negative returns (see table at right).

RATES HIGHER, CURVE LITTLE CHANGED

Sharp volatility and inflation concerns meant bond yields finished the six months higher. The yield on the two-year Treasury note went from 1.59% to
1.97%, while the 10-year Treasury yield rose from 3.41% to 3.83%. As a result, the shape of the yield curve (a graphic representation of bond yields at different maturities) was little changed--the difference in yield between two-
and 10-year Treasury securities inched up from 182 to 186 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns*
For the six months ended September 30, 2008

TREASURY SECURITIES
3-Month Bill                                  0.99%
2-Year Note                                   0.91%
10-Year Note                                 -1.26%
30-Year Bond                                  2.36%

CITIGROUP U.S. BOND MARKET INDICES
Mortgage (mortgage-backed)                    1.54%
Treasury                                      0.19%
Agency                                       -0.68%
Broad Investment-Grade (multi-sector)        -1.30%
Inflation-Linked Securities                  -3.86%
Credit (investment-grade corporate)          -7.41%
High-Yield Market (corporate)                -7.78%

* Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Inflation Protection Bond

Total Returns as of September 30, 2008
                                                       Average Annual
                                                           Returns
                                                            Since       Inception
                            6 months(1)     1 year        Inception        Date

INVESTOR CLASS                -4.21%         6.37%          3.60%        5/31/05

CITIGROUP US
INFLATION-LINKED
SECURITIES INDEX(2)           -3.86%         6.22%          4.00%           --

Institutional Class           -4.11%         6.79%          3.93%        5/31/05

A Class
 No sales charge*             -4.26%         6.26%          3.39%
 With sales charge*           -8.56%         1.45%          1.97%        5/31/05

B Class
 No sales charge*             -4.73%         5.39%          2.61%
 With sales charge*           -9.73%         1.39%          1.75%        5/31/05

C Class
 No sales charge*             -4.63%         5.61%          2.68%
 With sales charge*           -5.55%         5.61%          2.68%        5/31/05

R Class                       -4.47%         5.96%          3.16%        5/31/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) The Citigroup US Inflation-Linked Securities Index is not subject to the tax code diversification and other regulatory requirements limiting the type and amount of securities that the fund may own.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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3

Inflation Protection Bond

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2005

One-Year Returns Over Life of Class
Periods ended September 30
                           2005*       2006       2007         2008

Investor Class             0.08%       1.43%      4.21%       6.37%

Citigroup US
Inflation-Linked
Securities Index           0.39%       1.88%      4.91%       6.22%

* From 5/31/05 (fund inception) to 9/30/05. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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4

PORTFOLIO COMMENTARY
Inflation Protection Bond

Portfolio Managers: Brian Howell, Jim Platz, Seth Plunkett, and Bob Gahagan

PERFORMANCE SUMMARY

Inflation Protection Bond returned -4.21%* for the six months ended September
30, 2008. By comparison, the fund's benchmark, the Citigroup US
Inflation-Linked Securities Index, returned -3.86%. Portfolio returns reflect operating expenses, while the index returns do not.

CREDIT CRISIS TRUMPED OTHER CONCERNS

Battling the double whammy of a weak economy and rising inflation, the Federal
Reserve (the Fed) seemed to shift to a slight anti-inflation bias when, after steadily cutting rates between September 2007 and April 2008, it held the federal funds rate target steady at 2% at its June, August, and September policy meetings. But greater challenges were brewing, as the persistent credit crunch turned into a full-blown financial crisis.

Long-standing concerns about economic growth, inflation (which actually eased on a severe sell-off in the commodities market late in the period), and the tumbling housing market took a back seat to fallout from the U.S. government's takeover of mortgage lender IndyMac and mortgage giants Fannie Mae and Freddie
Mac; Lehman Brothers' bankruptcy filing; the Fed's rescue plan for AIG; and
other extraordinary events in the financial sector. Businesses and consumers faced stringent borrowing standards, banks stopped lending to each other, and a large institutional money market fund "broke the buck." The stress culminated with a massive taxpayer-funded recapitalization plan for financial companies.

GLOBAL SLOWDOWN, FALLING OIL PRICES TAMED INFLATION

During the first half of the reporting period, the lingering threat of stagflation (stalled economic growth and rising inflation) worried investors and kept Treasury inflation-protected securities (TIPS) in favor. The scenario changed dramatically in the second half of the period. Inflation expectations subsided due to the softening global economy, which sent commodity prices tumbling. Most notably, oil prices sank late in the period from a record-high
$147 a barrel in July to $101 by the end of September, due to waning global demand.

Headline inflation (as measured by the 12-month change in the Consumer Price
Index) hit a high of 5.6% in July, before falling to 4.9% in September, after back-to-back declines in the index's energy component in August and September.
Sagging commodity prices--combined with dismal prospects for global economic growth and a strengthening U.S. dollar--caused the market's inflation expectations to decline sharply during the period.

Portfolio at a Glance
                                    As of 9/30/08        As of 3/31/08

Weighted Average Life                 9.4 years            9.0 years

Average Duration (effective)          5.9 years            6.1 years

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

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5

Inflation Protection Bond

TIPS UNDERPERFORMED

We continued to invest most of the portfolio in TIPS (approximately 90% as of
September 30, 2008). On an absolute basis, TIPS generally declined in value and underperformed the broad taxable investment-grade bond market for the period. This occurred as inflation expectations diminished.

The portfolio held small allocations to non-Treasury sectors, including corporate, municipal, mortgage, and agency securities. Although non-Treasury sectors generally underperformed Treasuries for the six-month period, we expect these higher-yielding securities to add value in the long run.

Our bias toward a steeper yield curve, through the use of Treasury futures, contributed positively to performance during the period. Investors swarmed to shorter-term, lower-risk Treasuries as the financial crisis worsened, causing the Treasury yield curve to steepen slightly.

OUTLOOK

After peaking at 2.6 percentage points in July, the yield difference
(breakeven) between 10-year TIPS and nominal 10-year Treasuries fell to 1.58 percentage points at the end of September. The breakeven rate represents investors' expectations for inflation for the next decade--expectations we believe are unreasonably low, given historical inflation patterns and the amount of inflationary economic stimulus now in the pipeline.

Headline inflation is likely to subside during the next several months, as oil and other commodity prices decline, demand wanes, wages fall, and the unemployment rate rises. Yet, on a longer-term basis, we believe inflation is likely to reignite. The U.S. government and the Fed have shown a strong willingness to provide fiscal and monetary support to avoid a severe economic downturn. Ultimately, these actions may lead to significantly higher inflation. This factor, combined with an unusually low breakeven rate, suggests TIPS currently represent good long-term value.

Yields as of September 30, 2008
30-Day SEC Yield
Investor Class                                   7.66%
Institutional Class                              7.87%
A Class                                          7.09%
B Class                                          6.65%
C Class                                          6.65%
R Class                                          7.00%

Portfolio Composition by Effective Maturity
                                % of fund        % of fund
                               investments      investments
                                  as of            as of
                                 9/30/08          3/31/08
0 - 5-Year Notes                  28.4%            27.2%
5 - 10-Year Notes                 48.6%            49.0%
10 - 30-Year Bonds                23.0%            23.8%

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                    Beginning        Ending        Expenses Paid
                  Account Value   Account Value   During Period*      Annualized
                      4/1/08         9/30/08     4/1/08 - 9/30/08   Expense Ratio*

ACTUAL

Investor
Class                 $1,000         $957.90           $2.90            0.59%

Institutional
Class                 $1,000         $958.90           $1.92            0.39%

A Class               $1,000         $957.40           $4.12            0.84%

B Class               $1,000         $952.70           $7.78            1.59%

C Class               $1,000         $953.70           $7.79            1.59%

R Class               $1,000         $955.30           $5.34            1.09%

HYPOTHETICAL

Investor
Class                 $1,000        $1,022.11          $2.99            0.59%

Institutional
Class                 $1,000        $1,023.11          $1.98            0.39%

A Class               $1,000        $1,020.86          $4.26            0.84%

B Class               $1,000        $1,017.10          $8.04            1.59%

C Class               $1,000        $1,017.10          $8.04            1.59%

R Class               $1,000        $1,019.60          $5.52            1.09%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Inflation Protection Bond

SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount                                                             Value
Fixed-Rate U.S. Treasury Securities and Equivalents -- 89.1%

    $ 5,629,472  U.S. Treasury Inflation Indexed Bonds, 2.375%,
                 1/15/25                                                $5,442,658
      6,426,748  U.S. Treasury Inflation Indexed Bonds, 2.00%,
                 1/15/26                                                 5,854,423
      6,723,241  U.S. Treasury Inflation Indexed Bonds, 2.375%,
                 1/15/27(1)                                              6,479,603
     17,242,637  U.S. Treasury Inflation Indexed Bonds, 1.75%,
                 1/15/28(1)                                             14,991,685
      2,841,878  U.S. Treasury Inflation Indexed Bonds, 3.625%,
                 4/15/28                                                 3,256,747
      2,956,538  U.S. Treasury Inflation Indexed Bonds, 3.875%,
                 4/15/29                                                 3,519,811
      1,133,703  U.S. Treasury Inflation Indexed Bonds, 3.375%,
                 4/15/32                                                 1,293,881
      1,725,464  U.S. Treasury Inflation Indexed Notes, 4.25%,
                 1/15/10                                                 1,775,520
      3,743,870  U.S. Treasury Inflation Indexed Notes, 0.875%,
                 4/15/10                                                 3,676,973
        505,444  U.S. Treasury Inflation Indexed Notes, 3.50%,
                 1/15/11                                                   525,517
      6,454,158  U.S. Treasury Inflation Indexed Notes, 2.375%,
                 4/15/11(1)                                              6,524,925
      3,344,139  U.S. Treasury Inflation Indexed Notes, 3.375%,
                 1/15/12                                                 3,506,978
      9,537,440  U.S. Treasury Inflation Indexed Notes, 2.00%,
                 4/15/12(1)                                              9,559,240
     13,467,102  U.S. Treasury Inflation Indexed Notes, 3.00%,
                 7/15/12(1)                                             14,010,305
      6,867,300  U.S. Treasury Inflation Indexed Notes, 0.625%,
                 4/15/13                                                 6,477,849
      7,394,130  U.S. Treasury Inflation Indexed Notes, 1.875%,
                 7/15/13(1)                                              7,370,586
      7,379,488  U.S. Treasury Inflation Indexed Notes, 2.00%,
                 1/15/14(1)                                              7,359,460
      4,433,574  U.S. Treasury Inflation Indexed Notes, 2.00%,
                 7/15/14                                                 4,418,439
      5,298,142  U.S. Treasury Inflation Indexed Notes, 1.625%,
                 1/15/15                                                 5,155,823
      5,257,616  U.S. Treasury Inflation Indexed Notes, 1.875%,
                 7/15/15                                                 5,170,587
      7,312,310  U.S. Treasury Inflation Indexed Notes, 2.00%,
                 1/15/16(1)                                              7,207,926
      3,779,919  U.S. Treasury Inflation Indexed Notes, 2.50%,
                 7/15/16                                                 3,859,736

Principal Amount                                                             Value

    $ 5,370,959  U.S. Treasury Inflation Indexed Notes, 2.375%,
                 1/15/17                                                $5,405,050
      5,119,952  U.S. Treasury Inflation Indexed Notes, 2.625%,
                 7/15/17                                                 5,265,248
      3,962,920  U.S. Treasury Inflation Indexed Notes, 1.625%,
                 1/15/18                                                 3,745,641
      9,178,830  U.S. Treasury Inflation Indexed Notes, 1.375%,
                 7/15/18(1)                                              8,460,363
                                                                      ------------
TOTAL FIXED-RATE U.S. TREASURY SECURITIES AND EQUIVALENTS
(Cost $159,114,211)                                                    150,314,974
                                                                      ------------
Commercial Paper -- 3.6%

      6,100,000  Tulip Funding Corp., 7.25%, 10/1/08(2)(5)
(Cost $6,100,000)                                                        6,099,207
                                                                      ------------
Municipal Securities -- 3.0%

      3,300,000  California Infrastructure & Economic Development
                 Bank Rev., Series 2003 A, (Bay Area Toll Bridges
                 Seismic Retrofit 1st Lien), 5.00%, 7/1/33,
                 Prerefunded at 100% of Par (Ambac)(3)                   3,265,548

      1,700,000  Massachusetts Health & Educational Facilities
                 Auth. Rev., Series 2002 K, (Mass Institute
                 Technology), 5.50%, 7/1/32 (GO of Institute)            1,754,808
                                                                      ------------
TOTAL MUNICIPAL SECURITIES
(Cost $5,331,125)                                                        5,020,356
                                                                      ------------
Fixed-Rate U.S. Government Agency Securities -- 2.4%

      2,000,000  FHLMC, 4.125%, 9/27/13                                  2,017,860
      2,000,000  FHLMC, 4.50%, 4/2/14                                    2,028,124
                                                                      ------------
TOTAL FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES
(Cost $4,057,624)                                                        4,045,984
                                                                      ------------
Fixed-Rate U.S. Government Agency
Mortgage-Backed Securities(4) -- 2.2%

      3,750,000  FHLMC, 5.50%, 4/1/38
(Cost $3,786,301)                                                        3,733,648
                                                                      ------------

------
9

Inflation Protection Bond

Principal Amount                                                             Value

Commercial Mortgage-Backed Securities(4) -- 0.5%
       $500,000  Credit Suisse Mortgage Capital Certificates,
                 Series 2007 TF2A, Class A1, VRN, 2.67%,
                 10/15/08, resets monthly off the 1-month LIBOR
                 plus 0.18% with no caps(2)                              $ 458,469
        427,875  Lehman Brothers Floating Rate Commercial
                 Mortgage Trust, Series 2007 LLFA, Class A1, VRN,
                 2.79%, 10/15/08, resets monthly off the 1-month
                 LIBOR plus 0.30% with no caps(2)                          395,459
                                                                      ------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $927,875)                                                            853,928
                                                                      ------------
Corporate Bonds -- 0.2%

        200,000  Pulte Homes, Inc., 7.875%, 8/1/11                         192,000
        200,000  ArcelorMittal, 6.125%, 6/1/18(2)                          177,408
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $398,265)                                                            369,408
                                                                      ------------

Principal Amount/Shares                                                      Value

Asset-Backed Securities(4) -- 0.2%

     $ 350,000  Public Service New Hampshire Funding LLC,
                Series 2001-1, Class A3 SEQ, 6.48%, 5/1/15               $ 362,766
(Cost $363,508)
                                                                      ------------
Temporary Cash Investments -- 0.1%

        69,947  JPMorgan U.S. Treasury Plus Money Market Fund               69,947
(Cost $69,947)
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 101.3%
(Cost $180,148,856)                                                    170,870,218
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (1.3)%                                 (2,128,227)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $168,741,991
                                                                      ============

Futures Contracts

Contracts Purchased                               Underlying Face       Unrealized
                             Expiration Date      Amount at Value      Gain (Loss)
   203  U.S. Treasury
        2-Year Notes          December 2008           $43,327,813         $200,152
                                                   ==============     ============

                                                  Underlying Face       Unrealized
Contracts Sold               Expiration Date      Amount at Value      Gain (Loss)

    15  U.S. Long Bond        December 2008            $1,757,578           $(993)

    86  U.S. Treasury
        10-Year Notes         December 2008             9,857,750           31,964

    12  U.S. Treasury
        5-Year Notes          December 2008             1,346,813           10,379
                                                   --------------     ------------
                                                      $12,962,141          $41,350
                                                   ==============     ============

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10

Inflation Protection Bond

Swap Agreements

Notional                                                                Unrealized
Amount         Description of Agreement            Expiration Date     Gain (Loss)

CREDIT DEFAULT

    $ 600,000  Pay quarterly a fixed rate equal       June 2013             $7,330
               to 1.28% multiplied by the
               notional amount and receive from
               Barclays Bank plc upon each
               default event of Staples, Inc.,
               par value of the proportional
               notional amount of Staples, Inc.,
               7.375%, 10/1/12.

      400,000  Pay quarterly a fixed rate equal     September 2017          35,736
               to 0.69% multiplied by the
               notional amount and receive from
               Barclays Bank plc upon each
               default event of JPMorgan Chase &
               Co., par value of the
               proportional notional amount of
               JPMorgan Chase & Co., 6.75%,
               2/1/11.

TOTAL RETURN

      800,000  Pay a fixed rate equal to 1.13%       January 2012           13,386
               and receive the return of the
               U.S. CPI Urban Consumers NSA
               Index upon the termination date
               with Barclays Bank plc.

    1,000,000  Pay a fixed rate equal to 1.31%        April 2017           (8,448)
               and receive the return of the
               U.S. CPI Urban Consumers NSA
               Index upon the termination date
               with Barclays Bank plc.

    5,000,000  Pay a fixed rate equal to 2.77%        April 2018         (111,475)
               and receive the return of the
               U.S. CPI Urban Consumers NSA
               Index upon the termination date
               with Barclays Bank plc.

    1,900,000  Pay a fixed rate equal to 2.895%     December 2027        (119,412)
               and receive the return of the
               U.S. CPI Urban Consumers NSA
               Index upon the termination date
               with Barclays Bank plc.
                                                                       -----------
                                                                        $(182,883)
                                                                       ===========

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

CPI = Consumer Price Index

Equivalent = Security whose principal payments are secured by U.S. Treasury

FHLMC = Federal Home Loan Mortgage Corporation

GO = General obligation

LIBOR = London Interbank Offered Rate

NSA = Not Seasonally Adjusted

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

(1) Security, or portion thereof, has been segregated for futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $56,586,000.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at September 30, 2008 was $7,130,543, which represented 4.2% of total net assets.

(3) Escrowed to maturity in U.S. government securities or state and local government securities.

(4) Final maturity indicated, unless otherwise noted.

(5) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
11

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $180,148,856)            $170,870,218

Cash                                                                   189,677

Receivable for capital shares sold                                   1,192,642

Unrealized appreciation on swap agreements                              56,452

Interest receivable                                                  1,013,219
                                                                  ------------
                                                                  $173,322,208
                                                                  ------------

LIABILITIES

Payable for investments purchased                                    3,834,110

Payable for variation margin on futures contracts                       24,312

Payable for capital shares redeemed                                    357,052

Unrealized depreciation on swap agreements                             239,335

Accrued management fees                                                 80,061

Distribution fees payable                                               18,464

Service fees (and distribution fees --
A Class and R Class) payable                                            20,728

Service fees payable                                                     6,155
                                                                  ------------
                                                                     4,580,217
                                                                  ------------

NET ASSETS                                                        $168,741,991
                                                                  ============

See Notes to Financial Statements.

------
12

NET ASSETS CONSIST OF:

Capital paid in                                                   $177,528,140

Undistributed net investment income                                    369,238

Undistributed net realized gain on
investment transactions                                                 64,313

Net unrealized depreciation on investments                         (9,219,700)
                                                                --------------
                                                                  $168,741,991
                                                                ==============

INVESTOR CLASS

Net assets                                                         $37,284,088

Shares outstanding                                                   3,863,821

Net asset value per share                                                $9.65

INSTITUTIONAL CLASS

Net assets                                                            $795,838

Shares outstanding                                                      82,224

Net asset value per share                                                $9.68

A CLASS

Net assets                                                        $100,429,572

Shares outstanding                                                  10,452,960

Net asset value per share                                                $9.61

Maximum offering price (net asset value
divided by 0.955)                                                       $10.06

B CLASS

Net assets                                                          $4,151,033

Shares outstanding                                                     433,147

Net asset value per share                                                $9.58

C CLASS

Net assets                                                         $25,559,933

Shares outstanding                                                   2,666,348

Net asset value per share                                                $9.59

R CLASS

Net assets                                                            $521,527

Shares outstanding                                                      52,998

Net asset value per share                                                $9.84

See Notes to Financial Statements.

------
13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                               $6,455,132
                                                                     ------------

EXPENSES:

Management fees                                                           409,931

Distribution fees:

 B Class                                                                   12,410

 C Class                                                                   90,139

Service fees:

 B Class                                                                    4,137

 C Class                                                                   30,047

Service and distribution fees:

 A Class                                                                  106,922

 R Class                                                                      924

Trustees' fees and expenses                                                 2,781

Other expenses                                                                266
                                                                     ------------
                                                                          657,557
                                                                     ------------

NET INVESTMENT INCOME (LOSS)                                            5,797,575
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                    42,248

Futures and swaps transactions                                            125,583
                                                                     ------------
                                                                          167,831
                                                                     ------------
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                          (13,081,286)

Futures and swaps                                                          12,960
                                                                     ------------
                                                                     (13,068,326)
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              (12,900,495)
                                                                     ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                            $(7,102,920)
                                                                     ============

See Notes to Financial Statements.

------
14

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED) AND YEAR ENDED MARCH 31, 2008

Increase (Decrease) in Net Assets:              Sept. 30, 2008      March 31, 2008

OPERATIONS

Net investment income (loss)                        $5,797,575          $1,896,753

Net realized gain (loss)                               167,831             310,188

Change in net unrealized appreciation
(depreciation)                                    (13,068,326)           3,801,991
                                                 -------------       -------------
Net increase (decrease) in net assets
resulting from operations                          (7,102,920)           6,008,932
                                                 -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income:

 Investor Class                                    (1,212,423)           (376,585)

 Institutional Class                                  (26,908)             (5,386)

 A Class                                           (3,476,728)           (891,234)

 B Class                                             (127,029)            (48,556)

 C Class                                             (851,449)           (316,517)

 R Class                                              (15,652)             (6,635)
                                                 -------------       -------------
Decrease in net assets
from distributions                                 (5,710,189)         (1,644,913)
                                                 -------------       -------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital
share transactions                                  62,626,342          93,585,715
                                                 -------------       -------------

NET INCREASE (DECREASE) IN NET ASSETS               49,813,233          97,949,734

NET ASSETS

Beginning of period                                118,928,758          20,979,024
                                                 -------------       -------------
End of period                                     $168,741,991        $118,928,758
                                                 =============       =============

Undistributed net investment income                   $369,238            $288,478
                                                 =============       =============

See Notes to Financial Statements.

------
15

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified under the
1940 Act. The fund's investment objective is to seek total return and protection against U.S. inflation. The fund invests primarily in inflation-linked debt securities. These securities include inflation-linked securities issued by the U.S. Treasury, by U.S. government agencies and instrumentalities, and by entities other than the U.S. Treasury or U.S.
government agencies and instrumentalities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class, and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class, and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME-- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

------
16

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund has adopted the provisions of Financial Accounting
Standards Board Interpretation No. 48, "Accounting for Income Taxes" during the current fiscal year. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
17

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2625% to 0.3800% and the rates for the Complex Fee (except for Institutional Class) range from 0.2500% to
0.3100%. The Institutional Class is 0.2000% less at each point within the
Complex Fee range. The effective annual management fee for the fund for the six months ended September 30, 2008 was 0.59% for all classes except
Institutional Class, which was 0.39%.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust,
ACIS, and the trust's transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. JPMorgan Chase Bank is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2008, were $73,374,362 and
$16,106,893, respectively.

------
18

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                      Six months ended                     Year ended
                                    September 30, 2008                 March 31, 2008
                                Shares          Amount         Shares          Amount

INVESTOR CLASS

Sold                         2,642,282     $27,005,396      2,262,755     $22,684,296

Issued in reinvestment
of distributions                81,899         814,836          9,000          92,112

Redeemed                     (957,041)     (9,782,319)      (237,385)     (2,422,401)
                          ------------    ------------   ------------    ------------
                             1,767,140      18,037,913      2,034,370      20,354,007
                          ------------    ------------   ------------    ------------
INSTITUTIONAL CLASS

Sold                            47,398         487,082         46,449         478,321

Issued in reinvestment
of distributions                 2,695          26,908            539           5,386

Redeemed                      (11,621)       (119,151)        (7,760)        (81,946)
                          ------------    ------------   ------------    ------------
                                38,472         394,839         39,228         401,761
                          ------------    ------------   ------------    ------------
A CLASS

Sold                         4,557,167      46,312,140      6,138,544      62,548,402

Issued in reinvestment
of distributions               328,908       3,261,792         84,307         828,630

Redeemed                   (1,371,347)    (13,861,420)      (587,143)     (5,721,573)
                          ------------    ------------   ------------    ------------
                             3,514,728      35,712,512      5,635,708      57,655,459
                          ------------    ------------   ------------    ------------
B CLASS

Sold                           169,736       1,720,325        164,154       1,670,920

Issued in reinvestment
of distributions                 7,978          78,937          3,435          32,780

Redeemed                      (16,079)       (161,944)       (15,257)       (146,908)
                          ------------    ------------   ------------    ------------
                               161,635       1,637,318        152,332       1,556,792
                          ------------    ------------   ------------    ------------
C CLASS

Sold                         1,114,898      11,289,127      1,482,312      15,107,504

Issued in reinvestment
of distributions                46,698         462,067         15,171         145,969

Redeemed                     (510,297)     (5,167,487)      (186,762)     (1,793,393)
                          ------------    ------------   ------------    ------------
                               651,299       6,583,707      1,310,721      13,460,080
                          ------------    ------------   ------------    ------------
R CLASS

Sold                            43,085         449,618         19,429         199,126

Issued in reinvestment
of distributions                 1,541          15,652            678           6,635

Redeemed                      (19,668)       (205,217)        (4,722)        (48,145)
                          ------------    ------------   ------------    ------------
                                24,958         260,053         15,385         157,616
                          ------------    ------------   ------------    ------------
Net increase (decrease)      6,158,232     $62,626,342      9,187,744     $93,585,715
                          ============    ============   ============    ============

5. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

------
19

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities and other financial instruments as of September
30, 2008:

                                                            Unrealized Gain (Loss)
                                                                                on
                                                 Value of          Other Financial
Valuation Inputs                    Investment Securities             Instruments*

Level 1 - Quoted Prices                          $ 69,947                 $241,502

Level 2 - Other Significant
Observable Inputs                             170,800,271                (182,883)

Level 3 - Significant
Unobservable Inputs                                    --                       --
                                           --------------            -------------
                                             $170,870,218                 $ 58,619
                                           ==============            =============

* Includes futures contracts and swap agreements.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or American Century
Global Investment Management, Inc. (ACGIM), has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended September 30, 2008.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Reclassifications between income and realized gain relate primarily to the character of interest on swap agreements.

As of September 30, 2008, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                               $180,148,856
                                                             =============
Gross tax appreciation of investments                             $  6,462

Gross tax depreciation of investments                          (9,285,100)
                                                             -------------
Net tax appreciation (depreciation)
of investments                                                $(9,278,638)
                                                             =============

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk- related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

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20

FINANCIAL HIGHLIGHTS
Inflation Protection Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                          2008(1)      2008        2007    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period       $10.48     $9.57       $9.47     $10.00
                                         --------   -------     -------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                            0.44      0.49        0.33       0.33

 Net Realized and Unrealized
 Gain (Loss)                               (0.87)      0.88        0.08     (0.53)
                                         --------   -------     -------   --------
 Total From
 Investment Operations                     (0.43)      1.37        0.41     (0.20)
                                         --------   -------     -------   --------
Distributions

 From Net Investment Income                (0.40)    (0.46)      (0.31)     (0.33)

 From Tax Return of Capital                    --        --       --(4)         --
                                         --------   -------     -------   --------
 Total Distributions                       (0.40)    (0.46)      (0.31)     (0.33)
                                         --------   -------     -------   --------
Net Asset Value,
End of Period                               $9.65    $10.48       $9.57      $9.47
                                         ========   =======     =======   ========

TOTAL RETURN(5)                           (4.21)%    14.87%       4.46%    (2.09)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                               0.59%(6)     0.59%       0.59%   0.59%(6)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                               8.53%(6)     4.95%       3.26%   3.97%(6)

Portfolio Turnover Rate                       12%       31%         52%        51%

Net Assets, End of Period
(in thousands)                            $37,284   $21,968        $596       $375

(1) Six months ended September 30, 2008 (unaudited).

(2) May 31, 2005 (fund inception) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
21

Inflation Protection Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                       2008(1)        2008        2007     2006(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period                     $10.51       $9.57       $9.47      $10.00
                                      --------     -------     -------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                         0.45        0.49        0.35        0.34

 Net Realized and
 Unrealized Gain (Loss)                 (0.87)        0.93        0.11      (0.53)
                                      --------     -------     -------    --------
 Total From
 Investment Operations                  (0.42)        1.42        0.46      (0.19)
                                      --------     -------     -------    --------
Distributions

 From Net Investment Income             (0.41)      (0.48)      (0.36)      (0.34)
                                      --------     -------     -------    --------
Net Asset Value,
End of Period                            $9.68      $10.51       $9.57       $9.47
                                      ========    ========    ========    ========

TOTAL RETURN(4)                        (4.11)%      15.43%       4.81%     (1.97)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                            0.39%(5)       0.39%       0.39%    0.39%(5)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                            8.73%(5)       5.15%       3.46%    4.17%(5)

Portfolio Turnover Rate                    12%         31%         52%         51%

Net Assets, End of Period
(in thousands)                            $796        $460         $43         $38

(1) Six months ended September 30, 2008 (unaudited).

(2) May 31, 2005 (fund inception) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
22

Inflation Protection Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                        2008(1)        2008        2007    2006(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period                      $10.43       $9.52       $9.45     $10.00
                                       --------    --------    --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                          0.42        0.46        0.28       0.33

 Net Realized and
 Unrealized Gain (Loss)                  (0.86)        0.89        0.11     (0.55)
                                       --------    --------    --------   --------
 Total From
 Investment Operations                   (0.44)        1.35        0.39     (0.22)
                                       --------    --------    --------   --------
Distributions

 From Net Investment Income              (0.38)      (0.44)      (0.30)     (0.33)

 From Tax Return of Capital                  --          --      (0.02)         --
                                       --------    --------    --------   --------
 Total Distributions                     (0.38)      (0.44)      (0.32)     (0.33)
                                       --------    --------    --------   --------
Net Asset Value, End of Period            $9.61      $10.43       $9.52      $9.45
                                       ========    ========    ========   ========

TOTAL RETURN(4)                         (4.26)%      14.66%       4.25%    (2.35)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                             0.84%(5)       0.84%       0.84%   0.84%(5)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                             8.28%(5)       4.70%       3.01%   3.72%(5)

Portfolio Turnover Rate                     12%         31%         52%        51%

Net Assets, End of Period
(in thousands)                         $100,430     $72,397     $12,402     $8,164

(1) Six months ended September 30, 2008 (unaudited).

(2) May 31, 2005 (fund inception) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
23

Inflation Protection Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                        2008(1)        2008        2007    2006(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period                      $10.41       $9.50       $9.45     $10.00
                                       --------    --------    --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                          0.38        0.41        0.21       0.27

 Net Realized and
 Unrealized Gain (Loss)                  (0.86)        0.86        0.11     (0.55)
                                       --------    --------    --------   --------
 Total From
 Investment Operations                   (0.48)        1.27        0.32     (0.28)
                                       --------    --------    --------   --------
Distributions

 From Net Investment Income              (0.35)      (0.36)      (0.23)     (0.27)

 From Tax Return of Capital                  --          --      (0.04)         --
                                       --------    --------    --------   --------
 Total Distributions                     (0.35)      (0.36)      (0.27)     (0.27)
                                       --------    --------    --------   --------
Net Asset Value, End of Period            $9.58      $10.41       $9.50      $9.45
                                       ========    ========    ========   ========

TOTAL RETURN(4)                         (4.73)%      13.86%       3.41%    (2.87)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                             1.59%(5)       1.59%       1.59%   1.59%(5)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                             7.53%(5)       3.95%       2.26%   2.97%(5)

Portfolio Turnover Rate                     12%         31%         52%        51%

Net Assets, End of Period
(in thousands)                           $4,151      $2,826      $1,132       $830

(1) Six months ended September 30, 2008 (unaudited).

(2) May 31, 2005 (fund inception) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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24

Inflation Protection Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                        2008(1)        2008        2007    2006(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period                      $10.41       $9.49       $9.44     $10.00
                                       --------    --------    --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                          0.38        0.41        0.21       0.27

 Net Realized and
 Unrealized Gain (Loss)                  (0.85)        0.87        0.12     (0.56)
                                       --------    --------    --------   --------
 Total From
 Investment Operations                   (0.47)        1.28        0.33     (0.29)
                                       --------    --------    --------   --------
Distributions

 From Net Investment Income              (0.35)      (0.36)      (0.23)     (0.27)

 From Tax Return of Capital                  --          --      (0.05)         --
                                       --------    --------    --------   --------
 Total Distributions                     (0.35)      (0.36)      (0.28)     (0.27)
                                       --------    --------    --------   --------
Net Asset Value, End of Period            $9.59      $10.41       $9.49      $9.44
                                       ========    ========    ========   ========

TOTAL RETURN(4)                         (4.63)%      13.98%       3.54%    (2.95)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                             1.59%(5)       1.59%       1.59%   1.59%(5)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                             7.53%(5)       3.95%       2.26%   2.97%(5)

Portfolio Turnover Rate                     12%         31%         52%        51%

Net Assets, End of Period
(in thousands)                          $25,560     $20,978      $6,682     $5,215

(1) Six months ended September 30, 2008 (unaudited).

(2) May 31, 2005 (fund inception) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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25

Inflation Protection Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                      2008(1)        2008         2007     2006(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period                    $10.68       $9.74        $9.46      $10.00
                                     --------    --------     --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)                        0.41        0.46         0.15        0.30

 Net Realized and
 Unrealized Gain (Loss)                (0.88)        0.90         0.23      (0.54)
                                     --------    --------     --------    --------
 Total From
 Investment Operations                 (0.47)        1.36         0.38      (0.24)
                                     --------    --------     --------    --------
Distributions

 From Net
 Investment Income                     (0.37)      (0.42)       (0.10)      (0.30)
                                     --------    --------     --------    --------
Net Asset Value,
End of Period                           $9.84      $10.68        $9.74       $9.46
                                     ========    ========     ========    ========

TOTAL RETURN(4)                       (4.47)%      14.47%        4.03%     (2.48)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                           1.09%(5)       1.09%        1.09%    1.09%(5)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                           8.03%(5)       4.45%        2.76%    3.47%(5)

Portfolio Turnover Rate                   12%         31%          52%         51%

Net Assets, End of Period
(in thousands)                           $522        $299         $123         $26

(1) Six months ended September 30, 2008 (unaudited).

(2) May 31, 2005 (fund inception) through March 31, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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26

APPROVAL OF MANAGEMENT AGREEMENT
Inflation Protection Bond

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning Inflation Protection Bond
(the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

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27

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES - GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers,

------
28

analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its Portfolio Committee, reviews investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund's performance for the one-year period was above its benchmark.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

------
29

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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30

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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31

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as a fund performance comparison. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)(SM) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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32

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . . .           1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE. . . . . . . . . . . . .           1-800-345-2021
                                                                   or 816-531-5575

INVESTORS USING ADVISORS. . . . . . . . . . . . . . . . .           1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS . . . . . . . . . . .           1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . . .           1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . .           1-800-634-4113

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0811
CL-SAN-61613N

[front cover]

SEMIANNUAL REPORT
SEPTEMBER 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY-MASON STREET SELECT BOND FUND
AMERICAN CENTURY-MASON STREET HIGH-YIELD BOND FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
September 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .    2

SELECT BOND

HIGH-YIELD BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

     Approval of Management Agreements for Select Bond and High-Yield Bond.
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            54
     Additional Information. . . . . . . . . . . . . . . . . . . . . . . .      59
     Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .      60

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

UNPRECEDENTED EVENTS

The six months ended September 30, 2008, were characterized by unprecedented market turmoil, including the spectacular failure of major financial institutions and direct U.S. government intervention. In that environment, investors favored higher-quality securities, while credit-related risk aversion hurt lower-quality sectors of the market.

The Federal Reserve (the Fed) faced the dual challenges of keeping recession at bay and fending off inflation. Early in the period, the Fed favored anti-recessionary measures, cutting the federal funds target rate in April
2008. But as commodity prices reached record highs in June, the Fed seemed to focus on inflation, holding interest rates steady during the remainder of the reporting period. Inflation, as measured by the one-year change in the
Consumer Price Index, ended the period at 4.9%.

Despite the Fed's best efforts, economic prospects dimmed--credit markets seized up, housing and the consumer took further hits, and the unemployment rate broke above 6%. With the very health of the financial system at stake, the government seized several tottering financial giants and began work on a massive bank recapitalization program.

HIGH-QUALITY BONDS DID BEST

In this schizophrenic environment that pitted worry about inflation against worry about economic depression, fixed-income returns were disappointing, though we should point out that longer-term investment-grade bond returns are positive. For the six months, higher-quality bonds held up better than lower-rated debt--highly rated government agency mortgages and some Treasury bonds were the only segments of the taxable bond market to manage positive results. Meanwhile, corporate bonds tracked the equity markets, posting sharply negative returns (see table at right).

RATES HIGHER, CURVE LITTLE CHANGED

Sharp volatility and inflation concerns meant bond yields finished the six months higher. The yield on the two-year Treasury note went from 1.59% to
1.97%, while the 10-year Treasury yield rose from 3.41% to 3.83%. As a result, the shape of the yield curve (a graphic representation of bond yields at different maturities) was little changed--the difference in yield between two-
and 10-year Treasury securities inched up from 182 to 186 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2008*
TREASURY SECURITIES
3-Month Bill                                 0.99%
2-Year Note                                  0.91%
10-Year Note                                -1.26%
30-Year Bond                                 2.36%
CITIGROUP U.S. BOND MARKET INDICES
Mortgage (mortgage-backed)                   1.54%
Treasury                                     0.19%
Agency                                      -0.68%
Broad Investment-Grade (multi-sector)       -1.30%
Inflation-Linked Securities                 -3.86%
Credit (investment-grade corporate)         -7.41%
High-Yield Market (corporate)               -7.78%

* Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Select Bond

Total Returns as of September 30, 2008
                                                Average Annual Returns
                  6                                                Since     Inception
                  months(1)     1 year      5 years   10 years   Inception      Date

A CLASS
 No sales
 charge*            -1.98%       2.65%     2.77%(2)   5.51%(2)    5.87%(2)
 With sales
 charge*            -6.37%      -1.96%     1.82%(2)   5.02%(2)    5.45%(2)    3/31/97

CITIGROUP US
BROAD
INVESTMENT-GRADE
BOND INDEX          -1.30%       4.48%       4.03%      5.32%      6.23%         --

Investor Class      -1.85%       2.90%        --         --        4.14%       4/3/06

Institutional
Class               -1.76%       3.10%        --         --        4.35%       4/3/06

B Class
 No sales
 charge*            -2.35%     1.93%(2)    2.09%(2)   4.82%(2)    5.18%(2)
 With sales
 charge*            -7.35%     -2.07%(2)   1.91%(2)   4.82%(2)    5.18%(2)    3/31/97

C Class
 No sales
 charge*            -2.34%       1.88%        --         --        3.11%
 With sales
 charge*            -3.30%       1.88%        --         --        3.11%       4/3/06

R Class             -2.10%       2.38%        --         --        3.62%       4/3/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Select Bond acquired all of the net assets of the Mason Street Select Bond
Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 23, 2006. Performance information prior to April 1, 2006 is that of the Mason Street Select Bond Fund.

(1) Total returns for periods less than one year are not annualized.

(2) Class returns would have been lower if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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3

Select Bond

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 1998*

One-Year Returns Over 10 Years
Periods ended September 30
                  1999     2000      2001      2002     2003     2004     2005    2006     2007     2008

A Class** (no
sales charge)    4.81%     6.15%    13.58%    11.56%    5.80%    2.98%   1.61%    2.72%    3.90%    2.65%

Citigroup US
Broad
Investment-Grade
Bond Index       -0.26%    6.92%    13.06%    8.38%     5.49%    3.82%   2.92%    3.71%    5.25%    4.48%

* Select Bond A Class's initial investment is $9,550 to reflect the maximum
4.50% initial sales charge.

** Class returns would have been lower, along with the ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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4

PORTFOLIO COMMENTARY
Select Bond

Portfolio Manager: David Ells

PERFORMANCE SUMMARY

Select Bond returned -1.98%* for the six months ended September 30, 2008. By comparison, its benchmark, the Citigroup US Broad Investment-Grade (BIG) Bond
Index, returned -1.30%. See page 3 for additional performance comparisons.
Portfolio returns reflect operating expenses, while Citigroup index returns do not.

The portfolio's performance reflected a period of extreme volatility in interest rates and returns, particularly for credit-sensitive bonds (see page
2). Select Bond underperformed its benchmark largely because it tends to hold more corporate securities than does the index.

CORPORATE BONDS DROVE UNDERPERFORMANCE

The key to the portfolio's relative return was its sector allocation. Relative to the Citigroup BIG Index, the portfolio had an overweight position in higher-yielding "spread products" (meaning they trade at a premium, or
"spread," over Treasuries), including corporate securities. Unfortunately, corporates badly underperformed Treasuries--the turmoil in financial markets has been particularly hard on many types of spread products because of risk aversion, deleveraging, forced selling, and a lack of liquidity. That has resulted in indiscriminate selling, affecting "good" and "bad" corporates alike. The financials sector of the corporate market also suffered defaults when Lehman Brothers filed for bankruptcy. The portfolio had limited exposure to Lehman Brothers, representing less than 1% of total assets.

However, we mitigated some of the poor performance of the corporate slice by holding shorter-term, higher-quality corporate bonds in more defensive sectors of the economy.

OTHER DETRACTORS: TIPS, CURVE TRADES

It also hurt relative return for the six months to hold a portion of Select
Bond's Treasury allocation in Treasury inflation-protected securities (TIPS).
We liked TIPS, which performed well for much of 2007 and into 2008, because of global economic growth and record-high commodity prices. In addition, many of the policies pursued by the Federal Reserve are ultimately inflationary. But the spreading credit crisis began to weigh on global growth and send commodity prices tumbling. As a result, TIPS trailed plain-vanilla Treasury bonds.

Portfolio at a Glance
                                  As of 9/30/08   As of 3/31/08
Weighted Average Life               6.7 years       6.7 years
Average Duration (effective)        3.2 years       4.1 years

Yields as of September 30, 2008
30-day SEC Yield
Investor Class                            5.20%
Institutional Class                       5.38%
A Class                                   4.70%
B Class                                   4.15%
C Class                                   4.18%
R Class                                   4.67%

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied, returns would be lower than those shown. Total returns for periods less than one year are not annualized.

------
5

Select Bond

We also implemented a yield curve steepening trade using European bonds early in 2008. But rather than steepen, the yield curve for these bonds inverted
(that is, yields on short-term securities rose above those on longer-term notes and bonds). We closed out that position, but not before it detracted modestly from relative results.

POSITIVE CONTRIBUTORS: MORTGAGE ALLOCATION, DURATION

The primary positive contributor to performance was a sizable overweight position in mortgage-backed securities (MBS). Despite volatility in interest rates and the housing market, MBS managed modest but positive returns, making them the best-performing segment of the market for the six months. However, we should point out that a portion of our mortgage exposure was in collateralized mortgage obligations (CMOs). CMOs are structured mortgage securities, which we liked for their more stable cash flows during a period of sharp interest rate volatility. But non-agency CMOs actually underperformed traditional passthrough MBS for the six months.

It also helped performance to manage the portfolio's duration (price sensitivity to interest rate changes) conservatively. In particular, Select
Bond had a relatively short duration when interest rates rose sharply in April and May.

OUTLOOK

"We are in a remarkable period where the capital markets are in a state of seizure," said Portfolio Manager David Ells. "The root cause of the decline in asset prices is the bursting of the housing bubble, and we believe the problems we're witnessing are likely to continue until home prices begin to bottom out. We'll also have to see leverage flushed out of the system, which will be very painful for the levered players. Unfortunately, the spillover into the non-financial segments of the economy means a recession seems inevitable, with the only real questions being duration and magnitude."

"In that environment, we'll continue to position the portfolio defensively and look to keep performance within arm's reach of our benchmark, looking for opportunities to purchase good assets at significant discounts," Ells concluded.

Types of Investments in Portfolio
                                    % of net assets as of   % of net assets as of
                                           9/30/08                 3/31/08
Mortgage-Backed Securities                  37.2%                   32.1%
Corporate Bonds                             31.5%                   34.0%
Collateralized Mortgage
Obligations                                 11.3%                   10.6%
U.S. Treasury Securities                    5.7%                     8.0%
Commercial Mortgage-Backed
Securities                                  3.7%                     3.6%
Asset-Backed Securities                     3.3%                     4.4%
Sovereign Governments & Agencies            1.6%                     0.8%
U.S. Government Agency Securities           1.4%                     1.3%
Commercial Paper                            0.8%                     4.4%
Municipal Securities                        0.2%                      --
Temporary Cash Investments                  2.6%                      --
Other Assets and Liabilities                0.7%                     0.8%

Portfolio Composition by Credit Rating
                                   % of fund investments    % of fund investments
                                       as of 9/30/08            as of 3/31/08
AAA                                         71%                      66%
AA                                           3%                      3%
A                                            9%                      10%
BBB                                         14%                      18%
BB or lower                                  3%                      3%

------
6

PERFORMANCE
High-Yield Bond

Total Returns as of September 30, 2008
                                               Average Annual Returns
                       6                              10        Since     Inception
                       months(1)    1 year   5 years  years   Inception      Date

A CLASS(2)
 No sales charge*        -6.24%    -10.10%    3.97%   3.96%     4.38%
 With sales
 charge*                -10.52%    -14.15%    3.01%   3.48%     3.96%      3/31/97

CITIGROUP HIGH-YIELD
CASH-PAY INDEX           -7.64%    -11.18%    4.18%   4.72%     5.14%         --

Investor Class(2)        -6.13%     -9.88%     --       --      -0.17%      4/3/06

Institutional
Class(2)                 -6.03%     -9.70%     --       --      0.03%       4/3/06

B Class(2)
 No sales charge*        -6.60%    -10.66%    3.24%   3.26%     3.67%
 With sales
 charge*                -11.60%    -14.66%    3.06%   3.26%     3.67%      3/31/97

C Class(2)
 No sales charge*        -6.60%    -10.78%     --       --      -1.16%
 With sales
 charge*                 -7.50%    -10.78%     --       --      -1.16%      4/3/06

R Class(2)               -6.36%    -10.33%     --       --      -0.66%      4/3/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

High-Yield Bond acquired all of the net assets of the Mason Street High Yield
Bond Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 23, 2006. Performance information prior to April 1, 2006 is that of the Mason Street High Yield Bond Fund.

(1) Total returns for periods less than one year are not annualized.

(2) Class returns would have been lower if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
7

High-Yield Bond

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 1998*

One-Year Returns Over 10 Years
Periods ended September 30
               1999    2000     2001      2002     2003     2004     2005    2006    2007     2008

A Class**
(no sales
charge)       2.78%   1.88%    -4.15%    -4.80%   27.04%   13.60%   4.80%   6.30%   6.81%   -10.10%

Citigroup
High-Yield
Cash-Pay
Index         3.01%   1.22%    -3.40%    -2.71%   31.89%   12.34%   6.33%   7.50%   7.60%   -11.18%

* High-Yield Bond A Class's initial investment is $9,550 to reflect the maximum 4.50% initial sales charge.

** Class returns would have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
8

PORTFOLIO COMMENTARY
High-Yield Bond

Portfolio Manager: Andrew Wassweiler

PERFORMANCE SUMMARY

High-Yield Bond returned -6.24%* for the six months ended September 30, 2008.
By comparison, the Lipper High Current Yield Funds category average and
Citigroup High-Yield Cash-Pay Index returns were -6.60%** and -7.64%, respectively. See page 7 for additional performance comparisons. Portfolio and
Lipper returns reflect operating expenses, while the Citigroup index returns do not.

The portfolio held up better than the index and Lipper average because of its bias toward higher-rated bonds in less cyclical, more defensive issuers and sectors.

NEGATIVE HIGH-YIELD RETURNS

The unprecedented events sweeping capital markets sent high-yield bonds reeling, and led to the market's worst month ever in September, according to analysts at Merrill Lynch. The fallout from the credit crisis led to massive redemptions, deleveraging, and forced selling for hedge funds and other large high-yield market players. Those negative technical factors simply overwhelmed the market in the last six months. In that environment, the spread (yield over
Treasuries) on the high-yield market approached a record high.

In terms of returns by quality, all credit tranches had negative returns, though higher-rated bonds held up best, while those rated CCC suffered double-digit losses. Looking at returns by sector, bonds in more defensive segments such as health care did best, while securities related to finance or economically sensitive industries generally performed worst.

KEY CONTRIBUTION: CREDIT ALLOCATION

The portfolio's outperformance of the index and its peers is primarily attributable to our bias toward higher-quality bonds, which we preferred because of the prevailing economic and market environment. The portfolio has maintained an overweight position in bonds rated BB and higher for some time.
That helped relative return as the CCC portion of the Citigroup index declined almost 11%, while BB bonds fell a little less than 4% for the six months.

Portfolio at a Glance
                                  As of 9/30/08   As of 3/31/08
Weighted Average Life               6.6 years       6.6 years
Average Duration (effective)        4.2 years       4.4 years

Yields as of September 30, 2008(1)
30-day SEC Yield
Investor Class                            9.58%
Institutional Class                       9.80%
A Class                                   8.88%
B Class                                   8.47%
C Class                                   8.50%
R Class                                   9.04%

(1) The yields presented reflect the waiver of a portion of the class's management fees. Without such waiver, the 30-day yields would have been lower.

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied or if management fees had not been waived, returns would be lower than those shown. Total returns for periods less than one year are not annualized.

** The Lipper High Current Yield Funds category average returned -10.99%,
3.59% and 3.59% for the one-, five-, and 10- year periods ended September 30,
2008, respectively.

  Data provided by Lipper Inc. -- A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

------
9

High-Yield Bond

In addition, we've been adding select investment-grade (BBB-rated) bonds in recent months. These securities were available at high-yield spreads because of all the volatility and dislocations in the market. This contributed to relative results because investment-grade bonds held up better than high-yield corporates. It also helped that we allowed cash from coupon payments and bond maturities to build, with an eye toward adding securities we believe have been oversold in the current crisis.

SECTOR SELECTION MIXED

Our sector allocation had a mixed effect. On the one hand, performance benefited from an underweight position in automotive and finance bonds, which were the two poorest-performing segments of the high-yield market. On the other hand, it hurt to hold an overweight position in casinos and publishing.
We liked casinos because they typically act as defensive investments during economic downturns; unfortunately, these bonds lagged because of concern about excessive leverage, overbuilding, and competition. Printers underperformed because of worry about the technological transformation of the industry and ad spending due to the rise of internet publishing.

OUTLOOK

"This is a challenging period in the high-yield market," said Portfolio
Manager Andrew Wassweiler, "because forced selling and deleveraging by hedge funds mean there's an oversupply of bonds being shopped to very few buyers.
The only way to clear the market under those conditions is for prices to come down. As a result, it's hard to see a sustained rally in high-yield until those sales are completed. In addition, a deteriorating economic environment means we're likely to see defaults rise going forward."

"But there are some positives to point to, starting with the fact that the yield over Treasuries is nearly as high as it has ever been. In addition, this indiscriminate selling is presenting long-term, patient investors with opportunities to buy well-structured credits at very attractive levels. Our goal is to be on the other side of those forced sales, adding bonds with compelling risk/reward profiles. We expect to put our modest cash position to work in these sorts of deals in coming months," concluded Wassweiler.

Top Five Industries as of September 30, 2008
                                        % of net assets as    % of net assets as
                                            of 9/30/08            of 3/31/08
Oil, Gas & Consumable Fuels                   11.6%                  11.2%
Media                                          8.7%                  8.6%
Hotels, Restaurants & Leisure                  6.9%                  7.0%
Independent Power Producers & Energy
Traders                                        5.1%                  4.0%
Diversified Telecommunication
Services                                       4.4%                  3.5%

Portfolio Composition by Credit Rating
                                            % of fund              % of fund
                                        investments as of      investments as of
                                             9/30/08                3/31/08
AAA                                             9%                    8%
AA                                              1%                    --
A                                               1%                    --
BBB                                             1%                    1%
BB                                             49%                    49%
B                                              33%                    34%
CCC or lower                                    6%                    8%

------
10

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
11

                                                   Expenses Paid
                     Beginning        Ending           During         Annualized
                   Account Value      Account        Period(1)         Expense
                       4/1/08      Value 9/30/08  4/1/08 - 9/30/08     Ratio(1)
Select Bond

ACTUAL

Investor Class         $1,000         $981.50          $3.08            0.62%

Institutional
Class                  $1,000         $982.40          $2.09            0.42%

A Class                $1,000         $980.20          $4.32            0.87%

B Class                $1,000         $976.50          $8.03            1.62%

C Class                $1,000         $976.60          $8.03            1.62%

R Class                $1,000         $979.00          $5.56            1.12%

HYPOTHETICAL

Investor Class         $1,000        $1,021.96         $3.14            0.62%

Institutional
Class                  $1,000        $1,022.96         $2.13            0.42%

A Class                $1,000        $1,020.71         $4.41            0.87%

B Class                $1,000        $1,016.95         $8.19            1.62%

C Class                $1,000        $1,016.95         $8.19            1.62%

R Class                $1,000        $1,019.45         $5.67            1.12%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
12

                                                     Expenses Paid
                                                        During
                       Beginning        Ending         Period(1)      Annualized
                        Account     Account Value      4/1/08 -         Expense
                      Value 4/1/08     9/30/08          9/30/08        Ratio(1)
High-Yield Bond

ACTUAL

Investor Class
(after waiver)(2)        $1,000        $938.70           $3.89           0.80%

Investor Class
(before waiver)          $1,000       $938.70(3)         $4.23           0.87%

Institutional Class
(after waiver)(2)        $1,000        $939.70           $2.92           0.60%

Institutional Class
(before waiver)          $1,000       $939.70(3)         $3.26           0.67%

A Class (after
waiver)(2)               $1,000        $937.60           $5.10           1.05%

A Class (before
waiver)                  $1,000       $937.60(3)         $5.44           1.12%

B Class (after
waiver)(2)               $1,000        $934.00           $8.73           1.80%

B Class (before
waiver)                  $1,000       $934.00(3)         $9.07           1.87%

C Class (after
waiver)(2)               $1,000        $934.00           $8.73           1.80%

C Class (before
waiver)                  $1,000       $934.00(3)         $9.07           1.87%

R Class (after
waiver)(2)               $1,000        $936.40           $6.31           1.30%

R Class (before
waiver)                  $1,000       $936.40(3)         $6.65           1.37%

HYPOTHETICAL

Investor Class
(after waiver)(2)        $1,000       $1,021.06          $4.05           0.80%

Investor Class
(before waiver)          $1,000       $1,020.71          $4.41           0.87%

Institutional Class
(after waiver)(2)        $1,000       $1,022.06          $3.04           0.60%

Institutional Class
(before waiver)          $1,000       $1,021.71          $3.40           0.67%

A Class (after
waiver)(2)               $1,000       $1,019.80          $5.32           1.05%

A Class (before
waiver)                  $1,000       $1,019.45          $5.67           1.12%

B Class (after
waiver)(2)               $1,000       $1,016.04          $9.10           1.80%

B Class (before
waiver)                  $1,000       $1,015.69          $9.45           1.87%

C Class (after
waiver)(2)               $1,000       $1,016.04          $9.10           1.80%

C Class (before
waiver)                  $1,000       $1,015.69          $9.45           1.87%

R Class (after
waiver)(2)               $1,000       $1,018.55          $6.58           1.30%

R Class (before
waiver)                  $1,000       $1,018.20          $6.93           1.37%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended September 30, 2008, the class received a partial waiver of its management fee.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

------
13

SCHEDULE OF INVESTMENTS
Select Bond

SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount                                                             Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 37.2%

    $ 586,794  FHLMC, 4.50%, 5/1/19                                      $ 575,781
      276,721  FHLMC, 5.00%, 10/1/19                                       276,326
      747,170  FHLMC, 5.00%, 11/1/19                                       746,105
       58,323  FHLMC, 5.50%, 11/1/19                                        59,034
      109,920  FHLMC, 5.50%, 11/1/19                                       111,261
       73,339  FHLMC, 5.50%, 11/1/19                                        74,234
       71,381  FHLMC, 5.50%, 11/1/19                                        72,251
       87,395  FHLMC, 5.50%, 11/1/19                                        88,461
       74,168  FHLMC, 5.50%, 12/1/19                                        75,073
       22,930  FHLMC, 5.00%, 2/1/20                                         22,826
       44,149  FHLMC, 5.00%, 2/1/20                                         43,948
      305,661  FHLMC, 5.50%, 3/1/20                                        308,530
       98,898  FHLMC, 5.50%, 3/1/20                                         99,826
      143,672  FHLMC, 5.50%, 3/1/20                                        145,020
      153,934  FHLMC, 5.00%, 5/1/20                                        153,234
       82,239  FHLMC, 5.00%, 5/1/20                                         81,864
       26,606  FHLMC, 5.00%, 5/1/20                                         26,485
      121,266  FHLMC, 4.00%, 10/1/20                                       115,617
      487,585  FHLMC, 5.50%, 6/1/35                                        485,763
    1,814,303  FHLMC, 5.00%, 11/1/35                                     1,770,432
    1,290,000  FHLMC, 6.00%, 8/1/37                                      1,307,291
    3,476,001  FHLMC, 6.50%, 12/1/37                                     3,568,563
    1,561,000  FHLMC, 6.00%, 1/1/38                                      1,582,899
        6,000  FHLMC, 6.50%, 9/1/38                                          6,159
      307,044  FNMA, 5.32%, 4/1/14                                         307,613
      253,000  FNMA, 5.38%, 1/1/17                                         255,409
      125,441  FNMA, 4.00%, 6/1/19                                         120,068
      919,124  FNMA, 4.50%, 6/1/19                                         903,022
      732,771  FNMA, 4.50%, 8/1/19                                         719,935
       83,115  FNMA, 6.00%, 10/1/19                                         84,778
      103,375  FNMA, 4.50%, 12/1/19                                        101,564
      169,093  FNMA, 5.00%, 3/1/20                                         169,148
      161,253  FNMA, 5.00%, 3/1/20                                         160,801
      127,333  FNMA, 5.00%, 4/1/20                                         126,976
       40,973  FNMA, 5.00%, 5/1/20                                          40,858
      187,097  FNMA, 5.00%, 5/1/20                                         186,572
      320,008  FNMA, 5.00%, 5/1/20                                         319,111
      446,347  FNMA, 4.50%, 7/1/20                                         437,133
      395,602  FNMA, 5.50%, 9/1/34                                         395,360
      534,530  FNMA, 6.00%, 10/1/34                                        543,539
      487,075  FNMA, 6.00%, 11/1/34                                        494,974
      305,204  FNMA, 5.50%, 3/1/35                                         304,826
       57,185  FNMA, 5.50%, 3/1/35                                          57,114
       39,599  FNMA, 5.50%, 3/1/35                                          39,550
      275,924  FNMA, 5.50%, 3/1/35                                         275,583
       86,113  FNMA, 5.50%, 3/1/35                                          86,007

Principal Amount                                                             Value

    $ 369,506  FNMA, 5.00%, 4/1/35                                       $ 360,687
       40,119  FNMA, 6.00%, 5/1/35                                          40,700
       40,683  FNMA, 6.00%, 6/1/35                                          41,273
        8,687  FNMA, 6.00%, 6/1/35                                           8,813
    1,233,716  FNMA, 5.00%, 7/1/35                                       1,204,271
      249,920  FNMA, 5.50%, 7/1/35                                         249,611
      222,806  FNMA, 6.00%, 7/1/35                                         226,036
      397,383  FNMA, 5.50%, 8/1/35                                         396,892
      548,981  FNMA, 5.50%, 9/1/35                                         548,302
      497,492  FNMA, 5.50%, 9/1/35                                         496,877
      282,778  FNMA, 5.50%, 9/1/35                                         282,429
      115,474  FNMA, 5.50%, 9/1/35                                         115,331
      263,041  FNMA, 5.50%, 9/1/35                                         262,716
      431,147  FNMA, 5.00%, 10/1/35                                        420,856
    1,129,046  FNMA, 5.50%, 10/1/35                                      1,127,651
      187,681  FNMA, 6.00%, 10/1/35                                        190,402
    1,677,361  FNMA, 5.50%, 11/1/35                                      1,675,289
      418,626  FNMA, 5.50%, 11/1/35                                        418,108
      384,188  FNMA, 6.00%, 9/1/36                                         389,638
      764,754  FNMA, 5.50%, 2/1/38                                         763,407
    2,290,096  FNMA, 5.50%, 2/1/38(2)                                    2,291,412
    3,911,229  FNMA, 5.50%, 4/1/38(2)                                    3,903,952
      991,418  FNMA, 6.00%, 6/1/38                                       1,005,326
      107,092  GNMA, 5.50%, 2/15/32                                        107,582
      183,238  GNMA, 5.50%, 2/15/32                                        184,076
                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $34,606,716)                                                      34,638,561
                                                                       -----------

Corporate Bonds -- 31.5%

AEROSPACE & DEFENSE -- 1.2%
       20,000  BAE Systems Holdings Inc., 5.20%, 8/15/15(3)                 18,701
      119,000  General Dynamics Corp., 4.25%, 5/15/13                      118,478
      370,000  L-3 Communications Corp., 6.375%, 10/15/15                  342,250
       75,000  Lockheed Martin Corp., Series 2006 B, 6.15%,
               9/1/36                                                       71,495
      462,000  Raytheon Company, 5.50%, 11/15/12                           471,330
       50,000  United Technologies Corp., 6.35%, 3/1/11                     52,945
                                                                       -----------
                                                                         1,075,199
                                                                       -----------
AUTO COMPONENTS -- 0.2%
      104,000  Johnson Controls, Inc., 5.50%, 1/15/16                       99,311
       63,000  Johnson Controls, Inc., 6.00%, 1/15/36                       54,049
                                                                       -----------
                                                                           153,360
                                                                       -----------

------
14

Select Bond

Principal Amount                                                             Value

AUTOMOBILES -- 0.4%
    $ 315,000  Daimler Finance N.A. LLC, 5.75%, 5/18/09                  $ 315,349
       25,000  Daimler Finance N.A. LLC, 8.50%, 1/18/31                     25,132
                                                                       -----------
                                                                           340,481
                                                                       -----------
BEVERAGES -- 0.9%
        5,000  Anheuser-Busch Companies, Inc., 4.50%, 4/1/18                 3,958
       25,000  Anheuser-Busch Companies, Inc., 5.75%, 4/1/36                18,467
       50,000  Bottling Group, LLC, 4.625%, 11/15/12                        49,244
       85,000  Coca-Cola Co. (The), 5.35%, 11/15/17                         84,180
      160,000  Constellation Brands Inc., 7.25%, 9/1/16                    148,000
       60,000  Dr Pepper Snapple Group, Inc., 6.82%, 5/1/18(3)              58,015
       15,000  Dr Pepper Snapple Group, Inc., 7.45%, 5/1/38                 14,488
       78,000  Fortune Brands Inc., 5.375%, 1/15/16                         70,941
       45,000  PepsiCo, Inc., 4.65%, 2/15/13                                45,717
       15,000  PepsiCo, Inc., 5.00%, 6/1/18                                 14,510
      285,000  SABMiller plc, 6.20%, 7/1/11(3)                             292,615
                                                                       -----------
                                                                           800,135
                                                                       -----------
CAPITAL MARKETS -- 1.5%
      115,000  Bank of New York Mellon Corp. (The), 4.95%, 11/1/12         109,443
       45,000  Bear Stearns Companies Inc. (The), 7.25%, 2/1/18             43,379
        5,000  Credit Suisse (Guernsey) Ltd., VRN, 5.86%, 5/15/17            3,789
      210,000  Credit Suisse (New York), 5.00%, 5/15/13                    194,801
       20,000  Credit Suisse (New York), 5.75%, 2/15/18                     17,454
       10,000  Eaton Vance Corp., 6.50%, 10/2/17                             9,817
      387,000  Goldman Sachs Group, Inc. (The), 5.15%, 1/15/14             318,186
       25,000  Lehman Brothers Holdings Inc., 4.80%, 3/13/14(4)(8)           3,250
       20,000  Lehman Brothers Holdings Inc., 6.50%, 7/19/17(4)(8)             100
       20,000  Lehman Brothers Holdings Inc., 5.875%, 11/15/17(4)(8)         2,600
       40,000  Lehman Brothers Holdings Inc., 6.875%, 5/2/18(4)(8)           5,200
       75,000  Lehman Brothers Holdings Inc., 7.00%, 9/27/27(4)(8)           9,750

Principal Amount                                                             Value

    $ 220,000  Merrill Lynch & Co., Inc., 6.40%, 8/28/17                 $ 190,591
       20,000  Merrill Lynch & Co., Inc., 6.22%, 9/15/26                    15,000
       90,000  Morgan Stanley, 6.625%, 4/1/18                               59,653
       90,000  Morgan Stanley, 6.25%, 8/9/26                                55,042
       80,000  Northern Trust Corp., 5.30%, 8/29/11                         81,503
      250,000  State Street Bank & Trust Co., 5.30%, 1/15/16               227,650
                                                                       -----------
                                                                         1,347,208
                                                                       -----------
CHEMICALS(5)
       10,000  Dow Chemical Co. (The), 5.70%, 5/15/18                        9,228
       10,000  Monsanto Co., 5.125%, 4/15/18                                 9,529
                                                                       -----------
                                                                            18,757
                                                                       -----------
COMMERCIAL BANKS -- 2.0%
      422,000  Bank One Corp., 5.25%, 1/30/13                              398,880
      114,000  Deutsche Bank Capital Funding Trust VII, VRN, 5.63%,
               1/19/16(3)                                                   87,388
       45,000  Fifth Third Bancorp, 8.25%, 3/1/38                           34,149
      250,000  M&I Marshall & Ilsley Bank, 5.15%, 2/22/12                  227,562
      195,000  PNC Financial Services Group, Inc., VRN, 8.25%,
               5/21/13                                                     182,736
       60,000  PNC Funding Corp., 5.625%, 2/1/17                            53,237
       75,000  U.S. Bank N.A., 4.80%, 4/15/15                               73,012
       93,000  UnionBanCal Corp., 5.25%, 12/16/13                           88,417
      380,000  Wachovia Corp., 5.35%, 3/15/11                              320,571
       45,000  Wells Fargo & Co., 5.625%, 12/11/17                          41,429
      200,000  Wells Fargo Capital XIII, VRN, 7.70%, 3/26/13               174,540
      279,000  Zions Bancorporation, 5.50%, 11/16/15                       159,320
                                                                       -----------
                                                                         1,841,241
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
      110,000  Waste Management, Inc., 6.10%, 3/15/18                      102,910
                                                                       -----------
COMPUTERS & PERIPHERALS -- 0.1%
       70,000  Seagate Technology HDD Holdings, 6.80%, 10/1/16              61,600
                                                                       -----------

------
15

Select Bond

Principal Amount                                                             Value

CONSTRUCTION MATERIALS -- 0.1%
     $ 75,000  CRH America, Inc., 6.00%, 9/30/16                          $ 64,732
       30,000  CRH America, Inc., 8.125%, 7/15/18                           29,481
                                                                       -----------
                                                                            94,213
                                                                       -----------
CONSUMER FINANCE -- 0.4%
       15,000  General Electric Capital Corp., 5.875%, 1/14/38              11,065
      195,000  GMAC LLC, 6.00%, 12/15/11                                    86,825
      285,000  SLM Corp., 5.45%, 4/25/11                                   199,582
       10,000  SLM Corp., 5.375%, 1/15/13                                    6,556
       50,000  SLM Corp., 5.375%, 5/15/14                                   31,016
                                                                       -----------
                                                                           335,044
                                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.0%
      195,000  BA Covered Bond Issuer, 5.50%, 6/14/12(3)                   200,190
      250,000  Bank of America Corp., 5.65%, 5/1/18                        210,945
       30,000  Bank of America Corp., VRN, 8.00%, 1/30/18                   23,777
       30,000  Barrick North America Finance LLC, 6.80%, 9/15/18            28,540
       20,000  Capmark Financial Group Inc., 6.30%, 5/10/17                  7,868
       20,000  Citigroup Capital XXI, VRN, 8.30%, 12/21/37                  14,906
      140,000  Citigroup Inc., 5.125%, 5/5/14                              115,185
       65,000  Citigroup Inc., 6.125%, 11/21/17                             55,177
       50,000  Citigroup Inc., 6.125%, 5/15/18                              41,471
      276,000  International Lease Finance Corp., 4.75%, 1/13/12           189,348
       30,000  NiSource Finance Corp., 6.80%, 1/15/19                       27,299
                                                                       -----------
                                                                           914,706
                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.8%
      159,000  AT&T Corp., 7.30%, 11/15/11                                 165,220
      224,000  AT&T Corp., 8.00%, 11/15/31                                 226,951
       45,000  British Telecommunications plc, 9.125%, 12/15/30             44,908
       85,000  Deutsche Telekom International Finance BV, 5.75%,
               3/23/16                                                      75,889
      105,000  Embarq Corp., 6.74%, 6/1/13                                  92,628
       80,000  Embarq Corp., 7.08%, 6/1/16                                  64,890
       15,000  Embarq Corp., 8.00%, 3/1/36                                  10,730
      125,000  France Telecom SA, 8.50%, 3/1/31                            135,669

Principal Amount                                                             Value

    $ 210,000  Sprint Capital Corp., 8.375%, 3/14/12                     $ 189,135
       62,000  Sprint Capital Corp., 8.75%, 3/15/32                         48,462
      146,000  Telecom Italia Capital SA, 4.00%, 1/14/10                   141,829
      175,000  Telecom Italia Capital SA, 6.20%, 7/18/11                   175,215
      175,000  Verizon Communications Inc., 6.10%, 4/15/18                 161,767
      175,000  Verizon Communications Inc., 5.85%, 9/15/35                 136,903
                                                                       -----------
                                                                         1,670,196
                                                                       -----------
ELECTRIC UTILITIES -- 4.9%
       45,000  Bruce Mansfield Plant Units 1 & 2, 6.85%, 6/1/34             44,777
       60,000  Carolina Power & Light Co., 6.50%, 7/15/12                   61,844
       35,000  Carolina Power & Light Co., 5.15%, 4/1/15                    33,710
       10,000  Commonwealth Edison Co., 6.45%, 1/15/38                       8,767
       15,000  Connecticut Light & Power Co., 5.65%, 5/1/18                 14,193
      634,000  DTE Energy Co., 7.05%, 6/1/11                               645,659
      148,000  Duquesne Light Holdings, Inc., 5.50%, 8/15/15               130,077
       30,000  Entergy Louisiana, LLC, 6.50%, 9/1/18                        28,817
      153,000  Entergy Mississippi Inc., 6.25%, 4/1/34                     130,858
       45,000  Exelon Generation Co. LLC, 6.20%, 10/1/17                    39,586
       20,000  Florida Power & Light Co., 5.625%, 4/1/34                    17,848
      469,000  Florida Power Corp., 4.50%, 6/1/10                          472,883
      339,000  Indiana Michigan Power Co., 5.05%, 11/15/14                 310,324
      135,050  Kiowa Power Partners LLC, 4.81%, 12/30/13(3)                134,719
      123,000  Kiowa Power Partners LLC, 5.74%, 3/30/21(3)                 112,908
       30,000  MidAmerican Energy Holdings Co., 5.95%, 5/15/37              24,569
       80,000  Monongahela Power Co., 5.70%, 3/15/17(3)                     73,638
      292,000  Nevada Power Co., 5.875%, 1/15/15                           277,164
       10,000  Nevada Power Co., 5.95%, 3/15/16                              9,456
      160,000  Oncor Electric Delivery Co., 6.375%, 1/15/15                145,054

------
16

Select Bond

Principal Amount                                                             Value

    $ 110,000  Oncor Electric Delivery Co., 7.00%, 9/1/22                 $ 92,390
       45,000  Pacific Gas & Electric Co., 6.05%, 3/1/34                    39,740
       20,000  Pacific Gas & Electric Co., 5.80%, 3/1/37                    17,068
      371,000  PacifiCorp, 5.45%, 9/15/13                                  366,971
       75,000  PacifiCorp, 5.75%, 4/1/37                                    63,138
       15,000  Potomac Electric Power Co., 6.50%, 11/15/37                  14,442
      373,000  PPL Electric Utilities Corp., 4.30%, 6/1/13                 349,624
       30,000  PPL Energy Supply, LLC, 6.50%, 5/1/18                        27,381
       40,000  PPL Energy Supply, LLC, 6.00%, 12/15/36                      30,049
       45,000  Sierra Pacific Power Co., 6.75%, 7/1/37                      40,445
       25,000  South Carolina Electric & Gas Co., 6.05%, 1/15/38            21,795
      155,000  Southern California Edison Co., 5.00%, 1/15/16              147,176
       15,000  Southern California Edison Co., 5.55%, 1/15/37               13,003
      200,000  Tampa Electric Co., 6.10%, 5/15/18                          186,740
       65,000  Tampa Electric Co., 6.55%, 5/15/36                           56,862
       25,000  Tampa Electric Co., 6.15%, 5/15/37                           20,682
      115,000  Toledo Edison Co. (The), 6.15%, 5/15/37                      93,673
       15,000  Union Electric Co., 6.40%, 6/15/17                           14,316
       15,000  Union Electric Co., 6.70%, 2/1/19                            14,500
      335,000  Virginia Electric and Power Co., 5.25%, 12/15/15            314,672
                                                                       -----------
                                                                         4,641,518
                                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 0.3%
      268,000  Consolidated Natural Gas Co., 5.00%, 12/1/14                247,064
       65,000  Pride International Inc., 7.375%, 7/15/14                    62,400
       10,000  Southern Natural Gas Co., 5.90%, 4/1/17(3)                    8,894
                                                                       -----------
                                                                           318,358
                                                                       -----------
FOOD & STAPLES RETAILING -- 0.2%
      113,000  CVS Caremark Corp., 4.875%, 9/15/14                         105,841
       40,000  CVS Caremark Corp., 6.125%, 8/15/16                          38,706

Principal Amount                                                             Value

     $ 20,000  Delhaize Group, 6.50%, 6/15/17                             $ 18,974
       35,000  Kroger Co. (The), 7.00%, 5/1/18                              34,697
       25,000  Kroger Co. (The), 6.15%, 1/15/20                             22,965
                                                                       -----------
                                                                           221,183
                                                                       -----------
FOOD PRODUCTS -- 1.0%
       85,000  General Mills, Inc., 5.70%, 2/15/17                          82,493
      115,000  H.J. Heinz Co., 5.35%, 7/15/13                              112,925
      473,000  Kellogg Co., 6.60%, 4/1/11                                  491,384
       68,000  Kraft Foods Inc., 6.25%, 6/1/12                              68,426
       40,000  Kraft Foods Inc., 6.50%, 8/11/17                             38,552
       35,000  Kraft Foods Inc., 6.875%, 1/26/39                            31,898
       85,000  Smithfield Foods, Inc., 7.75%, 5/15/13                       71,825
                                                                       -----------
                                                                           897,503
                                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 0.5%
       10,000  Darden Restaurants, Inc., 6.20%, 10/15/17                     8,471
       60,000  Darden Restaurants, Inc., 6.80%, 10/15/37                    44,716
       40,000  Harrah's Operating Co. Inc., 5.75%, 10/1/17                  10,600
      170,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13                147,050
      215,000  Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.,
               6.625%, 12/1/14                                             184,363
       75,000  Yum! Brands, Inc., 6.875%, 11/15/37                          63,356
                                                                       -----------
                                                                           458,556
                                                                       -----------
HOUSEHOLD DURABLES -- 0.1%
       45,000  Centex Corp., 7.875%, 2/1/11                                 42,750
       15,000  D.R. Horton, Inc., 7.875%, 8/15/11                           13,575
       65,000  D.R. Horton, Inc., 5.375%, 6/15/12                           53,625
                                                                       -----------
                                                                           109,950
                                                                       -----------
HOUSEHOLD PRODUCTS -- 0.1%
       55,000  Procter & Gamble Co. (The), 5.55%, 3/5/37                    51,182
                                                                       -----------
INSURANCE(5)
       25,000  Progressive Corp. (The), VRN, 6.70%, 6/15/17                 20,388
       15,000  Prudential Financial, Inc., 5.70%, 12/14/36                  11,086
                                                                       -----------
                                                                            31,474
                                                                       -----------

------
17

Select Bond

Principal Amount                                                             Value

IT SERVICES -- 0.2%
     $ 95,000  Fiserv, Inc., 6.125%, 11/20/12                             $ 92,202
       95,000  Fiserv, Inc., 6.80%, 11/20/17                                91,832
                                                                       -----------
                                                                           184,034
                                                                       -----------
MACHINERY -- 0.2%
      160,000  Case Corp., 7.25%, 1/15/16                                  145,600
                                                                       -----------
MEDIA -- 1.1%
      145,000  Comcast Corp., 5.90%, 3/15/16                               133,017
       15,000  Comcast Corp., 6.50%, 11/15/35                               12,530
       75,000  Comcast Corp., 6.40%, 5/15/38                                60,024
       20,000  Rogers Cable, Inc., 6.25%, 6/15/13                           20,019
      345,000  Rogers Cable, Inc., 5.50%, 3/15/14                          318,928
      125,000  TCI Communications, Inc., 8.75%, 8/1/15                     132,980
      105,000  Time Warner Entertainment Co. L.P., 8.375%, 3/15/23         104,049
       15,000  Time Warner Inc., 6.875%, 6/15/18                            13,354
       50,000  Time Warner Inc., 6.625%, 5/15/29                            39,952
       90,000  Viacom Inc., 5.75%, 4/30/11                                  87,479
       55,000  Viacom Inc., 6.625%, 5/15/11                                 53,538
       15,000  Viacom Inc., 6.125%, 10/5/17                                 13,621
                                                                       -----------
                                                                           989,491
                                                                       -----------
METALS & MINING -- 0.3%
       25,000  Alcoa Inc., 6.75%, 7/15/18                                   24,038
       95,000  Alcoa Inc., 5.72%, 2/23/19                                   84,162
       30,000  Alcoa Inc., 5.90%, 2/1/27                                    24,126
       60,000  Freeport-McMoRan Copper & Gold, Inc., 8.375%, 3/31/17        59,188
       45,000  Rio Tinto Finance USA Ltd., 6.50%, 7/15/18                   42,597
                                                                       -----------
                                                                           234,111
                                                                       -----------
MULTILINE RETAIL -- 0.7%
       63,000  J.C. Penney Corp., Inc., 6.875%, 10/15/15                    59,094
       30,000  J.C. Penney Corp., Inc., 7.95%, 4/1/17                       29,165
       10,000  J.C. Penney Corp., Inc., 5.75%, 2/15/18                       8,416
       20,000  J.C. Penney Corp., Inc., 6.375%, 10/15/36                    15,220
       30,000  Kohl's Corp., 6.25%, 12/15/17                                27,770
       20,000  Kohl's Corp., 6.875%, 12/15/37                               17,240
      302,000  Macys Retail Holdings, Inc., 6.30%, 4/1/09                  299,306

Principal Amount                                                             Value

     $ 65,000  Macys Retail Holdings, Inc., 7.875%, 7/15/15               $ 61,736
        5,000  Macys Retail Holdings, Inc., 6.65%, 7/15/24                   3,946
       15,000  Macys Retail Holdings, Inc., 7.00%, 2/15/28                  12,045
       25,000  Nordstrom, Inc., 7.00%, 1/15/38                              21,771
       50,000  Target Corp., 5.375%, 5/1/17                                 45,931
       20,000  Target Corp., 6.50%, 10/15/37                                18,383
                                                                       -----------
                                                                           620,023
                                                                       -----------
MULTI-UTILITIES -- 2.3%
       25,000  CenterPoint Energy Houston Electric LLC, 5.70%,
               3/15/13                                                      24,327
       30,000  CenterPoint Energy Houston Electric LLC, 6.95%,
               3/15/33                                                      27,251
       10,000  CenterPoint Energy Resources Corp., 6.125%, 11/1/17           8,948
      313,000  CenterPoint Energy Transition Bond Co. II, LLC,
               5.17%, 8/1/19                                               305,782
       35,000  CenterPoint Energy, Inc., 6.50%, 5/1/18                      29,839
      110,000  CMS Energy Corp., 6.875%, 12/15/15                          101,133
       25,000  Consolidated Edison Co. of New York, Inc., Series
               2005 C, 5.375%, 12/15/15                                     23,870
       55,000  Consolidated Edison Co. of New York, Inc., Series
               2006 C, 5.50%, 9/15/16                                       51,918
      834,000  Consumers Energy Co., 4.80%, 2/17/09                        833,916
       15,000  Dominion Resources Inc., 6.40%, 6/15/18                      14,362
       80,000  NiSource Finance Corp., 5.40%, 7/15/14                       73,449
       22,000  NiSource Finance Corp., 5.25%, 9/15/17                       18,242
       15,000  NiSource Finance Corp., 6.40%, 3/15/18                       13,466
       25,000  Northern States Power Co., 5.25%, 10/1/18                    23,145
      115,000  Public Service Co. of Colorado, 5.50%, 4/1/14               114,141
      224,000  Public Service Electric & Gas Co., 5.00%, 1/1/13            221,423
      145,000  Public Service Electric & Gas Co., 5.70%, 12/1/36           126,824
       50,000  Puget Sound Energy, Inc., 6.27%, 3/15/37                     40,396
       20,000  San Diego Gas & Electric Co., 5.30%, 11/15/15                19,445
       15,000  San Diego Gas & Electric Co., 6.125%, 9/15/37                13,878

------
18

Select Bond

Principal Amount                                                             Value

     $ 25,000  SCANA Corp., 6.25%, 4/1/20                                 $ 23,331
       85,000  Xcel Energy Inc., 6.50%, 7/1/36                              76,540
                                                                       -----------
                                                                         2,185,626
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 2.1%
       95,000  Anadarko Finance Co., 7.50%, 5/1/31                          87,159
       10,000  Anadarko Petroleum Corp., 5.95%, 9/15/16                      9,206
       25,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17              21,876
       30,000  Canadian Natural Resources Ltd., 6.45%, 6/30/33              24,086
        5,000  Canadian Natural Resources Ltd., 5.85%, 2/1/35                3,637
       45,000  Canadian Natural Resources Ltd., 6.25%, 3/15/38              34,721
       25,000  Devon Energy Corp., 7.95%, 4/15/32                           25,742
       40,000  El Paso Corp., 7.00%, 6/15/17                                35,912
        5,000  EnCana Corp., 6.625%, 8/15/37                                 4,062
       30,000  EnCana Corp., 6.50%, 2/1/38                                  24,215
      105,000  EnCana Holdings Finance Corp., 5.80%, 5/1/14                100,374
       35,000  Hess Corp., 7.125%, 3/15/33                                  30,738
      105,000  Kinder Morgan Energy Partners, L.P., 7.30%, 8/15/33          95,899
       20,000  Kinder Morgan Energy Partners, L.P., 6.50%, 2/1/37           16,175
      300,000  Kinder Morgan Finance Co., ULC, 5.35%, 1/5/11               284,999
       10,000  Marathon Oil Corp., 6.60%, 10/1/37                            8,435
      118,000  Nexen Inc., 5.875%, 3/10/35                                  88,392
       10,000  Nexen Inc., 6.40%, 5/15/37                                    7,920
       20,000  Pemex Project Funding Master Trust, 6.625%,
               6/15/35(3)                                                   18,370
      100,000  Petro-Canada, 5.95%, 5/15/35                                 79,051
      210,000  Pioneer Natural Resources Co., 6.875%, 5/1/18               187,901
       25,000  Rockies Express Pipeline LLC, 6.85%, 7/15/18(3)              24,041
       35,000  Suncor Energy Inc., 6.50%, 6/15/38                           29,262
       30,000  Suncor Energy Inc., 6.85%, 6/1/39                            26,091
       75,000  Sunoco Inc., 5.75%, 1/15/17                                  71,179
      107,000  Talisman Energy Inc., 5.85%, 2/1/37                          80,361
      220,000  Tesoro Corp., 6.25%, 11/1/12                                193,600
      200,000  Tesoro Corp., 6.50%, 6/1/17                                 161,000
       20,000  Valero Energy Corp., 6.125%, 6/15/17                         18,751

Principal Amount                                                             Value

    $ 105,000  Valero Energy Corp., 6.625%, 6/15/37                       $ 90,661
       30,000  XTO Energy Inc., 5.30%, 6/30/15                              27,934
       35,000  XTO Energy Inc., 6.50%, 12/15/18                             32,524
       15,000  XTO Energy Inc., 6.75%, 8/1/37                               13,318
                                                                       -----------
                                                                         1,957,592
                                                                       -----------
PAPER & FOREST PRODUCTS -- 0.1%
       70,000  International Paper Co., 7.95%, 6/15/18                      68,897
       20,000  Weyerhaeuser Co., 6.875%, 12/15/33                           17,388
                                                                       -----------
                                                                            86,285
                                                                       -----------
PHARMACEUTICALS -- 0.2%
        5,000  Bristol-Myers Squibb Co., 5.875%, 11/15/36                    4,409
       40,000  Bristol-Myers Squibb Co., 6.125%, 5/1/38                     36,365
       45,000  GlaxoSmithKline Capital Inc., 5.65%, 5/15/18                 42,802
       90,000  Wyeth, 5.50%, 2/1/14                                         89,316
       60,000  Wyeth, 5.95%, 4/1/37                                         54,135
                                                                       -----------
                                                                           227,027
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.9%
       50,000  AvalonBay Communities Inc., 5.50%, 1/15/12                   48,429
       35,000  BRE Properties, Inc., 5.50%, 3/15/17                         27,889
       35,000  Colonial Realty L.P., 6.05%, 9/1/16                          29,567
      231,000  Developers Diversified Realty Corp., 5.375%, 10/15/12       210,207
       80,000  Duke Realty L.P., 5.95%, 2/15/17                             71,727
       35,000  HCP, Inc., 6.00%, 1/30/17                                    28,023
       15,000  HCP, Inc., 6.70%, 1/30/18                                    12,602
      242,000  iStar Financial Inc., 5.15%, 3/1/12                         121,081
       20,000  iStar Financial Inc., 8.625%, 6/1/13                         10,408
      241,000  ProLogis, 5.50%, 3/1/13                                     225,545
      150,000  ProLogis, 5.75%, 4/1/16                                     130,932
      440,000  Rouse Co. L.P./TRC Co-Issuer Inc., 6.75%, 5/1/13(3)         301,399
      255,000  Simon Property Group L.P., 5.375%, 6/1/11                   251,547
       85,000  Simon Property Group L.P., 5.60%, 9/1/11                     84,071
      190,000  Simon Property Group L.P., 6.10%, 5/1/16                    173,749
                                                                       -----------
                                                                         1,727,176
                                                                       -----------

------
19

Select Bond

Principal Amount                                                             Value

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
     $ 91,000  ERP Operating L.P., 5.25%, 9/15/14                         $ 80,623
       40,000  ERP Operating L.P., 5.75%, 6/15/17                           33,741
                                                                       -----------
                                                                           114,364
                                                                       -----------
ROAD & RAIL -- 0.9%
       10,000  Burlington Northern Santa Fe Corp., 6.15%, 5/1/37             9,132
       15,000  Canadian National Railway Co., 5.85%, 11/15/17               15,094
       10,000  Canadian Pacific Railway Co., 5.95%, 5/15/37                  8,190
       30,000  CSX Corp., 5.60%, 5/1/17                                     26,172
       55,000  CSX Corp., 6.25%, 3/15/18                                    49,866
      671,000  Union Pacific Corp., 7.375%, 9/15/09                        683,831
       55,000  Union Pacific Corp., 5.65%, 5/1/17                           51,128
       25,000  Union Pacific Corp., 5.75%, 11/15/17                         23,180
                                                                       -----------
                                                                           866,593
                                                                       -----------
SPECIALTY RETAIL -- 0.1%
      165,000  Home Depot, Inc. (The), 5.875%, 12/16/36                    116,055
                                                                       -----------
THRIFTS & MORTGAGE FINANCE -- 3.6%
       55,000  Countrywide Financial Corp., 5.80%, 6/7/12                   46,508
       20,000  Countrywide Home Loans, Inc., 4.125%, 9/15/09                18,398
       90,000  Countrywide Home Loans, Inc., 4.00%, 3/22/11                 77,493
    2,813,000  Freddie Mac, 4.875%, 6/13/18(2)                           2,856,499
      425,000  HSBC Finance Corp., 4.125%, 11/16/09                        411,034
       72,000  Residential Capital LLC, 9.625%, 5/15/15(3)                  17,640
                                                                       -----------
                                                                         3,427,572
                                                                       -----------
TOBACCO -- 0.3%
       65,000  Philip Morris International Inc., 5.65%, 5/16/18             60,190
       30,000  Philip Morris International Inc., 6.375%, 5/16/38            26,405
      190,000  Reynolds American Inc., 7.625%, 6/1/16                      188,948
       20,000  Reynolds American Inc., 6.75%, 6/15/17                       18,718
       20,000  Reynolds American Inc., 7.25%, 6/15/37                       19,150
                                                                       -----------
                                                                           313,411
                                                                       -----------

Principal Amount                                                             Value

WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
    $ 160,000  AT&T Mobility LLC, 7.125%, 12/15/31                       $ 151,018
       65,000  Rogers Wireless, Inc., 6.375%, 3/1/14                        62,206
       20,000  Sprint Nextel Corp., 6.00%, 12/1/16                          15,423
      350,000  Vodafone Group plc, 5.50%, 6/15/11                          346,913
                                                                       -----------
                                                                           575,560
                                                                       -----------
TOTAL CORPORATE BONDS
(Cost $32,219,568)                                                      29,255,294
                                                                       -----------

Collateralized Mortgage Obligations(1) -- 11.3%

PRIVATE SPONSOR -- 8.3%
      153,993  Banc of America Alternative Loan Trust, Series
               2006-3, Class 1CB1, 6.00%, 4/25/36                          109,858
      178,650  Banc of America Alternative Loan Trust, Series
               2006-4, Class 4CB1, 6.50%, 5/25/46                          129,854
      245,430  Banc of America Funding Corp., Series 2007-1, Class
               TA1A, VRN, 3.77%, 10/27/08, resets monthly off the
               1-month LIBOR plus 0.06% with no caps                       207,731
      319,967  Banc of America Funding Corp., Series 2007-4, Class
               TA1A SEQ, VRN, 3.80%, 10/25/08, resets monthly off
               the 1-month LIBOR plus 0.09% with no caps                   278,994
      563,000  Banc of America Mortgage Securities, Inc., Series
               2004 G, Class 2A6, VRN, 4.66%, 10/1/08                      553,431
    1,417,000  Bear Stearns Adjustable Rate Mortgage Trust, Series
               2004-4, Class A6, VRN, 3.85%, 10/1/08                     1,406,822
       71,388  Citigroup Mortgage Loan Trust Inc., Series 2004
               NCM2, Class 2CB1 SEQ, 5.50%, 8/25/34                         65,776
      106,368  Citigroup Mortgage Loan Trust Inc., Series 2005-1,
               Class 3A1 SEQ, 6.50%, 4/25/35                                87,956
       99,948  Countrywide Alternative Loan Trust, Series 2003 J1,
               Class 1A8, 5.25%, 10/25/33                                   83,290
      121,161  Countrywide Home Loans Mortgage Pass-Through Trust,
               Series 2005-31, Class 2A1, VRN, 5.48%, 10/25/08             106,105

------
20

Select Bond

Principal Amount                                                             Value

    $ 206,947  Credit Suisse First Boston Mortgage Securities
               Corp., Series 2005-7, Class 6A1, 5.50%, 8/25/20           $ 198,497
      179,907  Credit Suisse Mortgage Capital Certificates, Series
               2007-5, Class 3A9, 6.00%, 8/25/37                           146,290
      228,555  Credit Suisse Mortgage Capital Certificates, Series
               2007-5, Class 3A19, 6.00%, 8/25/37                          185,829
      375,501  First Horizon Alternative Mortgage Securities,
               Series 2004 FA1, Class 1A1 SEQ, 6.25%, 10/25/34             324,075
      110,147  MASTR Asset Securitization Trust, Series 2003-12,
               Class 1A1, 5.25%, 12/25/24                                  105,552
      323,847  Merrill Lynch Alternative Note Asset, Series 2007
               A1, Class A2A, VRN, 3.78%, 10/27/08, resets monthly
               off the 1-month LIBOR plus 0.07% with no caps               207,787
      257,721  TBW Mortgage Backed Pass-Through Certificates,
               Series 2007-1, Class A1, VRN, 3.80%, 10/27/08,
               resets monthly off the 1-month LIBOR plus 0.09% with
               no caps                                                     233,232
      727,485  Thornburg Mortgage Securities Trust, Series 2006-1,
               Class A3, VRN, 3.88%, 10/25/08, resets monthly off
               the 1-month LIBOR plus 0.17% with a cap of 11.00%           722,529
      259,732  Thornburg Mortgage Securities Trust, Series 2006-5,
               Class A1, VRN, 3.83%, 10/27/08, resets monthly off
               the 1-month LIBOR plus 0.12% with no caps                   243,496
      191,822  Thornburg Mortgage Securities Trust, Series 2007-1,
               Class A1, VRN, 2.58%, 10/25/08, resets monthly off
               the 1-month LIBOR plus 0.11% with no caps                   182,539
      308,716  Thornburg Mortgage Securities Trust, Series 2007-2,
               Class A3A, VRN, 2.60%, 10/27/08, resets monthly off
               the 1-month LIBOR plus 0.13% with no caps                   295,774
      126,910  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2006-6, Class 4A, VRN, 6.70%,
               10/1/08                                                     104,909

Principal Amount                                                             Value

    $ 829,000  Wells Fargo Mortgage Backed Securities Trust, Series
               2004 N, Class A6, VRN, 4.00%, 10/1/08                     $ 812,814
      113,628  Wells Fargo Mortgage Backed Securities Trust, Series
               2005-1, Class 2A1, 5.00%, 1/25/20                           109,696
      320,040  Wells Fargo Mortgage Backed Securities Trust, Series
               2005-7, Class A1, 5.25%, 9/25/35                            287,682
      344,183  Wells Fargo Mortgage Backed Securities Trust, Series
               2005-11, Class 1A1, 5.50%, 11/25/35                         309,401
      211,568  Wells Fargo Mortgage Backed Securities Trust, Series
               2006-2, Class 1A1, 5.00%, 3/25/36                           179,027
                                                                       -----------
                                                                         7,678,946
                                                                       -----------
U.S. GOVERNMENT AGENCY -- 3.0%
      232,842  FHLMC, Series 3065, Class TN, 4.50%, 10/15/33               230,919
    1,254,000  FNMA, Alternative Credit Enhancement Structures,
               Series 2006 M1, Class C SEQ, VRN, 5.36%, 10/1/08(2)       1,267,041
      561,588  FNMA, Final Maturity Amortizing Notes, Series
               2004-1, Class 1, 4.45%, 8/25/12                             556,424
      707,801  FNMA, Series 2002 W4, Class A4 SEQ, 6.25%, 5/25/42          738,397
                                                                       -----------
                                                                         2,792,781
                                                                       -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $10,956,636)                                                      10,471,727
                                                                       -----------

U.S. Treasury Securities -- 5.7%

      545,000  U.S. Treasury Bonds, 5.50%, 8/15/28                         619,427
      190,000  U.S. Treasury Bonds, 4.75%, 2/15/37                         202,647
      420,000  U.S. Treasury Bonds, 5.00%, 5/15/37                         465,609
       60,000  U.S. Treasury Bonds, 4.375%, 2/15/38                         60,572
      398,838  U.S. Treasury Inflation Indexed Notes, 2.00%, 4/12/12       399,680
      509,342  U.S. Treasury Inflation Indexed Notes, 2.625%,
               7/15/17                                                     523,708
    1,449,000  U.S. Treasury Notes, 3.50%, 5/31/13                       1,486,017
       53,000  U.S. Treasury Notes, 3.375%, 7/30/13                         54,031

------
21

Select Bond

Principal Amount                                                             Value

   $1,200,000  U.S. Treasury Notes, 3.125%, 8/31/13                    $ 1,210,126
      237,000  U.S. Treasury Notes, 4.00%, 8/15/18                         240,259
                                                                       -----------
TOTAL U.S. TREASURY SECURITIES
(Cost $5,194,403)                                                        5,262,076
                                                                       -----------

Commercial Mortgage-Backed Securities(1) -- 3.7%

PRIVATE SPONSOR -- 2.8%
    5,941,787  Asset Securitization Corp., Series 1997 D5, Class
               PS1, STRIPS - COUPON, VRN, 1.56%, 10/14/08                  225,348
      225,000  Banc of America Commercial Mortgage Inc. STRIPS -
               COUPON, Series 2007-3, Class A4, 5.84%, 5/10/17             191,784
      969,000  Banc of America Commercial Mortgage Inc., Series
               2007-2, Class A4 SEQ, 5.69%, 3/10/17                        832,640
      500,000  Citigroup Commercial Mortgage Trust STRIPS - COUPON,
               Series 2007 C6, Class A4, VRN, 5.89%, 10/10/08              428,634
      270,421  Criimi Mae Commercial Mortgage Trust, Series 1998
               C1, Class B, 7.00%, 6/2/33(3)                               264,651
    2,510,615  DLJ Commercial Mortgage Corp., Series 1998 CF1,
               Class S, STRIPS - COUPON, VRN, 0.91%, 10/1/08                84,786
    2,347,261  DLJ Mortgage Acceptance Corp., Series 1997 CF2,
               Class S, STRIPS - COUPON, VRN, 0.68%, 10/1/08(3)             64,806
       75,061  Greenwich Capital Commercial Funding Corp., Series
               2006 FL4A, Class A1, VRN, 2.58%, 10/6/08, resets
               monthly off the 1-month LIBOR plus 0.09% with no
               caps(3)                                                      67,532
      218,000  Merrill Lynch/Countrywide Commercial Mortgage Trust,
               Series 2007-7, Class A4 SEQ, VRN, 5.75%, 10/1/08            186,768
       92,028  RMF Commercial Mortgage Pass-Through Certificates,
               Series 1997-1, Class F, 7.47%, 1/15/19(3)                    52,769
      210,371  Washington Mutual Commercial Mortgage Securities
               Trust, Series 2003 C1A, Class A SEQ, 3.83%,
               1/25/35(3)                                                  202,862
                                                                       -----------
                                                                         2,602,580
                                                                       -----------

Principal Amount                                                             Value

U.S. GOVERNMENT AGENCY -- 0.9%
    $ 811,904  FHLMC, Series K001, Class A2, VRN, 5.65%, 4/25/16         $ 826,078
                                                                       -----------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $3,663,627)                                                        3,428,658
                                                                       -----------

Asset-Backed Securities(1) -- 3.3%

    2,242,000  AEP Texas Central Transition Funding LLC, Series
               2006 A5 SEQ, 5.31%, 6/14/19                               1,956,609
      795,000  Honda Auto Receivables Owner Trust, Series 2007-2,
               Class A3 SEQ, 5.46%, 5/23/11                                796,482
      176,812  Massachusetts RRB Special Purpose Trust WMECO-1,
               Series 2001-1, Class A, 6.53%, 6/1/15                       183,505
      148,475  Mid-State Trust, Series 1997-6, Class A3 SEQ, 7.54%,
               7/1/35                                                      134,825
                                                                       -----------
TOTAL ASSET-BACKED SECURITIES
(Cost $3,388,532)                                                        3,071,421
                                                                       -----------

Sovereign Governments & Agencies -- 1.6%

   GBP425,000  Government of United Kingdom, 4.75%, 6/7/10                 764,829
     $424,157  Overseas Private Investment Corp., 4.10%, 11/15/14          424,411
      260,000  United Mexican States, 5.625%, 1/15/17                      254,540
       40,000  United Mexican States, 6.05%, 1/11/40                        36,040
                                                                       -----------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $1,563,169)                                                        1,479,820
                                                                       -----------
U.S. Government Agency Securities -- 1.4%

      559,000  Housing Urban Development, 6.08%, 8/1/13                    595,399
      745,000  TVA STRIPS - PRINCIPAL, 0.00%, 4/15/12(6)                   700,613
                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $1,223,351)                                                        1,296,012
                                                                       -----------

Commercial Paper(7) -- 0.8%

      700,000  General Electric Capital Corp., 0.01%, 10/1/08              699,908
(Cost $699,990)
                                                                       -----------

Municipal Securities -- 0.2%

      200,000  Louisiana Public Facilities Auth. System Restoration
               Rev., (Louisiana Utilities Restoration Corp./EGSL),
               Series 2008, Class A3, 6.55%, 8/8/17                        196,242
(Cost $199,946)
                                                                       -----------

------
22

Select Bond

Principal Amount                                                             Value

Temporary Cash Investments -- 2.6%

   $2,200,000  FHLB Discount Notes, 0.10%, 10/1/08(2)(7)               $ 2,200,000
      190,000  FHLB Discount Notes, 2.41%, 10/31/08(7)                     189,925
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $2,389,618)                                                        2,389,925
                                                                       -----------

                                                                             Value
TOTAL INVESTMENT SECURITIES -- 99.3%
(Cost $96,105,556)                                                     $92,189,644
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- 0.7%                                       654,011
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $92,843,655
                                                                       ===========

Futures Contracts
                             Expiration       Underlying Face     Unrealized Gain
   Contracts Purchased          Date          Amount at Value          (Loss)

   35  U.S. Treasury
       2-Year Notes        December 2008        $ 7,470,312          $(25,467)

    5  U.S. Treasury
       5-Year Notes        December 2008          561,172              1,157

   30  U.S. Treasury
       10-Year Notes       December 2008         3,438,750            (18,359)
                                                -----------          ---------
                                                $11,470,234          $(42,669)
                                                ===========          =========

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GBP = British Pound

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for futures contracts.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at September 30, 2008 was $2,001,138, which represented 2.2% of total net assets.

(4) Security is in default.

(5) Industry is less than 0.05% of total net assets.

(6) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective September
30, 2008.

(7) The rate indicated is the yield to maturity at purchase.

(8) Non-income producing.

See Notes to Financial Statements.

------
23

High-Yield Bond

SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount                                                             Value

Corporate Bonds -- 88.4%

AEROSPACE & DEFENSE -- 2.1%
    $ 361,000  BE Aerospace, Inc., 8.50%, 7/1/18                         $ 351,073
      382,000  Bombardier Inc., 8.00%, 11/15/14(1)                         380,090
      360,000  DRS Technologies, Inc., 7.63%, 1/31/18                      378,000
      655,000  L-3 Communications Corp., 7.63%, 6/15/12                    646,813
    1,085,000  L-3 Communications Corp., 6.38%, 10/15/15                 1,003,624
                                                                      ------------
                                                                         2,759,600
                                                                      ------------
AUTO COMPONENTS -- 1.3%
      560,000  American Axle & Manufacturing Inc., 7.88%, 3/1/17           299,600
      360,000  Cooper Tire & Rubber Co., 8.00%, 12/15/19                   275,400
      480,000  Lear Corp., 8.75%, 12/1/16                                  336,000
      513,000  Visteon Corp., 8.25%, 8/1/10                                428,355
      574,000  Visteon Corp., 12.25%, 12/31/16                             347,270
                                                                      ------------
                                                                         1,686,625
                                                                      ------------
AUTOMOBILES -- 1.1%
    1,475,000  Ford Motor Co., 7.45%, 7/16/31                              641,625
      385,000  General Motors Corp., 7.20%, 1/15/11                        227,150
    1,325,000  General Motors Corp., 8.38%, 7/15/33                        536,625
                                                                      ------------
                                                                         1,405,400
                                                                      ------------
BEVERAGES -- 0.9%
      230,000  Constellation Brands Inc., 8.38%, 12/15/14                  228,850
      560,000  Constellation Brands Inc., 7.25%, 9/1/16                    518,000
      450,000  Constellation Brands Inc., 7.25%, 5/15/17                   416,250
                                                                      ------------
                                                                         1,163,100
                                                                      ------------
CAPITAL MARKETS -- 1.0%
      315,000  E*TRADE Financial Corp., 8.00%, 6/15/11                     275,625
       25,000  E*TRADE Financial Corp., 7.38%, 9/15/13                      20,500
      320,000  E*TRADE Financial Corp., 7.88%, 12/1/15                     257,600

Principal Amount                                                             Value

    $ 413,000  LaBranche & Co. Inc., 11.00%, 5/15/12                     $ 390,285
      420,000  Nuveen Investments Inc., 10.50%, 11/15/15(1)                325,500
                                                                      ------------
                                                                         1,269,510
                                                                      ------------
CHEMICALS -- 1.7%
      305,000  Berry Plastics Holding Corp., 8.88%, 9/15/14                239,425
    1,072,000  Hexion US Finance Corp./Hexion Nova Scotia Finance
               ULC, 9.75%, 11/15/14                                        852,240
      385,000  Huntsman International LLC, 7.38%, 1/1/15                   325,325
      432,000  Huntsman LLC, 11.50%, 7/15/12                               442,800
      535,000  Momentive Performance Materials Inc., 9.75%, 12/1/14        425,325
                                                                      ------------
                                                                         2,285,115
                                                                      ------------
COMMERCIAL BANKS -- 0.7%
      290,000  Wachovia Corp., VRN, 7.98%, 3/15/18, resets
               quarterly off the 3-month LIBOR plus 3.77% with no
               caps                                                        121,362
      770,000  Wells Fargo Capital XV, 9.75%, 12/29/49                     747,619
                                                                      ------------
                                                                           868,981
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.8%
      290,000  Allied Waste North America, Inc., 6.13%, 2/15/14            268,250
      689,000  Allied Waste North America, Inc., 7.25%, 3/15/15            663,163
      430,000  Allied Waste North America, Inc., 6.88%, 6/1/17             402,050
      575,000  Iron Mountain Inc., 8.00%, 6/15/20                          554,875
      495,000  WCA Waste Corp., 9.25%, 6/15/14                             467,775
                                                                      ------------
                                                                         2,356,113
                                                                      ------------
CONSTRUCTION MATERIALS -- 1.0%
    1,105,000  FMG Finance Pty Ltd., 10.63%, 9/1/16(1)                   1,088,425
      240,000  Texas Industries Inc., 7.25%, 7/15/13(1)                    210,000
                                                                      ------------
                                                                         1,298,425
                                                                      ------------
CONSUMER FINANCE -- 2.1%
      430,000  Ford Motor Credit Co. LLC, 8.63%, 11/1/10                   305,102
    1,510,000  Ford Motor Credit Co. LLC, 9.88%, 8/10/11                 1,043,195
      630,000  Ford Motor Credit Co. LLC, 8.00%, 12/15/16                  398,849

------
24

High-Yield Bond

Principal Amount                                                             Value

    $ 285,000  General Motors Acceptance Corp., 7.75%, 1/19/10           $ 170,700
      830,000  General Motors Acceptance Corp., 7.25%, 3/2/11              392,819
    1,520,000  General Motors Acceptance Corp., 8.00%, 11/1/31             573,601
                                                                      ------------
                                                                         2,884,266
                                                                      ------------
CONTAINERS & PACKAGING -- 1.6%
      252,000  Cascades Inc., 7.25%, 2/15/13                               197,820
      263,000  Crown Americas LLC/Crown Americas Capital Corp.,
               7.63%, 11/15/13                                             260,370
      415,000  Crown Americas LLC/Crown Americas Capital Corp.,
               7.75%, 11/15/15                                             406,700
      547,000  Graphic Packaging International Corp., 9.50%,
               8/15/13                                                     497,770
      375,000  Norampac Inc., 6.75%, 6/1/13                                283,125
      530,000  Smurfit-Stone Container Enterprises, Inc., 8.38%,
               7/1/12                                                      447,850
                                                                      ------------
                                                                         2,093,635
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 1.2%
      965,000  Education Management LLC/Education Management
               Finance Corp., 10.25%, 6/1/16                               776,825
      100,000  Service Corp. International, 7.38%, 10/1/14                  91,500
      445,000  Service Corp. International, 6.75%, 4/1/15                  390,488
      380,000  Service Corp. International, 6.75%, 4/1/16                  326,800
                                                                      ------------
                                                                         1,585,613
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 3.0%
      285,000  Arch Western Finance LLC, 6.75%, 7/1/13                     269,325
      575,000  Bank of America Corp., VRN, 8.13%, 5/15/18                  465,284
      575,000  Citigroup Inc., VRN, 8.40%, 4/30/18                         392,098
      214,000  Hawker Beechcraft Acquisition Co., LLC/Hawker
               Beechcraft Notes Co., 8.50%, 4/1/15                         196,880
      474,000  Hawker Beechcraft Acquisition Co., LLC/Hawker
               Beechcraft Notes Co., 8.88%, 4/1/15                         431,340
      335,000  Hawker Beechcraft Acquisition Co., LLC/Hawker
               Beechcraft Notes Co., 9.75%, 4/1/17                         301,500
      575,000  JPMorgan Chase & Co., VRN, 7.90%, 4/30/18                   485,375
      504,000  NSG Holdings LLC/NSG Holdings Inc., 7.75%,
               12/15/25(1)                                                 481,320

Principal Amount                                                             Value

    $ 275,000  NXP BV/NXP Funding LLC, 9.50%, 10/15/15                   $ 142,313
      355,000  Pinnacle Foods Finance LLC/Pinnacle Foods Finance
               Corp., 9.25%, 4/1/15                                        291,100
      715,000  Pinnacle Foods Finance LLC/Pinnacle Foods Finance
               Corp., 10.63%, 4/1/17                                       539,825
                                                                      ------------
                                                                         3,996,360
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.4%
    1,060,000  Citizens Communications Co., 9.25%, 5/15/11               1,065,299
    1,085,000  Citizens Communications Co., 9.00%, 8/15/31                 835,450
      375,000  Embarq Corp., 7.08%, 6/1/16                                 304,170
      390,000  Intelsat Ltd., 7.63%, 4/15/12                               296,400
      275,000  Qwest Communications International Inc., 7.50%,
               11/1/08                                                     273,625
      471,000  Qwest Corp., 7.88%, 9/1/11                                  454,515
      124,000  Qwest Corp., 7.50%, 10/1/14                                 107,880
      385,000  Qwest Corp., 7.63%, 6/15/15                                 336,875
      530,000  Qwest Corp., 6.50%, 6/1/17                                  426,650
      390,000  Sprint Capital Corp., 8.38%, 3/14/12                        351,252
      565,000  Windstream Corp., 8.13%, 8/1/13                             539,575
      620,000  Windstream Corp., 8.63%, 8/1/16                             575,050
      360,000  Windstream Corp., 7.00%, 3/15/19                            289,800
                                                                      ------------
                                                                         5,856,541
                                                                      ------------
ELECTRIC UTILITIES -- 4.0%
      815,000  Edison Mission Energy, 7.00%, 5/15/17                       737,575
      949,000  Edison Mission Energy, 7.20%, 5/15/19                       839,865
      561,728  Elwood Energy LLC, 8.16%, 7/5/26                            517,528
      560,000  Energy Future Holdings Corp., 10.88%, 10/31/17(1)           508,200
      345,000  Intergen N.V., 9.00%, 6/30/17(1)                            346,725
      202,000  Sierra Pacific Resources, 8.63%, 3/15/14                    207,877
      575,000  Texas Competitive Electric Holdings Co. LLC,
               10.25%, 11/1/15(1)                                          521,813
    1,720,000  Texas Competitive Electric Holdings Co. LLC,
               10.25%, 11/1/15(1)                                        1,560,899
                                                                      ------------
                                                                         5,240,482
                                                                      ------------

------
25

High-Yield Bond

Principal Amount                                                             Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.4%
    $ 570,000  Flextronics International Ltd., 6.50%, 5/15/13            $ 508,725
       94,000  Flextronics International Ltd., 6.25%, 11/15/14              79,900
                                                                      ------------
                                                                           588,625
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 2.4%
      595,000  Basic Energy Services, Inc., 7.13%, 4/15/16                 532,525
      216,000  Compagnie Generale de Geophysique-Veritas, 7.50%,
               5/15/15                                                     207,360
      360,000  Compagnie Generale de Geophysique-Veritas, 7.75%,
               5/15/17                                                     343,800
      444,000  Complete Production Services, Inc., 8.00%, 12/15/16         424,020
      555,000  Helix Energy Solutions Group, Inc., 9.50%,
               1/15/16(1)                                                  521,700
      560,000  Key Energy Services, Inc., 8.38%, 12/1/14(1)                540,400
      665,000  SESI LLC, 6.88%, 6/1/14                                     581,875
                                                                      ------------
                                                                         3,151,680
                                                                      ------------
FOOD & STAPLES RETAILING -- 1.4%
      410,000  Albertson's, Inc., 7.25%, 5/1/13                            399,750
      180,000  Rite Aid Corp., 8.63%, 3/1/15                                95,400
      275,000  Rite Aid Corp., 9.38%, 12/15/15                             145,750
      240,000  Rite Aid Corp., 10.38%, 7/15/16                             210,000
      540,000  Rite Aid Corp., 7.50%, 2/28/17                              413,100
      612,000  SUPERVALU INC., 7.50%, 11/15/14                             596,700
                                                                      ------------
                                                                         1,860,700
                                                                      ------------
FOOD PRODUCTS -- 0.9%
      453,000  Pilgrim's Pride Corp., 7.63%, 5/1/15                        283,125
      217,000  Pilgrim's Pride Corp., 8.38%, 5/1/17                        103,075
      626,000  Smithfield Foods, Inc., 7.75%, 5/15/13                      528,970
      385,000  Smithfield Foods, Inc., 7.75%, 7/1/17                       304,150
                                                                      ------------
                                                                         1,219,320
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.8%
      521,000  Catalent Pharma Solutions, Inc., 9.50%, 4/15/15             406,380
      640,000  FMC Finance III SA, 6.88%, 7/15/17                          619,200
                                                                      ------------
                                                                         1,025,580
                                                                      ------------

Principal Amount                                                             Value

HEALTH CARE PROVIDERS & SERVICES -- 3.6%
   $1,120,000  Community Health Systems Inc., 8.88%, 7/15/15           $ 1,069,600
      255,000  Fresenius Medical Care Capital Trust IV, 7.88%,
               6/15/11                                                     258,825
      480,000  HCA Inc., 6.75%, 7/15/13                                    405,600
      429,000  HCA Inc., 9.13%, 11/15/14                                   418,275
    1,634,000  HCA Inc., 9.25%, 11/14/16                                 1,593,150
      644,000  HCA Inc., 9.63%, 11/15/16                                   613,410
      485,000  Tenet Healthcare Corp., 7.38%, 2/1/13                       443,775
                                                                      ------------
                                                                         4,802,635
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 6.9%
      375,000  Caesars Entertainment, Inc., 7.88%, 3/15/10                 293,438
      980,000  Caesars Entertainment, Inc., 8.13%, 5/15/11                 583,100
      385,000  Harrah's Operating Co., Inc., 5.50%, 7/1/10                 290,675
      975,000  Harrah's Operating Co. Inc., 10.75%, 2/1/16(1)              502,125
      640,000  Icahn Enterprises L.P./Icahn Enterprises Finance
               Corp., 7.13%, 2/15/13                                       492,800
      940,000  Las Vegas Sands Corp., 6.38%, 2/15/15                       723,799
      370,000  Mandalay Resort Group, 9.38%, 2/15/10                       342,250
      700,000  Mashantucket Western Pequot Tribe, 8.50%,
               11/15/15(1)                                                 458,500
      575,000  MGM Mirage, 8.38%, 2/1/11                                   472,938
      930,000  MGM Mirage, 6.75%, 9/1/12                                   732,374
      915,000  MGM Mirage, 7.50%, 6/1/16                                   672,524
      190,000  Mohegan Tribal Gaming Authority, 8.00%, 4/1/12              162,450
      555,000  Mohegan Tribal Gaming Authority, 6.88%, 2/15/15             385,725
      500,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13                432,500
      290,000  Seminole Hard Rock Entertainment Inc./Seminole Hard
               Rock International LLC, VRN, 5.32%, 12/15/08,
               resets quarterly off the 3-month T-Bill plus 2.50%
               with no caps(1)                                             218,950
      750,000  Station Casinos Inc., 6.00%, 4/1/12                         423,750
      310,000  Station Casinos Inc., 6.88%, 3/1/16                          88,350
      365,000  Station Casinos Inc., 6.63%, 3/15/18                         98,550
      418,000  Universal City Development Partners, 11.75%, 4/1/10         404,938

------
26

High-Yield Bond

Principal Amount                                                             Value

    $ 256,000  Universal City Florida Holding Co. I/II, 8.38%,
               5/1/10                                                    $ 248,320
      718,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
               6.63%, 12/1/14                                              615,685
      485,000  Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.,
               6.63%, 12/1/14                                              415,888
                                                                      ------------
                                                                         9,059,629
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 5.1%
      390,000  AES Corp. (The), 7.75%, 10/15/15                            355,875
      420,000  AES Corp. (The), 8.00%, 10/15/17                            381,150
      385,000  AES Corp. (The), 8.00%, 6/1/20(1)                           338,800
      660,000  Dynegy Holdings Inc., 7.50%, 6/1/15                         561,000
      815,000  Dynegy Holdings Inc., 8.38%, 5/1/16                         713,125
      415,000  Dynegy Holdings Inc., 7.75%, 6/1/19                         334,075
      870,000  Indiantown Cogeneration L.P., 9.77%, 12/15/20               915,744
    1,155,000  Mirant Americas Generation, LLC, 8.50%, 10/1/21             900,899
      480,000  NRG Energy Inc., 7.25%, 2/1/14                              446,400
      375,000  NRG Energy Inc., 7.38%, 2/1/16                              338,438
      798,000  NRG Energy Inc., 7.38%, 1/15/17                             728,175
      955,000  Reliant Energy, Inc., 7.63%, 6/15/14                        721,025
                                                                      ------------
                                                                         6,734,706
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 0.9%
    1,185,000  Stena AB, 7.50%, 11/1/13                                  1,158,338
                                                                      ------------
INSURANCE -- 0.6%
      398,000  Crum & Forster Holdings Corp., 7.75%, 5/1/17                348,250
      420,000  UnumProvident Finance Co. plc, 6.85%, 11/15/15              405,329
                                                                      ------------
                                                                           753,579
                                                                      ------------
INTERNET & CATALOG RETAIL -- 0.2%
      360,000  Expedia, Inc., 8.50%, 7/1/16(1)                             325,800
                                                                      ------------
IT SERVICES -- 1.4%
      655,000  First Data Corp., 9.88%, 9/24/15                            514,994
      475,000  Sabre Holdings Corp., 8.35%, 3/15/16                        306,375
      360,000  SunGard Data Systems Inc., 9.13%, 8/15/13                   325,800

Principal Amount                                                             Value

    $ 410,000  SunGard Data Systems Inc., 10.63%, 5/15/15                $ 387,450
      415,000  Unisys Corp., 8.00%, 10/15/12                               338,225
                                                                      ------------
                                                                         1,872,844
                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.6%
      495,000  Da-Lite Screen Co., Inc., 9.50%, 5/15/11                    470,250
      495,000  Travelport LLC, 11.88%, 9/1/16                              357,638
                                                                      ------------
                                                                           827,888
                                                                      ------------
MACHINERY -- 1.6%
      360,000  American Railcar Industries Inc., 7.50%, 3/1/14             320,400
      555,000  Case New Holland Inc., 7.13%, 3/1/14                        507,825
      554,000  Rental Service Corp., 9.50%, 12/1/14                        422,425
      415,000  SPX Corp., 7.63%, 12/15/14(1)                               415,519
      560,000  Terex Corp., 8.00%, 11/15/17                                512,400
                                                                      ------------
                                                                         2,178,569
                                                                      ------------
MEDIA -- 8.7%
      717,000  AMC Entertainment Inc., 11.00%, 2/1/16                      709,830
      565,000  CCH II, LLC/CCH II Capital Corp., 10.25%, 9/15/10           508,500
    1,020,000  Charter Communications Holdings, LLC/CCH I
               Holdings, LLC, 11.75%, 5/15/14                              397,800
      370,000  Charter Communications Holdings, LLC/CCH I, LLC,
               11.00%, 10/1/15                                             242,350
      810,000  CSC Holdings, Inc., 7.63%, 4/1/11                           781,650
      911,000  CSC Holdings, Inc., 7.88%, 2/15/18                          806,234
    1,580,000  DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
               7.63%, 5/15/16(1)                                         1,437,799
      740,000  EchoStar DBS Corp., 7.00%, 9/30/13                          641,950
      715,000  EchoStar DBS Corp., 7.75%, 5/31/15                          609,538
      645,000  EchoStar DBS Corp., 7.13%, 2/1/16                           520,838
    1,649,000  Idearc Inc., 8.00%, 11/14/16                                457,598
      685,000  Kabel Deutschland GmbH, 10.63%, 7/1/14                      674,725
      140,000  Lamar Media Corp., 6.63%, 8/15/15                           116,550
      780,000  Lamar Media Corp., 6.63%, 8/15/15                           649,350
      330,000  LIN Television Corp., 6.50%, 5/15/13                        259,050
       70,000  LIN Television Corp., 6.50%, 5/15/13                         54,950

------
27

High-Yield Bond

Principal Amount                                                             Value

    $ 540,000  Mediacom Broadband LLC/Mediacom Broadband Corp.,
               8.50%, 10/15/15                                           $ 448,200
      265,000  Mediacom LLC/Mediacom Capital Corp., 7.88%, 2/15/11         241,150
      560,000  Quebecor Media Inc., 7.75%, 3/15/16                         492,800
      705,000  R.H. Donnelley Corp., 6.88%, 1/15/13                        278,475
      255,000  R.H. Donnelley Corp., 6.88%, 1/15/13                        100,725
      190,000  R.H. Donnelley Corp., 8.88%, 10/15/17                        65,550
      595,000  Univision Communications Inc., 9.75%, 3/15/15(1)            279,650
      425,000  Videotron Ltee, 6.88%, 1/15/14                              403,750
      235,000  Videotron Ltee, 6.38%, 12/15/15                             207,975
       95,000  Videotron Ltee, 9.13%, 4/15/18(1)                            96,425
                                                                      ------------
                                                                        11,483,412
                                                                      ------------
METALS & MINING -- 2.1%
      715,000  Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15         703,354
    1,110,000  Freeport-McMoRan Copper & Gold, Inc., 8.38%, 3/31/17      1,094,983
    1,084,000  Novelis Inc., 7.25%, 2/15/15                                948,500
                                                                      ------------
                                                                         2,746,837
                                                                      ------------
MULTI-UTILITIES -- 0.3%
       41,000  Aquila, Inc., 7.95%, 2/1/11                                  42,485
      385,000  Aquila, Inc., 11.88%, 7/1/12                                426,260
                                                                      ------------
                                                                           468,745
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 11.6%
      605,000  Chaparral Energy Inc., 8.88%, 2/1/17                        480,975
      375,000  Chesapeake Energy Corp., 7.63%, 7/15/13                     360,000
      235,000  Chesapeake Energy Corp., 7.50%, 9/15/13                     228,538
      383,000  Chesapeake Energy Corp., 6.38%, 6/15/15                     343,743
      862,000  Chesapeake Energy Corp., 6.63%, 1/15/16                     777,955
      380,000  Chesapeake Energy Corp., 7.25%, 12/15/18                    351,500
      520,000  Cimarex Energy Co., 7.13%, 4/30/17                          481,000
      375,000  Connacher Oil and Gas Ltd., 10.25%, 12/15/15(1)             361,875
      430,000  Denbury Resources Inc., 7.50%, 12/15/15                     397,750
      600,000  El Paso Corp., 7.25%, 6/1/18                                561,000
      560,000  El Paso Corp., 7.75%, 1/15/32                               470,546

Principal Amount                                                             Value

    $ 230,000  Forest Oil Corp., 7.25%, 6/15/19(1)                       $ 197,800
      330,000  Forest Oil Corp., 7.25%, 6/15/19                            283,800
       50,000  Inergy L.P./Inergy Finance Corp., 8.25%, 3/1/16              46,250
      365,000  Kinder Morgan Finance Co., ULC, 5.70%, 1/5/16               315,725
      360,000  Linn Energy, LLC, 9.88%, 7/1/18(1)                          315,000
      465,000  Mariner Energy Inc., 8.00%, 5/15/17                         395,250
      110,000  Newfield Exploration Co., 6.63%, 9/1/14                      99,550
      525,000  Newfield Exploration Co., 6.63%, 4/15/16                    469,875
      290,000  Newfield Exploration Co., 7.13%, 5/15/18                    253,750
      875,000  OPTI Canada Inc., 8.25%, 12/15/14                           787,500
      135,000  Peabody Energy Corp., 7.38%, 10/31/16                       130,275
      560,000  Peabody Energy Corp., 7.88%, 11/1/26                        501,200
      871,000  PetroHawk Energy Corp., 9.13%, 7/15/13                      823,094
      480,000  PetroHawk Energy Corp., 7.88%, 6/1/15(1)                    420,000
      327,000  Petroplus Finance Ltd., 6.75%, 5/1/14(1)                    277,950
      272,000  Petroplus Finance Ltd., 7.00%, 5/1/17(1)                    227,120
      455,000  Plains Exploration & Production Co., 7.75%, 6/15/15         420,875
      360,000  Plains Exploration & Production Co., 7.00%, 3/15/17         315,000
      240,000  Plains Exploration & Production Co., 7.63%, 6/1/18          213,600
      594,000  Range Resources Corp., 6.38%, 3/15/15                       546,480
      130,000  Range Resources Corp., 7.50%, 5/15/16                       124,800
       75,000  Range Resources Corp., 7.25%, 5/1/18                         71,250
      240,000  SandRidge Energy, Inc., 8.00%, 6/1/18(1)                    207,600
      160,000  Sonat Inc., 7.63%, 7/15/11                                  162,774
      420,000  Southwestern Energy Co., 7.50%, 2/1/18(1)                   409,500
      290,000  Targa Resources Partners L.P., 8.25%, 7/1/16(1)             250,850
      235,000  Tesoro Corp., 6.25%, 11/1/12                                206,800
    1,230,000  Tesoro Corp., 6.63%, 11/1/15                              1,008,599

------
28

High-Yield Bond

Principal Amount                                                             Value

    $ 530,000  W&T Offshore Inc., 8.25%, 6/15/14(1)                      $ 426,650
      668,000  Whiting Petroleum Corp., 7.25%, 5/1/13                      622,910
                                                                      ------------
                                                                        15,346,709
                                                                      ------------
PAPER & FOREST PRODUCTS -- 1.4%
      498,000  Abitibi-Consolidated Co. of Canada, 7.75%, 6/15/11          161,850
      740,000  Abitibi-Consolidated Co. of Canada, 8.38%, 4/1/15           183,150
      180,000  Catalyst Paper Corp., 8.63%, 6/15/11                        143,100
      879,000  Georgia-Pacific LLC, 7.00%, 1/15/15(1)                      804,285
      284,000  Georgia-Pacific LLC, 7.13%, 1/14/17(1)                      254,890
      385,000  NewPage Corp., 10.00%, 4/30/12                              346,500
                                                                      ------------
                                                                         1,893,775
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.0%
      612,000  FelCor Lodging L.P., 8.50%, 6/1/11                          532,440
    1,515,000  Host Hotels & Resorts L.P., 7.13%, 11/1/13                1,355,925
      375,000  iStar Financial Inc., 6.00%, 12/15/10                       224,162
      345,000  iStar Financial Inc., 8.63%, 6/1/13                         179,542
      665,000  Rouse Co. L.P. (The), 7.20%, 9/15/12                        475,475
      384,000  Senior Housing Properties Trust, 8.63%, 1/15/12             391,680
      400,000  Ventas Realty L.P./Ventas Capital Corp., 9.00%,
               5/1/12                                                      419,000
      420,000  Ventas Realty L.P./Ventas Capital Corp., 6.50%,
               6/1/16                                                      399,000
                                                                      ------------
                                                                         3,977,224
                                                                      ------------
ROAD & RAIL -- 0.3%
      450,000  Hertz Corp. (The), 8.88%, 12/31/13                          390,375
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.2%
      490,000  Freescale Semiconductor Inc., 8.88%, 12/15/14               340,550
      735,000  Freescale Semiconductor Inc., 9.13%, 12/15/14               466,725
      390,000  Intelsat Corp., 9.25%, 8/15/14(1)                           366,600
      342,000  STATS ChipPAC Ltd., 6.75%, 11/15/11                         347,985
                                                                      ------------
                                                                         1,521,860
                                                                      ------------

Principal Amount                                                             Value

SPECIALTY RETAIL -- 0.7%
    $ 560,000  GSC Holdings Corp., 8.00%, 10/1/12                        $ 565,600
      395,000  Warnaco Inc., 8.88%, 6/15/13                                399,938
                                                                      ------------
                                                                           965,538
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.4%
      520,000  Invista, 9.25%, 5/1/12                                      513,500
      605,000  Levi Strauss & Co., 8.88%, 4/1/16                           487,025
      922,000  Oxford Industries, Inc., 8.88%, 6/1/11                      837,868
                                                                      ------------
                                                                         1,838,393
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.6%
      893,000  United Rentals North America, Inc., 6.50%, 2/15/12          750,120
                                                                      ------------
TRANSPORTATION INFRASTRUCTURE -- 0.7%
       83,000  Kansas City Southern de Mexico, SA de CV, 9.38%,
               5/1/12                                                       85,075
      257,000  Kansas City Southern de Mexico, SA de CV, 7.63%,
               12/1/13                                                     246,720
      585,000  Kansas City Southern de Mexico, SA de CV, 7.38%,
               6/1/14                                                      561,600
                                                                      ------------
                                                                           893,395
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.7%
      560,000  Alltel Communications Inc., 10.38%, 12/1/17(1)              641,200
      420,000  American Tower Corp., 7.00%, 10/15/17(1)                    403,200
      240,000  Cricket Communications, Inc., 10.00%, 7/15/15(1)            230,400
      542,000  Rogers Wireless, Inc., 8.00%, 12/15/12                      543,355
      575,000  Sprint Nextel Corp., 6.00%, 12/1/16                         443,415
                                                                      ------------
                                                                         2,261,570
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $138,176,884)                                                    116,847,612
                                                                      ------------

Commercial Paper(2) -- 2.4%

    3,200,000  General Electric Capital Corp., 0.50%, 10/1/08            3,199,578
(Cost $3,200,000)
                                                                      ------------

Temporary Cash Investments -- 8.1%

   10,700,000  FHLB Discount Notes, 0.10%, 10/1/08(2)
(Cost $10,700,000)                                                      10,700,000
                                                                      ------------

------
29

High-Yield Bond

                                                                             Value

TOTAL INVESTMENT SECURITIES -- 98.9%
(Cost $152,076,884)                                                    130,747,190
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 1.1%                                     1,484,102
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $132,231,292
                                                                      ============

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at September 30, 2008 was $16,353,560, which represented 12.4% of total net assets. None of the these securities were considered illiquid.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
30

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008 (UNAUDITED)
                                                                        High-Yield
                                                       Select Bond            Bond
ASSETS

Investment securities, at value (cost of
$96,105,556 and $152,076,884, respectively)            $92,189,644    $130,747,190

Cash                                                        48,011          90,466

Receivable for investments sold                          1,261,549         114,000

Receivable for capital shares sold                          37,105           1,384

Interest receivable                                        835,079       3,408,422
                                                       -----------    ------------
                                                        94,371,388     134,361,462
                                                       -----------    ------------

LIABILITIES

Payable for investments purchased                        1,266,093       2,034,521

Payable for capital shares redeemed                        137,298           5,847

Payable for variation margin on futures contracts           58,296              --

Accrued management fees                                     41,460          70,616

Distribution fees payable                                    3,965           1,104

Service fees (and distribution fees -- A Class and
R Class) payable                                            11,695           3,085

Dividends payable                                            8,926          14,997
                                                       -----------    ------------
                                                         1,527,733       2,130,170
                                                       -----------    ------------

NET ASSETS                                             $92,843,655    $132,231,292
                                                       ===========    ============

See Notes to Financial Statements.

------
31

SEPTEMBER 30, 2008 (UNAUDITED)
                                                      Select Bond  High-Yield Bond
NET ASSETS CONSIST OF:

Capital paid in                                      $104,518,295     $165,363,328

Undistributed net investment income                       195,339          193,295

Accumulated net realized loss on investment
transactions                                          (7,911,398)     (11,995,637)

Net unrealized depreciation on investments            (3,958,581)     (21,329,694)
                                                     ------------     ------------
                                                     $ 92,843,655     $132,231,292
                                                     ============     ============

INVESTOR CLASS

Net assets                                             $1,371,711       $1,819,751

Shares outstanding                                        149,191          310,909

Net asset value per share                                   $9.19            $5.85

INSTITUTIONAL CLASS

Net assets                                            $35,530,561     $116,468,099

Shares outstanding                                      3,864,391       19,901,161

Net asset value per share                                   $9.19            $5.85

A CLASS

Net assets                                            $49,616,165      $12,267,102

Shares outstanding                                      5,396,376        2,096,110

Net asset value per share                                   $9.19            $5.85

Maximum offering price (net asset value divided
by 0.955)                                                   $9.62            $6.13

B CLASS

Net assets                                             $6,029,178       $1,574,539

Shares outstanding                                        655,834          269,197

Net asset value per share                                   $9.19            $5.85

C CLASS

Net assets                                               $262,591          $76,841

Shares outstanding                                         28,557           13,129

Net asset value per share                                   $9.20            $5.85

R CLASS

Net assets                                                $33,449          $24,960

Shares outstanding                                          3,638            4,265

Net asset value per share                                   $9.19            $5.85

See Notes to Financial Statements.

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32

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)
                                                      Select Bond  High-Yield Bond
INVESTMENT INCOME (LOSS)

INCOME:

Interest                                              $ 2,564,787      $ 6,118,103
                                                     ------------    -------------

EXPENSES:

Management fees                                           254,654          493,076

Distribution fees:

 B Class                                                   24,600            7,230

 C Class                                                      851              304

Service fees:

 B Class                                                    8,200            2,410

 C Class                                                      284              101

Distribution and service fees:

 A Class                                                   63,775           17,407

 R Class                                                       83               67

Trustees' fees and expenses                                 2,401            3,608

Other expenses                                                395              500
                                                     ------------    -------------
                                                          355,243          524,703
Amount waived                                                  --         (50,219)
                                                     ------------    -------------
                                                          355,243          474,484
                                                     ------------    -------------

NET INVESTMENT INCOME (LOSS)                            2,209,544        5,643,619
                                                     ------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                 (204,133)      (2,807,470)

Futures transactions                                      222,589               --
                                                     ------------    -------------
                                                           18,456      (2,807,470)
                                                     ------------    -------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                           (3,975,759)     (11,390,735)

Futures                                                  (50,133)               --
                                                     ------------    -------------
                                                      (4,025,892)     (11,390,735)
                                                     ------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)               (4,007,436)     (14,198,205)
                                                     ------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                      $(1,797,892)    $ (8,554,586)
                                                     ============    =============

See Notes to Financial Statements.

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33

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED) AND YEAR ENDED MARCH 31, 2008
                                         Select Bond               High-Yield Bond
Increase (Decrease) in      Sept. 30,      March 31,      Sept. 30,      March 31,
Net Assets                       2008           2008           2008           2008

OPERATIONS

Net investment income
(loss)                    $ 2,209,544    $ 4,449,394    $ 5,643,619   $ 10,884,897

Net realized gain
(loss)                         18,456        705,885    (2,807,470)    (1,742,625)

Change in net
unrealized
appreciation
(depreciation)            (4,025,892)        530,585   (11,390,735)   (13,693,466)
                          -----------   ------------   ------------   ------------
Net increase
(decrease) in net
assets resulting from
operations                (1,797,892)      5,685,864    (8,554,586)    (4,551,194)
                          -----------   ------------   ------------   ------------

DISTRIBUTIONS TO
SHAREHOLDERS

From net investment
income:

 Investor Class              (28,043)       (18,846)       (71,578)       (46,729)

 Institutional
 Class                      (928,821)    (1,682,787)    (4,979,435)    (9,465,278)

 A Class                  (1,205,399)    (2,485,963)      (520,676)    (1,194,693)

 B Class                    (130,383)      (291,156)       (64,662)      (173,496)

 C Class                      (4,517)        (7,344)        (2,725)        (5,249)

 R Class                        (742)        (1,267)          (973)        (1,840)
                          -----------   ------------   ------------   ------------
Decrease in net assets
from distributions        (2,297,905)    (4,487,363)    (5,640,049)   (10,887,285)
                          -----------   ------------   ------------   ------------

CAPITAL SHARE
TRANSACTIONS

Net increase
(decrease) in net
assets from capital
share transactions          (231,635)   (13,231,155)      4,446,430      4,651,057
                          -----------   ------------   ------------   ------------

NET INCREASE
(DECREASE) IN NET
ASSETS                    (4,327,432)   (12,032,654)    (9,748,205)   (10,787,422)

NET ASSETS

Beginning of period        97,171,087    109,203,741    141,979,497    152,766,919
                          -----------   ------------   ------------   ------------
End of period             $92,843,655   $ 97,171,087   $132,231,292   $141,979,497
                          ===========   ============   ============   ============

Undistributed net
investment income            $195,339       $262,856       $193,295       $189,725
                          ===========   ============   ============   ============

See Notes to Financial Statements.

------
34

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. American Century-Mason Street Select Bond Fund
(Select Bond) and American Century-Mason Street High-Yield Bond Fund
(High-Yield Bond) (the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. Select Bond's investment objective is to seek high income and capital appreciation, consistent with capital preservation. Select Bond invests primarily in investment-grade debt securities with maturities exceeding one year.
High-Yield Bond's investment objective is to seek high current income and capital appreciation. High-Yield Bond invests primarily in
non-investment-grade debt securities, which are subject to greater credit risk and consequently offer higher yields. The following is a summary of the funds'
significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

------
35

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation
(depreciation) on futures, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board Interpretation No. 48, "Accounting for Income Taxes" during the current fiscal year. The funds are no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

------
36

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925%
to 0.4100% for Select Bond and from 0.5425% to 0.6600% for High-Yield Bond.
The rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R
Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The investment advisor voluntarily agreed to waive 0.070% of its management fee for High-Yield Bond for the six months ended September 30, 2008. The total amount of the waiver was $648,
$43,985, $4,874, $675, $28 and $9 for the Investor Class, Institutional Class,
A Class, B Class, C Class and R Class, respectively. The fee waiver may be revised or terminated at any time without notice.

The effective annual management fee for each class of each fund for the six months ended September 30, 2008, was as follows:

                                     Investor, A, B, C & R   Institutional
Select Bond                                  0.61%               0.41%
High-Yield Bond (before waiver)              0.86%               0.66%
High-Yield Bond (after waiver)               0.79%               0.59%

ACIM has entered into a Subadvisory Agreement with Mason Street Advisors LLC
(the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the funds in accordance with the funds' investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Trustees. ACIM pays all costs associated with retaining Mason Street Advisors
LLC as the subadvisor of the funds.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee and 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust,
ACIS, and the trust's transfer agent, American Century Services, LLC.

JPMorgan Chase Bank is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

------
37

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended September 30, 2008, were as follows:

                                                                        High-Yield
                                                       Select Bond            Bond
PURCHASES

U.S. Treasury & Government Agency Obligations          $44,685,631              --

Investment securities other than U.S. Treasury &
Government Agency Obligations                           $6,653,316     $28,447,314

PROCEEDS FROM SALES

U.S. Treasury & Government Agency Obligations          $40,358,877              --

Investment securities other than U.S. Treasury &
Government Agency Obligations                           $9,345,092     $24,393,178

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                          Six months ended September
                                            30, 2008     Year ended March 31, 2008
                               Shares         Amount        Shares          Amount
Select Bond

INVESTOR CLASS

Sold                           74,734      $ 702,994       113,468     $ 1,081,771

Issued in reinvestment
of distributions                2,943         27,639         1,639          15,646

Redeemed                     (31,647)      (299,783)      (22,779)       (217,311)
                            ---------    -----------   -----------   -------------
                               46,030        430,850        92,328         880,106
                            ---------    -----------   -----------   -------------

INSTITUTIONAL CLASS

Issued in reinvestment
of distributions               98,872        928,897       177,377       1,676,818
                            ---------    -----------   -----------   -------------
                               98,872        928,897       177,377       1,676,818
                            ---------    -----------   -----------   -------------

A CLASS

Sold                          587,723      5,544,071     1,299,480      12,337,176

Issued in reinvestment
of distributions              123,065      1,156,337       244,760       2,312,100

Redeemed                    (806,641)    (7,613,720)   (3,111,588)    (29,244,130)
                            ---------    -----------   -----------   -------------
                             (95,853)      (913,312)   (1,567,348)    (14,594,854)
                            ---------    -----------   -----------   -------------

B CLASS

Sold                           12,647        118,727        27,949         265,416

Issued in reinvestment
of distributions               12,121        113,921        26,402         249,454

Redeemed                    (102,836)      (969,195)     (188,410)     (1,786,085)
                            ---------    -----------   -----------   -------------
                             (78,068)      (736,547)     (134,059)     (1,271,215)
                            ---------    -----------   -----------   -------------

C CLASS

Sold                            6,822         64,470        13,500         127,593

Issued in reinvestment
of distributions                  461          4,325           742           7,019

Redeemed                      (1,323)       (12,238)       (6,372)        (60,312)
                            ---------    -----------   -----------   -------------
                                5,960         56,557         7,870          74,300
                            ---------    -----------   -----------   -------------

R CLASS

Sold                              125          1,178           255           2,428

Issued in reinvestment
of distributions                   79            742           133           1,262
                            ---------    -----------   -----------   -------------
                                  204          1,920           388           3,690
                            ---------    -----------   -----------   -------------
Net increase (decrease)      (22,855)    $ (231,635)   (1,423,444)   $(13,231,155)
                            =========    ===========   ===========   =============

------
38

                            Six months ended September
                                              30, 2008   Year ended March 31, 2008
                                Shares          Amount        Shares        Amount
High-Yield Bond

INVESTOR CLASS

Sold                           150,302       $ 967,173       303,145   $ 2,022,283

Issued in reinvestment
of distributions                 6,843          43,436         5,283        35,695

Redeemed                      (89,529)       (575,674)     (106,656)     (699,598)
                             ---------     -----------   -----------   -----------
                                67,616         434,935       201,772     1,358,380
                             ---------     -----------   -----------   -----------

INSTITUTIONAL CLASS

Issued in reinvestment
of distributions               780,544       4,979,383     1,376,097     9,441,541
                             ---------     -----------   -----------   -----------
                               780,544       4,979,383     1,376,097     9,441,541
                             ---------     -----------   -----------   -----------

A CLASS

Sold                           260,858       1,707,722       380,211     2,606,046

Issued in reinvestment
of distributions                69,736         444,951       141,253       972,254

Redeemed                     (404,583)     (2,614,326)   (1,312,247)   (9,113,292)
                             ---------     -----------   -----------   -----------
                              (73,989)       (461,653)     (790,783)   (5,534,992)
                             ---------     -----------   -----------   -----------

B CLASS

Sold                               851           5,534         9,047        64,743

Issued in reinvestment
of distributions                 8,707          55,705        20,677       142,113

Redeemed                      (89,388)       (584,708)     (115,891)     (796,040)
                             ---------     -----------   -----------   -----------
                              (79,830)       (523,469)      (86,167)     (589,184)
                             ---------     -----------   -----------   -----------

C CLASS

Sold                             2,063          13,803           620         4,240

Issued in reinvestment
of distributions                   370           2,363           739         5,086

Redeemed                            --              --       (5,209)      (36,070)
                             ---------     -----------   -----------   -----------
                                 2,433          16,166       (3,850)      (26,744)
                             ---------     -----------   -----------   -----------

R CLASS

Sold                                15              95            79           530

Issued in reinvestment
of distributions                   152             973           267         1,835

Redeemed                            --              --          (47)         (309)
                             ---------     -----------   -----------   -----------
                                   167           1,068           299         2,056
                             ---------     -----------   -----------   -----------
Net increase (decrease)        696,941     $ 4,446,430       697,368   $ 4,651,057
                             =========     ===========   ===========   ===========

------
39

5. FAIR VALUE MEASUREMENTS

The funds' securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds' securities and other financial instruments as of September
30, 2008:

                                           Value of
                                         Investment      Unrealized Gain (Loss) on
Fund/Valuation Inputs                    Securities   Other Financial Instruments*
SELECT BOND

Level 1 -- Quoted Prices                         --                      $(42,669)

Level 2 -- Other Significant
Observable Inputs                       $92,189,644                             --

Level 3 -- Significant
Unobservable Inputs                              --                             --
                                        -----------                      ---------
                                        $92,189,644                      $(42,669)
                                        ===========                      =========

HIGH-YIELD BOND

Level 1 -- Quoted Prices                         --                             --

Level 2 -- Other Significant
Observable Inputs                      $130,747,190                             --

Level 3 -- Significant
Unobservable Inputs                              --                             --
                                       ------------                      ---------
                                       $130,747,190                             --
                                       ============                      =========

* Includes futures contracts.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with Bank of America,
N.A. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended September 30, 2008.

7. RISK FACTORS

High-Yield Bond invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

------
40

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. Reclassifications between income and realized gain in Select Bond relate primarily to the character of paydown losses.

As of September 30, 2008, the components of investments for federal income tax purposes were as follows:

                                                     Select Bond   High-Yield Bond

Federal tax cost of investments                      $96,116,110      $152,291,916
                                                    ============     =============
Gross tax appreciation of investments                  $ 505,272         $ 192,301

Gross tax depreciation of investments                (4,431,738)      (21,737,027)
                                                    ------------     -------------
Net tax appreciation (depreciation) of
investments                                         $(3,926,466)     $(21,544,726)
                                                    ============     =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Following are the capital loss carryovers and capital loss deferral amounts as of March 31, 2008:

                                 Select Bond   High-Yield Bond
Accumulated capital losses      $(7,630,560)     $(7,413,457)
Capital loss deferrals               --          $(1,398,646)

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions. The capital loss carryovers expire as follows:

                 2011       2012   2013      2014           2015          2016
Select Bond       --         --     --   $(3,941,916)   $(3,688,644)       --

High-Yield
Bond         $(4,165,343)    --     --   $(2,056,361)   $(1,025,448)   $(166,305)

The capital loss deferrals for High-Yield Bond represent net capital losses incurred in the five-month period ended March 31, 2008. High-Yield Bond has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
41

FINANCIAL HIGHLIGHTS
Select Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                        2008(1)    2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $9.60   $9.46      $9.33
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                           0.23    0.44       0.41

 Net Realized and Unrealized Gain (Loss)                 (0.41)    0.14       0.14
                                                         ------  ------     ------
 Total From Investment Operations                        (0.18)    0.58       0.55
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.23)  (0.44)     (0.42)
                                                         ------  ------     ------
Net Asset Value, End of Period                            $9.19   $9.60      $9.46
                                                         ======  ======     ======

TOTAL RETURN(4)                                         (1.85)%   6.30%      6.06%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      0.62%(5)   0.62%   0.62%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             4.77%(5)   4.63%   4.52%(5)

Portfolio Turnover Rate                                     66%    129%       161%

Net Assets, End of Period (in thousands)                 $1,372    $990       $102

(1) Six months ended September 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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42

Select Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                      2008(1)      2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $9.60     $9.46      $9.33
                                                       ------    ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                         0.24      0.46       0.44

 Net Realized and Unrealized Gain (Loss)               (0.41)      0.14       0.13
                                                       ------    ------     ------
 Total From Investment Operations                      (0.17)      0.60       0.57
                                                       ------    ------     ------
Distributions

 From Net Investment Income                            (0.24)    (0.46)     (0.44)
                                                       ------    ------     ------
Net Asset Value, End of Period                          $9.19     $9.60      $9.46
                                                       ======    ======     ======

TOTAL RETURN(4)                                       (1.76)%     6.51%      6.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets    0.42%(5)     0.42%   0.42%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                           4.97%(5)     4.83%   4.72%(5)

Portfolio Turnover Rate                                   66%      129%       161%

Net Assets, End of Period (in thousands)              $35,531   $36,153    $33,943

(1) Six months ended September 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
43

Select Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                     2008(1)       2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                 $9.60      $9.46      $9.33     $9.56     $10.01      $9.98
                      ------     ------     ------    ------     ------     ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)              0.21       0.41       0.41      0.35       0.32       0.31

 Net Realized
 and
 Unrealized
 Gain (Loss)          (0.40)       0.15       0.12    (0.21)     (0.34)       0.32
                      ------     ------     ------    ------     ------     ------
 Total From
 Investment
 Operations           (0.19)       0.56       0.53      0.14     (0.02)       0.63
                      ------     ------     ------    ------     ------     ------
Distributions

 From Net
 Investment
 Income               (0.22)     (0.42)     (0.40)    (0.37)     (0.36)     (0.36)

 From Net
 Realized
 Gains                    --         --         --        --     (0.07)     (0.24)
                      ------     ------     ------    ------     ------     ------
 Total
 Distributions        (0.22)     (0.42)     (0.40)    (0.37)     (0.43)     (0.60)
                      ------     ------     ------    ------     ------     ------
Net Asset Value,
End of Period          $9.19      $9.60      $9.46     $9.33      $9.56     $10.01
                      ======     ======     ======    ======     ======     ======

TOTAL RETURN(3)      (1.98)%      6.06%      5.86%     1.47%    (0.27)%      6.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets              0.87%(4)   0.85%(5)   0.85%(5)  0.85%(6)   0.85%(6)   0.85%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)     0.87%(4)      0.87%      0.87%     0.86%      0.88%      0.93%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              4.52%(4)   4.40%(5)   4.29%(5)  3.66%(6)   3.29%(6)   3.08%(6)

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets (Before
Expense Waiver)     4.52%(4)      4.38%      4.27%     3.65%      3.26%      3.00%

Portfolio
Turnover Rate            66%       129%       161%   251%(7)       233%       168%

Net Assets, End
of Period (in
thousands)           $49,616    $52,732    $66,781  $121,069   $195,684   $146,431

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) During the years ended March 31, 2008 and March 31, 2007, the distributor voluntarily waived a portion of its distribution and service fees.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

(7) Portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

See Notes to Financial Statements.

------
44

Select Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                     2008(1)       2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                 $9.60      $9.46      $9.33     $9.56     $10.01      $9.98
                      ------     ------     ------    ------     ------     ------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)              0.18       0.35       0.35      0.29       0.25       0.24

 Net Realized
 and
 Unrealized
 Gain (Loss)          (0.40)       0.15       0.12    (0.21)     (0.35)       0.33
                      ------     ------     ------    ------     ------     ------
 Total From
 Investment
 Operations           (0.22)       0.50       0.47      0.08     (0.10)       0.57
                      ------     ------     ------    ------     ------     ------
Distributions

 From Net
 Investment
 Income               (0.19)     (0.36)     (0.34)    (0.31)     (0.29)     (0.30)

 From Net
 Realized
 Gains                    --         --         --        --     (0.06)     (0.24)
                      ------     ------     ------    ------     ------     ------
 Total
 Distributions        (0.19)     (0.36)     (0.34)    (0.31)     (0.35)     (0.54)
                      ------     ------     ------    ------     ------     ------
Net Asset Value,
End of Period          $9.19      $9.60      $9.46     $9.33      $9.56     $10.01
                      ======     ======     ======    ======     ======     ======

TOTAL RETURN(3)      (2.35)%      5.37%      5.18%     0.82%    (0.91)%      5.80%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets              1.62%(4)   1.50%(5)   1.50%(5)  1.50%(6)   1.50%(6)   1.50%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)     1.62%(4)      1.62%      1.62%     1.54%      1.55%      1.57%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              3.77%(4)   3.75%(5)   3.64%(5)  2.99%(6)   2.64%(6)   2.44%(6)

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets (Before
Expense Waiver)     3.77%(4)      3.63%      3.52%     2.95%      2.59%      2.37%

Portfolio
Turnover Rate            66%       129%       161%   251%(7)       233%       168%

Net Assets, End
of Period (in
thousands)            $6,029     $7,045     $8,210    $9,388    $10,010    $11,353

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) During the years ended March 31, 2008 and March 31, 2007, the distributor voluntarily waived a portion of its distribution and service fees.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

(7) Portfolio turnover rate excludes the impact of mortgage dollar roll transactions.

See Notes to Financial Statements.

------
45

Select Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                        2008(1)    2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $9.60   $9.46      $9.33
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                           0.18    0.34       0.32

 Net Realized and Unrealized Gain (Loss)                 (0.39)    0.15       0.14
                                                         ------  ------     ------
 Total From Investment Operations                        (0.21)    0.49       0.46
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.19)  (0.35)     (0.33)
                                                         ------  ------     ------
Net Asset Value, End of Period                            $9.20   $9.60      $9.46
                                                         ======  ======     ======

TOTAL RETURN(4)                                         (2.34)%   5.25%      5.02%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      1.62%(5)   1.62%   1.62%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             3.77%(5)   3.63%   3.52%(5)

Portfolio Turnover Rate                                     66%    129%       161%

Net Assets, End of Period (in thousands)                   $263    $217       $139

(1) Six months ended September 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
46

Select Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                        2008(1)    2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $9.60   $9.46      $9.33
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(3)                           0.20    0.39       0.38

 Net Realized and Unrealized Gain (Loss)                 (0.40)    0.14       0.13
                                                         ------  ------     ------
 Total From Investment Operations                        (0.20)    0.53       0.51
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.21)  (0.39)     (0.38)
                                                         ------  ------     ------
Net Asset Value, End of Period                            $9.19   $9.60      $9.46
                                                         ======  ======     ======

TOTAL RETURN(4)                                         (2.10)%   5.77%      5.54%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets      1.12%(5)   1.12%   1.12%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             4.27%(5)   4.13%   4.02%(5)

Portfolio Turnover Rate                                     66%    129%       161%

Net Assets, End of Period (in thousands)                    $33     $33        $29

(1) Six months ended September 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
47

High-Yield Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                      2008(1)      2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $6.48     $7.21      $7.02
                                                      -------    ------     ------
Income From Investment Operations

 Net Investment Income (Loss)                         0.25(3)      0.50       0.47

 Net Realized and Unrealized Gain (Loss)               (0.63)    (0.73)       0.19
                                                      -------    ------     ------
 Total From Investment Operations                      (0.38)    (0.23)       0.66
                                                      -------    ------     ------
Distributions

 From Net Investment Income                            (0.25)    (0.50)     (0.47)
                                                      -------    ------     ------
Net Asset Value, End of Period                          $5.85     $6.48      $7.21
                                                      =======    ======     ======

TOTAL RETURN(4)                                       (6.13)%   (3.33)%      9.73%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets(5)                                            0.80%(6)     0.80%   0.79%(6)

Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)                              0.87%(6)     0.87%   0.87%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets(5)                                        7.70%(6)     7.28%   6.71%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets (Before Expense Waiver)                   7.63%(6)     7.21%   6.63%(6)

Portfolio Turnover Rate                                   19%       51%        86%

Net Assets, End of Period (in thousands)               $1,820    $1,578       $299

(1) Six months ended September 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

(6) Annualized.

See Notes to Financial Statements.

------
48

High-Yield Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                     2008(1)       2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $6.48      $7.21      $7.02
                                                     -------     ------     ------
Income From Investment Operations

 Net Investment Income (Loss)                        0.26(3)       0.52       0.48

 Net Realized and Unrealized Gain (Loss)              (0.63)     (0.73)       0.19
                                                     -------     ------     ------
 Total From Investment Operations                     (0.37)     (0.21)       0.67
                                                     -------     ------     ------
Distributions

 From Net Investment Income                           (0.26)     (0.52)     (0.48)
                                                     -------     ------     ------
Net Asset Value, End of Period                         $5.85      $6.48      $7.21
                                                     =======     ======     ======

TOTAL RETURN(4)                                      (6.03)%    (3.14)%      9.95%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets(5)                                           0.60%(6)      0.60%   0.59%(6)

Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)                             0.67%(6)      0.67%   0.67%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets(5)                                       7.90%(6)      7.48%   6.91%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets (Before Expense Waiver)                  7.83%(6)      7.41%   6.83%(6)

Portfolio Turnover Rate                                  19%        51%        86%

Net Assets, End of Period (in thousands)            $116,468   $123,974   $127,865

(1) Six months ended September 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

(6) Annualized.

See Notes to Financial Statements.

------
49

High-Yield Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2008(1)       2008       2007       2006       2005       2004
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $6.48      $7.21      $6.99      $7.14      $7.13      $6.25
                       -------     ------     ------    -------    -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                0.24(2)       0.48       0.45    0.45(2)    0.48(2)    0.50(2)

 Net Realized
 and
 Unrealized
 Gain (Loss)            (0.63)     (0.73)       0.22     (0.14)       0.02       0.88
                       -------     ------     ------    -------    -------    -------
 Total From
 Investment
 Operations             (0.39)     (0.25)       0.67       0.31       0.50       1.38
                       -------     ------     ------    -------    -------    -------
Distributions

 From Net
 Investment
 Income                 (0.24)     (0.48)     (0.45)     (0.46)     (0.49)     (0.50)
                       -------     ------     ------    -------    -------    -------
Net Asset
Value, End of
Period                   $5.85      $6.48      $7.21      $6.99      $7.14      $7.13
                       =======     ======     ======    =======    =======    =======

TOTAL RETURN(3)        (6.24)%    (3.57)%      9.99%      4.55%      7.16%     22.79%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.05%(4)(5)   1.05%(5)   1.04%(5)      1.26%   1.30%(6)   1.30%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       1.12%(4)      1.12%      1.12%      1.26%      1.31%      1.35%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             7.45%(4)(5)   7.03%(5)   6.45%(5)      6.38%   6.70%(6)   7.29%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       7.38%(4)      6.96%      6.37%      6.38%      6.69%      7.24%

Portfolio
Turnover Rate              19%        51%        86%       116%       141%       199%

Net Assets, End
of Period (in
thousands)             $12,267    $14,070    $21,336   $141,593   $157,118   $140,330

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Effective April 1, 2006, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

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50

High-Yield Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                       2008(1)       2008       2007       2006       2005       2004
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $6.48      $7.20      $6.98      $7.13      $7.13      $6.24
                       -------     ------     ------    -------    -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                0.22(2)       0.43       0.40    0.40(2)    0.43(2)    0.45(2)

 Net Realized
 and
 Unrealized
 Gain (Loss)            (0.63)     (0.72)       0.22     (0.14)       0.01       0.90
                       -------     ------     ------    -------    -------    -------
 Total From
 Investment
 Operations             (0.41)     (0.29)       0.62       0.26       0.44       1.35
                       -------     ------     ------    -------    -------    -------
Distributions

 From Net
 Investment
 Income                 (0.22)     (0.43)     (0.40)     (0.41)     (0.44)     (0.46)
                       -------     ------     ------    -------    -------    -------
Net Asset
Value, End of
Period                   $5.85      $6.48      $7.20      $6.98      $7.13      $7.13
                       =======     ======     ======    =======    =======    =======

TOTAL RETURN(3)        (6.60)%    (4.16)%      9.18%      3.84%      6.32%     22.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.80%(4)(5)   1.80%(5)   1.79%(5)   1.95%(6)   1.95%(6)   1.95%(6)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense Waiver)       1.87%(4)      1.87%      1.87%      1.99%      1.99%      2.00%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             6.70%(4)(5)   6.28%(5)   5.70%(5)   5.69%(6)   6.06%(6)   6.63%(6)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense Waiver)       6.63%(4)      6.21%      5.62%      5.65%      6.02%      6.58%

Portfolio
Turnover Rate              19%        51%        86%       116%       141%       199%

Net Assets, End
of Period (in
thousands)              $1,575     $2,262     $3,134     $4,231     $5,028     $5,316

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Effective April 1, 2006, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

See Notes to Financial Statements.

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51

High-Yield Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                      2008(1)      2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $6.48     $7.21      $7.02
                                                      -------    ------     ------
Income From Investment Operations

 Net Investment Income (Loss)                         0.22(3)      0.43       0.40

 Net Realized and Unrealized Gain (Loss)               (0.63)    (0.73)       0.19
                                                      -------    ------     ------
 Total From Investment Operations                      (0.41)    (0.30)       0.59
                                                      -------    ------     ------
Distributions

 From Net Investment Income                            (0.22)    (0.43)     (0.40)
                                                      -------    ------     ------
Net Asset Value, End of Period                          $5.85     $6.48      $7.21
                                                      =======    ======     ======

TOTAL RETURN(4)                                       (6.60)%   (4.29)%      8.65%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets(5)                                            1.80%(6)     1.80%   1.79%(6)

Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)                              1.87%(6)     1.87%   1.87%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets(5)                                        6.70%(6)     6.28%   5.71%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets (Before Expense Waiver)                   6.63%(6)     6.21%   5.63%(6)

Portfolio Turnover Rate                                   19%       51%        86%

Net Assets, End of Period (in thousands)                  $77       $69       $105

(1) Six months ended September 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

(6) Annualized.

See Notes to Financial Statements.

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52

High-Yield Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                      2008(1)      2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $6.48     $7.21      $7.02
                                                      -------    ------     ------
Income From Investment Operations

 Net Investment Income (Loss)                         0.23(3)      0.47       0.43

 Net Realized and Unrealized Gain (Loss)               (0.63)    (0.73)       0.19
                                                      -------    ------     ------
 Total From Investment Operations                      (0.40)    (0.26)       0.62
                                                      -------    ------     ------
Distributions

 From Net Investment Income                            (0.23)    (0.47)     (0.43)
                                                      -------    ------     ------
Net Asset Value, End of Period                          $5.85     $6.48      $7.21
                                                      =======    ======     ======

TOTAL RETURN(4)                                       (6.36)%   (3.81)%      9.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets(5)                                            1.30%(6)     1.30%   1.29%(6)

Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)                              1.37%(6)     1.37%   1.37%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets(5)                                        7.20%(6)     6.78%   6.21%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets (Before Expense Waiver)                   7.13%(6)     6.71%   6.13%(6)

Portfolio Turnover Rate                                   19%       51%        86%

Net Assets, End of Period (in thousands)                  $25       $27        $27

(1) Six months ended September 30, 2008 (unaudited).

(2) April 3, 2006 (commencement of sale) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Effective April 3, 2006, the investment advisor voluntarily agreed to waive of portion of its management fee.

(6) Annualized.

See Notes to Financial Statements.

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53

APPROVAL OF MANAGEMENT AGREEMENTS
Select Bond and High-Yield Bond

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning American Century-Mason
Street Select Bond and American Century-Mason Street High-Yield Bond (the
"funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds;

* reports on the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

------
54

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their

------
55

business. At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its
Portfolio Committee, reviews investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. American Century-Mason Street
Select Bond's performance fell below its benchmark for both the one- and three-year periods during the past year. American Century-Mason Street
High-Yield Bond's performance was above its benchmark for the one-year period and below its benchmark for the three-year period. The board discussed the funds' performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, and the expenses incurred by the advisor in providing various functions to the funds. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the funds increase in size, and through

------
56

reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of American Century-Mason Street Select Bond was
in the lowest quartile of the total expense ratios of its peer group. The unified fee charged to shareholders of American Century-Mason Street
High-Yield Bond was below the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

------
57

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between American Century-Mason Street Select Bond and the advisor is fair and reasonable in light of the services provided and should be renewed.

The Directors negotiated a renewal of the one-year waiver by the advisor of a portion of the management fee of American Century-Mason Street High-Yield Bond
that was in place last year. These changes were proposed by the Directors based on their review of the fund's percentile rank in its peer group universe and the fact that the Directors seek as a general rule to have total expense ratios of existing fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds. Although the adviser agreed to such a waiver in the past, the adviser argued this year that it was no longer appropriate. After discussions with the Directors, the adviser agreed to continue the waiver for another year. Also as part of this negotiation, the adviser and the Directors concluded that it would be appropriate to discuss over the coming year the possibility of changes in the overall fee structure of the fund. The renewal of the fee waiver, effective August 1, 2008, will result in a lowering of the management fee of the fund by seven basis points.
Following these negotiations with the advisor, the Directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

The board of directors also unanimously approved the renewal of the investment subadvisory agreement by which Mason Street Advisors LLC (the "subadvisor") is engaged to manage the investments of the funds. In approving the subadvisory agreement, the board considered all material factors including the nature, extent, and quality of investment management services provided by the subadvisor to the funds under the agreement. As a part of this review the board evaluated the subadvisor's investment performance and capabilities, as well as its compliance policies, procedures, and regulatory experience. The
Directors noted that the management fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

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58

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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59

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP HIGH-YIELD CASH-PAY INDEX is composed of those cash-pay securities included in the Citigroup US High-Yield Market Index with remaining maturities of at least one year.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)(SM) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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60

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . . . .         1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE. . . . . . . . . . . . . .         1-800-345-2021
                                                                   or 816-531-5575

INVESTORS USING ADVISORS. . . . . . . . . . . . . . . . . .         1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS .
.. . . . . . . . . . . . . . . . . . . . . . . . . .                 1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . . . .         1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . . .         1-800-634-4113

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0811
CL-SAN-61608N

[front cover]

SEMIANNUAL REPORT
SEPTEMBER 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

NT DIVERSIFIED BOND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
September 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/ Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
      U.S. Fixed-Income Returns. . . . . . . . . . . . . . . . . . . . . .   2

NT DIVERSIFIED BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer,
Fixed Income

UNPRECEDENTED EVENTS

The six months ended September 30, 2008, were characterized by unprecedented market turmoil, including the spectacular failure of major financial institutions and direct U.S. government intervention. In that environment, investors favored higher-quality securities, while credit-related risk aversion hurt lower-quality sectors of the market.

The Federal Reserve (the Fed) faced the dual challenges of keeping recession at bay and fending off inflation. Early in the period, the Fed favored anti-recessionary measures, cutting the federal funds target rate in April
2008. But as commodity prices reached record highs in June, the Fed seemed to focus on inflation, holding interest rates steady during the remainder of the reporting period. Inflation, as measured by the one-year change in the
Consumer Price Index, ended the period at 4.9%.

Despite the Fed's best efforts, economic prospects dimmed--credit markets seized up, housing and the consumer took further hits, and the unemployment rate broke above 6%. With the very health of the financial system at stake, the government seized several tottering financial giants and began work on a massive bank recapitalization program.

HIGH-QUALITY BONDS DID BEST

In this schizophrenic environment that pitted worry about inflation against worry about economic depression, fixed-income returns were disappointing, though we should point out that longer-term investment-grade bond returns are positive. For the six months, higher-quality bonds held up better than lower-rated debt--highly rated government agency mortgages and some Treasury bonds were the only segments of the taxable bond market to manage positive results. Meanwhile, corporate bonds tracked the equity markets, posting sharply negative returns (see table at right).

RATES HIGHER, CURVE LITTLE CHANGED

Sharp volatility and inflation concerns meant bond yields finished the six months higher. The yield on the two-year Treasury note went from 1.59% to
1.97%, while the 10-year Treasury yield rose from 3.41% to 3.83%. As a result, the shape of the yield curve (a graphic representation of bond yields at different maturities) was little changed--the difference in yield between two-
and 10-year Treasury securities inched up from 182 to 186 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2008*

TREASURY SECURITIES
3-Month Bill                                 0.99%
2-Year Note                                  0.91%
10-Year Note                                -1.26%
30-Year Bond                                 2.36%

CITIGROUP U.S. BOND MARKET INDICES
Mortgage (mortgage-backed)                   1.54%
Treasury                                     0.19%
Agency                                      -0.68%
Broad Investment-Grade (multi-sector)       -1.30%
Inflation-Linked Securities                 -3.86%
Credit (investment-grade corporate)         -7.41%
High-Yield Market (corporate)               -7.78%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
NT Diversified Bond

Total Returns as of September 30, 2008
                                                       Average Annual
                                                          Returns
                                                           Since        Inception
                                 6 months(1)  1 year     Inception         Date

INSTITUTIONAL CLASS                -1.06%     5.48%        6.29%         5/12/06

CITIGROUP US BROAD
INVESTMENT-GRADE BOND INDEX        -1.30%     4.48%        5.98%            --

(1) Total returns for periods less than one year are not annualized.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended September 30
                                                    2006*    2007    2008

Institutional Class                                 4.20%   5.27%   5.48%
Citigroup US Broad Investment-Grade Bond Index      4.48%   5.25%   4.48%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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3

PORTFOLIO COMMENTARY
NT Diversified Bond

Portfolio Managers: David MacEwen, Bob Gahagan, Jeff Houston, Brian Howell,
Mike Difley, Hando Aguilar, John Walsh, Dan Shiffman, Jim Platz, and Seth
Plunkett

PERFORMANCE SUMMARY

NT Diversified Bond returned -1.06%* for the six months ended September 30,
2008. By comparison, the Citigroup US Broad Investment-Grade (BIG) Bond Index
had a return of -1.30%. See page 3 for additional performance comparisons.
Portfolio returns reflect operating expenses, while Citigroup index returns do not.

The portfolio's performance reflected a period of extreme volatility in interest rates and returns, particularly for credit-sensitive bonds. Amid significant economic and financial market disruptions, few bonds managed positive returns (see page 2). NT Diversified Bond performed slightly ahead of its benchmark as some of our sector allocation decisions had a mixed effect, while we began to take profits from some long-running, profitable trades and looked for opportunities to add high-quality securities offering compelling risk/reward profiles.

But the bigger performance story was favorable relative results compared with key competitors who had exposure to Lehman Brothers and other financial sector debt issuers whose bonds experienced significant credit-related volatility during the period. Our security selection in the corporate sector gave the portfolio a significant advantage over competing funds.

SECTOR ALLOCATION MIXED

Sector allocation had a mixed effect. On a positive note, it was beneficial to hold an underweight position in the hard-hit corporate sector. In addition, within our corporate allocation, we avoided the poorest-performing financial companies, favoring high-quality, shorter-term bonds from defensive sectors of the economy.

It also helped to hold more mortgage-backed securities than the index. These securities were among the best-performing segments of the market for the six months despite volatility in interest rates and the housing market.

However, not all of our sector allocation decisions worked as well. First, our underweight position in Treasury bonds detracted from relative results.
Second, some of the Treasuries we did hold were Treasury inflation-protected securities (TIPS). Falling commodity prices and ebbing inflation hurt TIPS.
Third, some of our mortgage exposure was in collateralized mortgage obligations (CMOs). CMOs are structured mortgage securities, which we liked for their more stable cash flows during a period of sharp interest rate volatility. Nevertheless, non-agency CMOs underperformed for the period.
Finally, NT Diversified Bond held a small stake in municipal bonds, which lagged the Citigroup BIG Index.

Portfolio at a Glance
                                    As of       As of
                                   9/30/08     3/31/08

Average Duration (effective)      4.9 years   4.6 years
Weighted Average Life             6.3 years   6.8 years

Yields as of September 30, 2008

30-day SEC Yield
Institutional Class                             4.76%

*Total returns for periods less than one year are not annualized.

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4

NT Diversified Bond

FINDING ATTRACTIVE VALUES

We've been working hard in recent months to build positions in select, high-quality segments of the market that we believe have been oversold in the current crisis. Examples are pre-refunded municipal bonds (refinanced municipal bonds backed by Treasury bonds) and government agency bonds that offer yields above Treasuries, but that now carry explicit Treasury backing.
From the point of view of a long-term investor, we think these trades have significant upside relative to their risk. And in the short run, these sorts of investments have extremely low default risk even in these volatile markets--a risk much more prevalent in corporate bonds right now.

In addition, we're taking profits and trimming some of our long-running trades. Our yield curve positioning is a good example--for more than a year we've maintained a yield curve steepening trade intended to profit from changes in the shape of the curve (the trade is based on the expectation that the yield difference between two- and 10-year Treasury notes would widen, which it has). But in recent months we began to take some profits as the yield relationship between short- and long-term bonds moved closer to its wider historical relationship.

OUTLOOK

"Our economic outlook is negative--we're experiencing the worst housing market since the Great Depression and perhaps the greatest unwinding of leverage ever," said Portfolio Manager Bob Gahagan. "We're encouraged by the government's attempts to restore confidence in the system; nevertheless, we don't see any compelling reasons for consumers to begin spending again. In fixed-income markets we remain very cautious on the corporate sector, though we are encouraged that prices now reflect the risk in the market. That's something we couldn't say this time last year."

Types of Investments in Portfolio
                                                         % of fund     % of fund
                                                        investments   investments
                                                           as of         as of
                                                          9/30/08       3/31/08

U.S. Government Agency Mortgage-Backed Securities          34.1%         23.5%
U.S. Treasury Securities                                   15.1%         18.8%
Corporate Bonds                                            14.3%         12.3%
Collateralized Mortgage Obligations                         8.3%          7.8%
Commercial Mortgage-Backed Securities                       4.8%          7.9%
Municipal Securities                                        4.6%          4.0%
U.S. Government Agency Securities                           4.5%          1.9%
Asset-Backed Securities                                     1.0%          1.3%
Sovereign Governments & Agencies                            0.1%          0.1%
Temporary Cash Investments                                  2.9%          3.3%
Temporary Cash Investments -- Securities Lending
Collateral                                                 10.3%         19.1%

Portfolio Composition by Credit Rating
                                                         % of fund     % of fund
                                                        investments   investments
                                                           as of         as of
                                                          9/30/08       3/31/08

AAA                                                         82%           83%
AA                                                           3%            3%
A                                                            8%            9%
BBB                                                          7%            5%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

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5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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6

                   Beginning         Ending       Expenses Paid
                 Account Value   Account Value    During Period*     Annualized
                     4/1/08         9/30/08      4/1/08 - 9/30/08  Expense Ratio*

Actual               $1,000         $989.40           $2.09             0.42%
Hypothetical         $1,000        $1,022.96          $2.13             0.42%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

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7

SCHEDULE OF INVESTMENTS
NT Diversified Bond

SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount                                                             Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 43.9%

FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 40.9%
          $206  FHLMC, 6.50%, 2/1/09(2)                                       $208
         1,327  FHLMC, 6.50%, 12/1/12(2)                                     1,375
        17,327  FHLMC, 6.00%, 1/1/13(2)                                     17,648
         2,636  FHLMC, 7.00%, 11/1/13(2)                                     2,776
         5,303  FHLMC, 7.00%, 6/1/14(2)                                      5,592
        16,414  FHLMC, 6.50%, 6/1/16(2)                                     17,009
        10,030  FHLMC, 6.50%, 6/1/16(2)                                     10,519
       236,197  FHLMC, 5.00%, 11/1/17(2)                                   236,894
       411,119  FHLMC, 4.50%, 1/1/19(2)                                    404,687
     1,498,816  FHLMC, 5.00%, 1/1/21(2)                                  1,491,997
         1,989  FHLMC, 7.00%, 9/1/27(2)                                      2,099
         3,321  FHLMC, 6.50%, 1/1/28(2)                                      3,441
           514  FHLMC, 7.00%, 2/1/28(2)                                        542
        19,471  FHLMC, 6.50%, 3/1/29(2)                                     20,172
        12,206  FHLMC, 6.50%, 6/1/29(2)                                     12,638
         1,869  FHLMC, 7.00%, 8/1/29(2)                                      1,968
         3,110  FHLMC, 7.50%, 8/1/29(2)                                      3,375
           319  FHLMC, 6.50%, 5/1/31(2)                                        330
         9,696  FHLMC, 6.50%, 5/1/31(2)                                     10,031
           460  FHLMC, 6.50%, 6/1/31(2)                                        476
         7,384  FHLMC, 6.50%, 6/1/31(2)                                      7,639
           333  FHLMC, 6.50%, 6/1/31(2)                                        345
         1,094  FHLMC, 6.50%, 6/1/31(2)                                      1,131
       243,778  FHLMC, 5.50%, 12/1/33(2)                                   243,248
     4,497,824  FHLMC, 5.50%, 1/1/38(2)                                  4,478,912
     4,000,000  FHLMC, 5.50%, 4/1/38                                     3,982,557
       735,198  FHLMC, 6.00%, 8/1/38(2)                                    745,053
       151,302  FHLMC, 6.50%, 7/1/47(2)                                    152,720
     4,500,000  FNMA, 5.50%, settlement date 10/14/08(3)                 4,488,048
     4,929,000  FNMA, 6.50%, settlement date 10/14/08(3)                 5,054,537
    14,316,354  FNMA, 6.00%, settlement date 11/13/08(3)                14,475,180
           589  FNMA, 6.00%, 2/1/09(2)                                         595
         1,720  FNMA, 6.00%, 5/1/13(2)                                       1,761
         1,141  FNMA, 6.00%, 5/1/13(2)                                       1,166
         5,658  FNMA, 6.00%, 7/1/13(2)                                       5,793
         9,428  FNMA, 6.00%, 12/1/13(2)                                      9,652
         7,087  FNMA, 6.00%, 1/1/14(2)                                       7,256
        12,824  FNMA, 6.00%, 2/1/14(2)                                      13,129
        13,183  FNMA, 6.00%, 4/1/14(2)                                      13,496

Principal Amount                                                             Value

     $ 100,327  FNMA, 5.50%, 12/1/16(2)                                  $ 102,240
        50,400  FNMA, 5.50%, 12/1/16(2)                                     51,362
       412,298  FNMA, 4.50%, 5/1/19(2)                                     405,075
        11,191  FNMA, 6.50%, 1/1/26(2)                                      11,600
         1,193  FNMA, 7.00%, 12/1/27(2)                                      1,260
           729  FNMA, 6.50%, 1/1/28(2)                                         755
           690  FNMA, 7.00%, 1/1/28(2)                                         729
         3,092  FNMA, 7.50%, 4/1/28(2)                                       3,351
        11,801  FNMA, 7.00%, 5/1/28(2)                                      12,421
           516  FNMA, 7.00%, 6/1/28(2)                                         543
         2,522  FNMA, 6.50%, 1/1/29(2)                                       2,613
         7,303  FNMA, 6.50%, 4/1/29(2)                                       7,560
         4,586  FNMA, 7.00%, 7/1/29(2)                                       4,824
         3,909  FNMA, 7.00%, 7/1/29(2)                                       4,115
        12,224  FNMA, 7.50%, 7/1/29(2)                                      13,232
        11,587  FNMA, 7.50%, 8/1/30(2)                                      12,520
         4,821  FNMA, 7.50%, 9/1/30(2)                                       5,210
        27,948  FNMA, 7.00%, 9/1/31(2)                                      29,386
        15,575  FNMA, 6.50%, 1/1/32(2)                                      16,110
       134,126  FNMA, 7.00%, 6/1/32(2)                                     140,992
        57,901  FNMA, 6.50%, 8/1/32(2)                                      59,889
       356,126  FNMA, 5.50%, 6/1/33(2)                                     356,243
     1,720,356  FNMA, 5.50%, 7/1/33(2)                                   1,720,918
       289,456  FNMA, 5.50%, 8/1/33(2)                                     289,551
       373,535  FNMA, 5.50%, 9/1/33(2)                                     373,657
     2,777,891  FNMA, 5.00%, 11/1/33(2)                                  2,715,927
       784,639  FNMA, 5.50%, 1/1/34(2)                                     785,172
     2,124,795  FNMA, 5.50%, 12/1/34(2)                                  2,123,497
     1,975,554  FNMA, 5.00%, 8/1/35(2)                                   1,928,401
     1,997,167  FNMA, 4.50%, 9/1/35(2)                                   1,892,751
     1,142,391  FNMA, 5.00%, 2/1/36(2)                                   1,115,124
     7,219,559  FNMA, 5.50%, 4/1/36(2)                                   7,210,637
     5,958,450  FNMA, 5.50%, 5/1/36                                      5,951,086
     1,178,403  FNMA, 5.50%, 7/1/36(2)                                   1,176,394
       544,990  FNMA, 5.50%, 2/1/37(2)                                     544,062
     1,805,685  FNMA, 6.50%, 8/1/37(2)                                   1,842,676
        73,636  FNMA, 6.50%, 6/1/47(2)                                      74,326
       246,647  FNMA, 6.50%, 8/1/47(2)                                     248,959
       178,330  FNMA, 6.50%, 8/1/47(2)                                     180,002
       418,602  FNMA, 6.50%, 9/1/47(2)                                     422,526
        30,324  FNMA, 6.50%, 9/1/47(2)                                      30,608
       294,320  FNMA, 6.50%, 9/1/47(2)                                     297,079
       208,807  FNMA, 6.50%, 9/1/47(2)                                     210,765
       241,605  FNMA, 6.50%, 9/1/47(2)                                     243,870
         4,657  GNMA, 7.50%, 8/20/17(2)                                      4,991

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8

NT Diversified Bond

Principal Amount                                                             Value

        $5,887  GNMA, 7.00%, 11/15/22(2)                                    $6,228
         5,955  GNMA, 8.75%, 3/15/25(2)                                      6,527
         1,350  GNMA, 7.00%, 4/20/26(2)                                      1,418
         2,598  GNMA, 7.50%, 8/15/26(2)                                      2,807
         1,339  GNMA, 8.00%, 8/15/26(2)                                      1,470
           165  GNMA, 7.50%, 4/15/27(2)                                        179
         3,148  GNMA, 7.50%, 5/15/27(2)                                      3,399
         2,355  GNMA, 8.00%, 6/15/27(2)                                      2,585
           264  GNMA, 7.50%, 11/15/27(2)                                       285
         1,206  GNMA, 7.00%, 2/15/28(2)                                      1,272
         1,881  GNMA, 7.50%, 2/15/28(2)                                      2,030
         1,825  GNMA, 6.50%, 3/15/28(2)                                      1,881
           334  GNMA, 7.00%, 4/15/28(2)                                        352
         6,060  GNMA, 6.50%, 5/15/28(2)                                      6,246
           705  GNMA, 6.50%, 5/15/28(2)                                        727
         1,986  GNMA, 7.00%, 12/15/28(2)                                     2,095
           204  GNMA, 8.00%, 12/15/29(2)                                       224
        13,446  GNMA, 7.00%, 5/15/31(2)                                     14,162
     4,500,000  GNMA, 6.00%, 9/20/38                                     4,566,304
                                                                      ------------
                                                                        73,171,195
                                                                      ------------
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 3.0%
     1,033,068  FHLMC, 6.80%, 8/1/36                                     1,057,702
     1,346,525  FHLMC, 6.01%, 11/1/36                                    1,378,870
       783,040  FNMA, 6.49%, 5/1/36(2)                                     799,225
       539,193  FNMA, 6.42%, 9/1/36(2)                                     555,778
       660,283  FNMA, 6.46%, 9/1/36(2)                                     679,585
       722,213  FNMA, 5.95%, 6/1/37(2)                                     736,350
                                                                      ------------
                                                                         5,207,510
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $77,752,264)                                                      78,378,705
                                                                      ------------

U.S. Treasury Securities and Equivalents -- 19.4%

     2,200,000  U.S. Treasury Bonds, 10.625%, 8/15/15(2)(4)              3,163,189
     1,160,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)                  1,592,282
       800,000  U.S. Treasury Bonds, 4.75%, 2/15/37(2)                     853,250
     5,504,265  U.S. Treasury Inflation Indexed Notes, 3.00%,
                7/15/12(2)                                               5,726,283
     2,023,408  U.S. Treasury Inflation Indexed Notes, 2.00%,
                1/15/14(2)(4)                                            2,017,916
     3,359,296  U.S. Treasury Inflation Indexed Notes, 1.625%,
                1/15/18(2)                                               3,175,113
     9,635,000  U.S. Treasury Notes, 2.75%, 7/31/10(2)(4)                9,794,584

Principal Amount                                                             Value

    $1,500,000  U.S. Treasury Notes, 4.75%, 5/31/12(2)                 $ 1,612,618
     2,725,000  U.S. Treasury Notes, 3.125%, 8/31/13(2)(4)               2,747,994
     1,818,000  U.S. Treasury Notes, 4.00%, 2/15/14(2)(4)                1,910,180
     1,907,000  U.S. Treasury Notes, 4.75%, 8/15/17(2)(4)                2,042,725
                                                                      ------------
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS
(Cost $34,829,558)                                                      34,636,134
                                                                      ------------

Corporate Bonds -- 18.4%

AEROSPACE & DEFENSE -- 0.6%
       160,000  Honeywell International, Inc., 5.30%, 3/15/17(2)           152,604
       130,000  Honeywell International, Inc., 5.30%, 3/1/18(2)            122,584
       169,000  Lockheed Martin Corp., Series 2006 B, 6.15%,
                9/1/36(2)                                                  161,101
       197,000  United Technologies Corp., 4.375%, 5/1/10(2)               200,428
       230,000  United Technologies Corp., 6.05%, 6/1/36(2)                214,494
       220,000  United Technologies Corp., 6.125%, 7/15/38(2)              212,699
                                                                      ------------
                                                                         1,063,910
                                                                      ------------
AUTOMOBILES -- 0.3%
       170,000  American Honda Finance Corp., 7.625%, 10/1/18(5)           169,320
       150,000  DaimlerChrysler N.A. Holding Corp., 5.875%,
                3/15/11(2)                                                 149,605
       170,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
                11/15/13(2)                                                166,077
                                                                      ------------
                                                                           485,002
                                                                      ------------
BEVERAGES -- 0.4%
       320,000  Coca-Cola Co. (The), 5.35%, 11/15/17(2)                    316,912
       250,000  Diageo Capital plc, 5.75%, 10/23/17(2)                     240,318
       240,000  SABMiller plc, 6.20%, 7/1/11(2)(5)                         246,414
                                                                      ------------
                                                                           803,644
                                                                      ------------
CAPITAL MARKETS -- 0.9%
       350,000  Bear Stearns Cos., Inc. (The), 6.40%, 10/2/17(2)           327,408
       360,000  Credit Suisse (New York), 5.00%, 5/15/13(2)                333,944
       270,000  Deutsche Bank AG (London), 4.875%, 5/20/13(2)              258,160
       292,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(2)                276,302
       200,000  Merrill Lynch & Co., Inc., 6.875%, 4/25/18(2)              177,247

------
9

NT Diversified Bond

Principal Amount                                                             Value

     $ 200,000  Morgan Stanley, 6.00%, 4/28/15(2)                        $ 136,251
       210,000  Morgan Stanley, 6.625%, 4/1/18(2)                          139,191
                                                                      ------------
                                                                         1,648,503
                                                                      ------------
CHEMICALS -- 0.3%
       190,000  Air Products & Chemicals, Inc., 4.15%, 2/1/13(2)           182,310
       150,000  E.I. du Pont de Nemours & Co., 5.00%, 1/15/13(2)           148,368
       130,000  Rohm & Haas Co., 5.60%, 3/15/13(2)                         127,718
                                                                      ------------
                                                                           458,396
                                                                      ------------
COMMERCIAL BANKS -- 0.8%
       180,000  KeyCorp, 6.50%, 5/14/13(2)                                 129,694
       178,000  PNC Bank N.A., 4.875%, 9/21/17(2)                          148,968
       160,000  PNC Bank N.A., 6.00%, 12/7/17(2)                           145,279
       133,000  PNC Funding Corp., 5.125%, 12/14/10(2)                     132,356
       100,000  SunTrust Bank, 7.25%, 3/15/18(2)                            88,663
       139,000  Wachovia Bank N.A., 4.80%, 11/1/14(2)                       82,539
       218,000  Wachovia Bank N.A., 4.875%, 2/1/15(2)                      129,395
       193,000  Wells Fargo & Co., 4.625%, 8/9/10(2)                       192,318
       190,000  Wells Fargo & Co., 4.375%, 1/31/13(2)                      174,820
       190,000  Wells Fargo Bank N.A., 6.45%, 2/1/11(2)                    193,048
                                                                      ------------
                                                                         1,417,080
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
       130,000  Pitney Bowes, Inc., 5.75%, 9/15/17(2)                      127,286
                                                                      ------------
COMPUTERS & PERIPHERALS -- 0.2%
       340,000  Hewlett-Packard Co., 4.50%, 3/1/13(2)                      327,020
                                                                      ------------
CONSUMER FINANCE -- 0.8%
        99,000  American Express Centurion Bank, 4.375%,
                7/30/09(2)                                                  95,639
       300,000  American Express Centurion Bank, 5.55%,
                10/17/12(2)                                                277,353
       127,000  General Electric Capital Corp., 6.125%, 2/22/11(2)         126,297
       140,000  General Electric Capital Corp., 4.80%, 5/1/13(2)           127,822
       250,000  General Electric Capital Corp., 5.625%, 9/15/17(2)         214,923

Principal Amount                                                             Value

     $ 130,000  John Deere Capital Corp., 4.50%, 4/3/13(2)               $ 124,205
       250,000  John Deere Capital Corp., 4.90%, 9/9/13(2)                 242,103
       220,000  John Deere Capital Corp., 5.50%, 4/13/17(2)                204,309
                                                                      ------------
                                                                         1,412,651
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.8%
       194,000  Bank of America Corp., 4.375%, 12/1/10(2)                  186,215
       350,000  Bank of America Corp., 4.90%, 5/1/13(2)                    316,941
       250,000  Bank of America N.A., 5.30%, 3/15/17(2)                    208,012
       200,000  Bank of America N.A., 6.00%, 10/15/36(2)                   166,785
       200,000  Citigroup, Inc., 5.50%, 4/11/13(2)                         174,740
       149,000  Citigroup, Inc., 5.00%, 9/15/14(2)                         114,379
       210,000  Citigroup, Inc., 6.125%, 5/15/18(2)                        174,179
       240,000  Pricoa Global Funding I, 5.40%, 10/18/12(2)(5)             240,636
                                                                      ------------
                                                                         1,581,887
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
       193,000  AT&T Corp., 7.30%, 11/15/11(2)                             200,550
       360,000  AT&T, Inc., 6.25%, 3/15/11(2)                              364,014
       195,000  AT&T, Inc., 6.80%, 5/15/36(2)                              171,926
        70,000  AT&T, Inc., 6.40%, 5/15/38(2)                               58,773
        29,000  BellSouth Corp., 6.875%, 10/15/31(2)                        26,025
       190,000  British Telecommunications plc, 5.95%, 1/15/18(2)          168,667
        82,000  Embarq Corp., 7.08%, 6/1/16(2)                              66,512
        60,000  Qwest Corp., 7.875%, 9/1/11(2)                              57,900
       120,000  Qwest Corp., 7.50%, 10/1/14(2)                             104,400
       227,000  Telecom Italia Capital SA, 4.00%, 1/15/10(2)               220,515
       150,000  Telefonica Emisiones SAU, 5.98%, 6/20/11(2)                148,435
       150,000  Telefonica Emisiones SAU, 7.05%, 6/20/36(2)                135,731
       140,000  Verizon Communications, Inc., 5.55%, 2/15/16(2)            129,137
       130,000  Verizon Communications, Inc., 5.50%, 2/15/18(2)            115,036
       130,000  Verizon Communications, Inc., 6.10%, 4/15/18(2)            120,169

------
10

NT Diversified Bond

Principal Amount                                                             Value

      $ 90,000  Verizon Communications, Inc., 6.25%, 4/1/37(2)             $74,189
       190,000  Verizon Communications, Inc., 6.40%, 2/15/38(2)            158,652
                                                                      ------------
                                                                         2,320,631
                                                                      ------------
ELECTRIC UTILITIES -- 1.3%
       185,000  Carolina Power & Light Co., 5.15%, 4/1/15(2)               178,181
        90,000  Carolina Power & Light Co., 5.25%, 12/15/15(2)              86,907
       260,000  Cleveland Electric Illuminating Co. (The), 5.70%,
                4/1/17(2)                                                  233,095
       490,000  FirstEnergy Corp., 6.45%, 11/15/11(2)                      492,636
        60,000  Florida Power Corp., 4.50%, 6/1/10(2)                       60,497
       180,000  Florida Power Corp., 5.65%, 6/15/18(2)                     172,339
       130,000  Florida Power Corp., 6.35%, 9/15/37(2)                     122,258
       310,000  Pacific Gas & Electric Co., 4.20%, 3/1/11(2)               303,019
       100,000  Pacific Gas & Electric Co., 5.80%, 3/1/37(2)                85,342
       130,000  Pacific Gas & Electric Co., 6.35%, 2/15/38(2)              118,112
       180,000  Public Service Co. of Colorado, 5.80%, 8/1/18(2)           173,972
       179,000  Southern California Edison Co., 5.625%, 2/1/36(2)          156,129
        80,000  Toledo Edison Co. (The), 6.15%, 5/15/37(2)                  65,164
                                                                      ------------
                                                                         2,247,651
                                                                      ------------
ELECTRICAL EQUIPMENT -- 0.1%
       200,000  Rockwell Automation, Inc., 6.25%, 12/1/37                  198,784
                                                                      ------------
FOOD & STAPLES RETAILING -- 1.1%
       190,000  CVS Caremark Corp., 5.75%, 6/1/17(2)                       177,849
       280,000  Kroger Co. (The), 6.80%, 4/1/11(2)                         288,541
       350,000  Kroger Co. (The), 5.00%, 4/15/13(2)                        334,474
       260,000  SYSCO Corp., 4.20%, 2/12/13(2)                             257,895
       168,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10(2)                   171,398
       140,000  Wal-Mart Stores, Inc., 4.25%, 4/15/13(2)                   137,550
       235,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(2)                   219,557

Principal Amount                                                             Value

     $ 200,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37(2)                 $ 187,770
       140,000  Wal-Mart Stores, Inc., 6.20%, 4/15/38(2)                   127,790
                                                                      ------------
                                                                         1,902,824
                                                                      ------------
FOOD PRODUCTS -- 0.8%
       279,000  Cadbury Schweppes U.S. Finance LLC, 3.875%,
                10/1/08(2)(5)                                              279,000
       190,000  Cargill, Inc., 5.20%, 1/22/13(2)(5)                        183,909
       330,000  General Mills, Inc., 5.65%, 9/10/12(2)                     333,379
       180,000  General Mills, Inc., 5.25%, 8/15/13(2)                     178,803
       120,000  Kellogg Co., 6.60%, 4/1/11(2)                              124,664
       200,000  Kellogg Co., 5.125%, 12/3/12(2)                            199,615
       200,000  Kraft Foods, Inc., 6.00%, 2/11/13(2)                       198,963
                                                                      ------------
                                                                         1,498,333
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.4%
       179,000  Baxter Finco BV, 4.75%, 10/15/10(2)                        182,621
       230,000  Baxter International, Inc., 5.90%, 9/1/16(2)               231,242
       200,000  Baxter International, Inc., 5.375%, 6/1/18(2)              191,551
       130,000  Baxter International, Inc., 6.25%, 12/1/37(2)              123,406
                                                                      ------------
                                                                           728,820
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.1%
       214,000  Laboratory Corp. of America Holdings, 5.625%,
                12/15/15(2)                                                197,165
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 0.4%
       340,000  McDonald's Corp., 5.35%, 3/1/18(2)                         329,602
       130,000  McDonald's Corp., 6.30%, 10/15/37(2)                       126,208
       100,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(2)             86,500
       125,000  Yum! Brands, Inc., 6.875%, 11/15/37(2)                     105,593
                                                                      ------------
                                                                           647,903
                                                                      ------------
HOUSEHOLD PRODUCTS -- 0.2%
       120,000  Kimberly-Clark Corp., 6.125%, 8/1/17(2)                    120,393
       255,000  Procter & Gamble Co. (The), 5.55%, 3/5/37(2)               237,296
                                                                      ------------
                                                                           357,689
                                                                      ------------

------
11

NT Diversified Bond

Principal Amount                                                             Value

INDUSTRIAL CONGLOMERATES -- 0.4%
     $ 652,000  General Electric Co., 5.00%, 2/1/13(2)                   $ 601,073
       130,000  General Electric Co., 5.25%, 12/6/17(2)                    113,953
                                                                      ------------
                                                                           715,026
                                                                      ------------
INSURANCE -- 1.1%
       180,000  Berkshire Hathaway Finance Corp., 5.00%,
                8/15/13(2)(5)                                              179,718
       250,000  Hartford Financial Services Group, Inc. (The),
                5.375%, 3/15/17(2)                                         214,958
       130,000  Hartford Financial Services Group, Inc. (The),
                6.30%, 3/15/18(2)(4)                                       118,032
       140,000  Hartford Financial Services Group, Inc. (The),
                6.00%, 1/15/19(2)                                          122,699
       250,000  Lincoln National Corp., 6.30%, 10/9/37(2)                  209,741
       490,000  MetLife Global Funding I, 5.125%, 4/10/13(2)(5)            476,496
       360,000  New York Life Global Funding, 4.65%, 5/9/13(2)(5)          360,140
       200,000  Prudential Financial, Inc., 6.00%, 12/1/17(2)              178,582
       100,000  Prudential Financial, Inc., 5.40%, 6/13/35(2)               71,872
       110,000  Travelers Cos., Inc. (The), 6.25%, 6/15/37(2)               95,421
                                                                      ------------
                                                                         2,027,659
                                                                      ------------
MACHINERY -- 0.4%
       130,000  Caterpillar Financial Services Corp., 4.85%,
                12/7/12(2)                                                 126,653
       690,000  Caterpillar Financial Services Corp., 5.45%,
                4/15/18(2)                                                 618,408
                                                                      ------------
                                                                           745,061
                                                                      ------------
MEDIA -- 1.1%
       150,000  Comcast Cable Communications LLC, 6.75%,
                1/30/11(2)                                                 152,215
       230,000  Comcast Corp., 5.90%, 3/15/16(2)                           210,993
       140,000  Comcast Corp., 5.70%, 5/15/18(2)                           122,329
       140,000  Comcast Corp., 6.40%, 5/15/38(2)                           112,045
       105,000  News America Holdings, Inc., 7.75%, 1/20/24(2)             104,699
       210,000  Pearson Dollar Finance Two plc, 6.25%,
                5/6/18(2)(5)                                               201,800
       340,000  Rogers Cable, Inc., 6.25%, 6/15/13(2)                      340,316

Principal Amount                                                             Value

     $ 300,000  Time Warner Cable, Inc., 5.40%, 7/2/12(2)                $ 285,573
       360,000  Time Warner Cable, Inc., 6.75%, 7/1/18(2)                  336,564
       130,000  Time Warner, Inc., 5.50%, 11/15/11(2)                      124,878
        29,000  Time Warner, Inc., 7.625%, 4/15/31(2)                       25,192
                                                                      ------------
                                                                         2,016,604
                                                                      ------------
METALS & MINING -- 0.4%
       250,000  ArcelorMittal, 6.125%, 6/1/18(2)(5)                        221,760
       430,000  Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(2)             421,916
        80,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16(2)(5)          72,150
                                                                      ------------
                                                                           715,826
                                                                      ------------
MULTI-UTILITIES -- 0.4%
       130,000  CenterPoint Energy Resources Corp., 6.125%,
                11/1/17(2)                                                 116,323
       140,000  CenterPoint Energy Resources Corp., 6.25%,
                2/1/37(2)                                                  110,815
        96,000  Dominion Resources, Inc., 4.75%, 12/15/10(2)                95,604
       150,000  Dominion Resources, Inc., 6.40%, 6/15/18(2)                143,617
       250,000  NSTAR Electric Co., 5.625%, 11/15/17(2)                    240,757
                                                                      ------------
                                                                           707,116
                                                                      ------------
MULTILINE RETAIL -- 0.3%
       100,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12(2)          92,198
       130,000  Kohl's Corp., 6.875%, 12/15/37(2)                          112,061
       320,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13(2)           290,260
                                                                      ------------
                                                                           494,519
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 1.0%
       100,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17(2)          87,505
       130,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39(2)          107,227
       180,000  ConocoPhillips, 5.20%, 5/15/18(2)                          168,268
       270,000  Enbridge Energy Partners LP, 6.50%, 4/15/18(2)             249,415
       343,000  Enterprise Products Operating LP, 4.95%, 6/1/10(2)         340,330
       140,000  Enterprise Products Operating LP, 6.30%,
                9/15/17(2)                                                 130,779
       170,000  Nexen, Inc., 6.40%, 5/15/37(2)                             134,648
       279,000  Premcor Refining Group, Inc. (The), 6.125%,
                5/1/11(2)                                                  282,849

------
12

NT Diversified Bond

Principal Amount                                                             Value

      $ 60,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37(2)             $51,549
       138,000  XTO Energy, Inc., 5.30%, 6/30/15(2)                        128,498
       102,000  XTO Energy, Inc., 6.10%, 4/1/36(2)                          84,508
        70,000  XTO Energy, Inc., 6.375%, 6/15/38(2)                        57,188
                                                                      ------------
                                                                         1,822,764
                                                                      ------------
PHARMACEUTICALS -- 1.0%
       179,000  Abbott Laboratories, 5.875%, 5/15/16(2)                    178,880
       140,000  Abbott Laboratories, 5.60%, 11/30/17(2)                    135,942
       550,000  AstraZeneca plc, 5.40%, 9/15/12(2)                         553,009
       190,000  AstraZeneca plc, 5.90%, 9/15/17(2)                         187,273
       360,000  GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(2)           353,782
       220,000  GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38(2)          206,666
       170,000  Wyeth, 5.95%, 4/1/37(2)                                    153,383
                                                                      ------------
                                                                         1,768,935
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
       250,000  ProLogis, 5.625%, 11/15/16(2)                              213,284
                                                                      ------------
ROAD & RAIL -- 0.4%
       500,000  Norfolk Southern Corp., 5.75%, 4/1/18(2)                   482,817
       180,000  Union Pacific Corp., 5.75%, 11/15/17(2)                    166,894
                                                                      ------------
                                                                           649,711
                                                                      ------------
SOFTWARE -- 0.5%
       150,000  Intuit, Inc., 5.75%, 3/15/17(2)                            132,878
       164,000  Oracle Corp., 5.00%, 1/15/11(2)                            168,024
       670,000  Oracle Corp., 5.75%, 4/15/18(2)                            623,209
                                                                      ------------
                                                                           924,111
                                                                      ------------
SPECIALTY RETAIL -- 0.1%
       130,000  Lowe's Cos., Inc., 5.60%, 9/15/12(2)                       132,712
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
       300,000  Rogers Communications, Inc., 6.80%, 8/15/18(2)             284,109
       200,000  Vodafone Group plc, 5.625%, 2/27/17(2)                     177,952
                                                                      ------------
                                                                           462,061
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $35,044,380)                                                      32,820,568
                                                                      ------------

Principal Amount                                                             Value

Collateralized Mortgage Obligations(1) -- 10.6%

PRIVATE SPONSOR -- 3.7%
     $ 745,862  Banc of America Alternative Loan Trust, Series
                2007-2, Class 2A4, 5.75%, 6/25/37(2)                     $ 680,627
     2,382,850  Countrywide Home Loan Mortgage Pass-Through
                Trust, Series 2007-16, Class A1, 6.50%,
                10/25/37(2)                                              1,875,184
       765,550  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2003 AR28, Class 2A1, VRN, 4.92%,
                10/1/08(2)                                                 764,788
       502,847  J.P. Morgan Mortgage Trust, Series 2004 A2, Class
                1A1, VRN, 3.81%, 10/1/08(2)                                477,702
        13,637  MASTR Alternative Loans Trust, Series 2003-8,
                Class 4A1, 7.00%, 12/25/33(2)                               11,552
       274,849  Thornburg Mortgage Securities Trust, Series
                2006-5, Class A1, VRN, 3.33%, 10/25/08, resets
                monthly off the 1-month LIBOR plus 0.12% with no
                caps(2)                                                    257,667
       275,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A3, VRN,
                4.59%, 10/1/08(2)                                          266,578
     1,642,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A4B, VRN,
                4.67%, 10/1/08(2)                                        1,635,069
       452,406  Wells Fargo Mortgage Backed Securities Trust,
                Series 2004 EE, Class 3A1, VRN, 4.36%, 10/1/08(2)          419,425
       351,753  Wells Fargo Mortgage Backed Securities Trust,
                Series 2004 N, Class A4, VRN, 4.10%, 10/1/08(2)            348,983
                                                                      ------------
                                                                         6,737,575
                                                                      ------------
U.S. GOVERNMENT AGENCY -- 6.9%
       416,354  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(2)            419,281
       180,288  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14(2)            180,713
       700,000  FHLMC, Series 2926, Class EW SEQ, 5.00%,
                1/15/25(2)                                                 666,282
       100,081  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14(2)           100,309
     3,000,000  FHLMC, Series 3203, Class VN SEQ, 5.00%,
                6/15/22(2)                                               2,865,198
         3,029  FNMA, Series 1989-35, Class G SEQ, 9.50%,
                7/25/19(2)                                                   3,278

------
13

NT Diversified Bond

Principal Amount                                                             Value

    $2,418,168  FNMA, Series 2003-10, Class HW SEQ, 5.00%,
                11/25/16(2)                                            $ 2,437,710
       688,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17(2)          684,868
       970,856  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
                4/25/23(2)                                                 974,451
     3,877,552  FNMA, Series 2006-44, Class OA, 5.50%, 12/25/26(2)       3,943,004
                                                                      ------------
                                                                        12,275,094
                                                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $19,564,344)                                                      19,012,669
                                                                      ------------

Commercial Mortgage-Backed Securities(1) -- 6.2%

PRIVATE SPONSOR -- 6.2%
       950,000  Banc of America Commercial Mortgage, Inc., Series
                2002 PB2, Class B SEQ, 6.31%, 6/11/35(2)                   945,205
       600,000  Banc of America Commercial Mortgage, Inc., Series
                2004-2, Class A3 SEQ, 4.05%, 11/10/38(2)                   580,226
       570,000  Banc of America Commercial Mortgage, Inc., Series
                2006-6, Class A3 SEQ, 5.37%, 10/10/45(2)                   517,735
     1,711,231  Banc of America Commercial Mortgage, Inc.
                STRIPS-COUPON, Series 2004-1, Class XP, VRN,
                0.63%, 10/1/08                                              25,438
       121,800  Banc of America Large Loan, Series 2005 MIB1,
                Class A1, VRN, 2.64%, 10/15/08, resets monthly
                off the 1-month LIBOR plus 0.15% with no
                caps(2)(5)                                                 112,052
       408,327  Bear Stearns Commercial Mortgage Securities
                Trust, Series 2006 BBA7, Class A1, VRN, 2.60%,
                10/15/08, resets monthly off the 1-month LIBOR
                plus 0.11% with no caps(2)(5)                              381,274
     2,931,154  Bear Stearns Commercial Mortgage Securities Trust
                STRIPS-COUPON, Series 2004 T16, Class X2, VRN,
                0.72%, 10/1/08                                              66,316
       382,993  Commercial Mortgage Acceptance Corp.
                STRIPS-COUPON, Series 1998 C2, Class X, VRN,
                1.52%, 10/1/08                                              22,118

Principal Amount                                                             Value

      $ 15,101  Commercial Mortgage Pass-Through Certificates,
                Series 2005 F10A, Class A1, VRN, 2.59%, 10/15/08,
                resets monthly off the 1-month LIBOR plus 0.10%
                with no caps(2)(5)                                         $14,372
       400,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2001 CK3, Class A4 SEQ, 6.53%,
                6/15/34(2)                                                 401,864
     1,600,000  Credit Suisse Mortgage Capital Certificates,
                Series 2007 TF2A, Class A1, VRN, 2.67%, 10/15/08,
                resets monthly off the 1-month LIBOR plus 0.18%
                with no caps(2)(5)                                       1,467,103
       774,185  GMAC Commercial Mortgage Securities, Inc., Series
                2005 C1, Class A2 SEQ, 4.47%, 5/10/43(2)                   759,705
       860,000  Greenwich Capital Commercial Funding Corp.,
                Series 2005 GG3, Class A2 SEQ, 4.31%, 8/10/42(2)           843,303
       299,446  Greenwich Capital Commercial Funding Corp.,
                Series 2006 FL4A, Class A1, VRN, 2.58%, 10/5/08,
                resets monthly off the 1-month LIBOR plus 0.09%
                with no caps(2)(5)                                         269,411
       236,644  GS Mortgage Securities Corp. II, Series 2007 EOP,
                Class A1, VRN, 2.58%, 10/6/08, resets monthly off
                the 1-month LIBOR plus 0.09% with no caps(2)(5)            212,674
     1,750,000  LB-UBS Commercial Mortgage Trust, Series 2003 C3,
                Class A3 SEQ, 3.85%, 5/15/27(2)                          1,650,956
        18,956  LB-UBS Commercial Mortgage Trust, Series 2003 C5,
                Class A2 SEQ, 3.48%, 7/15/27(2)                             18,807
       500,000  LB-UBS Commercial Mortgage Trust, Series 2004 C1,
                Class A2 SEQ, 3.62%, 1/15/29(2)                            492,275
       547,903  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
                Class A2 SEQ, 4.82%, 4/15/30(2)                            538,150
       671,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
                Class A3 SEQ, 4.65%, 7/15/30(2)                            638,974
        57,242  Lehman Brothers Floating Rate Commercial Mortgage
                Trust, Series 2006 LLFA, Class A1, VRN, 2.57%,
                10/15/08, resets monthly off the 1-month LIBOR
                plus 0.08% with no caps(2)(5)                               51,894

------
14

NT Diversified Bond

Principal Amount                                                             Value

     $ 336,396  Merrill Lynch Floating Trust, Series 2006-1,
                Class A1, VRN, 2.56%, 10/15/08, resets monthly
                off the 1-month LIBOR plus 0.07% with no
                caps(2)(5)                                               $ 306,023
       721,436  Morgan Stanley Capital I, Series 2004 HQ3, Class
                A2 SEQ, 4.05%, 1/13/41(2)                                  705,054
                                                                      ------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $11,476,922)                                                      11,020,929
                                                                      ------------

Municipal Securities -- 6.0%

       930,000  California Educational Facilities Auth. Rev.,
                Series 2007 T1, (Stanford University), 5.00%,
                3/15/39(2)                                                 890,475
     2,000,000  California Infrastructure & Economic Development
                Bank Rev., Series 2003 A, (Bay Area Toll Bridges
                Seismic Retrofit 1st Lien), 5.00%, 1/1/28,
                Prerefunded at 100% of Par (Ambac)(2)(6)                 1,979,120
     2,300,000  Clark County School District GO, Series 2004 D,
                (Building Bonds), 5.00%, 12/15/14, Prerefunded at
                100% of Par (MBIA)(2)(6)                                 2,475,881
     2,200,000  Clark County School District GO, Series 2005 C,
                (Building Bonds), 5.00%, 12/15/15, Prerefunded at
                100% of Par (FSA)(2)(6)                                  2,367,706
       900,000  Georgia GO, Series 2008 B, 5.00%, 7/1/18(2)                948,600
       173,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2)           163,170
     1,830,000  Massachusetts Health & Educational Facilities
                Auth. Rev., Series 2002 K, (Mass Institute
                Technology), 5.50%, 7/1/32 (GO of Institute)             1,889,000
                                                                      ------------
TOTAL MUNICIPAL SECURITIES
(Cost $11,199,775)                                                      10,713,952
                                                                      ------------

Principal Amount                                                             Value

U.S. Government Agency Securities -- 5.8%

    $2,500,000  FHLMC, 4.125%, 9/27/13(2)(4)                           $ 2,522,325
     1,900,000  FHLMC, 5.00%, 1/30/14(2)                                 1,970,435
     1,530,000  FHLMC, 4.875%, 6/13/18(2)(4)                             1,553,660
     1,900,000  FNMA, 3.00%, 7/12/10(2)                                  1,896,814
       639,000  FNMA, 4.375%, 7/17/13(2)                                   649,098
     1,650,000  FNMA, 5.00%, 2/13/17(2)                                  1,689,436
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $10,207,227)                                                      10,281,768
                                                                      ------------

Asset-Backed Securities(1) -- 1.2%

        57,348  Accredited Mortgage Loan Trust, Series 2006-2,
                Class A1, VRN, 3.25%, 10/25/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps(2)            56,747
       500,000  CNH Equipment Trust, Series 2007 C, Class A3A
                SEQ, 5.21%, 12/15/11(2)                                    499,487
       116,231  Detroit Edison Securitization Funding LLC, Series
                2001-1, Class A4 SEQ, 6.19%, 3/1/13(2)                     118,937
        61,828  Long Beach Mortgage Loan Trust, Series 2006-6,
                Class 2A1, VRN, 3.25%, 10/25/08, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps(2)            61,169
         7,905  Nomura Home Equity Loan, Inc., Series 2006 HE2,
                Class A1, VRN, 3.27%, 10/25/08, resets monthly
                off the 1-month LIBOR plus 0.06% with no caps(2)             7,875
       119,615  SLM Student Loan Trust, Series 2006-5, Class A2,
                VRN, 2.79%, 10/25/08, resets quarterly off the
                3-month LIBOR minus 0.01% with no caps(2)                  119,172
       214,900  SLM Student Loan Trust, Series 2006-10, Class A2,
                VRN, 2.81%, 10/25/08, resets quarterly off the
                3-month LIBOR plus 0.01% with no caps(2)                   214,270
     1,196,357  SLM Student Loan Trust, Series 2007-8, Class A1,
                VRN, 3.03%, 10/25/08, resets quarterly off the
                3-month LIBOR plus 0.23% with no caps(2)                 1,163,044
                                                                      ------------
TOTAL ASSET-BACKED SECURITIES
(Cost $2,275,188)                                                        2,240,701
                                                                      ------------

------
15

NT Diversified Bond

Principal Amount/Shares                                                      Value

Sovereign Governments & Agencies -- 0.1%

      $ 29,000  Hydro-Quebec, 8.40%, 1/15/22(2)                            $38,740
       215,000  Province of Quebec, 5.00%, 7/17/09(2)                      218,844
                                                                      ------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $249,733)                                                            257,584
                                                                      ------------

Temporary Cash Investments -- 3.7%

           352  JPMorgan U.S. Treasury Plus Money Market Fund(2)               352
Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 3.00%,
7/15/12, valued at $6,800,016), in a joint trading account at
0.03%, dated 9/30/08, due 10/1/08 (Delivery value $6,683,006)(2)         6,683,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $6,683,352)                                                        6,683,352
                                                                      ------------

Temporary Cash Investments -- Securities Lending Collateral(7) -- 13.3%

 1,400,000      K2 (USA) LLC, VRN, 2.09%, 12/15/08, resets
                quarterly off the Federal Reserve Prime Loan Rate
                minus 2.91% with no caps(5)                              1,384,776
 1,000,000      Links Finance LLC, VRN, 2.10%, 10/9/08, resets
                quarterly off the Federal Reserve Prime Loan Rate
                minus 2.91% with no caps(5)                                985,909
 1,100,000      Merrill Lynch & Co., Inc., VRN, 2.17%, 12/29/08,
                resets quarterly off the Federal Reserve Prime
                Loan Rate minus 2.83% with no caps                       1,058,464

Principal Amount/Shares                                                      Value

$ 1,000,000     Nationwide Building Society, VRN, 2.94%, 12/8/08,
                resets quarterly off the 3-month LIBOR plus 0.13%
                with no caps                                             $ 993,853
 1,000,000      Tango Finance Corp., VRN, 2.09%, 12/29/08, resets
                quarterly off the Federal Reserve Prime Loan Rate
                minus 2.91% with no caps(5)                                991,051
Repurchase Agreement, Barclays Capital, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.00%, dated 9/30/08, due 10/1/08 (Delivery
value $4,000,222)                                                        4,000,000
Repurchase Agreement, BNP Paribas Securities Corp.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.00%, dated 9/30/08, due
10/1/08 (Delivery value $3,000,083)                                      3,000,000
Repurchase Agreement, Credit Suisse (USA) LLC, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.50%, dated 9/30/08, due 10/1/08 (Delivery
value $4,000,167)                                                        4,000,000
Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.00%, dated 9/30/08, due
10/1/08 (Delivery value $3,000,167)                                      3,000,000
Repurchase Agreement, UBS Securities LLC, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.75%, dated 9/30/08, due 10/1/08 (Delivery
value $4,279,592)                                                        4,279,384
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $23,779,165)                                                      23,693,437
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 128.6%
(Cost $233,061,908)                                                    229,739,799
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (28.6)%                               (51,146,357)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $178,593,442
                                                                      ============

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16

NT Diversified Bond

Futures Contracts
                             Expiration       Underlying Face     Unrealized Gain
   Contracts Purchased          Date          Amount at Value          (Loss)
222     U.S. Treasury
        2-Year Notes       December 2008             $47,383,125          $273,532
                                                     ===========          ========

                             Expiration      Underlying Face      Unrealized Gain
     Contracts Sold             Date         Amount at Value          (Loss)
    70  U.S. Long Bond     December 2008             $8,202,031            $63,280
    80  U.S. Treasury
        5-Year Notes       December 2008              8,978,750             18,023
                                                    -----------            -------
                                                    $17,180,781            $81,303
                                                    ===========            =======

Swap Agreements
Notional                                                 Expiration    Unrealized
Amount                Description of Agreement              Date      Gain (Loss)

CREDIT DEFAULT

$130,000       Pay quarterly a fixed rate equal to       March 2013
               0.70% multiplied by the notional
               amount and receive from Barclays Bank
               plc upon each default event of Rohm &
               Haas Co., par value of the
               proportional notional amount of Rohm &
               Haas Co., 7.85%, 7/15/29.                                 $ (1,892)
 850,000       Pay quarterly a fixed rate equal to       June 2013
               1.28% multiplied by the notional
               amount and receive from Barclays Bank
               plc upon each default event of
               Staples, Inc., par value of the
               proportional notional amount of
               Staples, Inc., 7.375%, 10/1/12.                              10,384
 1,100,000     Pay quarterly a fixed rate equal to       March 2017
               0.12% multiplied by the notional
               amount and receive from Barclays Bank
               plc upon each default event of Pfizer,
               Inc., par value of the proportional
               notional amount of Pfizer, Inc.,
               4.65%, 3/1/18.                                               30,128
 2,000,000     Pay quarterly a fixed rate equal to       September
               0.69% multiplied by the notional             2017
               amount and receive from Barclays Bank
               plc upon each default event of
               JPMorgan Chase & Co., par value of the
               proportional notional amount of
               JPMorgan Chase & Co., 6.75%, 2/1/11.                        178,677
                                                                         ---------
                                                                         $ 217,297
                                                                         =========

------
17

NT Diversified Bond

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

Equivalent = Security whose principal payments are secured by U.S. Treasuries

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

MBIA = MBIA Insurance Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $88,803,000.

(3) Forward commitment.

(4) Security, or a portion thereof, was on loan as of September 30, 2008.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at September 30, 2008 was $8,807,882, which represented 4.9% of total net assets.

(6) Escrowed to maturity in U.S. government securities or state and local government securities.

(7) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
18

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $209,282,743) --
including $23,135,508 of securities on loan                           $206,046,362

Investments made with cash collateral received for securities on
loan, at value (cost of $23,779,165)                                    23,693,437
                                                                      ------------
Total investment securities, at value (cost of $233,061,908)           229,739,799

Receivable for investments sold                                         15,833,530

Receivable for capital shares sold                                         948,688

Receivable for variation margin on futures contracts                        17,250

Unrealized appreciation on swap agreements                                 219,189

Interest receivable                                                      1,445,799
                                                                      ------------
                                                                       248,204,255
                                                                      ------------

LIABILITIES

Disbursements in excess of demand deposit cash                               3,820

Payable for collateral received for securities on loan                  23,779,165

Payable for investments purchased                                       45,090,200

Payable for capital shares redeemed                                            793

Unrealized depreciation on swap agreements                                   1,892

Dividends payable                                                          674,077

Accrued management fees                                                     60,866
                                                                      ------------
                                                                        69,610,813
                                                                      ------------

NET ASSETS                                                            $178,593,442
                                                                      ============

INSTITUTIONAL CLASS CAPITAL SHARES

Outstanding (unlimited number of shares authorized)                     17,553,991
                                                                      ============

NET ASSET VALUE PER SHARE                                                   $10.17
                                                                      ============

NET ASSETS CONSIST OF:

Capital paid-in                                                       $177,666,595

Accumulated net investment loss                                              (958)

Undistributed net realized gain on investment transactions               3,676,960

Net unrealized depreciation on investments                             (2,749,155)
                                                                      ------------
                                                                      $178,593,442
                                                                      ============

See Notes to Financial Statements.

------
19

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                               $ 4,544,558

Securities lending, net                                                     70,691
                                                                      ------------
                                                                         4,615,249
                                                                      ------------

EXPENSES:

Management fees                                                            363,704

Trustees' fees and expenses                                                  3,732

Other expenses                                                                 177
                                                                      ------------
                                                                           367,613
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                             4,247,636
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                     86,051

Futures and swaps transactions                                             162,523
                                                                      ------------
                                                                           248,574
                                                                      ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                            (6,356,955)

Futures and swaps                                                          246,499
                                                                      ------------
                                                                       (6,110,456)
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                (5,861,882)
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(1,614,246)
                                                                      ============

See Notes to Financial Statements.

------
20

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED) AND YEAR ENDED MARCH 31, 2008
Increase (Decrease) in Net Assets                   Sept. 30, 2008  March 31, 2008

OPERATIONS

Net investment income (loss)                           $ 4,247,636     $ 6,812,387

Net realized gain (loss)                                   248,574       4,518,371

Change in net unrealized appreciation
(depreciation)                                         (6,110,456)       2,187,947
                                                      ------------    ------------
Net increase (decrease) in net assets resulting
from operations                                        (1,614,246)      13,518,705
                                                      ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                             (4,741,699)     (6,780,748)

From net realized gains                                         --       (851,940)
                                                      ------------    ------------
Decrease in net assets from distributions              (4,741,699)     (7,632,688)
                                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                               39,263,759      75,174,936

Payments for shares redeemed                          (16,433,607)    (32,395,226)
                                                      ------------    ------------
Net increase (decrease) in net assets from
capital share transactions                              22,830,152      42,779,710
                                                      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS                   16,474,207      48,665,727

NET ASSETS

Beginning of period                                    162,119,235     113,453,508
                                                      ------------    ------------
End of period                                         $178,593,442    $162,119,235
                                                      ============    ============

Accumulated undistributed net investment income
(loss)                                                      $(958)        $514,972
                                                      ============    ============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                     3,793,962       7,355,217

Redeemed                                               (1,595,269)     (3,131,359)
                                                      ------------    ------------
Net increase (decrease) in shares of the fund            2,198,693       4,223,858
                                                      ============    ============

See Notes to Financial Statements.

------
21

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Diversified Bond Fund (NT Diversified Bond)
(the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund's investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date

------
22

at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for "roll"
transactions as purchases and sales; as such these transactions may increase portfolio turnover.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund has adopted the provisions of Financial Accounting
Standards Board Interpretation No. 48, "Accounting for Income Taxes" during the current fiscal year. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

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23

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the fund are declared daily and paid monthly. Distributions from net realized gains for the fund, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100% and the rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the six months ended September 30, 2008 was 0.41%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust,
American Century Investment Services, Inc., and the trust's transfer agent,
American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation
Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

Effective May 15, 2008, the fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the six months ended September 30, 2008, totaled $305,657,700, of which
$276,029,222 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended September 30, 2008, totaled $269,956,340, of which $252,318,419 represented U.S. Treasury and Agency obligations.

4. SECURITIES LENDING

As of September 30, 2008, securities in the fund valued at $23,135,508 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received, at this date, was $23,693,437. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

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24

5. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities and other financial instruments as of September
30, 2008:

                                                                   Unrealized Gain
                                    Value of Investment            (Loss) on Other
Valuation Inputs                             Securities     Financial Instruments*

Level 1 -- Quoted Prices                           $352                   $354,835

Level 2 -- Other Significant
Observable Inputs                           229,739,447                    217,297

Level 3 -- Significant
Unobservable Inputs                                  --                         --
                                           ------------                   --------
                                           $229,739,799                   $572,132
                                           ============                   ========

*Includes futures contracts and swap agreements.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with Bank of America,
N.A. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended September 30, 2008.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. Reclassifications between income and realized gain relate primarily to the character of interest on swap agreements.

As of September 30, 2008, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                          $233,062,970
                                                         ============
Gross tax appreciation of investments                     $ 1,575,439
Gross tax depreciation of investments                     (4,898,610)
                                                         ------------
Net tax appreciation (depreciation) of investments       $(3,323,171)
                                                         ============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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25

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

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26

FINANCIAL HIGHLIGHTS
NT Diversified Bond

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                     2008(1)       2008    2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                  $10.56     $10.19     $10.00
                                                    --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.25       0.49       0.44

 Net Realized and Unrealized Gain (Loss)              (0.36)       0.43       0.24
                                                    --------   --------   --------
 Total From Investment Operations                     (0.11)       0.92       0.68
                                                    --------   --------   --------
Distributions

 From Net Investment Income                           (0.28)     (0.49)     (0.44)

 From Net Realized Gains                                  --     (0.06)     (0.05)
                                                    --------   --------   --------
 Total Distributions                                  (0.28)     (0.55)     (0.49)
                                                    --------   --------   --------
Net Asset Value, End of Period                        $10.17     $10.56     $10.19
                                                    ========   ========   ========

TOTAL RETURN(4)                                      (1.06)%      9.32%      6.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets   0.42%(5)      0.42%   0.42%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                          4.80%(5)      4.82%   4.95%(5)

Portfolio Turnover Rate                                 156%       246%       308%

Net Assets, End of Period (in thousands)            $178,593   $162,119   $113,454

(1) Six months ended September 30, 2008 (unaudited).

(2) May 12, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements.

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27

APPROVAL OF MANAGEMENT AGREEMENT
NT Diversified Bond

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning NT Diversified Bond (the
"fund") and the services provided to the fund under the management agreement.
The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

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28

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their busi-

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29

ness. At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its Portfolio
Committee, reviews investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund's performance for both the one-
and three-year periods was above its benchmark.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and

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30

operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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31

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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32

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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33

NOTES

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34

NOTES

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35

NOTES

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36

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . . .        1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . . .        1-800-345-2021
                                                                  or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS.
.. . . . . . . . . . . . . . . . . . . . . . . . . .               1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . . .        1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . . .        1-800-634-4113

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0811
CL-SAN-61607N

[front cover]

SEMIANNUAL REPORT
SEPTEMBER 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

SHORT DURATION FUND
CORE PLUS FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
September 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/ Jonathan Thomas
Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .     2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .     2

SHORT DURATION

CORE PLUS

FINANCIAL STATEMENTS

OTHER INFORMATION

     Approval of Management Agreements for Short Duration and Core Plus. .    48
     Additional Information. . . . . . . . . . . . . . . . . . . . . . . .    52
     Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .    53

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By David MacEwen, Chief Investment Officer, Fixed Income

UNPRECEDENTED EVENTS

The six months ended September 30, 2008, were characterized by unprecedented market turmoil, including the spectacular failure of major financial institutions and direct U.S. government intervention. In that environment, investors favored higher-quality securities, while credit-related risk aversion hurt lower-quality sectors of the market.

The Federal Reserve (the Fed) faced the dual challenges of keeping recession at bay and fending off inflation. Early in the period, the Fed favored anti-recessionary measures, cutting the federal funds target rate in April
2008. But as commodity prices reached record highs in June, the Fed seemed to focus on inflation, holding interest rates steady during the remainder of the reporting period. Inflation, as measured by the one-year change in the
Consumer Price Index, ended the period at 4.9%.

Despite the Fed's best efforts, economic prospects dimmed--credit markets seized up, housing and the consumer took further hits, and the unemployment rate broke above 6%. With the very health of the financial system at stake, the government seized several tottering financial giants and began work on a massive bank recapitalization program.

HIGH-QUALITY BONDS DID BEST

In this schizophrenic environment that pitted worry about inflation against worry about economic depression, fixed-income returns were disappointing, though we should point out that longer-term investment-grade bond returns are positive. For the six months, higher-quality bonds held up better than lower-rated debt--highly rated government agency mortgages and some Treasury bonds were the only segments of the taxable bond market to manage positive results. Meanwhile, corporate bonds tracked the equity markets, posting sharply negative returns (see table at right).

RATES HIGHER, CURVE LITTLE CHANGED

Sharp volatility and inflation concerns meant bond yields finished the six months higher. The yield on the two-year Treasury note went from 1.59% to
1.97%, while the 10-year Treasury yield rose from 3.41% to 3.83%. As a result, the shape of the yield curve (a graphic representation of bond yields at different maturities) was little changed--the difference in yield between two-
and 10-year Treasury securities inched up from 182 to 186 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2008*
TREASURY SECURITIES
3-Month Bill                                 0.99%
2-Year Note                                  0.91%
10-Year Note                                -1.26%
30-Year Bond                                 2.36%
CITIGROUP U.S. BOND MARKET INDICES
Mortgage (mortgage-backed)                   1.54%
Treasury                                     0.19%
Agency                                      -0.68%
Broad Investment-Grade (multi-sector)       -1.30%
Inflation-Linked Securities                 -3.86%
Credit (investment-grade corporate)         -7.41%
High-Yield Market (corporate)               -7.78%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
Short Duration

Total Returns as of September 30, 2008

                                                       Average Annual
                                                           Returns
                                                            Since       Inception
                                  6 months(1)  1 year     Inception        Date

INVESTOR CLASS                       0.80%     5.29%        5.12%        11/30/06

CITIGROUP GOVERNMENT/ CORPORATE
1- TO 3-YEAR INDEX                  -0.59%     4.34%        4.92%           --

Institutional Class                  0.90%     5.50%        5.33%        11/30/06

A Class
 No sales charge*                    0.67%     5.03%        4.86%
 With sales charge*                 -1.63%     2.68%        3.57%        11/30/06

B Class
 No sales charge*                    0.29%     4.25%        4.08%
 With sales charge*                 -4.71%     0.25%        1.96%        11/30/06

C Class
 No sales charge*                    0.39%     4.35%        4.14%
 With sales charge*                 -0.59%     4.35%        4.14%        11/30/06

R Class                              0.64%     4.87%        4.65%        11/30/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Short Duration

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

One-Year Returns Over Life of Class

Periods ended September 30
                                                        2007*    2008
Investor Class                                          4.09%   5.29%
Citigroup Government/Corporate 1- to 3-Year Index       4.66%   4.34%

*From 11/30/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Short Duration

Portfolio Managers: David MacEwen, Bob Gahagan, Jeff Houston, Brian Howell,
Mike Difley, Hando Aguilar, John Walsh, Dan Shiffman, Jim Platz, and Seth
Plunkett

PERFORMANCE SUMMARY

Short Duration returned 0.80%* for the six months ended September 30, 2008. By comparison, the Citigroup Government/Corporate 1- to 3-Year Index and Lipper
Short Investment Grade Debt Funds category average returns were -0.59% and
-2.97%,** respectively. See page 3 for additional performance comparisons.
Portfolio and Lipper group average returns reflect operating expenses, while
Citigroup index returns do not.

The portfolio's performance reflected a period of extreme volatility in interest rates and returns, particularly for credit-sensitive bonds. Amid significant economic and financial market disruptions, few bonds managed positive returns (see page 2). Short Duration outperformed its benchmark because of some of our sector allocation and yield curve trades.

KEY CONTRIBUTION: SECTOR ALLOCATION

Our sector weights go a long way toward explaining the portfolio's outperformance of the benchmark and Lipper group average. First, the portfolio was significantly underweight in corporate bonds, which were the poorest-performing segment of the bond market for the six months. Second, our security selection within the corporate sector was important, as the portfolio had no exposure to Lehman Brothers and other high-profile financial sector debt issuers whose bonds experienced significant credit-related volatility during the period. And relative to the Lipper group, it was also beneficial to be underweight in high-yield and emerging market debt, which significantly underperformed.

At the same time, we had an overweight position in Treasuries and high-quality mortgage-backed securities (MBS). This helped absolute and relative results because short-term Treasuries were one of only two sectors to manage positive returns for the six months; MBS were the other. Mortgage securities were the best-performing segment of the market for the six months despite volatility in interest rates and the housing market.

Portfolio at a Glance
                                  As of 9/30/08   As of 3/31/08
Average Duration (effective)        1.8 years       1.6 years
Weighted Average Life               2.2 years       2.8 years

Yields as of September 30, 2008
30-day SEC Yield
Investor Class                3.24%
Institutional Class           3.44%
A Class                       2.92%
B Class                       2.24%
C Class                       2.23%
R Class                       2.73%

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

** The Lipper Short Investment Grade Debt Funds category average returns for the one-year and since inception periods ended September 30, 2008, were -2.49%
and 0.22%, respectively.

  Data provided by Lipper Inc. - A Reuters Company. © 2008 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance - Performance data is total return, and is preliminary and subject to revision.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

------
5

Short Duration

However, not all of our sector allocation decisions worked as well. In particular, it hurt performance that a small portion of the Treasuries we held were Treasury inflation-protected securities (TIPS). Falling commodity prices and ebbing inflation hurt TIPS. Similarly, some of our mortgage exposure was in collateralized mortgage obligations (CMOs). CMOs are structured mortgage securities, which we liked for their more stable cash flows during a period of sharp interest rate volatility. Nevertheless, non-agency CMOs underperformed for the period.

CURVE TRADE HELPED

In addition, the portfolio continued to benefit from a yield curve steepening trade intended to profit from changes in the shape of the yield curve (the trade was based on the expectation that the yield difference between two- and five-year Treasury notes would widen, which it did). We put this trade on more than a year ago when the yield curve was inverted (two-year note yields exceeded those on longer-term notes and bonds), a rare occurrence.

We should point out that in recent months we began to take some profits from this position as the yield difference between two- and five-year notes moved closer to its wider historical spread. This is part of a larger move to take profits on some of our long-running trades. As these trades move closer to maturity, we're looking for opportunities to build positions in select, high-quality segments of the market that we believe have been oversold in the current crisis.

OUTLOOK

"Our economic outlook is negative--we're experiencing the worst housing market since the Great Depression and perhaps the greatest unwinding of leverage ever," said Portfolio Manager Bob Gahagan. "We're encouraged by the government's attempts to restore confidence in the system; nevertheless, we don't see any compelling reasons for consumers to begin spending again. In fixed-income markets we remain very cautious on the corporate sector, though we are encouraged that prices now reflect the risk in the market. That's something we couldn't say this time last year."

Types of Investments in Portfolio
                                                       % of fund       % of fund
                                                      investments     investments
                                                     as of 9/30/08   as of 3/31/08
U.S. Treasury Securities                                 34.8%           21.8%
U.S. Government Agency Mortgage-Backed Securities        20.8%           6.2%
Collateralized Mortgage Obligations                      14.1%           23.5%
Commercial Mortgage-Backed Securities                    12.1%           22.5%
Corporate Bonds                                          10.0%           4.7%
Asset-Backed Securities                                   2.1%           1.8%
Municipal Securities                                      0.5%           1.9%
U.S. Government Agency Securities                          --            1.4%
Temporary Cash Investments                                5.6%           5.0%
Temporary Cash Investments -- Securities Lending
Collateral                                                 --            11.2%

------
6

PERFORMANCE
Core Plus

Total Returns as of September 30, 2008

                                                       Average Annual
                                                           Returns
                                                            Since       Inception
                                  6 months(1)  1 year     Inception        Date

INVESTOR CLASS                      -1.50%     5.65%        5.00%        11/30/06

CITIGROUP US BROAD
INVESTMENT-GRADE BOND INDEX         -1.30%     4.48%        4.27%           --

Institutional Class                 -1.40%     5.86%        5.20%        11/30/06

A Class
 No sales charge*                   -1.62%     5.39%        4.74%
 With sales charge*                 -6.02%     0.65%        2.15%        11/30/06

B Class
 No sales charge*                   -1.99%     4.60%        3.96%
 With sales charge*                 -6.99%     0.60%        1.83%        11/30/06

C Class
 No sales charge*                   -1.99%     4.60%        3.96%
 With sales charge*                 -2.95%     4.60%        3.96%        11/30/06

R Class                             -1.75%     5.12%        4.48%        11/30/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from
5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
7

Core Plus

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

One-Year Returns Over Life of Class

Periods ended September 30
                                                    2007*    2008

Investor Class                                      3.51%   5.65%

Citigroup US Broad Investment-Grade Bond Index      3.33%   4.48%

*From 11/30/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
8

PORTFOLIO COMMENTARY
Core Plus

Portfolio Managers: David MacEwen, Bob Gahagan, Jeff Houston, Brian Howell,
Mike Difley, Hando Aguilar, John Walsh, Dan Shiffman, Jim Platz, and Seth
Plunkett

PERFORMANCE SUMMARY

Core Plus returned -1.50%* for the six months ended September 30, 2008. By comparison, the Citigroup US Broad Investment-Grade (BIG) Bond Index and
Lipper Intermediate Investment Grade Debt Funds category average returns were
-1.30% and -4.84%,** respectively. See page 7 for additional performance comparisons. Portfolio and Lipper group average returns reflect operating expenses, while Citigroup index returns do not.

The portfolio's performance reflected a period of extreme volatility in interest rates and returns, particularly for credit-sensitive bonds. Amid significant economic and financial market disruptions, few bonds managed positive returns (see page 2). Core Plus slightly trailed its benchmark as some of our sector allocation decisions had a mixed effect, while we began to take profits from some long-running, profitable trades and looked for opportunities to add high-quality securities offering compelling risk/reward profiles.

SECTOR ALLOCATION MIXED

Sector allocation had a mixed effect. On a positive note, it was beneficial to hold an underweight position in the hard-hit corporate sector. Our security selection in the corporate sector also gave the portfolio a significant advantage over the index and competing funds that had exposure to Lehman
Brothers and other financial sector debt issuers whose bonds experienced significant credit-related volatility during the period.

It also helped to hold more mortgage-backed securities than the index. These securities were among the best-performing segments of the market for the six months despite volatility in interest rates and the housing market. And relative to the Lipper group, it was also beneficial to be underweight in high-yield and emerging market debt, which significantly underperformed.

However, not all of our sector allocation decisions worked as well. First, an underweight position in Treasury bonds detracted from relative results.
Second, some of the Treasuries we did hold were Treasury inflation-protected securities (TIPS). Falling commodity prices and ebbing inflation hurt TIPS.
Third, some of our mortgage exposure was

Portfolio at a Glance
                                  As of 9/30/08   As of 3/31/08
Average Duration (effective)        4.9 years       4.6 years
Weighted Average Life               5.5 years       5.6 years

Yields as of September 30, 2008
30-day SEC Yield
Investor Class               4.72%
Institutional Class          4.93%
A Class                      4.27%
B Class                      3.70%
C Class                      3.71%
R Class                      4.21%

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

** The Lipper Intermediate Investment Grade Debt Funds category average returns for the one-year and since inception periods ended September 30, 2008, were -2.43% and -0.17%, respectively.

  Data provided by Lipper Inc. - A Reuters Company. © 2008 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance - Performance data is total return, and is preliminary and subject to revision.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

------
9

Core Plus

in collateralized mortgage obligations (CMOs). CMOs are structured mortgage securities, which we liked for their more stable cash flows during a period of sharp interest rate volatility. Nevertheless, non-agency CMOs underperformed for the period. Finally, we held a small stake in municipal bonds, which lagged the Citigroup BIG Index.

FINDING ATTRACTIVE VALUES

We've been working hard in recent months to build positions in select, high-quality segments of the market that we believe have been oversold in the current crisis. Examples are pre-refunded municipal bonds (refinanced municipal bonds backed by Treasury bonds) and government agency bonds that offer yields above Treasuries, but now carry explicit Treasury backing. From the point of view of a long-term investor, we think these trades have significant upside relative to their risk. And in the short run, these sorts of investments have extremely low likelihood of default even in these volatile markets--a risk much more prevalent in corporate bonds right now.

In addition, we're taking profits and trimming some of our long-running trades. Our yield curve positioning is a good example--for more than a year we've maintained a yield curve steepening trade intended to profit from changes in the shape of the curve (the trade is based on the expectation that the yield difference between two- and 10-year Treasury notes would widen, which it has). But in recent months we began to take some profits as the yield relationship between short- and long-term bonds moved closer to its wider historical spread.

OUTLOOK

"Our economic outlook is negative--we're experiencing the worst housing market since the Great Depression and perhaps the greatest unwinding of leverage ever," said Portfolio Manager Bob Gahagan. "We're encouraged by the government's attempts to restore confidence in the system; nevertheless, we don't see any compelling reasons for consumers to begin spending again. In fixed-income markets we remain very cautious on the corporate sector, though we are encouraged that prices now reflect the risk in the market. That's something we couldn't say this time last year."

Types of Investments in Portfolio
                                                       % of fund       % of fund
                                                      investments     investments
                                                     as of 9/30/08   as of 3/31/08
U.S. Government Agency Mortgage-Backed Securities        34.0%           21.8%
Corporate Bonds                                          16.9%           14.6%
Collateralized Mortgage Obligations                      12.4%           13.5%
Commercial Mortgage-Backed Securities                    10.9%           13.9%
U.S. Treasury Securities                                  5.8%           7.2%
U.S. Government Agency Securities                         4.8%           6.9%
Municipal Securities                                      4.3%           4.0%
Asset-Backed Securities                                   2.1%           1.5%
Temporary Cash Investments                                4.9%           5.7%
Temporary Cash Investments - Securities Lending
Collateral                                                3.9%           10.9%

Portfolio Composition by Credit Rating
            % of fund        % of fund
           investments      investments
          as of 9/30/08    as of 3/31/08
AAA            80%              82%
AA             4%                3%
A              7%                8%
BBB            8%                6%
BB             1%                1%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor's format even if they were provided by other sources.

------
10

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
11

                                                    Expenses Paid
                      Beginning        Ending      During Period*
                       Account     Account Value      4/1/08 -        Annualized
                    Value 4/1/08      9/30/08          9/30/08      Expense Ratio*

Short Duration

ACTUAL

Investor Class         $1,000        $1,008.00          $3.07           0.61%

Institutional
Class                  $1,000        $1,009.00          $2.06           0.41%

A Class                $1,000        $1,006.70          $4.33           0.86%

B Class                $1,000        $1,002.90          $8.08           1.61%

C Class                $1,000        $1,003.90          $8.09           1.61%

R Class                $1,000        $1,006.40          $5.58           1.11%

HYPOTHETICAL

Investor Class         $1,000        $1,022.01          $3.09           0.61%

Institutional
Class                  $1,000        $1,023.01          $2.08           0.41%

A Class                $1,000        $1,020.76          $4.36           0.86%

B Class                $1,000        $1,017.00          $8.14           1.61%

C Class                $1,000        $1,017.00          $8.14           1.61%

R Class                $1,000        $1,019.50          $5.62           1.11%

Core Plus

ACTUAL

Investor Class         $1,000         $985.00           $3.28           0.66%

Institutional
Class                  $1,000         $986.00           $2.29           0.46%

A Class                $1,000         $983.80           $4.53           0.91%

B Class                $1,000         $980.10           $8.24           1.66%

C Class                $1,000         $980.10           $8.24           1.66%

R Class                $1,000         $982.50           $5.77           1.16%

HYPOTHETICAL

Investor Class         $1,000        $1,021.76          $3.35           0.66%

Institutional
Class                  $1,000        $1,022.76          $2.33           0.46%

A Class                $1,000        $1,020.51          $4.61           0.91%

B Class                $1,000        $1,016.75          $8.39           1.66%

C Class                $1,000        $1,016.75          $8.39           1.66%

R Class                $1,000        $1,019.25          $5.87           1.16%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
12

SCHEDULE OF INVESTMENTS
Short Duration

SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount                                                         Value

U.S. Treasury Securities and Equivalents -- 34.4%
      $666,628  U.S. Treasury Inflation Indexed Notes, 3.00%,
                7/15/12(1)                                               $ 693,516
       119,024  U.S. Treasury Inflation Indexed Notes, 2.00%,
                1/15/14(1)                                                 118,701
     1,700,000  U.S. Treasury Notes, 4.75%, 2/15/10(1)                   1,767,470
     1,500,000  U.S. Treasury Notes, 2.875%, 6/30/10(1)                  1,526,133
     1,200,000  U.S. Treasury Notes, 2.75%, 7/31/10(1)                   1,219,876
       800,000  U.S. Treasury Notes, 4.125%, 8/15/10(1)                    833,688
       500,000  U.S. Treasury Notes, 2.00%, 9/30/10(1)                     500,430
     2,800,000  U.S. Treasury Notes, 4.50%, 2/28/11(1)                   2,963,626
       500,000  U.S. Treasury Notes, 4.50%, 9/30/11(1)                     532,032
       107,000  U.S. Treasury Notes, 4.00%, 2/15/14(1)                     112,425
       500,000  U.S. Treasury Notes, 4.875%, 8/15/16(1)                    541,367
                                                                       -----------
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS
(Cost $10,770,411)                                                      10,809,264
                                                                       -----------
U.S. Government Agency Mortgage-Backed Securities(2) -- 20.6%
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 20.3%
       500,000  FHLMC, 2.875%, 6/28/10(1)                                  497,988
     2,000,000  FHLMC, 3.25%, 7/16/10(1)                                 2,004,982
       301,271  FHLMC, 5.00%, 10/1/10(1)                                   306,685
     1,000,000  FHLMC, 3.875%, 6/29/11(1)                                1,014,578
       230,462  FHLMC, 5.50%, 12/1/36(1)                                   229,493
       197,707  FHLMC, 5.50%, 1/1/38(1)                                    196,875
       700,000  FNMA, 3.25%, 2/10/10(1)                                    701,095
       500,000  FNMA, 2.50%, 4/9/10(1)                                     495,337
       500,000  FNMA, 2.875%, 10/12/10(1)                                  498,054
       340,098  FNMA, 5.00%, 7/1/20(1)                                     339,145
        90,647  FNMA, 5.50%, 7/1/36(1)                                      90,493
                                                                       -----------
                                                                         6,374,725
                                                                       -----------

Principal Amount                                                         Value

ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 0.3%
      $ 88,508  FNMA, 5.62%, 12/1/37(1)                                   $ 89,860
                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $6,449,663)                                                        6,464,585
                                                                       -----------
Collateralized Mortgage Obligations(2) -- 14.0%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.9%
       175,000  Banc of America Mortgage Securities, Inc., Series
                2004 G, Class 2A6, VRN, 4.65%, 10/1/08(1)                  172,025
       265,728  Countrywide Home Loan Mortgage Pass-Through Trust,
                Series 2003-37, Class 2A2, VRN, 5.11%, 10/1/08(1)          261,490
       153,110  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2003 AR28, Class 2A1, VRN, 4.48%,
                10/1/08(1)                                                 152,958
        89,495  J.P. Morgan Mortgage Trust, Series 2004 A2, Class
                1A1, VRN, 3.81%, 10/1/08(1)                                 85,020
       169,912  J.P. Morgan Mortgage Trust, Series 2004 A4, Class
                2A2, VRN, 4.62%, 10/1/08(1)                                153,982
       245,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2004 AR4, Class A6, VRN,
                3.80%, 10/1/08(1)                                          240,946
       195,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2004 AR9, Class A7, VRN,
                4.13%, 10/1/08(1)                                          193,706
       475,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A3, VRN,
                4.59%, 10/1/08(1)                                          460,452
       200,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2005 AR4, Class A4B, VRN,
                4.67%, 10/1/08(1)                                          199,156
       273,328  Wells Fargo Mortgage Backed Securities Trust,
                Series 2004 EE, Class 3A1, VRN, 4.26%, 10/1/08(1)          253,403
                                                                       -----------
                                                                         2,173,138
                                                                       -----------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.1%
       119,732  FHLMC, Series 2522, Class XA SEQ, 5.00%, 8/15/16(1)        120,690
        93,285  FHLMC, Series 2750, Class WD SEQ, 4.50%, 9/15/15(1)         93,500

------
13

Short Duration

Principal Amount                                                         Value

      $ 63,278  FHLMC, Series 2763, Class PB, 4.50%, 6/15/14(1)           $ 63,413
       459,177  FHLMC, Series 3101, Class PA, 5.50%, 10/15/25(1)           466,235
       218,545  FNMA, Series 2001-61, Class VN, 6.00%, 3/25/18             220,194
       400,000  FNMA, Series 2002-74, Class PD, 5.00%, 11/25/15            402,237
       200,097  FNMA, Series 2003-54, Class TC, 4.50%, 5/25/15(1)          200,396
        75,829  FNMA, Series 2004-9, Class YJ, 4.00%, 10/25/13(1)           75,773
       146,517  FNMA, Series 2005-47, Class AN SEQ, 5.00%,
                12/25/16(1)                                                147,787
       200,345  FNMA, Series 2006-4, Class A SEQ, 6.00%, 11/25/22(1)       204,496
       230,801  GNMA, Series 2003-51, Class KA, 3.50%, 10/20/28(1)         229,024
                                                                       -----------
                                                                         2,223,745
                                                                       -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $4,408,577)                                                        4,396,883
                                                                       -----------
Commercial Mortgage-Backed Securities(2) -- 11.9%
       300,000  Banc of America Commercial Mortgage, Inc., Series
                2000-2, Class B, VRN, 7.38%, 10/1/08(1)                    305,522
        84,862  Banc of America Commercial Mortgage, Inc., Series
                2002 PB2, Class A3 SEQ, 6.09%, 6/11/35(1)                   84,731
       300,000  Banc of America Commercial Mortgage, Inc., Series
                2002 PB2, Class B SEQ, 6.31%, 6/11/35(1)                   298,486
       350,000  Banc of America Commercial Mortgage, Inc., Series
                2004-2, Class A3 SEQ, 4.05%, 11/10/38(1)                   338,465
       153,000  Bank of America, N.A.-First Union National Bank
                Commercial Mortgage Trust, Series 2001-3, Class A2
                SEQ, 5.46%, 4/11/37(1)                                     149,885
     1,198,346  Bear Stearns Commercial Mortgage Securities Trust
                STRIPS-COUPON, Series 2004 T16, Class X2, VRN,
                0.89%, 10/1/08                                              27,112
       300,000  Chase Commercial Mortgage Securities Corp., Series
                2000-2, Class C, VRN, 7.93%, 10/1/08(1)                    308,233
       242,094  Commercial Mortgage Acceptance Corp. STRIPS-COUPON,
                Series 1998 C2, Class X, VRN, 1.68%, 10/1/08                13,982

Principal Amount                                                         Value

      $439,000  Credit Suisse First Boston Mortgage Securities
                Corp., Series 2000 C1, Class B, VRN, 7.90%,
                10/11/08(1)                                              $ 450,528
       291,778  GMAC Commercial Mortgage Securities, Inc., Series
                2005 C1, Class A2 SEQ, 4.47%, 5/10/43(1)                   286,321
       388,587  LB-UBS Commercial Mortgage Trust, Series 2004 C4,
                Class A2, VRN, 4.57%, 10/11/08(1)                          385,874
       313,087  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
                Class A2 SEQ, 4.82%, 4/15/30(1)                            307,514
       250,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
                Class A3 SEQ, 4.65%, 7/15/30(1)                            238,068
       380,000  Lehman Brothers Commercial Conduit Mortgage Trust,
                Series 1999 C1, Class B, 6.93%, 6/15/31(1)                 380,328
       180,359  Morgan Stanley Capital I, Series 2004 HQ3, Class A2
                SEQ, 4.05%, 1/13/41                                        176,263
                                                                       -----------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $3,809,641)                                                        3,751,312
                                                                       -----------
Corporate Bonds -- 10.0%
AUTOMOBILES -- 0.3%
       100,000  DaimlerChrysler N.A. Holding Corp., 5.875%,
                3/15/11(1)                                                  99,737
                                                                       -----------
CAPITAL MARKETS -- 0.3%
       100,000  Goldman Sachs Group LP, 4.50%, 6/15/10(1)                   92,879
                                                                       -----------
CHEMICALS -- 0.3%
       100,000  E.I. du Pont de Nemours & Co., 5.00%, 1/15/13(1)            98,912
                                                                       -----------
COMMERCIAL BANKS -- 0.8%
       150,000  PNC Funding Corp., 4.50%, 3/10/10(1)                       148,567
       100,000  Wells Fargo Bank N.A., 6.45%, 2/1/11(1)                    101,604
                                                                       -----------
                                                                           250,171
                                                                       -----------
CONSUMER FINANCE -- 0.3%
       100,000  American Express Centurion Bank, 4.375%, 7/30/09(1)         96,605
                                                                       -----------
DIVERSFIED FINANCIAL SERVICES -- 1.1%
       100,000  Bank of America Corp., 4.25%, 10/1/10(1)                    95,773
       150,000  Citigroup, Inc., 4.125%, 2/22/10(1)                        138,489
       100,000  Pricoa Global Funding I, 5.40%, 10/18/12(3)                100,265
                                                                       -----------
                                                                           334,527
                                                                       -----------

------
14

Short Duration

Principal Amount                                                         Value

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
      $113,000  AT&T, Inc., 6.25%, 3/15/11(1)                            $ 114,260
                                                                       -----------
ELECTRIC UTILITIES -- 0.8%
       150,000  FirstEnergy Corp., 6.45%, 11/15/11(1)                      150,807
        85,000  Virginia Electric and Power Co., 4.50%, 12/15/10(1)         84,473
                                                                       -----------
                                                                           235,280
                                                                       -----------
FOOD & STAPLES RETAILING -- 0.5%
       140,000  Kroger Co. (The), 6.80%, 4/1/11(1)                         144,270
                                                                       -----------
FOOD PRODUCTS -- 0.8%
       100,000  General Mills, Inc., 5.65%, 9/10/12(1)                     101,024
       150,000  Kellogg Co., 6.60%, 4/1/11(1)                              155,830
                                                                       -----------
                                                                           256,854
                                                                       -----------
GAS UTILITIES -- 0.5%
       150,000  Southern California Gas Co., 4.375%, 1/15/11(1)            149,856
                                                                       -----------
HOUSEHOLD DURABLES -- 0.3%
       100,000  Pulte Homes, Inc., 7.875%, 8/1/11(1)                        96,000
                                                                       -----------
INSURANCE -- 0.5%
       165,000  Metropolitan Life Global Funding I, 4.625%,
                8/19/10(3)                                                 165,851
                                                                       -----------
MACHINARY -- 0.5%
       150,000  Caterpillar Financial Services Corp., 5.05%,
                12/1/10(1)                                                 150,838
                                                                       -----------
MEDIA -- 0.9%
       140,000  Comcast Cable Communications LLC, 6.75%, 1/30/11(1)        142,068
       150,000  Shaw Communications, Inc., 8.25%, 4/11/10(1)               150,000
                                                                       -----------
                                                                           292,068
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 0.3%
       100,000  Enterprise Products Operating LP, 4.95%, 6/1/10(1)          99,222
                                                                       -----------
ROAD & RAIL -- 0.6%
       200,000  Union Pacific Corp., 3.625%, 6/1/10(1)                     197,287
                                                                       -----------

Principal Amount/Shares                                                  Value

SOFTWARE -- 0.3%
      $100,000  Oracle Corp., 5.00%, 1/15/11(1)                          $ 102,454
                                                                       -----------
SPECIALTY RETAIL -- 0.5%
       150,000  Home Depot, Inc. (The), 4.625%, 8/15/10(1)                 146,960
                                                                       -----------
TOTAL CORPORATE BONDS
(Cost $3,179,479)                                                        3,124,031
                                                                       -----------
Asset-Backed Securities(2) -- 2.1%
       400,000  CNH Equipment Trust, Series 2007 C, Class A3A SEQ,
                5.21%, 12/15/11(1)                                         399,589
       145,289  Detroit Edison Securitization Funding LLC, Series
                2001-1, Class A4 SEQ, 6.19%, 3/1/13(1)                     148,671
       121,573  FHLMC, Series T7, Class A5 SEQ, VRN, 7.27%,
                10/1/08(1)                                                 115,625
                                                                       -----------
TOTAL ASSET-BACKED SECURITIES
(Cost $668,110)                                                            663,885
                                                                       -----------
Municipal Securities -- 0.5%
       150,000  City of Lincoln Electric System Rev., Series 2001,
                5.25%, 9/1/11, Prerefunded at 100% of Par(1)(4)
(Cost $162,145)                                                            159,325
                                                                       -----------
Temporary Cash Investments -- 5.5%
       195,000  FHLB Discount Notes, 0.10%, 10/1/08(5)                     195,000
         5,083  JPMorgan U.S. Treasury Plus Money Market Fund(1)             5,083
Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 3.00%,
7/15/12, valued at $1,567,982), in a joint trading account at
0.03%, dated 9/30/08, due 10/1/08 (Delivery value $1,541,001)(1)         1,541,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $1,741,083)                                                        1,741,083
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 99.0%
(Cost $31,189,109)                                                      31,110,368
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- 1.0%                                       311,175
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $31,421,543
                                                                       ===========

------
15

Short Duration

Futures Contracts

                         Expiration    Underlying Face    Unrealized
 Contracts Purchased        Date       Amount at Value   Gain (Loss)

   52  U.S. Treasury      December
       2-Year Notes         2008         $11,098,750       $64,070
                                       ===============   ===========

                        Expiration    Underlying Face    Unrealized
    Contracts Sold         Date       Amount at Value    Gain (Loss)

   27  U.S. Treasury     December
       10-Year Notes       2008         $3,094,875         $17,049
                                      ==============     ==========

Swap Agreements

Notional        Description of         Expiration Date    Unrealized
Amount          Agreement                                Gain (Loss)

CREDIT DEFAULT

$450,000        Pay semiannually a        June 2012        $26,309
                fixed rate equal to
                1.25% multiplied by
                the notional amount
                and receive from
                Barclays Bank plc
                upon each default
                event of one of the
                issues of Dow Jones
                CDX Emerging Markets
                7, par value of the
                proportional
                notional amount.

200,000         Pay quarterly a        September 2017       17,868
                fixed rate equal to
                0.69% multiplied by
                the notional amount
                and receive from
                Barclays Bank plc
                upon each default
                event of JPMorgan
                Chase & Co., par
                value of the
                proportional
                notional amount of
                JPMorgan Chase &
                Co., 6.75%, 2/1/11.
                                                           --------
                                                           $44,177
                                                           ========

Notes to Schedule of Investments

CDX -- Credit Derivative Indexes

Equivalent -- Security whose principal payments are secured by U.S. Treasuries

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

GMAC -- General Motors Acceptance Corporation

GNMA -- Government National Mortgage Association

LB-UBS -- Lehman Brothers, Inc. -- UBS AG

SEQ -- Sequential Payer

STRIPS -- Separate Trading of Registered Interest and Principal of Securities

VRN -- Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

(1) Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $14,238,000.

(2) Final maturity indicated, unless otherwise noted.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at September 30, 2008 was $266,116, which represented 0.8% of total net assets.

(4) Escrowed to maturity in U.S. government securities or state and local government securities.

(5) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
16

CORE PLUS

SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount                                                         Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 42.2%
    $ 753,177  FHLMC, 5.00%, 10/1/10(2)                                  $ 766,713
      364,499  FHLMC, 4.50%, 6/1/21(2)                                     356,519
      276,789  FHLMC, 5.50%, 1/1/38                                        275,625
    1,600,000  FHLMC, 5.50%, 4/1/38                                      1,593,022
       27,250  FHLMC, 6.50%, 7/1/47(2)                                      27,505
    2,000,000  FNMA, 5.50%, settlement date 10/14/08(3)                  1,994,688
      657,000  FNMA, 6.50%, settlement date 10/14/08(3)                    673,733
    2,961,000  FNMA, 6.00%, settlement date 11/13/08(3)                  2,993,849
      736,180  FNMA, 5.00%, 7/1/20(2)                                      734,116
      419,065  FNMA, 5.00%, 11/1/33(2)                                     409,717
      829,884  FNMA, 5.00%, 8/1/34(2)                                      810,998
      443,945  FNMA, 5.00%, 8/1/35(2)                                      433,348
      475,733  FNMA, 4.50%, 9/1/35(2)                                      450,861
      564,727  FNMA, 5.50%, 7/1/36(2)                                      563,764
    1,094,533  FNMA, 5.50%, 12/1/36(2)                                   1,092,668
      325,212  FNMA, 6.50%, 8/1/37(2)                                      331,875
       13,262  FNMA, 6.50%, 6/1/47(2)                                       13,386
       32,118  FNMA, 6.50%, 8/1/47(2)                                       32,420
       44,422  FNMA, 6.50%, 8/1/47(2)                                       44,838
        5,461  FNMA, 6.50%, 9/1/47(2)                                        5,512
       37,607  FNMA, 6.50%, 9/1/47(2)                                       37,960
       43,514  FNMA, 6.50%, 9/1/47(2)                                       43,922
       53,008  FNMA, 6.50%, 9/1/47(2)                                       53,505
       75,392  FNMA, 6.50%, 9/1/47(2)                                       76,099
    1,000,000  GNMA, 6.00%, 9/20/38                                      1,014,734
                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $14,790,809)                                                      14,831,377
                                                                       -----------
Corporate Bonds -- 21.0%
AEROSPACE & DEFENSE -- 0.6%
       30,000  Honeywell International, Inc., 5.30%, 3/15/17(2)             28,613
       30,000  Honeywell International, Inc., 5.30%, 3/1/18(2)              28,289
       30,000  Lockheed Martin Corp., Series 2006 B, 6.15%,
               9/1/36(2)                                                    28,598
       95,000  United Technologies Corp., 6.05%, 6/1/36(2)                  88,595
       30,000  United Technologies Corp., 6.125%, 7/15/38(2)                29,004
                                                                       -----------
                                                                           203,099
                                                                       -----------

Principal Amount                                                         Value

AUTOMOBILES -- 0.2%
     $ 30,000  American Honda Finance Corp., 7.625%, 10/1/18(4)           $ 29,880
       30,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
               11/15/13(2)                                                  29,308
                                                                       -----------
                                                                            59,188
                                                                       -----------
BEVERAGES -- 0.2%
       60,000  Coca-Cola Co. (The), 5.35%, 11/15/17(2)                      59,421
                                                                       -----------
CAPITAL MARKETS -- 1.1%
       70,000  Bear Stearns Cos., Inc. (The), 6.40%, 10/2/17(2)             65,481
       70,000  Credit Suisse (New York), 5.00%, 5/15/13(2)                  64,934
       40,000  Deutsche Bank AG (London), 4.875%, 5/20/13(2)                38,246
      125,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(2)                 118,280
       40,000  Merrill Lynch & Co., Inc., 6.875%, 4/25/18(2)                35,449
      100,000  Morgan Stanley, 6.00%, 4/28/15(2)                            68,126
                                                                       -----------
                                                                           390,516
                                                                       -----------
CHEMICALS -- 0.3%
       40,000  Air Products & Chemicals, Inc., 4.15%, 2/1/13(2)             38,381
       50,000  E.I. du Pont de Nemours & Co., 5.00%, 1/15/13(2)             49,456
       20,000  Rohm & Haas Co., 5.60%, 3/15/13(2)                           19,649
                                                                       -----------
                                                                           107,486
                                                                       -----------
COMMERCIAL BANKS -- 0.7%
       40,000  KeyCorp, 6.50%, 5/14/13(2)                                   28,821
       90,000  PNC Bank N.A., 4.875%, 9/21/17(2)                            75,321
       30,000  PNC Bank N.A., 6.00%, 12/7/17(2)                             27,240
       30,000  Wells Fargo & Co., 4.375%, 1/31/13(2)                        27,603
       80,000  Wells Fargo Bank N.A., 6.45%, 2/1/11(2)                      81,283
                                                                       -----------
                                                                           240,268
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
       20,000  Pitney Bowes, Inc., 5.75%, 9/15/17(2)                        19,583
                                                                       -----------
COMPUTERS & PERIPHERALS -- 0.2%
       60,000  Hewlett-Packard Co., 4.50%, 3/1/13(2)                        57,709
                                                                       -----------

------
17

Core Plus

Principal Amount                                                         Value

CONSUMER FINANCE -- 0.5%
     $ 30,000  General Electric Capital Corp., 4.80%, 5/1/13(2)           $ 27,390
       50,000  General Electric Capital Corp., 5.625%, 9/15/17(2)           42,985
       20,000  John Deere Capital Corp., 4.50%, 4/3/13(2)                   19,108
       50,000  John Deere Capital Corp., 4.90%, 9/9/13(2)                   48,421
       60,000  John Deere Capital Corp., 5.50%, 4/13/17(2)                  55,721
                                                                       -----------
                                                                           193,625
                                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
       90,000  Bank of America Corp., 4.375%, 12/1/10(2)                    86,389
       70,000  Bank of America Corp., 4.90%, 5/1/13(2)                      63,388
       60,000  Bank of America N.A., 5.30%, 3/15/17(2)                      49,923
       75,000  Bank of America N.A., 6.00%, 10/15/36(2)                     62,544
       40,000  Citigroup, Inc., 5.50%, 4/11/13(2)                           34,948
      100,000  Citigroup, Inc., 5.00%, 9/15/14(2)                           76,764
       40,000  Citigroup, Inc., 6.125%, 5/15/18(2)                          33,177
       50,000  Pricoa Global Funding I, 5.40%, 10/18/12(2)(4)               50,133
                                                                       -----------
                                                                           457,266
                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
       60,000  AT&T, Inc., 6.25%, 3/15/11(2)                                60,669
       70,000  AT&T, Inc., 6.80%, 5/15/36(2)                                61,717
       20,000  AT&T, Inc., 6.40%, 5/15/38(2)                                16,792
       20,000  Qwest Corp., 7.875%, 9/1/11(2)                               19,300
       80,000  Qwest Corp., 7.50%, 10/1/14(2)                               69,600
      100,000  Telefonica Emisiones SAU, 5.98%, 6/20/11(2)                  98,957
       30,000  Telefonica Emisiones SAU, 7.05%, 6/20/36(2)                  27,146
       30,000  Verizon Communications, Inc., 5.55%, 2/15/16(2)              27,672
       30,000  Verizon Communications, Inc., 5.50%, 2/15/18(2)              26,547
       30,000  Verizon Communications, Inc., 6.10%, 4/15/18(2)              27,731
       40,000  Verizon Communications, Inc., 6.40%, 2/15/38(2)              33,401
                                                                       -----------
                                                                           469,532
                                                                       -----------
ELECTRIC UTILITIES -- 1.0%
       60,000  Cleveland Electric Illuminating Co. (The), 5.70%,
               4/1/17(2)                                                    53,791
       90,000  FirstEnergy Corp., 6.45%, 11/15/11(2)                        90,484

Principal Amount                                                         Value

     $ 30,000  Florida Power Corp., 5.65%, 6/15/18(2)                     $ 28,723
       20,000  Florida Power Corp., 6.35%, 9/15/37(2)                       18,809
       50,000  Pacific Gas & Electric Co., 4.20%, 3/1/11(2)                 48,874
       20,000  Pacific Gas & Electric Co., 5.80%, 3/1/37(2)                 17,069
       20,000  Pacific Gas & Electric Co., 6.35%, 2/15/38(2)                18,171
       30,000  Public Service Co. of Colorado, 5.80%, 8/1/18(2)             28,995
       70,000  Southern California Edison Co., 5.625%, 2/1/36(2)            61,056
                                                                       -----------
                                                                           365,972
                                                                       -----------
ELECTRICAL EQUIPMENT -- 0.1%
       50,000  Rockwell Automation, Inc., 6.25%, 12/1/37(2)                 49,696
                                                                       -----------
FOOD & STAPLES RETAILING -- 1.1%
       30,000  CVS Caremark Corp., 5.75%, 6/1/17(2)                         28,081
       57,000  Kroger Co. (The), 6.80%, 4/1/11(2)                           58,739
       70,000  Kroger Co. (The), 5.00%, 4/15/13(2)                          66,895
       50,000  SYSCO Corp., 4.20%, 2/12/13(2)                               49,595
       30,000  Wal-Mart Stores, Inc., 4.25%, 4/15/13(2)                     29,475
       95,000  Wal-Mart Stores, Inc., 5.875%, 4/5/27(2)                     88,757
       30,000  Wal-Mart Stores, Inc., 6.50%, 8/15/37(2)                     28,166
       30,000  Wal-Mart Stores, Inc., 6.20%, 4/15/38(2)                     27,383
                                                                       -----------
                                                                           377,091
                                                                       -----------
FOOD PRODUCTS -- 0.7%
       30,000  Cargill, Inc., 5.20%, 1/22/13(2)(4)                          29,038
       60,000  General Mills, Inc., 5.65%, 9/10/12(2)                       60,614
       30,000  General Mills, Inc., 5.25%, 8/15/13(2)                       29,801
       20,000  Kellogg Co., 6.60%, 4/1/11(2)                                20,777
       50,000  Kellogg Co., 5.125%, 12/3/12(2)                              49,904
       40,000  Kraft Foods, Inc., 6.00%, 2/11/13(2)                         39,793
                                                                       -----------
                                                                           229,927
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.3%
       50,000  Baxter International, Inc., 5.90%, 9/1/16(2)                 50,270
       30,000  Baxter International, Inc., 5.375%, 6/1/18(2)                28,733
       20,000  Baxter International, Inc., 6.25%, 12/1/37(2)                18,985
                                                                       -----------
                                                                            97,988
                                                                       -----------

------
18

Core Plus

Principal Amount                                                         Value

HOTELS, RESTAURANTS & LEISURE -- 0.3%
     $ 60,000  McDonald's Corp., 5.35%, 3/1/18(2)                         $ 58,165
       20,000  McDonald's Corp., 6.30%, 10/15/37(2)                         19,416
       25,000  Yum! Brands, Inc., 6.875%, 11/15/37(2)                       21,119
                                                                       -----------
                                                                            98,700
                                                                       -----------
HOUSEHOLD DURABLES -- 0.5%
      200,000  Pulte Homes, Inc., 7.875%, 8/1/11(2)                        192,000
                                                                       -----------
HOUSEHOLD PRODUCTS -- 0.1%
       20,000  Kimberly-Clark Corp., 6.125%, 8/1/17(2)                      20,066
       30,000  Procter & Gamble Co. (The), 5.55%, 3/5/37(2)                 27,917
                                                                       -----------
                                                                            47,983
                                                                       -----------
INDUSTRIAL CONGLOMERATES -- 0.8%
      250,000  General Electric Co., 5.00%, 2/1/13(2)                      230,473
       50,000  General Electric Co., 5.25%, 12/6/17(2)                      43,828
                                                                       -----------
                                                                           274,301
                                                                       -----------
INSURANCE -- 1.3%
       30,000  Berkshire Hathaway Finance Corp., 5.00%,
               8/15/13(2)(4)                                                29,953
       60,000  Hartford Financial Services Group, Inc. (The),
               5.375%, 3/15/17(2)                                           51,590
       30,000  Hartford Financial Services Group, Inc. (The),
               6.30%, 3/15/18(2)(5)                                         27,238
       30,000  Hartford Financial Services Group, Inc. (The),
               6.00%, 1/15/19(2)                                            26,293
       40,000  Lincoln National Corp., 6.30%, 10/9/37(2)                    33,559
      170,000  MetLife Global Funding I, 5.125%, 4/10/13(2)(4)             165,315
       70,000  New York Life Global Funding, 4.65%, 5/9/13(2)(4)            70,027
       50,000  Prudential Financial, Inc., 6.00%, 12/1/17(2)                44,645
       20,000  Travelers Cos., Inc. (The), 6.25%, 6/15/37(2)                17,349
                                                                       -----------
                                                                           465,969
                                                                       -----------
MACHINERY -- 0.5%
       20,000  Caterpillar Financial Services Corp., 4.85%,
               12/7/12(2)                                                   19,485
      130,000  Caterpillar Financial Services Corp., 5.45%,
               4/15/18(2)                                                  116,512
       50,000  SPX Corp., 7.625%, 12/15/14(2)(4)                            50,062
                                                                       -----------
                                                                           186,059
                                                                       -----------

Principal Amount                                                         Value

MEDIA -- 1.9%

    $ 100,000  Comcast Cable Communications LLC, 6.75%, 1/30/11(2)       $ 101,477
      100,000  Comcast Corp., 5.90%, 3/15/16(2)                             91,736
       30,000  Comcast Corp., 5.70%, 5/15/18(2)                             26,213
       30,000  Comcast Corp., 6.40%, 5/15/38(2)                             24,010
      100,000  Pearson Dollar Finance Two plc, 6.25%, 5/6/18(2)(4)          96,095
       70,000  Rogers Cable, Inc., 6.25%, 6/15/13(2)                        70,065
      100,000  Shaw Communications, Inc., 8.25%, 4/11/10(2)                100,000
       60,000  Time Warner Cable, Inc., 5.40%, 7/2/12(2)                    57,115
       70,000  Time Warner Cable, Inc., 6.75%, 7/1/18(2)                    65,443
       50,000  Time Warner, Inc., 5.50%, 11/15/11(2)                        48,030
                                                                       -----------
                                                                           680,184
                                                                       -----------
METALS & MINING -- 0.6%
       40,000  ArcelorMittal, 6.125%, 6/1/18(2)(4)                          35,482
       50,000  Freeport-McMoRan Copper & Gold, Inc., 8.25%,
               4/1/15(2)                                                    49,186
       50,000  Freeport-McMoRan Copper & Gold, Inc., 8.375%,
               4/1/17(2)                                                    49,323
       80,000  Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(2)               78,496
                                                                       -----------
                                                                           212,487
                                                                       -----------
MULTI-UTILITIES -- 0.4%
       20,000  CenterPoint Energy Resources Corp., 6.125%,
               11/1/17(2)                                                   17,896
       40,000  CenterPoint Energy Resources Corp., 6.25%, 2/1/37(2)         31,661
       30,000  Dominion Resources, Inc., 6.40%, 6/15/18(2)                  28,723
       50,000  NSTAR Electric Co., 5.625%, 11/15/17(2)                      48,152
                                                                       -----------
                                                                           126,432
                                                                       -----------
MULTILINE RETAIL -- 0.3%
       20,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12(2)           18,439
       20,000  Kohl's Corp., 6.875%, 12/15/37(2)                            17,240
       60,000  Macy's Retail Holdings, Inc., 5.875%, 1/15/13(2)             54,424
                                                                       -----------
                                                                            90,103
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 1.4%
       20,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17(2)           17,501
       20,000  Canadian Natural Resources Ltd., 6.75%, 2/1/39(2)            16,496

------
19

Principal Amount                                                         Value

     $ 30,000  ConocoPhillips, 5.20%, 5/15/18(2)                          $ 28,045
       50,000  Enbridge Energy Partners LP, 6.50%, 4/15/18(2)               46,188
      160,000  Enterprise Products Operating LP, 4.95%, 6/1/10(2)          158,755
       30,000  Enterprise Products Operating LP, 6.30%, 9/15/17(2)          28,024
       40,000  Nexen, Inc., 6.40%, 5/15/37(2)                               31,682
      150,000  Premcor Refining Group, Inc. (The), 6.125%, 5/1/11(2)       152,069
       10,000  TransCanada PipeLines Ltd., 6.20%, 10/15/37(2)                8,592
       20,000  XTO Energy, Inc., 6.375%, 6/15/38(2)                         16,339
                                                                       -----------
                                                                           503,691
                                                                       -----------
PHARMACEUTICALS -- 1.1%
       90,000  Abbott Laboratories, 5.875%, 5/15/16(2)                      89,940
       30,000  Abbott Laboratories, 5.60%, 11/30/17(2)                      29,130
      100,000  AstraZeneca plc, 5.40%, 9/15/12(2)                          100,547
       40,000  AstraZeneca plc, 5.90%, 9/15/17(2)                           39,426
       70,000  GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(2)             68,791
       40,000  GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38(2)            37,575
       30,000  Wyeth, 5.95%, 4/1/37(2)                                      27,068
                                                                       -----------
                                                                           392,477
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
       90,000  ProLogis, 5.625%, 11/15/16(2)                                76,782
                                                                       -----------
ROAD & RAIL -- 0.3%
      100,000  Norfolk Southern Corp., 5.75%, 4/1/18(2)                     96,563
       30,000  Union Pacific Corp., 5.75%, 11/15/17(2)                      27,816
                                                                       -----------
                                                                           124,379
                                                                       -----------
SOFTWARE -- 0.5%
       40,000  Intuit, Inc., 5.75%, 3/15/17(2)                              35,434
      140,000  Oracle Corp., 5.75%, 4/15/18(2)                             130,223
                                                                       -----------
                                                                           165,657
                                                                       -----------
SPECIALTY RETAIL -- 0.8%
      250,000  Home Depot, Inc. (The), 4.625%, 8/15/10(2)                  244,934
       20,000  Lowe's Cos., Inc., 5.60%, 9/15/12(2)                         20,417
                                                                       -----------
                                                                           265,351
                                                                       -----------

Principal Amount                                                         Value

WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
     $ 50,000  Rogers Communications, Inc., 6.80%, 8/15/18(2)             $ 47,352
       50,000  Vodafone Group plc, 5.625%, 2/27/17(2)                       44,488
                                                                       -----------
                                                                            91,840
                                                                       -----------
TOTAL CORPORATE BONDS
(Cost $7,900,109)                                                        7,372,762
                                                                       -----------
Collateralized Mortgage Obligations(1) -- 15.4%
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.1%
      299,329  FHLMC, Series 2522, Class XA SEQ, 5.00%, 8/15/16(2)         301,726
       22,677  FHLMC, Series 2613, Class HB SEQ, 4.50%, 10/15/13(2)         22,672
      200,000  FHLMC, Series 3203, Class VN SEQ, 5.00%, 6/15/22(2)         191,013
      465,032  FNMA, Series 2003-10, Class HW SEQ, 5.00%,
               11/25/16(2)                                                 468,790
       89,897  FNMA, Series 2003-52, Class KF SEQ, VRN, 3.61%,
               10/25/08, resets monthly off the 1-month LIBOR plus
               0.40% with a cap of 7.50%(2)                                 88,907
      200,097  FNMA, Series 2003-54, Class TC, 4.50%, 5/25/15(2)           200,396
       75,829  FNMA, Series 2004-9, Class YJ, 4.00%, 10/25/13(2)            75,773
      370,703  FNMA, Series 2005-47, Class AN SEQ, 5.00%,
               12/25/16(2)                                                 373,915
      129,995  FNMA, Series 2005-63, Class HA SEQ, 5.00%, 4/25/23(2)       130,477
      969,388  FNMA, Series 2006-44, Class OA, 5.50%, 12/25/26(2)          985,751
                                                                       -----------
                                                                         2,839,420
                                                                       -----------
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.3%
      149,172  Banc of America Alternative Loan Trust, Series
               2007-2, Class 2A4, 5.75%, 6/25/37(2)                        136,125
      200,000  Banc of America Mortgage Securities, Inc., Series
               2004 G, Class 2A6, VRN, 4.65%, 10/1/08(2)                   196,601
      492,090  Countrywide Home Loan Mortgage Pass-Through Trust,
               Series 2003-37, Class 2A2, VRN, 5.11%, 10/1/08(2)           484,240
      440,386  Countrywide Home Loan Mortgage Pass-Through Trust,
               Series 2007-16, Class A1, 6.50%, 10/25/37(2)                346,562

------
20

Core Plus

Principal Amount                                                         Value

    $ 218,729  Credit Suisse First Boston Mortgage Securities
               Corp., Series 2003 AR28, Class 2A1, VRN, 4.48%,
               10/1/08(2)                                                $ 218,511
      212,471  J.P. Morgan Mortgage Trust, Series 2004 A2, Class
               1A1, VRN, 3.81%, 10/1/08(2)                                 201,846
      300,000  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2004 AR4, Class A6, VRN, 3.80%,
               10/1/08(2)                                                  295,036
      450,000  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2005 AR4, Class A3, VRN, 4.59%,
               10/1/08(2)                                                  436,218
      250,000  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2005 AR4, Class A4B, VRN,
               4.67%, 10/1/08(2)                                           248,945
                                                                       -----------
                                                                         2,564,084
                                                                       -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $5,502,689)                                                        5,403,504
                                                                       -----------
Commercial Mortgage-Backed Securities(1) -- 13.5%
      750,000  Banc of America Commercial Mortgage, Inc., Series
               2000-2, Class B, VRN, 7.38%, 10/1/08(2)                     763,806
       84,862  Banc of America Commercial Mortgage, Inc., Series
               2002 PB2, Class A3 SEQ, 6.09%, 6/11/35(2)                    84,731
      750,000  Banc of America Commercial Mortgage, Inc., Series
               2002 PB2, Class B SEQ, 6.31%, 6/11/35(2)                    746,214
    1,025,000  Banc of America Commercial Mortgage, Inc., Series
               2004-2, Class A3 SEQ, 4.05%, 11/10/38(2)                    991,219
      200,000  Bank of America, N.A.-First Union National Bank
               Commercial Mortgage Trust, Series 2001-3, Class A2
               SEQ, 5.46%, 4/11/37(2)                                      195,928
    1,198,346  Bear Stearns Commercial Mortgage Securities Trust
               STRIPS-COUPON, Series 2004 T16, Class X2, VRN,
               0.89%, 10/1/08                                               27,112
      425,000  Chase Commercial Mortgage Securities Corp., Series
               2000-2, Class C, VRN, 7.93%, 10/1/08(2)                     436,664
      242,094  Commercial Mortgage Acceptance Corp. STRIPS-COUPON,
               Series 1998 C2, Class X, VRN, 1.68%, 10/1/08                 13,981

Principal Amount                                                         Value

    $ 700,000  Credit Suisse First Boston Mortgage Securities
               Corp., Series 2000 C1, Class B, VRN, 7.90%,
               10/11/08(2)                                               $ 718,382
       99,815  Greenwich Capital Commercial Funding Corp., Series
               2006 FL4A, Class A1, VRN, 4.14%, 10/5/08, resets
               monthly off the 1-month LIBOR plus 0.09% with no
               caps(2)(4)                                                   89,803
       12,203  LB-UBS Commercial Mortgage Trust, Series 2003 C5,
               Class A2 SEQ, 3.48%, 7/15/27(2)                              12,108
      500,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
               Class A3 SEQ, 4.65%, 7/15/30(2)                             476,136
      211,000  Lehman Brothers Commercial Conduit Mortgage Trust,
               Series 1999 C1, Class B, 6.93%, 6/15/31(2)                  211,182
                                                                       -----------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $4,867,357)                                                        4,767,266
                                                                       -----------
U.S. Treasury Securities and Equivalents -- 7.1%
       27,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)                      37,062
      733,902  U.S. Treasury Inflation Indexed Notes, 3.00%,
               7/15/12(2)                                                  763,504
      357,072  U.S. Treasury Inflation Indexed Notes, 2.00%,
               1/15/14(2)(5)                                               356,103
      524,890  U.S. Treasury Inflation Indexed Notes, 1.625%,
               1/15/18(2)                                                  496,111
      300,000  U.S. Treasury Notes, 4.75%, 5/31/12(2)                      322,524
      320,000  U.S. Treasury Notes, 4.00%, 2/15/14(2)(5)                   336,225
      185,000  U.S. Treasury Notes, 4.75%, 8/15/17(2)(5)                   198,167
                                                                       -----------
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS
(Cost $2,586,496)                                                        2,509,696
                                                                       -----------
U.S. Government Agency Securities -- 6.0%
      250,000  FHLMC, 5.625%, 3/15/11(2)(5)                                264,082
      250,000  FHLMC, 3.75%, 6/28/13(2)                                    248,325
      875,000  FHLMC, 4.125%, 9/27/13(2)(5)                                882,814
      400,000  FHLMC, 5.00%, 1/30/14(2)                                    414,828
      295,000  FNMA, 5.00%, 2/13/17(2)                                     302,051
                                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $2,109,304)                                                        2,112,100
                                                                       -----------

------
21

Core Plus

Principal Amount/Shares                                                  Value

Municipal Securities -- 5.4%
    $ 170,000  California Educational Facilities Auth. Rev., Series
               2007 T1, (Stanford University), 5.00%, 3/15/39(2)         $ 162,775
      400,000  California Infrastructure & Economic Development
               Bank Rev., Series 2003 A, (Bay Area Toll Bridges
               Seismic Retrofit 1st Lien), 5.00%, 1/1/28,
               Prerefunded at 100% of Par (Ambac)(2)(6)                    395,824
      400,000  Clark County School District GO, Series 2004 D,
               (Building Bonds), 5.00%, 12/15/14, Prerefunded at
               100% of Par (MBIA)(2)(6)                                    430,588
      400,000  Clark County School District GO, Series 2005 C,
               (Building Bonds), 5.00%, 12/15/15, Prerefunded at
               100% of Par (FSA)(2)(6)                                     430,492
      150,000  Georgia GO, Series 2008 B, 5.00%, 7/1/18(2)                 158,100
      300,000  Massachusetts Health & Educational Facilities Auth.
               Rev., Series 2002 K, (Mass Institute Technology),
               5.50%, 7/1/32 (GO of Institute)                             309,672
                                                                       -----------
TOTAL MUNICIPAL SECURITIES
(Cost $1,975,350)                                                        1,887,451
                                                                       -----------
Asset-Backed Securities(1) -- 2.6%
      521,000  CNH Equipment Trust, Series 2007 C, Class A3A SEQ,
               5.21%, 12/15/11(2)                                          520,465
      303,932  FHLMC, Series T7, Class A5 SEQ, VRN, 7.27%,
               10/1/08(2)                                                  289,062
       93,465  SLM Student Loan Trust, Series 2007-8, Class A1,
               VRN, 3.03%, 10/25/08, resets quarterly off the
               3-month LIBOR plus 0.23% with no caps(2)                     90,863
                                                                       -----------
TOTAL ASSET-BACKED SECURITIES
(Cost $918,729)                                                            900,390
                                                                       -----------
Temporary Cash Investments -- 6.1%
      368,000  FHLB Discount Notes, 0.10%, 10/1/08(7)                      368,000
        9,751  JPMorgan U.S. Treasury Plus Money Market Fund(2)              9,751

Principal Amount                                                         Value

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 3.00%,
7/15/12, valued at $1,806,079), in a joint trading account at
0.03%, dated 9/30/08, due 10/1/08 (Delivery value $1,775,001)(2)       $ 1,775,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $2,152,751)                                                        2,152,751
                                                                       -----------
Temporary Cash Investments --
Securities Lending Collateral(8) -- 4.9%
    $ 100,000  K2 (USA) LLC, VRN, 2.09%, 12/15/08, resets quarterly off the Federal Reserve Prime Loan Rate minus 2.91%
               with no caps(4)                                              98,913
      150,000  Links Finance LLC, VRN, 2.10%, 10/9/08, resets
               quarterly off the Federal Reserve Prime Loan Rate
               minus 2.91% with no caps(4)                                 147,887
      150,000  Merrill Lynch & Co., Inc., VRN, 2.17%, 12/29/08,
               resets quarterly off the Federal Reserve Prime Loan
               Rate minus 2.83% with no caps                               144,336
      150,000  Nationwide Building Society, VRN, 2.94%, 12/8/08,
               resets quarterly off the 3-month LIBOR plus 0.13%
               with no caps                                                149,078
      150,000  Tango Finance Corp., VRN, 2.09%, 12/29/08, resets quarterly off the Federal Reserve Prime Loan Rate
               minus 2.91% with no caps(4)                                 148,657

Repurchase Agreement, Barclays Capital, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.00%, dated 9/30/08, due 10/1/08 (Delivery
value $200,011)                                                            200,000

Repurchase Agreement, BNP Paribas Securities Corp., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.00%, dated 9/30/08, due 10/1/08 (Delivery
value $200,006)                                                            200,000

Repurchase Agreement, Credit Suisse (USA) LLC, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.50%, dated 9/30/08, due 10/1/08 (Delivery
value $200,008)                                                            200,000

------
22

Core Plus                                                                Value
Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.00%, dated 9/30/08, due
10/1/08 (Delivery value $200,011)                                        $ 200,000

Repurchase Agreement, UBS Securities LLC, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 1.75%, dated 9/30/08, due 10/1/08 (Delivery
value $222,721)                                                            222,710
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $1,722,726)                                                        1,711,581
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 124.2%
(Cost $44,526,320)                                                      43,648,878
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (24.2)%                                (8,491,521)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $35,157,357
                                                                       ===========

Futures Contracts
                                                Underlying Face       Unrealized
Contracts Purchased         Expiration Date     Amount at Value      Gain (Loss)

   39  U.S. Treasury
       2-Year Notes          December 2008         $8,324,062          $48,053

   12  U.S. Treasury
       10-Year Notes         December 2008         1,375,500           (9,089)
                                                 -------------        ---------
                                                   $9,699,562          $38,964
                                                 =============        =========

                                                Underlying Face       Unrealized
     Contracts Sold        Expiration Date      Amount at Value      Gain (Loss)

13     U.S. Long Bond       December 2008          $1,523,234          $12,814
                                                 =============        ==========

------
23

Core Plus

Swap Agreements
Notional                                                           Unrealized
Amount         Description of Agreement         Expiration Date    Gain (Loss)

CREDIT DEFAULT

   $1,800,000  Pay semiannually a fixed rate    June 2012          $105,238
               equal to 1.25% multiplied by
               the notional amount and
               receive from Barclays Bank plc
               upon each default event of one
               of the issues of Dow Jones CDX
               Emerging Markets 7, par value
               of the proportional notional
               amount.

       20,000  Pay quarterly a fixed rate       March 2013         (291)
               equal to 0.70% multiplied by
               the notional amount and
               receive from Barclays Bank plc
               upon each default event of
               Rohm & Haas Co., par value of
               the proportional notional
               amount of Rohm & Haas Co.,
               7.85%, 7/15/29.

      100,000  Pay quarterly a fixed rate       June 2013          1,222
               equal to 1.28% multiplied by
               the notional amount and
               receive from Barclays Bank plc
               upon each default event of
               Staples, Inc., par value of
               the proportional notional
               amount of Staples, Inc.,
               7.375%, 10/1/12.

      250,000  Pay quarterly a fixed rate       March 2017         6,847
               equal to 0.12% multiplied by
               the notional amount and
               receive from Barclays Bank plc
               upon each default event of
               Pfizer Inc., par value of the
               proportional notional amount
               of Pfizer Inc., 4.65%, 3/1/18.

      400,000  Pay quarterly a fixed rate       September 2017     35,735
               equal to 0.69% multiplied by
               the notional amount and
               receive from Barclays Bank plc
               upon each default event of
               JPMorgan Chase & Co., par
               value of the proportional
               notional amount of JPMorgan
               Chase & Co., 6.75%, 2/1/11.
                                                                   --------
                                                                   $148,751
                                                                   ========

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

CDX = Credit Derivative Indexes

Equivalent = Security whose principal payments are secured by U.S. Treasuries

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance, Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MBIA = MBIA Insurance Corporation

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $17,034,400.

(3) Forward commitment.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at September 30, 2008 was $1,041,245, which represented 3.0% of total net assets.

(5) Security, or a portion thereof, was on loan as of September 30, 2008.

(6) Escrowed to maturity in U.S. government securities or state and local government securities.

(7) The rate indicated is the yield to maturity at purchase.

(8) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements

------
24

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008 (UNAUDITED)
                                                           Short
                                                          Duration     Core Plus
ASSETS

Investment securities, at value (cost of $31,189,109
and $42,803,594, respectively) -- including $ -- and
$1,667,983 of securities on loan, respectively           $31,110,368   $41,937,297

Investments made with cash collateral received for
securities on loan, at value (cost of $ -- and
$1,722,726, respectively)                                         --     1,711,581
                                                         -----------   -----------

Total investment securities, at value (cost of
$31,189,109 and $44,526,320, respectively)                31,110,368    43,648,878

Cash                                                           5,927            --

Receivable for investments sold                                   --     3,027,166

Receivable for capital shares sold                           879,139       112,080

Unrealized appreciation on swap agreements                    44,177       149,042

Interest receivable                                          180,681       285,415
                                                         -----------   -----------
                                                          32,220,292    47,222,581
                                                         -----------   -----------

LIABILITIES

Disbursements in excess of demand deposit cash                    --         3,987

Payable for collateral received for securities on loan            --     1,722,726

Payable for investments purchased                            731,428    10,240,333

Payable for variation margin on futures contracts             10,641        36,437

Payable for capital shares redeemed                           31,211        21,244

Unrealized depreciation on swap agreements                        --           291

Accrued management fees                                       14,365        18,349

Distribution fees payable                                      3,432         7,073

Service fees (and distribution fees -- A Class and R
Class) payable                                                 5,221         6,190

Dividends payable                                              2,451         8,594
                                                         -----------   -----------
                                                             798,749    12,065,224
                                                         -----------   -----------

NET ASSETS                                               $31,421,543   $35,157,357
                                                         ===========   ===========

See Notes to Financial Statements.

------
25

SEPTEMBER 30, 2008 (UNAUDITED)
                                                           Short
                                                         Duration      Core Plus
NET ASSETS CONSIST OF:

Capital paid in                                          $31,295,994   $35,399,434

Accumulated undistributed net investment income
(loss)                                                       (2,285)         1,110

Undistributed net realized gain on investment
transactions                                                  78,606       421,631

Net unrealized appreciation (depreciation) on
investments                                                   49,228     (664,818)
                                                         -----------   -----------
                                                         $31,421,543   $35,157,357
                                                         ===========   ===========

INVESTOR CLASS
Net assets                                                $3,591,230    $4,361,374
Shares outstanding                                           354,732       435,095
Net asset value per share                                     $10.12        $10.02

INSTITUTIONAL CLASS
Net assets                                                $1,834,424    $4,576,045
Shares outstanding                                           181,199       456,529
Net asset value per share                                     $10.12        $10.02

A CLASS
Net assets                                               $20,579,260   $10,050,924
Shares outstanding                                         2,032,864     1,002,730
Net asset value per share                                     $10.12        $10.02
Maximum offering price (net asset value divided by
0.9775 and 0.9550, respectively)                              $10.35        $10.49

B CLASS
Net assets                                                $1,689,787    $4,600,821
Shares outstanding                                           166,901       459,001
Net asset value per share                                     $10.12        $10.02

C CLASS
Net assets                                                $2,917,047    $7,049,745
Shares outstanding                                           288,054       703,319
Net asset value per share                                     $10.13        $10.02

R CLASS
Net assets                                                  $809,795    $4,518,448
Shares outstanding                                            79,949       450,785
Net asset value per share                                     $10.13        $10.02

See Notes to Financial Statements.

------
26

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)
                                                           Short
                                                         Duration      Core Plus
INVESTMENT INCOME (LOSS)
INCOME:
Interest                                                    $454,818      $900,787
Securities lending, net                                        6,278         5,116
                                                           ---------   -----------
                                                             461,096       905,903
                                                           ---------   -----------
EXPENSES:
Management fees                                               59,551       107,731
Distribution fees:
 B Class                                                       6,853        17,221
 C Class                                                      12,959        24,146
Service fees:
 B Class                                                       2,284         5,740
 C Class                                                       4,320         8,049
Distribution and service fees:
 A Class                                                      10,661         9,972
 R Class                                                       4,421        11,350
Trustees' fees and expenses                                      365           713
Other expenses                                                    16            34
                                                           ---------   -----------
                                                             101,430       184,956
                                                           ---------   -----------

NET INVESTMENT INCOME (LOSS)                                 359,666       720,947
                                                           ---------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:
Investment transactions                                     (54,292)      (82,320)
Futures and swaps transactions                                 4,410         5,840
                                                           ---------   -----------
                                                            (49,882)      (76,480)
                                                           ---------   -----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)
ON:
Investments                                                (237,888)   (1,241,423)
Futures and swaps                                             90,420       (1,504)
                                                           ---------   -----------
                                                           (147,468)   (1,242,927)
                                                           ---------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                    (197,350)   (1,319,407)
                                                           ---------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $162,316    $(598,460)
                                                           =========    ==========

See Notes to Financial Statements.

------
27

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED) AND YEAR ENDED MARCH 31, 2008

                                Short Duration                  Core Plus

Increase (Decrease) in      September     March 31,      September     March 31,
Net Assets                  30, 2008         2008        30, 2008         2008

OPERATIONS

Net investment income
(loss)                        $ 359,666     $ 479,250      $ 720,947   $ 1,074,048

Net realized gain (loss)       (49,882)       173,990       (76,480)       844,539

Change in net
unrealized appreciation
(depreciation)                (147,468)       162,115    (1,242,927)       523,230
                            -----------   -----------    -----------   -----------
Net increase (decrease)
in net assets resulting
from operations                 162,316       815,355      (598,460)     2,441,817
                            -----------   -----------    -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment
income:
 Investor Class                (56,399)      (80,865)      (178,568)     (197,085)
 Institutional Class           (41,084)      (79,397)      (140,551)     (197,892)
 A Class                      (162,500)     (106,515)      (225,079)     (187,899)
 B Class                       (30,393)      (58,582)      (112,977)     (144,565)
 C Class                       (56,964)      (78,432)      (157,735)     (151,375)
 R Class                       (34,002)      (66,859)      (123,196)     (166,575)
                            -----------   -----------    -----------   -----------
Decrease in net assets
from distributions            (381,342)     (470,650)      (938,106)   (1,045,391)
                            -----------   -----------    -----------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                 16,321,334     4,831,179      4,527,529     5,539,497
                            -----------   -----------    -----------   -----------

NET INCREASE (DECREASE)
IN NET ASSETS                16,102,308     5,175,884      2,990,963     6,935,923

NET ASSETS

Beginning of period          15,319,235    10,143,351     32,166,394    25,230,471
                            -----------   -----------    -----------   -----------
End of period               $31,421,543   $15,319,235    $35,157,357   $32,166,394
                            ===========   ===========    ===========   ===========

Accumulated
undistributed net
investment income (loss)       $(2,285)       $23,226         $1,110      $234,098
                            ===========   ===========    ===========   ===========

See Notes to Financial Statements.

------
28

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Short Duration Fund (Short Duration) and Core
Plus Fund (Core Plus) (the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940 Act. The funds' investment objective is to seek to maximize total return by investing in non-money market debt securities. As a secondary objective, the funds seek a high level of income. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class, the C Class and the R Class.
The A Class may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

------
29

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board Interpretation No. 48, "Accounting for Income Taxes" during the current fiscal year. All tax years for the funds remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of

------
30

unrecognized tax benefits will significantly change in the next twelve months.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925%
to 0.4100% for Short Duration and from 0.3425% to 0.4600% for Core Plus. The rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R
Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range.

The effective annual management fee for each class of each fund for the six months ended September 30, 2008, was as follows:

                    Investor, A, B, C & R   Institutional
Short Duration              0.61%               0.41%
Core Plus                   0.66%               0.46%

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust,
ACIS, and the trust's transfer agent, American Century Services, LLC. ACIM owns 13% and 67% of the shares outstanding of Short Duration and Core Plus, respectively.

Effective May 15, 2008, the funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

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31

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended September 30, 2008, were as follows:

                                                           Short
                                                         Duration      Core Plus
PURCHASES

U.S. Treasury & Government Agency Obligations           $16,591,796   $51,794,866

Investment securities other than U.S. Treasury &
Government Agency Obligations                           $5,798,235     $7,591,618

PROCEEDS FROM SALES

U.S. Treasury & Government Agency Obligations           $6,263,815    $47,551,154

Investment securities other than U.S. Treasury &
Government Agency Obligations                           $1,083,438     $3,405,902

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                            Six months ended September      Year ended March 31,
                                     30, 2008                       2008

                              Shares         Amount         Shares       Amount

Short Duration

INVESTOR CLASS

Sold                            364,432       $3,690,419      57,076      $579,351

Issued in reinvestment
of distributions                  5,185           52,544       7,986        80,459

Redeemed                      (239,092)      (2,419,575)    (10,895)     (110,404)
                              ---------      -----------   ---------   -----------
                                130,525        1,323,388      54,167       549,406
                              ---------      -----------   ---------   -----------
INSTITUTIONAL CLASS
                              ---------      -----------   ---------   -----------
Issued in reinvestment
of distributions                  4,060           41,084       7,871        79,024
                              ---------      -----------   ---------   -----------
A CLASS

Sold                          1,831,769       18,548,818     502,134     5,065,479

Issued in reinvestment
of distributions                 14,376          145,557       8,332        84,054

Redeemed                      (257,456)      (2,603,036)   (235,306)   (2,361,727)
                              ---------      -----------   ---------   -----------
                              1,588,689       16,091,339     275,160     2,787,806
                              ---------      -----------   ---------   -----------
B CLASS

Sold                              6,557           66,377       7,497        75,250

Issued in reinvestment
of distributions                  3,002           30,393       5,800        58,387

Redeemed                       (21,352)        (216,341)     (3,196)      (31,990)
                              ---------      -----------   ---------   -----------
                               (11,793)        (119,571)      10,101       101,647
                              ---------      -----------   ---------   -----------
C CLASS

Sold                            179,547        1,819,450     126,956     1,274,567

Issued in reinvestment
of distributions                  4,946           50,132       7,525        75,874

Redeemed                      (189,352)      (1,918,490)    (10,161)     (103,666)
                              ---------      -----------   ---------   -----------
                                (4,859)         (48,908)     124,320     1,246,775
                              ---------      -----------   ---------   -----------
R CLASS

Issued in reinvestment
of distributions                  3,362           34,002       6,627        66,521

Redeemed                       (98,914)      (1,000,000)          --            --
                              ---------      -----------   ---------   -----------
                               (95,552)        (965,998)       6,627        66,521
                              ---------      -----------   ---------   -----------
Net increase (decrease)       1,611,070      $16,321,334     478,246    $4,831,179
                              =========      ===========   =========   ===========

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32

                             Six months ended September     Year ended March 31,
                                      30, 2008                      2008

                               Shares         Amount        Shares       Amount
Core Plus

INVESTOR CLASS

Sold                             285,661       $2,933,110    127,665    $1,326,481

Issued in reinvestment of
distributions                     15,779          160,575     19,433       196,188

Redeemed                       (422,910)      (4,276,258)   (13,413)     (139,420)
                               ---------      -----------   --------    ----------
                               (121,470)      (1,182,573)    133,685     1,383,249
                               ---------      -----------   --------    ----------
INSTITUTIONAL CLASS
                               ---------      -----------   --------    ----------
Issued in reinvestment of
distributions                     13,824          140,551     19,574       197,274
                               ---------      -----------   --------    ----------
A CLASS

Sold                             402,733        4,121,163    174,862     1,808,694

Issued in reinvestment of
distributions                     20,976          213,153     17,912       180,686

Redeemed                        (33,356)        (340,418)    (2,894)      (29,506)
                               ---------      -----------   --------    ----------
                                 390,353        3,993,898    189,880     1,959,874
                               ---------      -----------   --------    ----------
B CLASS

Sold                               7,653           77,923      4,701        49,118

Issued in reinvestment of
distributions                     11,112          112,977     14,289       144,020

Redeemed                           (195)          (2,000)         --            --
                               ---------      -----------   --------    ----------
                                  18,570          188,900     18,990       193,138
                               ---------      -----------   --------    ----------

C CLASS

Sold                             118,599        1,213,845    146,115     1,516,755

Issued in reinvestment of
distributions                     12,176          123,809     14,464       145,844

Redeemed                         (7,273)         (74,307)    (2,203)      (22,995)
                               ---------      -----------   --------    ----------
                                 123,502        1,263,347    158,376     1,639,604
                               ---------      -----------   --------    ----------
R CLASS

Sold                                  21              210         32           331

Issued in reinvestment of
distributions                     12,117          123,196     16,471       166,027
                               ---------      -----------   --------    ----------
                                  12,138          123,406     16,503       166,358
                               ---------      -----------   --------    ----------
Net increase (decrease)          436,917       $4,527,529    537,008    $5,539,497
                               =========      ===========   ========    ==========

5. SECURITIES LENDING

As of September 30, 2008, securities in Core Plus valued at $1,667,983 were on loan through the lending agent, JPMCB, to certain approved borrowers. As of
September 30, 2008, Short Duration did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total market value of all collateral received for Core Plus, at this date, was $1,711,581. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

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33

6. FAIR VALUE MEASUREMENTS

The funds' securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds' securities and other financial instruments as of September
30, 2008:

                                                                      Unrealized
                                                                      Gain (Loss)
                                                         Value of      on Other
                                                        Investment     Financial
Fund/Valuation Inputs                                   Securities   Instruments*
SHORT DURATION
Level 1 -- Quoted Prices                                     $5,083        $81,119
Level 2 -- Other Significant Observable Inputs           31,105,285         44,177
Level 3 -- Significant Unobservable Inputs                       --             --
                                                        -----------      ---------
                                                        $31,110,368       $125,296
                                                        ===========      =========

CORE PLUS
Level 1 -- Quoted Prices                                     $9,751        $51,778
Level 2 -- Other Significant Observable Inputs           43,639,127        148,751
Level 3 -- Significant Unobservable Inputs                       --             --
                                                        -----------      ---------
                                                        $43,648,878       $200,529
                                                        ===========      =========

*Includes futures contracts and swap agreements.

7. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with Bank of America,
N.A. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended September 30, 2008.

8. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

9. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. Reclassifications between income and realized gain relate primarily to the character of interest on swap agreements.

------
34

As of September 30, 2008, the components of investments for federal income tax purposes were as follows:

                                                         Short
                                                       Duration       Core Plus
Federal tax cost of investments                        $31,189,109    $44,530,544
Gross tax appreciation of investments                     $143,711       $138,195
Gross tax depreciation of investments                    (222,452)    (1,019,861)
                                                       -----------    -----------
Net tax appreciation (depreciation) of investments       $(78,741)     $(881,666)
                                                       ===========    ===========

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
35

FINANCIAL HIGHLIGHTS
Short Duration

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008(1)    2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $10.26    $10.00   $10.00
                                                       -------   ------   -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.20      0.45     0.15

 Net Realized and Unrealized Gain (Loss)               (0.12)     0.25     --(4)
                                                       -------   ------   -------
 Total from Investment Operations                       0.08      0.70     0.15
                                                       -------   ------   -------
Distributions

 From Net Investment Income                            (0.22)    (0.44)   (0.15)
                                                       -------   ------   -------
Net Asset Value, End of Period                         $10.12    $10.26   $10.00
                                                       ======    ======   =======

TOTAL RETURN(5)                                         0.80%    7.17%     1.46%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     0.61%(6)   0.62%   0.62%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            3.95%(6)   4.42%   4.48%(6)

Portfolio Turnover Rate                                  41%      113%     157%

Net Assets, End of Period (in thousands)               $3,591    $2,301   $1,700

(1) Six months ended September 30, 2008 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
36

Short Duration

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008(1)    2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $10.26    $10.00   $10.00
                                                       -------   ------   -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.22      0.47     0.15

 Net Realized and Unrealized Gain (Loss)               (0.13)     0.25     --(4)
                                                       -------   ------   -------
 Total from Investment Operations                       0.09      0.72     0.15
                                                       -------   ------   -------
Distributions

 From Net Investment Income                            (0.23)    (0.46)   (0.15)
                                                       -------   ------   -------
Net Asset Value, End of Period                         $10.12    $10.26   $10.00
                                                       =======   ======   =======

TOTAL RETURN(5)                                         0.90%    7.38%     1.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     0.41%(6)   0.42%   0.42%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            4.15%(6)   4.62%   4.68%(6)

Portfolio Turnover Rate                                  41%      113%     157%

Net Assets, End of Period (in thousands)               $1,834    $1,818   $1,693

(1) Six months ended September 30, 2008 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
37

Short Duration

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008(1)    2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $10.26    $10.00   $10.00
                                                       -------   ------   -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.18      0.42     0.14

 Net Realized and Unrealized Gain (Loss)               (0.11)     0.25     --(4)
                                                       -------   ------   -------
 Total from Investment Operations                       0.07      0.67     0.14
                                                       -------   ------   -------
Distributions

 From Net Investment Income                            (0.21)    (0.41)   (0.14)
                                                       -------   ------   -------
Net Asset Value, End of Period                         $10.12    $10.26   $10.00
                                                       =======   ======   ======

TOTAL RETURN(5)                                         0.67%    6.91%     1.37%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     0.86%(6)   0.87%   0.87%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            3.70%(6)   4.17%   4.23%(6)

Portfolio Turnover Rate                                  41%      113%     157%

Net Assets, End of Period (in thousands)               $20,579   $4,559   $1,690

(1) Six months ended September 30, 2008 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
38

Short Duration

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008(1)    2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $10.26    $10.00   $10.00
                                                       -------   ------   -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.15      0.35     0.11

 Net Realized and Unrealized Gain (Loss)               (0.12)     0.25     --(4)
                                                       -------   ------   -------
 Total from Investment Operations                       0.03      0.60     0.11
                                                       -------   ------   -------
Distributions

 From Net Investment Income                            (0.17)    (0.34)   (0.11)
                                                       -------   ------   -------
Net Asset Value, End of Period                         $10.12    $10.26   $10.00
                                                       =======   ======   =======

TOTAL RETURN(5)                                         0.29%    6.11%     1.13%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.61%(6)   1.62%   1.62%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            2.95%(6)   3.42%   3.48%(6)

Portfolio Turnover Rate                                  41%      113%     157%

Net Assets, End of Period (in thousands)               $1,690    $1,834   $1,686

(1) Six months ended September 30, 2008 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
39

Short Duration

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008(1)    2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $10.26    $10.00   $10.00
                                                       -------   ------   -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.15      0.34     0.11

 Net Realized and Unrealized Gain (Loss)               (0.11)     0.26     --(4)
                                                       -------   ------   -------
 Total from Investment Operations                       0.04      0.60     0.11
                                                       -------   ------   -------
Distributions

 From Net Investment Income                            (0.17)    (0.34)   (0.11)
                                                       -------   ------   -------
Net Asset Value, End of Period                         $10.13    $10.26   $10.00
                                                       =======   ======   =======

TOTAL RETURN(5)                                         0.39%    6.11%     1.13%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.61%(6)   1.62%   1.62%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            2.95%(6)   3.42%   3.48%(6)

Portfolio Turnover Rate                                  41%      113%     157%

Net Assets, End of Period (in thousands)               $2,917    $3,006   $1,686

(1) Six months ended September 30, 2008 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
40

Short Duration

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008(1)    2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $10.26    $10.00   $10.00
                                                       -------   ------   -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.18      0.40     0.13

 Net Realized and Unrealized Gain (Loss)               (0.12)     0.25     --(4)
                                                       -------   ------   -------
 Total from Investment Operations                       0.06      0.65     0.13
                                                       -------   ------   -------
Distributions

 From Net Investment Income                            (0.19)    (0.39)   (0.13)
                                                       -------   ------   -------
Net Asset Value, End of Period                         $10.13    $10.26   $10.00
                                                       =======   ======   =======

TOTAL RETURN(5)                                         0.64%    6.64%     1.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.11%(6)   1.12%   1.12%(6)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            3.45%(6)   3.92%   3.98%(6)

Portfolio Turnover Rate                                  41%      113%     157%

Net Assets, End of Period (in thousands)                $810     $1,801   $1,689

(1) Six months ended September 30, 2008 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
41

Core Plus

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008(1)    2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $10.48    $9.96    $10.00
                                                       -------   ------   -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.24      0.45     0.14

 Net Realized and Unrealized Gain (Loss)               (0.40)     0.51    (0.03)
                                                       -------   ------   -------
 Total from Investment Operations                      (0.16)     0.96     0.11
                                                       -------   ------   -------
Distributions

 From Net Investment Income                            (0.30)    (0.44)   (0.15)
                                                       -------   ------   -------
Net Asset Value, End of Period                         $10.02    $10.48    $9.96
                                                      ========   ======   =======

TOTAL RETURN(4)                                        (1.50)%   9.88%     1.04%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     0.66%(5)   0.67%   0.67%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            4.67%(5)   4.46%   4.44%(5)

Portfolio Turnover Rate                                 148%      232%     133%

Net Assets, End of Period (in thousands)               $4,361    $5,830   $4,211

(1) Six months ended September 30, 2008 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
42

Core Plus

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008(1)    2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $10.48    $9.96    $10.00
                                                       -------   ------   -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.25      0.47     0.15

 Net Realized and Unrealized Gain (Loss)               (0.40)     0.51    (0.04)
                                                       -------   ------   -------
 Total from Investment Operations                      (0.15)     0.98     0.11
                                                       -------   ------   -------
Distributions

 From Net Investment Income                            (0.31)    (0.46)   (0.15)
                                                       -------   ------   -------
Net Asset Value, End of Period                         $10.02    $10.48    $9.96
                                                       =======   ======   =======

TOTAL RETURN(4)                                        (1.40)%   10.10%    1.11%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     0.46%(5)   0.47%   0.47%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            4.87%(5)   4.66%   4.64%(5)

Portfolio Turnover Rate                                 148%      232%     133%

Net Assets, End of Period (in thousands)               $4,576    $4,638   $4,214

(1) Six months ended September 30, 2008 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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43

Core Plus

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008(1)    2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $10.48    $9.96    $10.00
                                                       -------   ------   -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.23      0.42     0.14

 Net Realized and Unrealized Gain (Loss)               (0.40)     0.51    (0.04)
                                                       -------   ------   -------
 Total from Investment Operations                      (0.17)     0.93     0.10
                                                       -------   ------   -------
Distributions

 From Net Investment Income                            (0.29)    (0.41)   (0.14)
                                                       -------   ------   -------
Net Asset Value, End of Period                         $10.02    $10.48    $9.96
                                                       =======   ======   =======

TOTAL RETURN(4)                                        (1.62)%   9.61%     0.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     0.91%(5)   0.92%   0.92%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            4.42%(5)   4.21%   4.19%(5)

Portfolio Turnover Rate                                 148%      232%     133%

Net Assets, End of Period (in thousands)               $10,051   $6,415   $4,207

(1) Six months ended September 30, 2008 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
44

Core Plus

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008(1)    2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $10.48    $9.96    $10.00
                                                       -------   ------   -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.19      0.35     0.11

 Net Realized and Unrealized Gain (Loss)               (0.40)     0.51    (0.04)
                                                       -------   ------   -------
 Total from Investment Operations                      (0.21)     0.86     0.07
                                                       -------   ------   -------
Distributions

 From Net Investment Income                            (0.25)    (0.34)   (0.11)
                                                       -------   ------   -------
Net Asset Value, End of Period                         $10.02    $10.48    $9.96
                                                       =======   ======   =======

TOTAL RETURN(4)                                        (1.99)%   8.80%     0.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.66%(5)   1.67%   1.67%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            3.67%(5)   3.46%   3.44%(5)

Portfolio Turnover Rate                                 148%      232%     133%

Net Assets, End of Period (in thousands)               $4,601    $4,614   $4,197

(1) Six months ended September 30, 2008 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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45

Core Plus

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008(1)    2008    2007(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                   $10.48    $9.96    $10.00
                                                       -------   ------   -------

Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.19      0.35     0.11

 Net Realized and Unrealized Gain (Loss)               (0.40)     0.51    (0.04)
                                                       -------   ------   -------
 Total from Investment Operations                      (0.21)     0.86     0.07
                                                       -------   ------   -------

Distributions
 From Net Investment Income                            (0.25)    (0.34)   (0.11)
                                                       -------   ------   -------
Net Asset Value, End of Period                         $10.02    $10.48    $9.96
                                                      ========   ======  ========

TOTAL RETURN(4)                                        (1.99)%   8.80%     0.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.66%(5)   1.67%   1.67%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            3.67%(5)   3.46%   3.44%(5)

Portfolio Turnover Rate                                 148%      232%     133%

Net Assets, End of Period (in thousands)               $7,050    $6,074   $4,197

(1) Six months ended September 30, 2008 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
46

Core Plus

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       2008(1)    2008    2007(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                   $10.48    $9.96    $10.00
                                                       -------   -----    -------

Income From Investment Operations

 Net Investment Income (Loss)(3)                        0.21      0.40     0.13

 Net Realized and Unrealized Gain (Loss)               (0.39)     0.51    (0.04)
                                                       -------   ------   -------
 Total from Investment Operations                      (0.18)     0.91     0.09
                                                       -------   ------   -------
Distributions

 From Net Investment Income                            (0.28)    (0.39)   (0.13)
                                                       -------   ------   -------
Net Asset Value, End of Period                         $10.02    $10.48    $9.96
                                                       =======   ======   =======

TOTAL RETURN(4)                                        (1.75)%   9.34%     0.88%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets     1.16%(5)   1.17%   1.17%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                            4.17%(5)   3.96%   3.94%(5)

Portfolio Turnover Rate                                 148%      232%     133%

Net Assets, End of Period (in thousands)               $4,518    $4,595   $4,204

(1) Six months ended September 30, 2008 (unaudited).

(2) November 30, 2006 (fund inception) through March 31, 2007.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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47

APPROVAL OF MANAGEMENT AGREEMENTS

Short Duration and Core Plus

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning Short Duration and Core
Plus (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds;

* reports on the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

------
48

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their

------
49

business. At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its
Portfolio Committee, reviews investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. Short Duration's performance was above the median of its peer group for the one-year period. Core Plus'
performance was above its benchmark for the one-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, and the expenses incurred by the advisor in providing various functions to the funds. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

------
50

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of the funds was below the median of the total expense ratios of their peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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51

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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52

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP GOVERNMENT/CORPORATE 1- TO 3-YEAR INDEX is a
market-capitalization-weighted index that includes fixed-rate government and corporate issues with maturities between one and three years.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI) SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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53

NOTES

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54

NOTES

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55

NOTES

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56

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . .            1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . .         1-800-345-2021 or
                                                              816-531-5575

INVESTORS USING ADVISORS . . . . . . . . . . . .            1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . .            1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . .            1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . .            1-800-634-4113

AMERICAN CENTURY INVESTMENT TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0811
CL-SAN-61606N

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)  The  schedule  of  investments  is  included  as  part  of  the  report  to stockholders filed under Item 1 of this Form.

(b)  Not applicable.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable for semiannual report filings.

(a)(2)   Separate certifications by the registrant's principal executive officer and  principal  financial  officer,  pursuant  to  Section  302  of the
         Sarbanes-Oxley  Act of 2002  and Rule  30a-2(a)  under  the  Investment
         Company  Act  of  1940,  are  filed  and  attached  hereto  as  Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's  chief executive  officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AMERICAN CENTURY INVESTMENT TRUST

By:      /s/  Jonathan S. Thomas
         -------------------------------------------------
         Name:   Jonathan S. Thomas
         Title:  President

Date:    November 28, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         -------------------------------------------------
         Name:   Jonathan S. Thomas
         Title:  President
                 (principal executive officer)

Date:    November 28, 2008

By:      /s/  Robert J. Leach
         -------------------------------------------------
         Name:   Robert J. Leach
         Title:  Vice President, Treasurer, and
                 Chief Financial Officer
                 (principal financial officer)

Date:    November 28, 2008